Exhibit 10.39

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FURTHER AMENDED AND RESTATED AGREEMENT
BY AND BETWEEN
HSBC GLOBAL SERVICES (UK) LIMITED AND GP STRATEGIES LIMITED RELATING TO THE PROVISION OF GLOBAL LEARNING SERVICES Dated as of 5th November, 2018

CONTENTS

1	Definitions and Interpretation	2
2	General	19
3	Term	21
4	Asset Transfer, Transition and Transformation	22
5	Services	22
6	Charges	28
7	Joint-Ventures, Co-operatives and Third Party Services	28
8	HSBC Mergers and Acquisitions	28
9	HSBC Divestments	29
10	General Obligations of the Supplier	31
11	Supplier’s Warranties	35
12	Disaster Recovery	37
13	Supplier’s Security and Health & Safety Obligations	37
14	Content Library and Process Manual	40
15	Computer Viruses	41
16	HSBC Assistance and Support	41
17	HSBC Responsibilities and Relief Events	42
18	Intellectual Property Rights and Indemnity	43
19	Indemnities	46
20	Liability	47
21	Confidentiality	49
22	Publicity	50
23	Data Protection	50
24	Breach, Termination and Exit	53
25	Force Majeure	58
26	Disputes	58
28	Administration, Management and Governance	58
29	Change to the Services	59
30	Assignment and Sub-Contracting	59
31	Variation	59
32	Notices	60
33	Set-Off	60
34	HSBC Competitors	60
35	Further Assurance	61
36	Counterparts	61
37	Insurance	61
38	Audit and Regulatory Requirements	61
39	Relationship of the Parties	62
41	General	64

RESTRICTED

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedules

RESTRICTED

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

THIS FURTHER AMENDED AND RESTATED GLOBAL OUTSOURCING AGREEMENT (Further Amended and Restated Agreement) is made on 2018

BETWEEN:

(1)	HSBC Global Services (UK) Limited a company incorporated in England & Wales (registered number 727547) whose registered office is at 8 Canada Square, London, E14 5HQ (HSBC); and

(2)
GP Strategies Limited a company incorporated in England & Wales (registered number 08003789) whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT (Supplier).

RECITALS

A.	WHEREAS, GP Strategies Managed Services Limited and HSBC Holdings plc entered into an agreement on 2 July 2013 for the supply of global learning management services to HSBC (Original Agreement);

B.	WHEREAS, the rights, liabilities and obligations of GP Strategies Managed Services Limited under the Original Agreement were novated to the Supplier by a novation agreement dated 29 May 2015;

C.	WHEREAS, the rights, liabilities and obligations of HSBC Holdings plc under the Original Agreement were novated to HSBC by a novation agreement effective 1 November 2016;

D.	WHEREAS, the parties amended and restated the Original Agreement, effective 1 May 2017 (Restated Agreement);

E.	WHEREAS, the parties desire to amend and restate the Restated Agreement as set forth herein in order to reflect the occurrence of certain events and various other agreed changes;

F.	WHEREAS, clause 31 (Variation) of the Restated Agreement provides that no variation to the Restated Agreement shall be effective unless in writing signed by each party thereto; and

G.	WHEREAS, each party to the Restated Agreement is executing this Further Amended and Restated Agreement as evidence of their agreement to amend and restate the Restated Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the parties hereby agree that the Restated Agreement is, as of the Restatement Date, amended and restated in its entirety to read as follows:

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	1
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

1.	DEFINITIONS AND INTERPRETATION

1.1	Interpretation
The following rules apply in interpreting this Agreement and any Local Services Agreements entered into pursuant to them, except where the context makes it clear that a rule is not intended to apply:

(a)	reference to:

(i)
legislation (including subordinate legislation) is, except as otherwise specifically referenced, to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(ii)	a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

(iii)	the word “party” is a reference to HSBC or to the Supplier, and the word “parties” is a reference to both HSBC and the Supplier, unless the context requires otherwise;

(iv)	a party to this Agreement, Local Services Agreements or to any other document includes a successor or a permitted assign of that party; and

(v)
a person includes natural persons, corporates or unincorporated bodies (whether or not having separate legal personality) any type of entity or body of persons, whether or not it is incorporated, and any executor, administrator or successor in law of the person;

(b)	a singular word includes the plural, and vice versa;

(c)	a word which suggests one gender includes the other genders;

(d)
the words “subsidiary” and “holding company” have the meanings set out in section 1159 and schedule 6 of the Companies Act 2006 (except that for the purposes of the membership requirements in section 1159(1)(b) and section 1159(1)(c) a company shall be treated as a member of another company even if its shares in that other company are registered (i) in the name of its nominee, or (ii) in the name of a person (or the nominee of that person) who is holding the shares as security) and “management control” shall be demonstrated by the ability to exercise significant influence over an entity or its management;

(e)	the headings to clauses are for reference purposes only and shall not affect the interpretation or construction of the clauses;

(f)
general words are not to be given a restrictive meaning because they are followed by particular examples, and any words introduced by the terms “including”, “include”, “in particular” or any similar expression will be construed as illustrative and the words following any of those terms will not limit the sense of the words preceding those terms;

(g)	the Schedules, Appendices, Recitals and Service Orders form part of this Agreement and will have effect as if set out in full in the body of this Agreement;

(h)	in the event of conflict or ambiguity the provisions of this Agreement and any Local Services Agreement are to be read in the following order of precedence in relation to that conflict:

(i)	the clauses;

(ii)	the Schedules;

(iii)	the Appendices to any schedules;

(iv)	the Local Services Agreement;

(v)	the Service Orders; and

(vi)	any other document not otherwise referred to above.

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	2
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

A provision in a Schedule, Appendix, Local Services Agreement or Services Order may only override a provision in this Agreement if it expressly refers to and states that the relevant provision(s) of the Local Services Agreement or Services Order shall override the conflicting provision(s) of this Agreement and the Local Services Agreement or Services Order is counter-signed by an authorised representative of HSBC and the Supplier. In all other cases, if a conflict occurs between the documents listed above then the document higher in the order of precedence will prevail to resolve that conflict; and

(i)	capitalised terms in this Agreement shall have the meanings set out in clause 1.2.

1.2	Definitions
In this Agreement:
Academy shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Acceptance means that HSBC confirms in writing, that the Supplier has successfully passed the Acceptance Criteria or Acceptance Tests required by HSBC. Acceptance operates without prejudice to any rights and remedies that HSBC may have in relation to the performance by the Supplier of its obligations under the Agreement. Acceptance by HSBC does not operate as a waiver of any of its accrued rights or as a confirmation that the Supplier has in fact complied with its relevant obligations hereunder and "Accept" and "Accepted" shall be construed accordingly;
Acceptance Criteria means, in relation to a Deliverable or Service, the criteria to be achieved or met by the Supplier which, for any Services added to the scope of this Agreement following the Restatement Date, may include a requirement that the performance of the Services meets the terms of the Agreement including Operational Measures. For any Deliverables produced pursuant to a Service Order, the Acceptance Criteria shall include that all the relevant requirements of the Service Order are met;
Acceptance Testing means, in relation to a Deliverable, the process by which it will be tested to determine whether the Supplier has achieved or met the Acceptance Criteria;
Accessibility Supported means that an online document or tool can be understood by visually impaired and/or audio impaired users of assistive technologies as well as accessibility features in browsers and other user agents, subject to content translation and localisation;
Account Management Charges means the charges set out in Appendix 5‑D (Account Management Charges) of Schedule 5 (Charges);
Acquired Agreement has the meaning given to it in clause 10.2(b);
Acquired Business has the meaning given to it in clause 10.2(a);
Acquisition Date has the meaning given to it in clause 10.2(b);
Actual VM Spend shall have the meaning given to it in paragraph 1.4 of Appendix 5‑E of Schedule 5 (Charges);
Agreement means the body of this document comprising clauses 1 (Definitions and Interpretation) to 42 (Anti-Facilitation of Tax Evasion) (inclusive) together with the Recitals, Schedules, Appendices, any Service Orders and any documents incorporated by reference, including the Process Manual;
Alpha Deliverable means the first on-line or developed Deliverable in the applicable Project that is ready for end user and SME review;
Annual Operating Plan means the operating plan provided by HSBC to the Supplier from time to time setting out the operating plan for the relevant calendar year;
Approval means any regulatory and/or governmental licence, clearance and approval, and any other consent or approval applicable to the provision of the Services;
Approved Sub-Contractor means a third party approved by HSBC or an HSBC Group Member as set out in Schedule 10 (Approved Sub-Contractors) or the Local Services Agreement;
Approved to Run means Classes that have achieved the minimum Class capacity;

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	3
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Assessments shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Assets means any and all assets and rights used in or necessary to perform the Services, including equipment, facilities, Software licences, Support Contracts, consumables, Software, HSBC Assets and property (tangible and intangible);
Asset Register means a complete inventory of all Assets used in or necessary to provide the Services;
Assumed VM Spend shall have the meaning given to it in paragraph 1.4 of Appendix 5‑E of Schedule 5 (Charges);
At Risk means a Class which is approaching a delivery date that has not achieved the minimum Class capacity;
Authorised Representative(s) means those individuals holding the roles identified in paragraph 4 of Schedule 11 (Service Orders) and shall be authorised to sign Service Orders;
Authorised User means any person other than HSBC, a HSBC Contracting Party or any other HSBC Group Member who, with the permission of HSBC has access to the Services and/or HSBC Systems for the purposes of providing services to HSBC, or is a beneficiary of the Services at any time during the subsistence of this Agreement;
Background Intellectual Property means any Intellectual Property owned by the relevant party before the Original Signature Date and/or created by the relevant party independently of this Agreement;
Benchmark Review means a review of the Services carried out in accordance with Schedule 6 (Benchmarking) to determine whether those Services represent Good Value;
Benchmarked Services means the Services that HSBC elects to include in a Benchmark Review;
Benchmarker means the independent third party appointed under paragraph 4 of Schedule 6 (Benchmarking);
Beta Deliverable means the second on-line or developed Deliverable in the applicable Project that incorporates changes made to the Alpha Deliverable version;
Best Endeavours means to take every step necessary to achieve the desired result including taking any action and making available any resources to the extent necessary to achieve the desired objective but shall not require taking any step(s) that would result in any material detriment to the relevant party required to achieve the objective or any breach of Law;
Best Industry Standards means all relevant practices and professional standards that would be expected of a well-managed "top tier" expert service provider performing services substantially similar to the Services (taking into account factors such as the Operational Measures, Super KPI, term and pricing), to customers of the same nature and size as HSBC and/or any other HSBC Group Member (as the case may be);
BCDR Plan means the business continuity and disaster recovery plan set out in or required by Schedule 15 (Disaster Recovery);
Cancelled means HSBC gives formal notice that it requires a Course or Class to be cancelled;
Certification shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Change Procedure means the procedure set out in Schedule 12 (Change Procedure);
Change Form means the document set out in Schedule 12 (Change Procedure) to be used to record the parties' agreement to Changes;
Change means any actual or proposed change to the nature, level and/or extent of the Services, Operational Measures or Super KPI or the manner in which the Supplier provides or is to provide the Services (whether resulting in additions to, reductions in, or amendments to the Services, Operational Measures or Super KPI);

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	4
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Charges means the amounts payable for the Services (or any part thereof) as set out and/or calculated in accordance with Schedule 5 (Charges);
Chargeable Time Units shall have the meaning given to it in paragraph 1.2(c) of Appendix 5‑B of Schedule 5 (Charges);
Class shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Class Enrolment shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Comparable Services means services that are identical or materially similar to the Benchmarked Services (including in terms of scope, specification, volume and required quality of performance);
Comparison Group means a sample group of organisations providing Comparable Services identified by the Benchmarker under paragraph 5.8 of Schedule 6 (Benchmarking) consisting of organisations which are either of similar size to the Supplier or which are similarly structured in terms of their business and their service offering so as to be (in the Benchmarker's professional opinion) fair comparators with the Supplier or which in the professional opinion of the Benchmarker are best practice organisations providing Comparable Services;
Community Moderator shall have the meaning given to it in paragraph 3.3(c) of Appendix 3‑B of Schedule 3 (Services);
Confidential Information means:

(a)
in relation to HSBC or any HSBC Group Member, any information or know how of HSBC or any HSBC Group Member (including information relating to their facilities, premises, systems, security, procedures, products, business strategy and including the existence of the terms of and its position in any dispute in relation to this Agreement or any Local Services Agreement), employees, officers, contractors and agents, customers, suppliers and contacts, and any other information of HSBC or an HSBC Group Member that is supplied during any audit or is marked confidential or that the recipient ought reasonably to have known was confidential, imparted to the Supplier, or any Supplier Affiliate or their employees, agents or contractors pursuant to this Agreement or any Local Services Agreement; and

(b)
in relation to the Supplier and/or the Supplier Affiliates, any information relating to their systems and security procedures, business strategy (including the existence of the terms of and their position in any dispute in relation to this Agreement or any Local Services Agreement), costs, prices, Charges, employees, officers, contractors, agents, suppliers and any other information of the Supplier or the Supplier Affiliates that is supplied during any audit or is marked confidential or that the recipient ought reasonably to have known was confidential, imparted to HSBC or any HSBC Group Member pursuant to this Agreement or any Local Services Agreement, provided always that Confidential Information shall exclude information (1) that is in or comes into the public domain (other than as a result of a breach of confidentiality) or (2) is disclosed by a third party (except where such third party discloses such information in breach of obligations of confidence), or (3) that is independently developed by a party without recourse to the Confidential Information of the other (or the HSBC Group Members or the Supplier Affiliates (as applicable));
Conflict of Interest means the existence of a situation which constitutes a conflict between the interests of the Supplier and the Supplier's obligation to act in the best interests of HSBC and/or the HSBC Group Members, which arises in the course of providing the Services, including where the Supplier knowingly acts in such a way as to disadvantage any of HSBC's or the HSBC Group Members' other providers;
Conflict of Interest Requirements shall have the meaning given to it in paragraph 9.2 of Schedule 9 (Governance);
Content Library means an on-line library of Learning Content (including any Documentation that is Learning Content) and other information relating to this Agreement, access to and maintenance of which is described in clause 14 (Content Library And Process Manual). As at the Restatement Date

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	5
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

the Content Library is SDL's ADAM Software, but shall include any replacement system the Supplier may put in place from time to time, subject to providing HSBC with not less than six months' notice and receiving HSBC written approval of such replacement system, such approval not to be unreasonably withheld;
Continuation Services means those of the Services that HSBC may continue to require the Supplier to provide during the Termination Period as further described in paragraph 2 of Schedule 13 (Exit Management);
Controlling Interest means:

(a)	the ownership or control (directly or indirectly) of more than fifty percent (50%) of the fully diluted voting share capital of the relevant undertaking; and/or

(b)	the ability to direct the casting of more than fifty percent (50%) of the fully diluted votes exercisable at general meetings of the relevant undertakings on all, or substantially all, matters; and/or

(c)	the right to appoint or remove directors of the relevant undertaking holding a majority of the voting rights at meetings of the board of directors on all, or substantially all, matters;
Core Personnel has the meaning given to it in paragraph 9.1 of Part 4 of Schedule 7 (Human Resources);
Core Personnel Information has the meaning given to it in paragraph 9.3 of Part 4 of Schedule 7 (Human Resources);
Country means the country identified in the relevant Local Services Agreement;
Course shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Course Materials shall have the meaning given to it in paragraph 3.20 of Schedule 5 (Charges);
Data Protection Legislation means all applicable Laws relating to the processing of Personal Data or other data processed in connection with this Agreement, including, where applicable, the national legislation implementing the Data Protection Directive (Directive 95/46/EC) and the Directive on Privacy and Electronic Communications (Directive 2002/58/EC), the GDPR, and any other laws and regulations implementing, derogating from or made under them, and any orders and codes of practice, guidelines and recommendations issued by the applicable Regulator, and codes of conduct notified by HSBC to the Supplier as applicable, in each case as amended or re-enacted and in force;
Data Subject means a living individual who is the subject of the HSBC Personal Data;
Day means an eight (8) hour working day or such lower number of hours as stated to be a chargeable day in any Local Services Agreement;
Default Currency shall have the meaning given to it in paragraph 6.2 of Appendix 5‑B of Schedule 5 (Charges);
Deliverable means anything delivered or to be delivered to HSBC or an HSBC Group Member under or in connection with this Agreement by or on behalf of the Supplier or Supplier Affiliate, including any Project Deliverables;
Delivery Charges has the meaning given to it in paragraph 2.2(b) of Schedule 5 (Charges);
Delivery Partner shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Delivery Rates shall have the meaning given to in in paragraph 1.1 of Appendix 5‑B of Schedule 5 (Charges);
Delivery Runway shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Delivery Service Order shall have the meaning given to in in paragraph 3.1(b)(i) of Appendix 3‑B of Schedule 3 (Services);

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	6
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Delivery Travel Exception shall have the meaning given to it in paragraph 2.2 of Appendix 5‑B of Schedule 5 (Charges);
Demand Management Tool shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Designated Location means the location(s) set out in a Local Services Agreement, or such other location agreed by the parties in writing, from which the Supplier may provide all or part of the Services and/or process HSBC Data or HSBC Personal Data;
Design Charges has the meaning given to it in paragraph 2.2(a) of Schedule 5 (Charges);
Design Partner shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Design Rates has the meaning given to it in paragraph 1.1(a)(i) of Appendix 5‑A of Schedule 5 (Charges);
Design Runway shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Design Service Order shall have the meaning given to it in paragraph 1.3 of Appendix 3‑A of Schedule 3 (Services);
Detailed Delivery Plan shall have the meaning given to it in paragraph 3.2(a) of Appendix 3‑B of Schedule 3 (Services);
Disaster has the meaning given to it in clause 13.5;
Disclosure Letter means the letter appended to a Local Services Agreement (together with all the documents attached to it) from HSBC to the Supplier;
Discount Threshold has the meaning given to it in paragraph 3 of Appendix 5‑A of Schedule 5 (Charges);
Divested Entity Agreement shall have the meaning given to it in clause 8.5(a)(ii);
Divested Unit shall have the meaning given to it in clause 9.1;
Divestment Date shall have the meaning given to it in clause 9.1;
Documentation means any document, information, data or other material (in whatever form), including any descriptions of the Services, descriptions of any Software, Software releases and version levels, specifications, business rules, requirements, the Process Manual, network diagrams, user manuals, user guides, training materials and instructions, operating manuals, documented methodologies, process definitions and procedures, and any other documented materials or outputs, including Class and Course content, all as provided and/or required in relation to the Services from time to time during this Agreement;
DTP shall have the meaning given to it in paragraph 5.1(e) of Appendix 5‑A of Schedule 5 (Charges);
Early Warning Notice shall have the meaning given to it in clause 17.2(e);
Employment Claim means a/any claim, action proceedings, liability, costs, loss, expenses (including reasonable legal fees) and demand;
Employment Regulations means the Acquired Rights Directive (Council Directive 77/187/EEC) as amended by Council Directive 98/50/EEC and consolidated by Council Directive 2001/23/EEC and, in each Country:

(a)	the local statutory instruments implementing and giving effect to such Directives; or

(b)	any law or regulation of substantially similar effect to such directive in any Country providing for the automatic transfer of employees;
Entity Agreement has the meaning given to it in clause 8.2;
Equivalent Services Data means data derived from an analysis of the Comparable Services provided by the Comparison Group that has been adjusted in accordance with paragraph 5.1(a) of Schedule 6 (Benchmarking);

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	7
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Event of Force Majeure means any of the following circumstances which occur and which are beyond the reasonable control of a party and directly prevent that party from performing its obligation under this Agreement being war, civil commotion, armed conflict, riot, act of terrorism, fire, flood, or other act of God (excluding for the avoidance of doubt any labour dispute, labour shortages, strikes or lock-outs);
Exit Plan means the plan to be prepared pursuant to the terms of Schedule 13 (Exit Management);
Extended Expiry Date means the date falling two (2) years after the Restatement Expiry Date, as confirmed by HSBC in the notice served pursuant to clause 3.2 (Renewal Options and Process);
Extended Terms means, in relation to the Supplier Third Party Intellectual Property and/or the Supplier Intellectual Property, terms which permit (both during and after the term of this Agreement) such Intellectual Property to be used, operated, copied, modified and (in the case of Software) merged with other Software by:

(a)	HSBC, Service Recipients and any Authorised User; and
(b)    any third party (including any Successor Supplier(s)) where such use or other dealing is for the benefit of HSBC, HSBC Group Member and/or any other Service Recipients;
GDPR means the Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC;
Global Academy Head means HSBC's global academy head(s), as may be replaced by HSBC from time to time;
Global Learning Delivery Plan means an annual plan updated each December, March, June and September that consolidates all the Learning Delivery Schedules for all Regions;
Global Monthly Operational Review shall have the meaning given to it in paragraph 5.4 of Appendix 3‑D of Schedule 3 (Services);
Global Operational Summary shall have the meaning given to it in paragraph 5.4 of Appendix 3-D of Schedule 3 (Services);
Gold Deliverable means the final production version of the Deliverable in the applicable project that incorporates both Alpha Deliverable and Beta Deliverable feedback and Accepted by HSBC following testing for functionality and HSBC accessibility standards;
Good Value means that:

(a)	the Charges attributable to a Benchmarked Service are, having taken into account the Operational Measures, are within the Upper Quartile; and

(b)
any Operational Measures attributable to Benchmarked Services are, having taken into account the Charges, equal to or greater than the median service levels for Comparable Services as adjusted using Equivalent Services Data;

Governance Body has the meaning given to it in paragraph 1.3 of Schedule 9 (Governance), and Governance Bodies shall be construed accordingly;
GP Portal means the portal managed by and provided by the Supplier to HSBC, which enables Authorised Users to obtain detailed information relating to Service Orders, Learning Design Projects and associated information as well as management information relating to individual Projects, programmes and Operational Measures;
Guarantee means the deed of guarantee to be entered into by the Guarantor in favour of HSBC in accordance with clause 2.1 substantially in the form of the template agreement set out in Schedule 21 (Guarantee);
Guarantor means GP Strategies Corporation a company incorporated in the state of Delaware, whose principal office is at 11000 Broken Land Parkway, Columbia, Maryland 21044 USA;

RESTRICTED – Further Amended and Restated Global Outsourcing Services Agreement	8
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Half Day means a four (4) hour working day or such different number of hours as is stated to be a chargeable half day in any Local Services Agreement;
High Level Learning Needs Analysis shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Hourly means a period of sixty (60) minutes in any given day;
HSBC Assets means the HSBC Documentation and other assets, equipment facilities and/or resources which are or are to be licensed, provided or otherwise made available by HSBC or any other HSBC Group Member to the Supplier for use in connection with the performance or receipt of the benefit of the Services under the terms of this Agreement;
HSBC BCDR Representative has the meaning given to it in paragraph 6.1 of Schedule 15 (Disaster Recovery);
HSBC Competitor means any financial services institutions who are providing financial products or services in competition to HSBC;
HSBC Consents has the meaning given to it in clause 10.8(a);
HSBC Contracting Party has the meaning given to it in clause 2.3(b);
HSBC CSR Guidelines means HSBC's and/or any other HSBC Group Member's corporate and/or social responsibility guidelines from time to time as may be notified to the Supplier;
HSBC Data means:

(a)
all data and information belonging to HSBC or any HSBC Group Member which may be delivered to, generated by or otherwise used or processed by or on behalf of the Supplier or any Supplier Affiliate or may otherwise come into the possession or control of the Supplier, any Supplier Affiliate or any Supplier Personnel; and

(b)	all data and information relating to HSBC and/or any other HSBC Group Member and/or any of their employees or officers, and any operations, facilities, personnel, assets and programs, in each case, in whatever form that data and information may exist and of whatever nature, including text, drawings, diagrams, images, HSBC Documentation and sounds;
HSBC Documentation means any Documentation, the Intellectual Property Rights and HSBC Policies and Procedures in which are owned by HSBC and/or any other HSBC Group Member;
HSBC Group Member means a legal entity from time to time (1) in which HSBC (or one or more of its subsidiary companies, or subsequent holding or subsidiary companies of such entity) owns at least fifty percent (50%) or more of the voting shares or (2) in which HSBC or any of HSBC’s intermediate holding or subsidiary companies has a Controlling Interest, or (3) over which HSBC (or one of its subsidiary companies, or a subsequent holding or subsidiary company of such entity) either directly or indirectly exercises management control, even though it may own less than fifty percent (50%) of the shares and is prevented from owning a greater shareholding, or (4) which is included in the list of the legal entities listed in Schedule 1 (HSBC Group Members), as otherwise notified by HSBC from time to time;
HSBC Intellectual Property means Intellectual Property which is owned by HSBC and/or any other HSBC Group Member;
HSBC Learning Representative shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
HSBC Marks means the HSBC logo, together with the name of HSBC or such other name(s) as are specified by HSBC to the Supplier by notice in writing from time to time;
HSBC Personal Data means Personal Data in respect of which any HSBC Group Member is primarily responsible and/or accountable under Data Protection Legislation;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

HSBC Policies and Procedures means the policies, procedures and codes of conduct set out in Schedule 14 (Policies and Procedures) or as notified by HSBC to the Supplier from time to time;
HSBC Premises means any and all premises belonging to or occupied by HSBC and/or any other HSBC Group Member;
HSBC Responsibilities means the specific responsibilities to be undertaken by HSBC in relation to the Services as set out in Schedule 18 (HSBC Responsibilities);
HSBC Requested Refresher Training shall have the meaning given to it in paragraph 3.1(a) of Appendix 5‑A of Schedule 5 (Charges);
HSBC RFP means the HSBC Request for Proposal for the provision of Global Learning Services submitted to the Supplier on 6 April 2017 as has been updated and clarified since that date;
HSBC Site Regulations means HSBC’s any other HSBC Group Member's or any freeholder’s or lessor's regulations from time to time as may be notified to the Supplier in respect of access, security and health and safety at any HSBC Premises;
HSBC Systems means:

(a)
all Software, hardware, plant, machinery, media, cabling and other equipment which is owned, licensed or leased by or on behalf of HSBC and/or any other HSBC Group Member and managed or maintained by the Supplier as part of the Services; and

(b)
all Software, hardware, plant, machinery, media, cabling and other equipment which is used by, or for the benefit of, HSBC any other HSBC Group Member and/or any Third Party Supplier during the course of this Agreement;

HSBC Third Party Intellectual Property means Third Party Intellectual Property licensed to HSBC and/or any other HSBC Group Member;
HSBC/GP Travel Policy means the conditions, rules and procedures as amended from time to time by agreement of HSBC and the Supplier that apply to Supplier Personnel, or other persons who undertake travel for the performance of Services to HSBC or any HSBC Group Member under this Agreement and/or the relevant Local Services Agreement and/or Service Order and where HSBC and/or any HSBC Group Member contribute to the expenses associated with such travel in accordance with paragraph 3 of Schedule 5 (Charges). A copy of the current HSBC/GP Travel Policy may be obtained on request to HSBC or the relevant HSBC Group Member;
Improvement Initiatives shall have the meaning given to it in clause 5.7(e);
In Progress Project means any Project/Service Order that commenced prior to the Restatement Date;
Incident means any event which causes an interruption to or a reduction in the quality, functionality or performance of the Services (or any aspect of them);
Information Security Obligations means the obligations reasonably required by HSBC and notified to the Supplier by HSBC from time to time;
Inscope Employees means those employees of HSBC and/or HSBC Group Members who are listed in Schedule 2 of a Local Services Agreement under the heading "Inscope Employees";
Intellectual Property Rights and IPR means all present and future rights conferred by statute, common law or equity in any territory in or in relation to copyright and related rights, moral rights, trade marks, designs, patents, database rights, circuit layouts, business and domain names, inventions and rights in goodwill or to sue for passing off or equivalent rights or forms of protection (whether or not registered or capable of registration) and all applications (and rights to apply) therefor, and for renewals and extensions of, any such rights as may now or in the future exist anywhere in the world, and Intellectual Property shall be construed accordingly;
“Interim Period” means, for each Special Resolution Event, the period from and including the date of the first Special Resolution Event to the earlier of:

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

(a)	the date six months after the date of that Special Resolution Event (or any longer period required by any Relevant Authority); or

(b)	the date that a Divested Entity Agreement is entered into by Supplier.
Key Personnel means those people listed in a Schedule 2 of a Local Services Agreement under the heading "Key Personnel" in relation to whom further provisions are set out in Part 3 of Schedule 7 (Human Resources);
LAO Charges shall have the meaning given to it in paragraph 2.2(c) of Schedule 5 (Charges);
LAO Charge Review shall have the meaning given to it in paragraph 3.1 of Appendix 5‑C of Schedule 5 (Charges);
LAO Classes Delivered means the number of Classes that have actually been delivered, in respect of which the Supplier has provided the required LAO Services, in each case in accordance with the terms of this Agreement;

LAO Deadband shall have the meaning given to it in paragraph 3.1 of Appendix 5‑C of Schedule 5 (Charges);
LAO Operational Measures means the Operational Measures which apply to the provision of the LAO Services as set out in Schedule 4 (Operational Measures and Super KPI);
LAO Plus Baseline shall have the meaning given to it in paragraph 3.1 of Appendix 5‑C of Schedule 5 (Charges);
LAO Plus Event means a grouping of all the Classes that have actually been delivered against a specific learning Programme, where HSBC determines that LAO Plus Services described in Appendix 3‑C are required and such LAO Plus Services have been delivered in accordance with the terms of this Agreement;
LAO Plus Services shall have the meaning given to it in paragraph 2.1 of Appendix 3‑C of Schedule 3 (Services);
LAO Services means the services set out in Appendix 3‑C of Schedule 3 (Services);
Law or Laws means:

(a)	all statutes, statutory instruments, regulations, by-laws, rules, ordinances, guidance or subordinate legislation from time to time made or issued to which a party is subject;

(b)	the common law and the law of equity as applicable to the parties;

(c)	any binding court order, judgment or decree;

(d)	any applicable industry code, guidance, policy or standard which, in each case, is enforceable by law; or

(e)	any applicable direction, policy, rule or order that is legally binding on HSBC and/or any other HSBC Group Member and that is made or given by any Regulator;
in so far as such Law relates to the performance of the parties’ obligations under this Agreement or in connection with the provision of the Services under this Agreement, and Legal shall be construed accordingly;
Learning Annual Report means a report summarising the contribution of HSBC's learning function during the year, including a review of HSBC performance versus targets;
Learning Content has the meaning set out in clause 14.1;
Learning Dashboard Report shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Learning Delivery Schedule shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Learning Design Project means a Project for Learning Design Services which may take the form of one or more e-learning Courses or the materials used in the delivery and support of an instructor led Course delivered in a classroom or virtually. Materials include instructor guides, or learner guides, MS Power Point presentations, job aids, reference material, performance support tools, and audio or video programming;
Learning Design Services shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Learning Delivery Services means those Services Set out in Appendix 3‑B of Schedule 3 (Services) and in the relevant Service Order;
Learning Need shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Learning Management System (LMS) means the single standard learning management system used for hosting and launching learning objects as well as the administration of instructor led training. It is the system of record for learner transcripts. The current LMS platform is SuccessFactors;
Learning Vendors shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Learning Vendor Contract shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Licence Terms means the terms set out at Schedule 24 (Licence Terms);
Licensed Areas means those areas within the HSBC Premises as set out in Schedule 16 (HSBC Premises and Facilities) which the Supplier is licensed to access and/or use in accordance with the provisions of clause 10.9 (HSBC Premises and HSBC Systems);
Licensed HSBC Systems means those HSBC Systems as set out in Schedule 18 (HSBC Responsibilities) which the Supplier is licensed to access and/or use in accordance with the provisions of clause 10.9 (HSBC Premises and HSBC Systems);
Local Services Agreement means each agreement entered into by an HSBC Group Member and the Supplier or Supplier Affiliate substantially in the form set out in Annex 1 of Schedule 23 (Local Services Agreement And One Off Local Services Agreement) including all Schedules and Appendices thereto and any Service Orders which are entered into under such agreement. A Local Services Agreement may also include a One Off Local Services Agreement, save that it is not the intent that separate Service Orders are entered into pursuant to any One Off Local Services Agreement;
Long Term Rates means the Professional Services Rates applicable to engagements for Long Term Resources;
Long-Term Resource means any Supplier Personnel who is assigned to provide Services to HSBC under a Service Order for a period of six (6) months or longer on a full-time basis (Original Long-Term Assignment Period);
Loss or Losses means all losses, liabilities, damages, costs, claims and expenses (including legal fees on a full indemnity basis and other professional advisors’ fees, and disbursements and costs of investigation, litigation, settlement, judgment, interest, penalties and remedial actions);
Master Services Agreement means the body of this document comprising clauses 1 (Definitions And Interpretation) to 42 (Anti-Facilitation of Tax Evasion) (inclusive) together with the Recitals, Schedules, Appendices, any Service Orders entered into by HSBC Global Services (UK) Limited (but excluding any Service Orders entered into by any other HSBC Group Member) and any documents incorporated by reference, including the Process Manual but excluding any Local Services Agreements;
Master Trainer shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Mid-Trainer has the meaning set out in Annex 1 to Appendix 5-B of Schedule 5 (Charges);

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Minor Adjustments shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Moderator shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Monthly Charges Report means a written report setting out the aggregate Charges invoiced by the Supplier to HSBC and HSBC Group Members for the previous month in respect of: (i) each Region; and (ii) HSBC Global Services (UK) Limited;
New means the end to end design and development of a "new" Course or the re-design and re-engineer of an existing Course where over 40% of the content requires changes;
New Entity has the meaning given to it in clause 8.1;
One Off Local Services Agreement means any agreement in whatever form between any HSBC Group Member and Supplier Affiliate for the one-off provision of services that are within the scope of the Services set out in this Agreement. Accordingly, a One Off Local Services Agreement should be read as being both a Local Services Agreement (even though it may actually set out in a different template to Local Services Agreement) and a Services Order for that scope of work together. Without prejudice to the foregoing, the parties shall use the template One Off Local Services Agreement set out in Annex 2 to Schedule 23 for any One Off Local Services Agreements entered into following the Restatement Date;
Onsite Personnel means Supplier Personnel whose normal working location is any one or more HSBC Premises;
Operational Change means an operational or technical change in respect of the delivery of the Services or any change to any agreed Service Order and which does not impact any of the terms of the Agreement and/or any Local Services Agreement (including the Charges or performance of the Services in accordance with the relevant Outcomes and/or Operational Measures and Super KPI;
Operational Change Process means the process related to the agreement and approval of Operational Changes, as agreed by the parties in writing from time to time pursuant to Schedule 12 (Change Procedure);
Operational Measures means the minimum levels of performance for the Services to be delivered to HSBC set out in Schedule 4 (Operational Measures and Super KPI);
Original Currency shall have the meaning given to it in paragraph 10.1 of Schedule 5 (Charges);
Origin Delivery Rate shall have the meaning given to it in paragraph 2.2 of Appendix 5‑B of Schedule 5 (Charges);
Original Signature Date means 2 July 2013;
Part Termination means a partial Termination;
Part Termination Date means the date of a Part Termination or the partial expiry of this Agreement;
Pass-Through Charges shall have the meaning attributed to it in paragraph 11.3(a) of Schedule 5 (Charges);
Personal Data means data that falls within the scope of applicable Data Protection Legislation;
Personal Data Breach means the accidental or unlawful destruction, loss, alteration, corruption, unauthorised disclosure of, or access to, HSBC Personal Data transmitted, stored or otherwise processed;
Pretotype Class shall have the meaning given to it in paragraph 2.2(c) of Appendix 3‑C of Schedule 3 (Services);
Processing has the meaning set out in applicable Data Protection Legislation (or, where not defined by applicable Data Protection Legislation, shall include any broadly equivalent term in applicable Data Protection Legislation relating to the capture, use and/or storage of Personal Data) and process and processed shall have a corresponding meaning;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Problem means the underlying cause of one or more Incidents;
Professional Services means any Services agreed within the scope of Appendix 3‑F of Schedule 3;
Programme shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Programme Manual shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Process Manual means a manual documenting all operational and technical procedures, processes, specifications, designs, scripts, standards (including security and confidentiality standards and procedures) and other information relevant to the delivery of the Services, in sufficient detail to enable appropriately skilled personnel from HSBC any other HSBC Group Member or a third party acting on behalf of an HSBC Contracting Party and/or any other HSBC Group Member, to understand, operate and perform the operational and technical requirements for the performance of the Services;
Professional Services Ring Fenced Roles or PS Ring Fenced Roles means those Long Term Resources (which may be roles rather than individuals) that were engaged by HSBC prior to the Restatement Date;
Project means:

(a)	a discrete piece of work which is outside the scope of the Services described in Schedule 3 (Services); or

(b)	learning design or learning delivery work that is the subject of a Service Order pursuant to Schedule 3 (Services), carried out by the Supplier on behalf of HSBC and/or any other HSBC Group Member;
Professional Services Charges shall have the meaning given to it in paragraph 2.2(f) of Schedule 5 (Charges);
Professional Services Rates shall have the meaning given to it in paragraph 1.4 of Appendix 5‑F of Schedule 5 (Charges);
PSR Default Currency shall have the meaning given to it in paragraph 4.3 of Appendix 5‑F of Schedule 5 (Charges);
Quarter means 1 January to 31 March, 1 April to 30 June, 1 July to 30 September or 1 October to 31 December and Quarterly shall be construed accordingly;
Reasonable Endeavours means making every effort that the party concerned reasonably can, consistent with the objective to be achieved and that it would have taken had it needed to achieve the desired outcome for its own business purposes (and taking into account any timescale within which it is aimed to achieve the objective concerned), including the following:

(a)	the allocation and use of a reasonable amount of resources (including manpower, financial and other appropriate terms) to achieve the relevant objective within any applicable timescale;

(b)	obtaining any further information necessary to achieve the relevant objective within any applicable timescale; and

(c)	co-operating with the other party or with others to the extent necessary to achieve the relevant objective within any applicable timescale;
Region means each of the following regions: (i) Asia Pacific, (ii) Latin America, (iii) Europe, Middle East and North Africa, (iv) the United States of America, and (v) Canada and Regional and Regionally shall be construed accordingly;
Regional Learning Delivery Schedule shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Regional Head of Learning means the relevant HSBC regional head of learning, as may be replaced by HSBC from time to time;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Regulator means any governmental, statutory or regulatory body and any other competent authority or entity in any jurisdiction having responsibility for the regulation or governance of any HSBC Group Member, a Supplier Affiliate, a Local Services Agreement, the Services or the activities which are comprised in all or some of the Services or the use or application of the output from any part of the Services (or persons or entities appointed by or on the direction of such authorities and /or bodies and/or entities);
Relevant Authority means a resolution or an authority or statutory body in the relevant jurisdiction with Resolution powers with respect to any HSBC Group Member;
Relevant Charges has the meaning given to it paragraph 3.3 of Schedule 5 (Charges);
Relevant Transfer Date means each Services Commencement Date, in all cases on which one or more of the Transferring Employee's contracts of employment transfer from HSBC to the Supplier pursuant to Employment Regulations and as acknowledged in paragraph 2.1 of Part 1 of Schedule 7 (Human Resources);
Re-Transfer has the meaning given in paragraph 9.1 in Part 4 of Schedule 7 (Human Resources);
Relief Event means either a failure by HSBC to comply with Schedule 18 (HSBC Responsibilities), a failure by HSBC to perform any Dependency, or an Event of Force Majeure;
Replacement Services means any services which HSBC or an HSBC Group Member procures in substitution for the Services or part thereof or the removal of such Services from the scope of this Agreement or any Local Services Agreement (as the case may be), whether provided by HSBC itself, any other HSBC Group Member and/or by any third party;
Reports shall have the meaning given to it in paragraph 8.2 of Schedule 9 (Governance);
Resolution means a Relevant Authority acting in relation to one or more HSBC Group Members to ensure business continuity, to safeguard assets or effecting an orderly wind-down of all or part of the relevant HSBC Group Member(s), including taking actions which result in:

(a)	the Resolution Target ceasing to be an HSBC Group Member;

(b)
a change of management or oversight of the operations of a Resolution Target, restructuring of a Resolution Target, or a transfer of all or part of the assets or business of a Resolution Target to a third party; or

(c)	the transfer of the Agreement or any Local Services Agreement to a third party;
Resolution Target has the meaning giving in clause 8.5;
Resources shall have the meaning given to it in paragraph 4.2 of Appendix 3‑D of Schedule 3 (Services);
Resource Matrix shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Resource Plan shall have the meaning given to it in paragraph 4.3(a)(ii) of Appendix 3‑D of Schedule 3 (Services);
Restatement Date means 1 January 2019;
Restatement Expiry Date has the meaning set out in clause 3.1;
Required Learning Vendor has the meaning set out in paragraph 11.1 of Schedule 5 (Charges);
Rolling Demand Plan shall have the meaning given to it in paragraph 4.1 of Appendix 3‑D of Schedule 3 (Services);
Security or Employment Policy means HSBC's or any other HSBC Group Member's Security or Employment Policy in place from time to time;
Service Credits means a credit against the Charges made in accordance with the provisions of Schedule 4 (Operational Measures and Super KPI);

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Service Continuity Management shall have the meaning given to it in paragraph 6.2(a) of Schedule 9 (Governance);
Service Failure means any failure by the Supplier to perform the Services in accordance with this Agreement, including any failure to meet any Operational Measure;
Service Line At Risk Amount has the meaning set out in paragraph of 6.3 of Part 3 of Schedule 4 (Operational Measures and Super KPI);
Service Order shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Service Recipient has the meaning given to it in clause 2.3(c);
Service Records shall have the meaning given to it in clause 38.2;
Services means all or, as the context requires, any of the obligations of the Supplier under or in connection with this Agreement and any Local Services Agreement, and where the context permits, the Deliverables and Documentation;
Services Commencement Date means the date set out in the relevant Local Services Agreement on which the Supplier shall commence the provision of the Services in accordance with this Agreement (being those learning services described in Schedule 3 (Services) or any equivalent sections of a Local Services Agreement;
Shell shall have the meaning given to it in paragraph 3.1 of Appendix 3-C of Schedule 3 (Services);
"Short Term Rates" means the Professional Services Rates applicable to engagements other than for Long Term Resources;
Site(s) means the physical location(s) from which the Supplier performs any Services as set out in each Local Services Agreement. Sites already identified in a Local Services Agreement can be used to deliver services pursuant to an applicable Service Order, new sites may only be added to Local Services Agreement via the Change Procedure (including the Operational Change Process);
SME means Subject Matter Expert;
Software means any software, computer program or programming code (including Source Code and object code) and related Documentation, including any modifications and enhancements to the software and/or the Documentation;
Software Licences means any licence or other permission relating to the use of Third Party Software;
Solution Centres means the HSBC learning specialists who define, articulate and set standards for globally applicable and consistent learning content in leadership, management, induction and risk that crosses multiple regions, global businesses and functions;
Source Code means the Software source code together with the technical documentation used in creating the executable version of the Software and other documentation which a reasonably skilled IT professional would require to install, operate, maintain and develop the relevant Software;
SR Divested Business means any assets, liabilities, business units or divisions of an HSBC Group Member subject to a Special Resolution Event;
SR Divested Entity means (i) any third party entity to which any SR Divested Business is disposed of, or (ii) any HSBC Group Member whose shares are transferred to a third party, in each case pursuant to a Special Resolution Event;
Standalone Content means any Supplier Background Intellectual Property which the Supplier licences to other Customers;
Standard LAO Baseline shall have the meaning given to it in paragraph 3.1(b) of Appendix 5‑C of Schedule 5 (Charges);
Step-In Right has the meaning given to it in clause 5.8(b)(i);

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Step-In Third Party has the meaning given to it in clause 5.8(b)(i);
Sub-Contractor means any third party from time to time providing goods (including Third Party Software) and/or services to the Supplier in connection with the performance of the Services, including:

(a)	the Supplier's contractors, sub-contractors and agents;

(b)	each Approved Sub-Contractor, its contractors, sub-contractors and agents;

(c)	any Supplier Affiliate, its contractors, sub-contractors and agents; and

(d)	the Learning Vendors which the parties agree shall be Sub-Contractors;
Subject Matter Expert means an individual or individuals assigned to a learning project by HSBC who shall provide relevant content and context, business language validation and business process and policy expertise from a HSBC perspective;
Successor Supplier means HSBC, any HSBC Group Member and/or any third party service provider which is to succeed the Supplier, or any Supplier Affiliates, in the provision of the Services or any of them following the expiry, termination or part termination of this Agreement, or the removal of such Services from the scope of this Agreement (as the case may be);
Super KPI means the performance measures detailed in Parts 3 and 4 of Schedule 4 (Operational Measures and Super KPI);
Supplier Affiliate means (1) the Supplier and any entity which from time to time is the Supplier's ultimate holding company or a subsidiary of such ultimate holding company and (2) any entity over which from time to time any of the entities defined in paragraph (1) of this definition either directly or indirectly exercises management control, even though it may own less than fifty percent (50%) of the shares and is prevented by Law from owning a greater shareholding;
Supplier Additional Payments shall have the meaning given to it in paragraph 4.3 of Schedule 5 (Charges);
Supplier BCDR Representative has the meaning given to it in paragraph 5.1(a) of Schedule 15 (Disaster Recovery);
Supplier Contracting Party has the meaning given to it in clause 2.3(b);
Supplier Intellectual Property means Intellectual Property which is owned by the Supplier, and/or any Supplier Affiliate;
Supplier Personnel means all employees, consultants, and other representatives of the Supplier and any Sub-Contractors who are involved, or proposed to be involved, in the provision of the Services;
Supplier Systems means all Software, hardware, plant, machinery, media, cabling and other equipment which is used by the Supplier, any Supplier Affiliate or their Sub-Contractors in connection with the Services excluding the HSBC Systems;
Supplier Third Party Intellectual Property means Third Party Intellectual Property that is licensed to the Supplier and/or any Supplier Affiliate;
Support Contract means any contract (including any Third Party Contract) between the Supplier and any third party (including, for the purposes of this definition, any Sub-Contractor), including for services and/or Software, which is used during the term of this Agreement in the performance of or to support the performance of Services;
Take Up Review Meeting or TUR Meeting has the meaning set out in paragraph 5.4(c) of Appendix 3‑D of Schedule 3 (Services);
Target Acceptance Date means the date on which Acceptance is due to occur in relation to a Deliverable and/or provision of a particular aspect of the Services in accordance with the relevant Service Order;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

Term means the term of this Agreement, being the date on which this Agreement was originally entered into until the date it terminates or expires pursuant to clause 3 plus any Termination Assistance Period;
Termination means, for the purpose of Schedule 7 (Human Resources), termination of this Agreement pursuant to clauses 25 (Force Majeure), 24.1 (Termination by HSBC), or 24.2 (Termination by the Supplier);
Termination Date means, for the purpose of Schedule 7 (Human Resources), the date of a Termination or the expiry of this Agreement;
Termination Period means the period of twelve (12) months from the earlier of the date that either party serves a valid notice of termination in accordance with the provisions of this Agreement or when Termination Services are required to be commenced by HSBC;
Termination Services means the termination services set out in Schedule 13 (Exit Management), including the Continuation Services;
Termination Services Fees means the amounts payable for the Termination Services (or any part thereof) as set out and/or calculated in accordance with Schedule 5 (Charges);
Terms of Reference means the Supplier Performance Management Terms of Reference LTOM Programme dated 12 April 2016 as updated from time to time;
Third Party Intellectual Property means Intellectual Property which is neither HSBC Intellectual Property nor Supplier Intellectual Property;
Third Party Software means any Software used or required to be used in the provision of the Services, the Intellectual Property Rights in which are owned by a party other than HSBC any other HSBC Group Member, the Supplier or any Supplier Affiliate;
Third Party Supplier means any supplier of goods or services to HSBC or any other HSBC Group Member other than the Supplier or any Sub-Contractors but including any Learning Vendor, as agreed by the parties;
Time Limit shall have the meaning given to it in paragraph 3.20(a) of Schedule 5 (Charges);
Time Unit means Day, Half Day and/or Hourly;
Trainer shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Train The Trainer shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);
Train the Trainer Services means the services set out in paragraph 2.1 of Appendix 3‑B (Learning Delivery) of Schedule 3 (Services);
Translation and Assessment Rates shall have the meaning given to it in paragraph 1.1(a)(ii) of Appendix 5‑A of Schedule 5 (Charges);
Translation Quote shall have the meaning given to it in paragraph 4.4 of Appendix 5‑A of Schedule 5 (Charges);
Travel Expenses shall have the meaning given to it in paragraph 3.17(a) of Schedule 5 (Charges);
Upper Quartile means that based on an analysis of Equivalent Services Data the Charges for the Benchmarked Services, as compared to the range of prices for Comparable Services, are within the top twenty five per cent (25%) in terms of best value for money for the recipients of Comparable Services;
Vendor Management Charges shall have the meaning given to it in paragraph 2.2(e) of Schedule 5 (Charges);
Vendor Management Services means the services set out in this Appendix 3‑E of Schedule 3 (Services);
Venue shall have the meaning given to it in paragraph 1 of Schedule 3 (Services);

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VM Spend shall have the meaning given to it in paragraph 1.1 of Appendix 5‑E of Schedule 5 (Charges);
WBT shall have the meaning given to it in paragraph 4.4 of Appendix 5‑A of Schedule 5 (Charges);
WBT Learning Content means the Learning Content for a web-based training Course;
WBT Rebuild means the re-design or update of an existing web-based training Course;
Working Day means, in the case of a Local Services Agreement, a day on which normal business is conducted and excluding bank and other public holidays in the relevant Country, or in any other circumstance, Monday to Friday inclusive but excluding bank and other public holidays in England and Wales; and
Year means a period of twelve (12) months commencing on (and including) the Restatement Date and each anniversary thereof.

2.	GENERAL

2.1	Guarantee
The Supplier warrants that the Guarantee has been duly executed and delivered to HSBC on or before the Original Signature Date.

2.2	Due Diligence

(a)	The Supplier agrees, acknowledges and confirms that it:

(i)	has had the opportunity to carry out a thorough due diligence exercise in relation to the Services;

(ii)	has raised all relevant due diligence questions with HSBC before the Original Signature Date and Restatement Date;

(iii)
has received all information from HSBC and the HSBC Group Members that has been requested by it pursuant to clause 2.2(a)(ii), in order to enable it to determine whether it is able to provide the Services in accordance with the terms of the Agreement; and

(iv)
has entered into the Agreement in reliance on its own due diligence alone and has not relied on any representation, warranty, condition or other term, express or implied statutory or otherwise (including as to condition, quality, performance or fitness for purpose), save for those expressly provided in this Agreement and those which cannot be prohibited by Law, and, accordingly, the Supplier shall not be entitled to conduct any additional due diligence after the Original Signature Date or Restatement Date or review or amend the Charges or any other commitments arising from, or related to, any due diligence exercise conducted before the Original Signature Date or Restatement Date, or any desire to undertake additional due diligence thereafter.

2.3	Engagement

(a)	This Agreement creates a contractual framework between HSBC and the Supplier under which the Supplier and Supplier Affiliates shall deliver services to HSBC and the HSBC Group Members.

(b)
The Supplier agrees that at any time during the term of this Agreement HSBC or any of the HSBC Group Members (the HSBC Contracting Party) may order the provision of Services from the Supplier or the Supplier Affiliates (the Supplier Contracting Party) by executing a Local Services Agreement which shall be governed by, and incorporate, this Agreement and shall set out where compliance with local mandatory laws require specific provisions to be adhered to and/or to allow the relevant parties to take into account local taxes only. The Supplier shall procure that the Supplier Affiliates shall comply with the ordering process and contractual arrangements described in this clause 2.

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(c)	The Supplier acknowledges and accepts that the Services are or may (in each case, at the direction of HSBC) be provided to or for the benefit of:

(i)	the HSBC Group Members; and

(ii)	any other third party that:

(A)	is receiving services from, or is performing services for HSBC and who HSBC reasonably needs to extend any aspect of the benefit of the Services; and/or

(B)	is affected by the receipt of the Services; and/or

(C)	the parties agree in writing will receive the Services,
together, the Service Recipients. Such Service Recipients shall have the benefit of the rights including licences (subject to any applicable obligations) of HSBC under the Agreement.

(d)	The parties acknowledge and agree the following:

(i)	All Local Services Agreements (including One Off Local Services Agreements) shall be governed by the terms of this Agreement, as described in this clause 2.3;

(ii)
In respect of any and all agreements, contracts or other arrangements between any HSBC Group Members and Supplier Affiliates services similar to some or all of the scope of Services provided hereunder (Other In-Scope Agreements), that do not reference the terms of this Agreement:

(A)
all such Other In Scope Agreements shall be deemed governed by the terms of this Agreement (or Original Agreement or Restated Agreement, according to the timing of execution of the relevant Other In Scope Agreement) and therefore be considered either Local Services Agreement, One Off Local Services Agreements or Services Orders, as most accurately reflects the substance of those Other In-Scope Agreements; and

(B)
clause 2.3(c)(ii)(A) shall apply notwithstanding the inclusion or incorporation of any other standard terms of business, terms and conditions or similar in those Other In-Scope Agreements, over which the terms of this Agreement shall prevail.

(e)
Each Local Services Agreement, upon execution, constitutes a separate legal agreement between the HSBC Contracting Party and the Supplier Contracting Party in relation to the particular transaction for the provision of Services and Deliverables described therein, incorporating by reference all of the provisions of this Agreement save as may expressly be agreed to the contrary in such Local Services Agreement (with all references in this Agreement to "the Supplier" being deemed to be references to the Supplier Contracting Party, as appropriate and with all references in this Agreement to HSBC being deemed to be references to the HSBC Contracting Party, as appropriate, excluding, however, those provisions which by their context are intended to apply solely to the operation of this Agreement and not an individual Local Services Agreement). The Supplier as signatory to this Agreement shall however remain jointly and severally liable for all liabilities of the Supplier Contracting Party otherwise arising in connection with a Local Services Agreement.

(f)
The parties acknowledge and agree that the Local Services Agreements contain cross references to clauses, Schedules or paragraphs in either the Original Agreement or Amended and Restated Agreement, that may be rendered inaccurate as a result of entering into the Amended and Restated Agreement or this Further Amended and Restated Agreement ("Inaccurate Referencing"). In respect of any such Inaccurate Referencing, the following shall apply:

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(i)
as far as possible the parties shall use the provisions of paragraphs 1.1 and 1.2 of Schedule 25 (Local Services Agreement References) in order to identify the equivalent provision in this Further Amended and Restated Agreement ("Equivalent Reference"), and where one is so-identified, the applicable Inaccurate Reference shall be deemed to refer to such Equivalent Reference in order to give effect to the parties' intentions, unless the circumstances in clause 2.3(f)(iii)(B) apply;

(ii)
in the event that an Equivalent Reference cannot be identified, then the parties shall seek to identify in this Further Amended and Restated Agreement the relevant equivalent subject matter to which the Inaccurate Reference relates ("Equivalent Subject Matter") and where one is so-identified, the Inaccurate Reference shall instead be read as a reference to the Equivalent Subject Matter in order to give effect to the parties' intentions, unless the circumstances in clause 2.3(f)(iii)(B) apply;

(iii)	in the event that:

(A)	an Equivalent Reference or Equivalent Subject Matter cannot be identified in order to resolve the Inaccurate Referencing in the manner described above; or

(B)	Equivalent References or Equivalent Subject Matter can be identified but the result clearly does not reflect the original intent of the parties', then upon becoming aware of such circumstances, the Supplier and HSBC shall, negotiate in good faith to amend such Inaccurate Referencing such that, as amended, it to the greatest extent possible achieves the parties' original commercial intention.
3.    TERM

3.1	Commencement Date and Term

(a)
This Agreement shall continue in full force and effect until 23:59 on 31 December 2021("Restatement Expiry Date") unless and until terminated earlier in accordance with the provisions of clause 24 (Breach, Termination And Exit).

(b)
Each Local Services Agreement commences on its respective signature date and, subject to earlier termination or to extension in accordance with this Agreement, continues in force until the Restatement Expiry Date.

3.2	Renewal Options and Process
HSBC has the option at its discretion to extend the term of this Agreement for an additional period of two (2) years by serving written notice on the Supplier by no later than 30 June 2021. On service of such notice the term of this Agreement shall be extended for the two (2) year period confirmed in such notice, expiring at 23:59 on the Extended Expiry Date, upon the terms and conditions which apply immediately prior to the Restatement Expiry Date.

4.	THIRD PARTY CONTRACTS, ASSET TRANSFER, TRANSITION AND TRANSFORMATION

4.1	[Not Used]

4.2	Asset Transfer
The parties acknowledge that no Assets will be transferred to the Supplier on or immediately following the Original Signature Date or Restatement Date.

4.3	Inscope Employees
The arrangements for Inscope Employees are set out in Schedule 7 (Human Resources), and the parties shall comply with their respective obligations in Schedule 7 (Human Resources).

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4.4	Assets and Asset Management

(a)
HSBC shall make available to the Supplier the HSBC Assets identified in Schedule 16 (HSBC Premises and Facilities). The Supplier acknowledges and agrees that ownership of the HSBC Assets listed in Schedule 16 (HSBC Premises and Facilities), together with the Intellectual Property Rights and all other rights in respect thereof, is retained by HSBC, other relevant HSBC Group Members or third party licensor (as applicable). The Supplier's right to use the HSBC Assets shall terminate automatically upon termination or expiry of this Agreement.

(b)
The Supplier shall be responsible for performing the Services to the applicable Operational Measures and for performing all other relevant obligations under this Agreement irrespective of whether or not the Assets are HSBC Assets.

(c)
Where the Supplier uses HSBC Assets, the Supplier shall comply with any and all instructions, conditions and requirements in respect thereof, as set out in this Agreement or otherwise notified in writing to the Supplier by HSBC from time to time.

(d)
Except as set out in this Agreement or in any instruction provided pursuant to clause 4.4(c), the Supplier shall not, and shall procure that each Supplier Contracting Party shall not, use HSBC Assets or any part of any of them other than for the performance of this Agreement.

(e)	The Supplier shall not sell, transfer, replace or otherwise dispose of any Assets other than with HSBC's prior written consent.

(f)
The Supplier shall compile and maintain a complete and up-to-date Asset Register. The Supplier shall provide to HSBC an updated copy of the Asset Register or access to an electronic version of the Asset Register from time to time, at not less than at six (6) monthly intervals, and at any other time as HSBC may reasonably request. In any event, the Supplier shall provide HSBC with an updated copy of, or access to an electronic copy of, the Asset Register on service of any notice to terminate this Agreement or six (6) months prior to expiry. A copy of the latest and all previous versions of the Asset Register shall be included by the Supplier in the Content Library.

4.5	Transition and Transformation

(a)	The parties acknowledge that certain Transition Services and Transformation Services were performed by the Supplier pursuant to (and as defined in) the Amended and Restated Agreement.

5.	SERVICES

5.1	Services Objectives

(a)	The parties agree that they are entering into this Agreement in order to realise the following benefits for HSBC:

(i)
to ensure the delivery of Services to a high standard, at a competitive price and in a manner that improves flexibility for HSBC and/or HSBC Group Members and creates predictability in the price for those Services;

(ii)	to ensure that the relationship between the parties will be able to embrace change in each party's respective business organisation and to share the benefits of any such change;

(iii)	to ensure that HSBC and/or other HSBC Group Members are able to assess the impact of change on price for predictable business and other changes over the term;

(iv)	to ensure that this Agreement incentivises the design and delivery of strategic value for HSBC and other HSBC Group Members;

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(v)	to ensure that this Agreement creates an open and effective partnership and dialogue between the parties; and

(vi)	to ensure that the Supplier is incentivised to deliver the Services in accordance with this Agreement and to the agreed standards and metrics.

5.2	Non-Exclusive Appointment

(a)
HSBC hereby appoints the Supplier, and the Supplier unconditionally accepts such appointment, as the non-exclusive provider of the Services, or services similar to the Services, to HSBC and other HSBC Group Members.

(b)	HSBC and/or any other HSBC Group Member may, at any time, perform itself or retain third parties to perform the Services (or any part thereof) and/or any services related to the Services.

(c)	The parties intend to move towards a “best of breed” solution and therefore HSBC reserves the right to require the Supplier to source solutions from other suppliers.

(d)	HSBC shall be free to allow business units of HSBC and other HSBC Group Members to benefit from the Services.

5.3	Services

(a)
The Supplier shall provide the Services for the benefit of HSBC and each HSBC Group Member from the Services Commencement Date so as to achieve the objectives described in clause 5.1 (Services Objectives) and the Operational Measures.

(b)	The Services include the following key Service elements:

(i)	the Services which are described in Schedule 3 (Services); and

(ii)	Projects as may be required, delivered and performed in accordance with clauses 5.3(e) and 5.3(f).

(c)	The Supplier shall, and shall procure that each Supplier Contracting Party shall, provide the following as part of the Services:

(i)
any services, functions and responsibilities (including any incidental service, functions or responsibility) not specified in this Agreement but reasonably required for or related to the proper performance and provision of the Services; and

(ii)
any services and functions that HSBC can reasonably demonstrate were provided by the Supplier in the six (6) months prior to the Restatement Date, insofar as such services and functions are connected to Services that remain in scope of this Agreement following the Restatement Date.

(d)	The Supplier shall:

(i)	perform the Services from the Sites and Venues; and

(ii)	not relocate the origination or destination of any of the Services either from a Site or within any Site without obtaining HSBC's prior written consent.

(e)
Projects may be required by HSBC to be delivered at any time using the procedures set out in Schedule 11 (Service Orders). The particular provisions relating to In Progress Projects are set out in Schedule 11 (Service Orders).

(f)
The Supplier shall perform Projects in accordance with the relevant Service Order. Service Orders shall be deemed to be part of this Agreement and shall be performed in accordance with and subject to the terms and conditions of this Agreement.

(g)	HSBC will retain full control over any part of the Services that are within the Retained Authority.

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5.4	Service Standards

(a)
The Supplier shall perform its obligations under this Agreement and any Local Services Agreement (and will, in particular, provide the Services) in accordance and compliance with the following (which are not listed in any order of precedence):

(i)	Best Industry Standards;

(ii)	HSBC Policies and Procedures;

(iii)	HSBC CSR Guidelines to the extent applicable to the Supplier;

(iv)	the security standards and requirements set out and otherwise referred to in clause 13 (Supplier’s Security And Health & Safety Obligations); and

(v)	to the extent not in conflict with any of the above, its own standard approaches, guidelines, methodologies and procedures.

(b)
In the event of any conflict between the requirements referred to in clause 5.4(a), the Supplier will draw such conflict to the attention of HSBC and will abide by HSBC’s reasonable determination as to the manner in which such conflict is to be resolved.

(c)
The Supplier shall procure, maintain and observe all Approvals required in all Countries to provide the Services and shall, in performing its obligations under this Agreement, comply with all applicable Laws and, to the extent required for and related to the proper performance of the Services and its obligations under this Agreement, perform the Services in such a way that enables HSBC and other relevant HSBC Group Member's at all times to comply with applicable Laws. The Supplier shall monitor any proposed changes to Laws, develop plans to accommodate such changes and notify HSBC of such plans together with details of the changes to Laws.

(d)
Acceptance or approval communicated by HSBC relating to the delivery or performance of the Services or any delay or omission to communicate such approval or acceptance shall not relieve the Supplier of its obligations to perform in accordance with this Agreement.

(e)	The Supplier shall:

(i)
notify HSBC immediately on becoming aware of any breach or suspected breach by the Supplier or any Sub-Contractor, of any Laws, provide HSBC and other relevant HSBC Group Members with such assistance as they may require to investigate such allegations and correct any breach, and on HSBC's request, do all such things as are reasonably necessary at the Supplier's own cost in order to minimise the impact of such breach; and

(ii)	not do or omit to do anything that would cause HSBC or any other HSBC Group Member to be in breach of any Laws.

(f)
The Supplier shall not, and shall procure that the Supplier Contracting Party and the Supplier Affiliates shall not, solicit or accept bribes, commissions or other financial inducements in relation to the Services, nor shall it do any act or thing nor permit any situation to arise, whereby the Supplier, Supplier Contracting Party or Supplier Affiliates knowingly or negligently permits an undisclosed conflict to be created between the interests of HSBC, and/or any other HSBC Group Member on the one hand and the Supplier, Supplier Contracting Party or any Supplier Affiliates on the other hand. In particular, where the provision or planning of Services involves the selection of, or advice upon the selection of, alternative courses of action (including refraining from a particular course of action) or the acquisition, or advice upon the acquisition of goods, services and rights, the Supplier, Supplier Contracting Party, and Supplier Affiliates shall make such selection or acquisition or give such advice in an impartial, independent and unbiased manner and in the best interests of HSBC and other HSBC Group Members, irrespective of the interests of the Supplier or any benefit to the Supplier, Supplier Contracting Party or any Supplier Affiliate arising directly or indirectly from such selection or acquisition.

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(g)	The Supplier shall require that each of its Sub-Contractors and all the Supplier Personnel observe the obligations set out in this clause 5.4.

(h)
The Supplier acknowledges that failure to perform the Services in accordance with this Agreement may have a material adverse impact on the business and operations of HSBC and/or any other HSBC Group Member.

(i)
The Supplier recognises that its provision of Services may be impacted by, and may impact upon, HSBC's relationships with its Regulators. The Supplier shall provide HSBC with all such assistance as HSBC may reasonably require in order to enable it to maintain compliance with its obligations to such Regulators (which shall include good faith negotiation of any consequential amendments to this Agreement and its underlying structure, should that be required by a Regulator). The Supplier shall, in particular, also participate in any discussions or meetings with any Regulator where reasonably required by HSBC in connection with the Services being provided.

5.5	Operational Measures
The Supplier shall at all times comply with the provisions of Schedule 4 (Operational Measures and Super KPI).

5.6	[Not Used]

5.7	Continuous Improvement

(a)
The Supplier agrees and acknowledges that it is committed to the process of continuous improvement in the Services and the Operational Measures. Accordingly, the Supplier shall, and shall procure all Supplier Contracting Parties shall, keep all Services under review and where, taking into account the factors listed in clause 5.7(b), it is reasonable to conclude either that the Operational Measure for a Service should be increased to a more demanding level than the then current Operational Measure, or that a Service not currently subject to an Operational Measure should become so subject, the Operational Measure shall be increased, or a new Operational Measure introduced, as appropriate. Increased or new Operational Measures shall be agreed in accordance with the Change Procedure but the Supplier shall not be entitled to any increase in the Charges, or any other form of compensation, in return for agreeing the change pursuant to this clause.

(b)	The factors referred to in clause 5.7(a) (in order of significance) are:

(i)	the importance to the business of HSBC and/or other relevant HSBC Group Members that the Service in question is consistently delivered to the Operational Measure in question;

(ii)	HSBC Systems and any other infrastructure available to support delivery of the Services; and

(iii)	the historical achievement of the Operational Measure in question.

(c)
The Supplier shall establish and implement internal procedures whereby developments and innovations in technology and business processes, and changes in industry practice, are regularly reviewed with a view to determining whether their adoption would have a beneficial impact upon the provision of the Services or any of them, including the cost to HSBC, the efficiency of the Services or improvements in the quality of the Services.

(d)
The Supplier shall promptly bring to the attention of HSBC all opportunities (other than those of a trivial nature) for improving service quality or reducing service cost, whether as a result of the procedures referred to in clause 5.7(c) above or otherwise.

(e)
Notwithstanding the foregoing sub-clauses, the Supplier shall propose at least thirty (30) days prior to the beginning of each Year not less than four (4) initiatives, identifying in a reasonable level of detail potential improvement opportunities within the scope of this clause 5.7 or otherwise relevant to the Services for the following Year (Improvement Initiatives). HSBC may require that one or more of the suggested Improvement Initiatives

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addresses a particular area for improvement that HSBC has identified. Such Improvement Initiatives shall contain a reasonable level of detail, as to the:

(i)	sensible steps required of each party showing how such opportunities will or can be delivered without the need for material HSBC action to enable execution;

(ii)	associated risks; and

(iii)
clear identifiable benefits from implementing the Improvement Initiative, for example by identifying defined revised Operational Measures to be achieved and the actual net saving to HSBC of implementing a particular Improvement Initiative.

(f)
The Improvement Initiatives shall be discussed at the first global Quarterly Performance Review in each Year, following which HSBC shall select two such Improvement Initiatives, which the Supplier shall implement during that Year. The Supplier's progress against these Improvement Initiatives shall be tracked at the subsequent global Quarterly Performance Review meetings.

5.8	Performance Management

(a)	Performance remedies relating to Deliverables
Subject to clause 5.8(b), in the event that any Deliverables do not achieve Acceptance on the Target Acceptance Date, then, without prejudice to HSBC's other rights or remedies, HSBC shall be entitled at its option either to reject the Deliverables and thereupon to be repaid all sums paid (and shall be relieved of any obligation to make payment) under the relevant Service Order or, in the alternative, accept such part of the Deliverables as HSBC at its discretion chooses, subject to an appropriate and proportionate abatement of the Charges and a continuing obligation upon the Supplier to remedy the failure.

(b)	Suspension of Services and Step-In Rights

(i)
Without prejudice to the provisions of Schedule 4 (Operational Measures and Super KPI) or to any other remedy that HSBC may have, where HSBC reasonably believes that the Supplier’s failure to provide a Service to the relevant Operational Measures or otherwise in accordance with this Agreement may have a material adverse impact on the business of HSBC and any other HSBC Group Member or where HSBC reasonably believes that the Supplier is about to commit such a failure which, if committed, would have such an impact, then HSBC may by giving written notice to the Supplier that it intends to exercise its rights under this clause 5.8(b) (Step-In Right), immediately take such steps itself or engage others (each a Step-In Third Party) to take such steps as it reasonably considers necessary to remedy the circumstances or anticipated circumstances giving rise to the Step-In Right and the Supplier shall:

(A)	co-operate fully with HSBC and any Step-In Third Party to facilitate the steps taken;

(B)
suspend performance of the Services to the extent that HSBC so requests for the purposes of its exercise of Step-In Rights provided always that, for the avoidance of doubt, the exercise of the Step-In Right shall not excuse the Supplier from its obligation to provide the Services in accordance with this Agreement or be deemed to frustrate or waive performance of that obligation extent to the extent of any suspension;

(C)	grant and procure that any Sub-Contractor grants HSBC such licences as are reasonably required (for itself or a Step-In Third Party) for the purposes of this clause 5.8(b);

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(D)	afford (and procure that its Sub-Contractors afford) to HSBC such co-operation and access to the following (so far as within the Supplier's control):

(1)	the Assets;

(2)	the Documentation and Deliverables;

(3)	the Supplier Intellectual Property and the Supplier Third Party Intellectual Property;

(4)	the HSBC Data;

(5)	the HSBC Premises and the premises used by the Supplier for the provision of the Services;

(6)	the HSBC Systems and the Supplier Systems; and

(7)	such other items as are reasonably required for the purposes of this clause 5.8(b).

(E)
reimburse HSBC as a liquidated debt (or, at HSBC’s option, allow by way of deduction from the Charges) costs and expenses properly incurred by HSBC in taking the steps or engaging Step-In Third Parties to take the steps referred to in this clause 5.8(b) and in terminating any engagement of a Step-In Third Party.

(ii)
Following any exercise of Step-In Rights, the Supplier shall, and shall procure the Supplier Contracting Party shall, be required to put forward proposals to demonstrate to HSBC and the HSBC Contracting Party that it is able to perform its obligations under this Agreement. If the Supplier can at any time demonstrate to HSBC's reasonable satisfaction that it is able to and will remedy the matter giving rise to the Step-In Right or that the matter giving rise to the Step-In Right has been remedied, then HSBC shall as soon as is reasonably practicable (and with effect from the date and time notified by HSBC in writing) terminate the exercise of its Step-In Rights and remove the suspension of the Supplier’s performance of the relevant Services.

(iii)
If HSBC has exercised Step-In Rights in respect of any Service for a continuous period of thirty (30) Working Days or more, then for the purposes of clause 24.1 this shall be deemed to constitute a material breach of the Supplier’s obligations under this Agreement that has not been remedied within the period specified in that clause.

5.9	Cross Border Learning Delivery Services

(a)
If an HSBC Group Member wants to receive cross border Learning Delivery Services from a Supplier Affiliate located outside the country of the HSBC Group Member (Delivering Supplier Affiliate), as detailed in Appendix 5‑B of Schedule 5 (Charges) in this Agreement (Learning Delivery Services) and the following two conditions are met:

(i)	there is no Local Services Agreement in place between the HSBC Group Member and the Delivering Supplier Affiliate; and

(ii)	there is an existing Local Services Agreement in place between the HSBC Group Member and a Supplier Affiliate located in the same country as the HSBC Group Member (Relevant LSA), the HSBC Group Member shall send a request to the Delivering Supplier Affiliate and the Supplier or the Delivering Supplier Affiliate shall raise a Service Order to the HSBC Group Member. Such Service Order shall make reference to the Relevant LSA (as defined above) so as to incorporate (by reference) all the country-specific terms of such Relevant LSA.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

6.	CHARGES

6.1	In consideration of the performance of the Service, HSBC shall pay the Supplier the Charges as set out in and/or calculated in accordance with Schedule 5 (Charges).

7.	JOINT-VENTURES, CO-OPERATIVES AND THIRD PARTY SERVICES

7.1
HSBC and any other HSBC Group Members may use the Services to provide relevant services for, or require that the Services are provided to (or use the Services for the benefit of) HSBC's or any other HSBC Group Member's joint-ventures or co-operatives (being any entity or other association in which HSBC or any other HSBC Group Member is co-operating with a third party to achieve an agreed business objective consistent with HSBC's or any other HSBC Group Member's business objectives) and/or third parties to whom HSBC or any other HSBC Group Member provides relevant services at the Original Signature Date or Restatement Date and/or other third parties agreed by HSBC and the Supplier from time to time (both parties acting reasonably and in good faith). HSBC shall provide details of such third parties to whom HSBC or any other HSBC Group Member provides such relevant services, either prior to the Original Signature Date or Restatement Date, where possible, or otherwise from time to time.

8.	HSBC MERGERS AND ACQUISITIONS

8.1
In the event of any entity becoming an HSBC Group Member after the Original Signature Date or Restatement Date (New Entity) the New Entity shall be entitled (at HSBC’s option) to all rights conferred on the HSBC Group Members under this Agreement. In no event shall such New Entity be obliged by reason of it becoming an HSBC Group Member to purchase any Services from the Supplier or any Supplier Affiliate under this Agreement.

8.2
In the event that any agreement for the supply of Services (or services similar to the Services) or other products or services was concluded between the New Entity and the Supplier (or a Supplier Affiliate) prior to the date the New Entity became an HSBC Group Member (Entity Agreement) then the Supplier shall, at HSBC's request, procure that the Entity Agreement shall (subject to clauses 8.3 and 8.4) be terminated and fully replaced and superseded by the terms of this Agreement and the parties shall execute the necessary amendment to ensure any services ordered or provided under the Entity Agreement shall become subject to the terms of this Agreement at no extra cost to HSBC or any other HSBC Group Member. Any favourable terms or special offers provided to the New Entity via the Entity Agreement shall be incorporated into this Agreement by mutual agreement, which shall not be unreasonably withheld or delayed. Any sums committed or paid by the New Entity to the Supplier or any Supplier Affiliate (or invoiced by the Supplier or any Supplier Affiliate to the New Entity and still payable by the New Entity) under an Entity Agreement relating to the period after the date when the New Entity became an HSBC Group Member shall, at HSBC's option, either be set-off as HSBC may direct against any Charges payable under this Agreement or be promptly refunded to the New Entity without deduction.

8.3
Without prejudice to any set-off or refund pursuant to clause 8.2, the termination and replacement of an Entity Agreement under clause 8.2 shall not prejudice any rights accrued due under such Entity Agreement prior to the date of termination.

8.4
Where an Entity Agreement applies to several services or products, HSBC may require that the terms of this clause 8 apply to only such of those products and services as HSBC requires and that the remaining products and services remain subject to the terms of the Entity Agreement (amended as appropriate to reflect the division).

8.5	Resolution

(a)	Notwithstanding any other provision in this Agreement and in addition to Supplier’s obligation to continue to provide the Services, for the duration of any Interim Period:

(i)
unless HSBC gives the Supplier written notice to the contrary, the Supplier shall continue to provide the Services relevant to the SR Divested Business (including any transitional or exit services, if applicable) on the terms of this Agreement);

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HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

(ii)
the Supplier agrees that, as soon as reasonably possible, it shall enter into a direct agreement with the SR Divested Entity concerning the Services relevant to the SR Divested Business (a Divested Entity Agreement) and that this Agreement shall be amended to remove these Services from its scope (including adjusting the Charges proportionately to reflect the cessation or reduction of Services provided that, if this adjustment would result in any HSBC Group Member incurring higher Charges, such adjustment shall need to be agreed with HSBC prior to becoming effective); and

(iii)	any provision of this Agreement that would otherwise prevent or restrict HSBC from making available the Services to any SR Divested Entity shall not apply.

(b)	Notwithstanding any other provision in this Agreement, HSBC shall not be responsible for any Charges applicable to the SR Divested Services from the earlier of:

(i)	date of the Divested Entity Agreement; or

(ii)	the end of the Interim Period,
and the Charges payable by HSBC from such date shall be adjusted by Supplier to reflect this.

9.	HSBC DIVESTMENTS

9.1
A Divested Unit shall mean any subsidiary, division or department of HSBC or of an HSBC Group Member, which was immediately prior to a particular date (the Divestment Date), properly entitled to receive Services and Deliverables and, would not, on or after the Divestment Date, be part of HSBC or be HSBC Group Member or part of an HSBC Group Member and therefore not entitled (other than by virtue of this provision) to receive Services and/or Deliverable(s).

9.2
Where a Local Services Agreement relevant to a Divested Unit is in full force and effect, the Supplier Contracting Party agrees that the relevant HSBC Contracting Party may continue to use the Services and any Deliverables in respect of which the Supplier Contracting Party has not then assigned the Intellectual Property Rights to the HSBC Contracting Party, for the benefit of, or in order to provide services to, such Divested Unit at no additional charge for such period as the HSBC Contracting Party may, in its discretion, require in order to allow the Divested Unit to make appropriate alternative arrangements (which period shall not, however, exceed a period of two (2) years from the Divestment Date unless otherwise agreed).

9.3
Where the HSBC Contracting Party does continue to use the Services and/or Deliverables for the benefit of a Divested Unit pursuant to clause 9.2 the HSBC Contracting Party shall have no responsibility for any acts or omissions of such Divested Unit after the Divestment Date.

9.4
Where the Divested Unit is a party to a Local Services Agreement the Supplier Contracting Party shall procure that the Divested Unit may continue to use the Services and any Deliverables in respect of which the Supplier Contracting Party has not then assigned the Intellectual Property Rights to the HSBC Contracting Party, after the Divestment Date and, the Supplier Contracting Party shall offer equivalent services and deliverables to HSBC or such other HSBC Group Member as HSBC may nominate under this Agreement or under equivalent and no less favourable terms as set out herein.

9.5	Unless otherwise agreed by HSBC, and save in respect of this clause, upon divestment any Agreement, to which a Divested Unit is a party, shall cease to be subject to this Agreement.

9.6
The Supplier and the Supplier Contracting Party shall not seek to increase the Charges or fees under any Agreement or other contract with a Divested Unit except as expressly provided for therein or as agreed for services not previously provided to the Divested Unit or HSBC or for services that were discounted for HSBC and are not economically viable without an increase to provide to the Divested Unit on a standalone basis, or seek to make any amendment thereto that would have the effect of increasing the Charges payable thereunder, in each case for a period of not less than one (1) year following the later of the Divestment Date and the expiry of any period referred to in clause 9.2.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Global Services (UK) Limited/GP Strategies Limited Further Amended and Restated Global Outsourcing Services Agreement	¨ 2018

9.7	The Supplier shall, if requested in writing by HSBC, enter into an agreement (Parallel Contract) with the Divested Unit, to take effect from the Divestment Date and under which:

(a)	the services to be provided to the Divested Unit are equivalent to the Services, varied only as reasonably necessary to reflect the Services required by the Divested Unit as of the Divestment Date;

(b)
the term of the Parallel Contract will commence on the Divestment Date and will continue for a minimum period of two (2) years from the Divestment Date unless terminated earlier in accordance with clause 24 (Breach, Termination And Exit);

(c)	pricing of charges, fees or other amounts payable under the Parallel Contract are on substantially the same terms as this Agreement;

(d)
the other terms of the Parallel Contract are the same as this Agreement, save for (i) any reasonable amendment or deletion required to give effect to the intent of this clause 9.7, (ii) any requirement of Laws and Employment Regulations or directions from a Regulator; and

(e)	as between HSBC and the Divested Unit, the Divested Unit assumes liability for its obligations under the Parallel Contract from the Divestment Date, and the parties hereby agree that HSBC shall not be a party to the Parallel Contract and shall have no further liability in respect of the Divested Unit from the Divestment Date.

9.8	On the coming into effect of any Parallel Contract:

(a)
the Divested Unit shall be deemed to be automatically removed from the scope of this Agreement, including the scope of Service Recipients, save in respect of any antecedent rights or liabilities which shall (in each case as appropriate) accrue to or be borne by HSBC; and

(b)
the Supplier shall treat the Divested Unit as an arm’s length third party for the purposes of clauses 18 (Intellectual Property Rights And Indemnity), 21 (Confidentiality), and 23 (Data Protection) in this Agreement.

9.9
The parties shall act reasonably and in good faith in effecting any Parallel Contract requested by HSBC. The Supplier represents and warrants that it intends for the provisions of this clause 9 to be fully enforceable so as to give effect to the parties’ intent.

9.10	The Supplier irrevocably acknowledges that its agreement to this clause 9 is part of its consideration for entering into this Agreement and that HSBC would not otherwise appoint the Supplier.

9.11	The Supplier shall not be entitled to adjust the Charges payable pursuant to the Parallel Contract other than in accordance with the comparable terms set out in this Agreement.

9.12
To the extent that the Divested Unit requires the Supplier to comply with policies which are different from the HSBC Policies and Procedures, the Parallel Contract shall be amended in accordance with the Change Procedure.

10.	GENERAL OBLIGATIONS OF THE SUPPLIER

10.1	Other Supplier Products and Services
If HSBC or any other HSBC Group Member wishes to purchase any products or receive any other services (whether new or existing) offered by the Supplier or any Supplier Affiliate during the Term of this Agreement, HSBC may require the Supplier to supply such products or services under this Agreement and HSBC and the Supplier shall amend this Agreement in accordance with the Change Procedure setting out the details of that supply.

10.2	Supplier Acquired Services

(a)
In the event that the Supplier acquires a company, business, division or department or any entity otherwise becomes part of the Supplier or a (or part of a) Supplier Affiliate (Acquired Business), then HSBC shall be entitled to require the Supplier to supply any of the Acquired

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Business’ products, deliverables and/or services to HSBC and/or any other HSBC Group Member under clause 10.1 unless otherwise prohibited by applicable Law.

(b)
In the event that any agreement for the supply of any of the Acquired Business' products, deliverables and/or services was concluded between the Acquired Business and HSBC or any other HSBC Group Member (Acquired Agreement) prior to the date on which the Acquired Business becomes part of the Supplier or a Supplier Affiliate (or part of) (Acquisition Date), then the Supplier shall at HSBC's request procure that the Acquired Agreement shall (subject to clauses 10.2(c) and 10.2(d)) be terminated and fully replaced and superseded by the terms of this Agreement and the parties shall execute the necessary amendment to ensure that any products or services ordered or provided under the Acquired Agreement shall become subject to the terms of this Agreement at no extra cost to HSBC or any other HSBC Group Member. Any favourable terms or special offers provided to HSBC and/or any other HSBC Group Member under the Acquired Agreement shall be incorporated into this Agreement by mutual agreement, which shall not be unreasonably withheld or delayed. Any sums committed or paid by HSBC or any other HSBC Group Member to the Acquired Business (or invoiced by the Acquired Business to HSBC or any other HSBC Group Member and still payable) under an Acquired Agreement relating to the period after the date when the Acquired Agreement was terminated under this clause 10.2(b) shall, at HSBC's option, either be set-off as HSBC may direct against any Charges payable under this Agreement or be promptly refunded to HSBC or the relevant HSBC Group Member without deduction.

(c)
Without prejudice to any set-off or refund pursuant to clause 10.2(b), the termination and replacement of an Acquired Agreement under clause 10.2(b) shall not prejudice any rights accrued due under such Acquired Agreement prior to the date of termination.

(d)
Where an Acquired Agreement applies to several services, deliverables or products, HSBC may require that the terms of this clause 10.2 apply only to such of those products, deliverables and services as HSBC requires and that the remaining products and services remain subject to the terms of the Acquired Agreement (amended as appropriate to reflect the division).

10.3	Notice of Change of Controlling Interest
The Supplier shall, unless prohibited by applicable Law (or any regulations of any applicable investment exchange), deliver prior written notice to HSBC of any proposed change of Controlling Interest of the Supplier.

10.4	Not Used

10.5	Supplier Personnel

(a)	The Supplier shall, throughout the term of this Agreement:

(i)	ensure that the Services are provided by persons who are suitably experienced and qualified for, and competent to perform, the tasks which fall within their respective responsibilities; and

(ii)	maintain and develop the skills and experience of the personnel engaged in the provision of the Services by training, development, instruction, work experience or otherwise.

(b)
The Supplier shall, and shall procure the Supplier Contracting Party and the Supplier Affiliates shall, take all steps lawfully open to it to require that appropriate standards of probity and confidentiality are maintained by the Supplier Personnel.

(c)
The Supplier shall be responsible and liable for the management of all Supplier Personnel and the unlawful acts and omissions of Supplier Personnel whilst they are on HSBC Premises as a result of the provision of the Services.

(d)	The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against all Losses that may be suffered or

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incurred by HSBC or any other HSBC Group Member in connection with the unlawful acts or omissions of the Supplier Personnel carried out in connection with or relating to the provision of the Services and/or when dealing with any individuals employed or engaged in any capacity by HSBC or any other HSBC Group Member, or any partners, members, directors, consultants, agents or contractors thereof, save where that act or omission has been caused by HSBC or any other HSBC Group Member.

(e)
Without relieving the Supplier of its obligations under this Agreement, HSBC shall have the right by written notice to the Supplier to require the immediate removal of any of the Supplier Personnel who are acting in a manner which will cause (in the reasonable opinion of HSBC), material disruption or damage to HSBC's business, employees, assets or reputation, or those of any other HSBC Group Member. Without prejudice to paragraphs 1.3 and 1.4of Schedule 4 (Operational Measures and Super KPI) ), HSBC may request the removal of any Supplier Personnel on grounds of poor or inefficient performance. In such event, the Supplier shall propose to HSBC a plan for appropriate remedial action. If the action taken under such plan fails to resolve the issues identified by HSBC within the timescales reasonably acceptable to HSBC under the agreed remedial plan, the Supplier shall remove and replace the relevant Supplier Personnel as soon as reasonably possible.

10.6	Key Personnel
The provisions of paragraph 8 of Part 3 of Schedule 7 (Human Resources) shall apply in respect of Key Personnel.

10.7	Co-operation with Third Party Suppliers

(a)	The Supplier and all Supplier Affiliates shall co-operate fully with all relevant Third Party Suppliers and shall (with HSBC’s consent and authority where appropriate):

(i)
provide such access as such relevant Third Party Suppliers shall reasonably require in order to provide its services (on such notice as is reasonable in the circumstances and so far as within the Supplier's or Supplier Affiliate's (as appropriate) control) to:

(A)	the Assets;

(B)	the Documentation and Deliverables;

(C)	the Supplier Intellectual Property and the Supplier Third Party Intellectual Property;

(D)	the HSBC Data;

(E)	the HSBC Premises and the premises used by the Supplier for the provision of the Services; and/or

(F)	the HSBC Systems and the Supplier Systems;

(ii)
co-ordinate its efforts with any such Third Party Supplier to ensure that work, materials and services provided by the Third Party Supplier are efficiently and effectively integrated into and/or with the provision of the Services;

(iii)	provide such support services as are necessary to run such work, materials and services on HSBC Systems then current;

(iv)	attend any meetings with the Third Party Suppliers called by HSBC; and

(v)
where problems or faults relating to the Services are caused or contributed to by circumstances from time to time subsisting on such Third Party Suppliers' side of the interface with the Services, manage the resolution or prevention of such problems or faults either by taking corrective or preventive steps in relation to the provision of the Services or (to the extent reasonably possible) by procuring the taking of corrective or preventative steps by such Third Party Suppliers.

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(b)
Where network, communications, computer or other equipment provided by a Third Party Supplier are required to interface with HSBC Systems, the Supplier, as the party with primary management responsibility for problem resolution, shall be responsible:

(i)	for ensuring that such requirement does not interfere with the provision of the Services in accordance with this Agreement; and

(ii)	for taking all reasonable steps within its power to ensure that the interface is successfully achieved.

(c)
Where the Supplier notifies HSBC in writing that it is materially hindered in the performance of its obligations under this clause 10.7 by the failure of a Third Party Supplier to co-operate with the Supplier, HSBC shall use Reasonable Endeavours to convene a meeting of the Supplier and the Third Party Supplier in question for the purpose of resolving the difficulty. The Supplier shall attend such meeting and HSBC shall use Reasonable Endeavours to procure the attendance of the relevant Third Party Supplier.

10.8	Third Party Software and Approvals

(a)
HSBC shall use Reasonable Endeavours to obtain (and the Supplier shall co-operate with HSBC and provide such assistance as HSBC requires in respect of such efforts), the right, consent or licence for the Supplier to use the Third Party Software listed in Schedule 18 (HSBC Responsibilities) (HSBC Consents). The Supplier and Supplier Affiliates shall use such Third Party Software solely to support the provision of the Services, and shall ensure that such use is in compliance with the terms set out in or referenced in Schedule 18 (HSBC Responsibilities) and/or as advised by notice from HSBC from time to time. The right to use such Third Party Software shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when the relevant Third Party Software ceases to be required to support the provision of the Services.

(b)
Except in relation to those HSBC Consents referred to in clause 10.8(a), the Supplier shall obtain, at its own cost, all Approvals which are necessary from time to time to enable the Supplier to perform the Services in accordance with this Agreement and otherwise comply with its obligations under this Agreement, including Approvals from:

(i)
third parties who have any legal interest in any data, Documentation, Deliverables or Assets used by or on behalf of HSBC, HSBC Contracting Party and/or any other HSBC Group Member in relation to the Services; and

(ii)	any Regulator or other third parties in relation to the performance of Services in accordance with this Agreement.

(c)
The Supplier shall advise HSBC promptly in writing from time to time of all Approvals required to be obtained under clause 10.8(b) and of the details of the Approvals obtained. Copies of all Approvals obtained shall be placed by the Supplier in the GP Portal within thirty (30) days of obtaining the relevant Approval.

(d)
The Supplier shall, and shall procure the Supplier Contracting Party and Supplier Affiliates shall, structure its contracts and arrangements with third party providers of services and Software (including Software Licences, services, maintenance contracts and equipment leases) that relate to the performance of or support the performance of the Services under this Agreement so that the relevant Support Contracts may be transferred, assigned or novated as required in accordance with Schedule 13 (Exit Management) without additional charge and the ongoing fees under those arrangements payable by HSBC any other HSBC Group Member or any Successor Supplier, after termination or expiry of this Agreement or any part of this Agreement are consistent with and no higher than the fees payable by the Supplier prior to such termination, expiry or partial termination (as applicable).

(e)
Any Approval given by HSBC pursuant to this Agreement shall be without liability on the part of HSBC and other HSBC Group Members and without prejudice to any rights or remedies of HSBC and other HSBC Group Members.

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10.9	HSBC Premises and HSBC Systems

(a)
The Supplier shall be responsible for providing everything required to perform the Services save to the extent that HSBC and/or any other HSBC Group Member has agreed to provide or make available any premises, assets or facilities as set out expressly in this Agreement.

(b)
HSBC will allow to persons who are duly authorised Supplier Personnel such access, on a non-exclusive basis, to the Licensed Areas as is reasonably required for the purpose of providing the Services. Authorisation procedures in respect of this access, will be agreed between HSBC and the Supplier from time to time. The Supplier shall use such rights of access for the purposes only of providing the Services. The Supplier's right of access shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when such access ceases to be required to provide the Services.

(c)
The Supplier shall not do anything which might directly or indirectly cause any breach by it of the terms of any lease or other terms under which HSBC or HSBC Group Member is entitled to occupy the Licensed Areas (where those terms have been disclosed to the Supplier by HSBC or HSBC Group Member) and shall comply with all HSBC Site Regulations.

(d)	The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against all Losses arising from:

(i)	any breach of the terms referred to in clause 10.9(c);

(ii)	any failure to comply with HSBC Site Regulations; and/or

(iii)	any damage to the Licensed Areas and their contents caused by persons entering the Licensed Areas with the authorisation of the Supplier, in each case, to the extent that such breaches are caused by the Supplier, any Supplier Affiliate, Supplier Personnel, Sub-Contractor and/or other third party or person for whom the Supplier is responsible in the performance of the Services or whose presence in the relevant location or site is authorised by the Supplier.

(e)
Access to the Licensed Areas will be subject to the Supplier and Supplier Contracting Party’s compliance with clause 10.9(c) and HSBC or HSBC Group Member reserves the right to exclude any person from the Licensed Areas in the event of an actual or threatened breach of such clause.

(f)
HSBC will allow to persons duly authorised by the Supplier and Supplier Affiliate such use, on a non-exclusive basis, of Licensed HSBC Systems as is reasonably required for the purpose of providing the Services. Authorisation procedures in respect of this use will be agreed between HSBC and the Supplier from time to time. The Supplier and Supplier Affiliate will use Licensed HSBC Systems for the purpose of providing the Services only. The Supplier and Supplier Affiliate’s right to use shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when such use ceases to be required to provide the Services.

(g)
The Supplier and Supplier Affiliate shall use Licensed HSBC Systems with all reasonable skill and care and in accordance with best computing practice, and shall fully and effectively indemnify and keep indemnified HSBC and each other HSBC Group Member from and against all Losses arising from any person using the Licensed HSBC Systems with the Supplier and Supplier Affiliate’s authorisation.

10.10	Off-Shoring
Subject to clause 5.9 (Cross Border Learning Delivery Services), the Supplier shall obtain the consent of HSBC before supplying any part of the Services from a country other than the relevant Country. Such consent shall not be unreasonably withheld to the extent that the Supplier can satisfy HSBC that the provision of such services from outside the relevant Country will not result in:

(a)	an increase in any item of cost (including any item included within the Charges) being incurred by HSBC;

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(b)	an adverse impact on the Supplier's ability to achieve the standards required by this Agreement, including any Operational Measure;

(c)	an increase in the risks of any of the critical operations of HSBC and for any other HSBC Group Member;

(d)	it becoming more difficult or expensive for HSBC to exercise its rights under this Agreement; or

(e)
breach or other contravention of any regulatory or legal restriction or obligation on such supply including guidance in relation to any regulated aspects of the Services and Data Protection Legislation.

11.	SUPPLIER’S WARRANTIES

11.1	The Supplier hereby warrants, represents and undertakes to HSBC that:

(a)	it has and will have for the Term of this Agreement full authority and all necessary rights (1) to enter into this Agreement, and (2) to perform the relevant obligations as set out in this Agreement;

(b)	subject to being prevented or prohibited by the provisions of any applicable Law or regulation, it will give prompt written notice to HSBC of any change of Controlling Interest of the Supplier;

(c)	the Charges have been and will be calculated in a manner that gives full credit for all discounts agreed with, or available to, HSBC and any other HSBC Group Member;

(d)	it will ensure the Services are provided in accordance with this Agreement to the reasonable satisfaction of HSBC and/or the other relevant HSBC Group Member;

(e)
it will ensure that, where HSBC or any other HSBC Group Member is reliant on the expertise of the Supplier or any Supplier Affiliate in providing professional advice (including recommendations as to how the Services are delivered), it will give such advice in an impartial, informed and independent manner and in the best interests of HSBC and/or the relevant HSBC Group Member;

(f)
it will ensure that the Services and Deliverables comply with the provisions of this Agreement and are of satisfactory quality and reasonably fit for the purpose for which they are supplied, the Supplier will further ensure that the Services are performed with due diligence, reasonable skill and care and in accordance with Best Industry Standards at all times;

(g)	it will comply (and will procure that all Supplier Personnel, and Sub-Contractors will comply) with all applicable Laws which may from time to time be applicable to the provision of the Services;

(h)
it will promptly notify HSBC of any changes that are required to any of the Services as a result of any alteration, after the Original Signature Date, in any applicable Law and will implement such required changes (at no charge to HSBC) at least thirty (30) days before the due date for the implementation of such legal or regulatory changes, provided that where the implementation of such changes results in a reduction in the scope, or the benefit to HSBC or any other HSBC Group Member, of the Services, HSBC may propose an amendment to the Charges to reflect such reduction and the Supplier will not unreasonably withhold or delay its agreement to such amendment, which reduction in price may be recorded through the Change Procedure;

(i)
it will procure for HSBC and the other HSBC Group Members (unless otherwise agreed between the Supplier and HSBC in writing) all rights, licences, consents and permits that HSBC and/or any other HSBC Group Member may require in order to use and enjoy the Services in accordance with this Agreement;

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(j)	it will ensure that all Supplier Personnel and Sub-Contractors:

(i)
will, when present at HSBC or an HSBC Group Member site or allowed the use of any HSBC or HSBC Group Member systems, including any HSBC Assets, HSBC Systems and HSBC Premises, comply with the applicable site security, health and safety, system usage and other policies and procedures in force from time to time, including any HSBC Policies and Procedures and HSBC Site Regulations; and

(ii)
will not load or use on any HSBC or other HSBC Group Member’s computer equipment or systems, including any HSBC System, any Software, data or other materials, other than those provided or approved by HSBC Contracting Party, HSBC or the other relevant HSBC Group Member;

(k)
it will ensure that the Supplier Personnel will at all times behave in a courteous, professional and appropriate manner and that no Supplier Personnel will act or make any statement or otherwise behave in any manner that is reasonably likely to result in any prejudice to HSBC or any other HSBC Group Member (including to its reputation);

(l)	it will promptly notify HSBC if the Supplier is in breach of any of its banking covenants or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall below a score of 5A2;

(m)	it will ensure that the Supplier Personnel have appropriate experience, qualifications and expertise;

(n)	it has complied with and throughout the Term of this Agreement will continue to comply with:

(i)
its obligation under Section 54 of the Modern Slavery Act 2015, if applicable, to produce for each financial year an annual slavery and human trafficking statement setting out the steps it has taken during that year to ensure that slavery or human trafficking is not taking place in any part of its own business and in any of its supply chains; and

(ii)	any applicable policy of HSBC in place from time to time relating to the prevention of slavery, servitude, forced or compulsory labour, human trafficking or to any human rights matters; and

(o)	it will procure that in the context of any Agreement that the Supplier Contracting Party shall make and comply with the warranties, representations and undertakings set out in this clause 11.1.

11.2
Without prejudice to the foregoing or any other rights or remedies of HSBC, the HSBC Contracting Party or the HSBC Group Members, in the event of breach of any warranty the Supplier and each Supplier Contracting Party undertakes promptly to remedy the breach without charge.

12.	DISASTER RECOVERY

12.1	The Supplier shall, and shall procure the Supplier Contracting Party shall, comply with its obligations as set out in Schedule 15 (Disaster Recovery).

13.	SUPPLIER’S SECURITY AND HEALTH & SAFETY OBLIGATIONS

13.1	The Supplier undertakes to comply with:

(a)	the best current security practice, including ISO 17799, ISO 9001 and the ISO 27000 series; and

(b)	the Information Security Obligations.

13.2	Where appropriate and mutually agreed, the Supplier shall seek certified compliance with other recognized industry standards which may apply to the Services to be performed hereunder.

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13.3
In the event of any unauthorised use or any misuse of HSBC’s or any other HSBC Group Member's premises, equipment, systems, data or information (including HSBC Data) by the Supplier Personnel, including any HSBC Assets, HSBC Systems and/or any HSBC Premises, HSBC or the HSBC Group Member shall have the right (without prejudice to its other rights) to:

(a)	seek adequate compensation for any damage or costs incurred in such instances; and

(b)	require that Supplier Personnel in breach of the above cease to be employed in connection with services provided to HSBC and/or any other HSBC Group Member.

13.4
The exercise by HSBC or an HSBC Group Member of its rights under clause 13.2 shall not relieve the Supplier of its responsibility to perform its obligations under this Agreement or any Local Services Agreement.

13.5
Without prejudice to its obligations under clause 12 and Schedule 15 (Disaster Recovery), the Supplier shall ensure that all data of HSBC and/or the other HSBC Group Members (including all HSBC Data) is appropriately backed-up and shall have in place and maintain up-to-date business continuity procedures to ensure that in the event of a failure of, or disruption to, the Services (other than a Disaster (as defined below)) the Supplier, Supplier Affiliates and Sub-Contractors are able to continue to provide the Services to normal performance levels within the shortest practicable time, and in the event of a Disaster, recovery of the Services is made within the time frame set out in the Supplier’s business continuity procedures. Notwithstanding the foregoing, if the Supplier Contracting Party is affected by an event which requires it to invoke its business continuity procedures, it will ensure that in allocating its resources and providing service to its customers it treats the HSBC Contracting Party, HSBC and any relevant HSBC Group Members collectively as one of its five (5) most favoured customers. Disaster means an event which materially impacts the normal operation of the Services so as to prevent achievement of the Operational Measures or otherwise prevents the Supplier from performing its obligations and providing any of the Services.

13.6
The Supplier will ensure that any Supplier Personnel who will be entering into HSBC Premises and/or will have access (remotely or otherwise) to HSBC's systems, data or information, including any HSBC Assets, HSBC Systems, HSBC Premises and/or HSBC Data shall have been subject to pre-employment screening at least to the standards set out in the HSBC’s then-current policy for the screening of personnel provided by contractors, a copy of which may be obtained from HSBC on request. The Supplier shall provide: (i) evidence of completion of the screening checks; and (ii) that the requirements of HSBC's then-current policy for the screening of personnel have been met, within a reasonable period but in any event prior to the personnel in question gaining access to HSBC’s or any other HSBC Group Member’s premises, systems, data or information. The extent and nature of these screening checks will be advised to the Supplier by HSBC, or the other relevant Group Member and will depend on the premises, systems, data and information to which access may be granted. As a minimum requirement, the Supplier will comply with requests to carry out the following checks on its personnel and personnel of its Sub-Contractors unless not permitted by Law:

(a)	a check on identity (and, if appropriate, eligibility to work in the relevant Country);

(b)	verification of current and previous employment covering a period of five (5) years; and

(c)	a criminal record check.
Additional screening checks may be required in particular where Supplier Personnel have access to data that is subject to the Data Protection Legislation.

13.7
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against any and all Losses incurred by or awarded against HSBC or any other HSBC Group Member as a result of, or in connection with breach by the Supplier, any Supplier Affiliate, Supplier Personnel or Sub-Contractor of the obligations under of clause 13.6.

13.8
Failure by the Supplier to either conduct pre-employment screening or comply with the requirements of HSBC's then-current policy for the screening of personnel, shall constitute a material breach of the purposes of clause 24.1(a)(i)(D) and 24.1(b)(i)(D) of this Agreement.

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13.9
The HSBC Contracting Party reserves the right to visit the Supplier Contracting Party’s offices to carry out such checks as it deems necessary to ensure that the Supplier is properly fulfilling its obligations as set out in this clause 13 and, unless not permitted by Law, may request sight of records and documents held by the Supplier Contracting Party in respect of such obligations. The HSBC Contracting Party shall give the Supplier Contracting Party reasonable prior notice (which may, depending on the circumstances giving rise to the visit, be very short) of any intended visit and the Supplier Contracting Party shall use all Reasonable Endeavours to provide for the HSBC Contracting Party access to all information, facilities, procedures or other resources (including staff) as it shall reasonably require.

13.10
The Supplier hereby acknowledges and agrees that it shall procure that the Supplier Affiliates shall comply with any pre-contractual enquiries and requirements (unless not permitted by Law) that the HSBC Contracting Party, HSBC or any HSBC Group Member may reasonably request.

13.11
When performing work at HSBC Premises, the Supplier Contracting Party shall ensure that any disruption to the normal operations of HSBC and HSBC Group Members (including the operations of other parties employed by HSBC and HSBC Group Members) are minimised and shall comply with the instructions given by HSBC’s and/or the relevant HSBC Group Members’ representatives at the HSBC Premises. The Supplier Contracting Party shall ensure that any Supplier Personnel comply with the site and security regulations relating to the HSBC Premises and with HSBC’s or the relevant HSBC Group Member’s then current health and safety requirements for contractors, a copy of which may be obtained on request to HSBC or the relevant HSBC Group Member.

13.12
The Supplier Contracting Party shall ensure that all electrical portable equipment to be used by the Supplier Personnel at the HSBC Premises conform to the Electricity at Work Regulations Act 1989 or equivalent legislation in the relevant country in which the HSBC Premises is situated, and that prior to putting any electrical equipment or extension leads, to use they are checked to ensure their condition and fitness for use.

13.13
The Supplier Contracting Party shall immediately remove from the HSBC Premises any of Supplier Personnel who fail to comply with the instructions of the HSBC Contracting Party, HSBC or the relevant HSBC Group Member, the regulations and codes of practice relating to Health and Safety or who, in the sole opinion of the HSBC Contracting Party, HSBC or the relevant HSBC Group Member, has been guilty of misconduct or has been negligent or incompetent. Compliance with this obligation shall not constitute a valid reason for the Supplier Contracting Party’s failure to comply with any obligation in accordance with, and at the time required by, the Agreement. The Supplier Contracting Party shall indemnify and keep indemnified the HSBC Contracting Party, HSBC and the relevant HSBC Group Member from and against all or any Employment Liabilities arising from or in connection with such removal.

13.14
The Supplier will ensure that it and any relevant Supplier Affiliates and Sub-Contractors implement, follow and maintain appropriate security controls, at least in compliance with the HSBC IT security standards and requirements as the same may be communicated to the Supplier from time to time and apply to the Services performed by such Supplier Affiliate or Sub-Contractor. Discrepancies between the Supplier Contracting Party’s security controls (or those established by any Approved Sub-Contractor, if applicable to the Services provided by such Sub-Contractor) and those required by the HSBC Contracting Party shall be identified and addressed following a gap analysis conducted by HSBC’s IT security personnel and/or any periodic reassessments conducted thereafter. The Supplier Contracting Party shall (and hereby undertakes to procure that any Approved Sub-Contractor shall), if so requested by HSBC or the HSBC Contracting Party on reasonable notice, submit to periodical formal security reviews conducted by the HSBC Contracting Party, to ensure the confidentiality, availability and integrity of all data and information belonging to HSBC, or any HSBC Group Member which may be delivered to, generated by or otherwise used or processed by or on behalf of the Supplier, any Supplier Affiliate or any Sub-Contractor or may otherwise come into the possession or control of the Supplier, any Supplier Affiliate, any Supplier Personnel or Sub-Contractor (HSBC Data), and warrants and represents that such appropriate security controls, are operational and effective as at the Restatement Date. The Supplier shall not and shall procure that the Supplier Contracting Parties and

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relevant Supplier Affiliates do not downgrade the security configuration of any system processing any such HSBC Data without the prior written consent of HSBC.

13.15
Without prejudice to the generality of clauses 13.1 and 13.7, the Supplier shall ensure that all HSBC Data received, obtained, created or otherwise processed by the Supplier (including its Sub-Contractors) is handled, processed and stored at all times, in such manner as (subject to clause 13.7) is consistent with the HSBC’s data security classification applicable to such data. The Supplier Contracting Party shall protect all HSBC Data from corruption and from unauthorised access and interference both while such HSBC Data is within the possession and/or control of the Supplier, or relevant Supplier Affiliates and while (if transmission is consistent with the classification of such HSBC Data and is strictly required for the purpose of performing any Services) it is in transit across a network (whether public or private).

13.16
The Supplier shall ensure that no HSBC Data is stored on any portable medium or device except where: (a) such storage is strictly required for the performance of the Supplier's obligations under this Agreement; and (b) such HSBC Data is encrypted.

13.17
Where HSBC Data is transmitted across a network or stored on any portable medium or device, the level of protection that the Supplier or Supplier Affiliate is obliged to adopt pursuant to clause 13.1 shall be consistent both with the data security classification of the HSBC Data in question and with the additional risk posed by its transmission and/or its storage on a portable medium or device.

13.18
Without prejudice to the generality of the Supplier’s obligation to preserve the confidentiality of the Confidential Information of HSBC and HSBC Group Members and to observe proper IT security procedures, and subject to any policy in relation to the security of portable devices that is expressly agreed between HSBC and the Supplier to be in substitution for this clause, the Supplier shall ensure either that:

(a)
no HSBC Data or any data or information relating to this Agreement from which HSBC, or any HSBC Group Member could be identified shall be stored or processed on portable devices capable of data storage (including laptops, PDAs, and memory sticks) unless such HSBC Data has been encrypted; or

(b)
that such storage and processing occurs only on the premises of HSBC, or an HSBC Group Member or on secure premises of the Supplier and that no such data is resident on such portable devices when they are not on such premises;

(c)
it maintains and implements robust and efficient procedures for promptly notifying HSBC of (and managing) any security incidents which relate to the unauthorised disclosure of (or access to) HSBC Data; and

(d)
where HSBC Data is no longer required to be stored or processed in accordance with HSBC’s data retention policy and/or this Agreement, then such HSBC Data shall be securely destroyed or deleted and the Supplier Contracting Party shall thereafter provide the HSBC Contracting Party with a certificate evidencing such action.

13.19	The Supplier confirms that it will comply with any additional requirements in relation to data integrity, handling or storage which HSBC may from time to time reasonably request.

14.	CONTENT LIBRARY AND PROCESS MANUAL

14.1
The Supplier shall maintain, from the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement, a complete and up-to-date set of Documentation related to any Course to be delivered to HSBC learners, including via e-learning (save in respect of any e-learning Content not produced by the Supplier or a Learning Vendor), ILT and VILT (Learning Content), excluding legacy Documentation retained and preserved by HSBC, in the Content Library which shall be directly accessible by HSBC in a form which enables HSBC and the HSBC Group Members to review, interrogate, print and copy the Learning Content stored in the Content Library. All Learning Content shall be included in the Content Library promptly and in any event within thirty (30) days of the creation or acquisition of the same. The Supplier shall promptly

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inform HSBC of any changes it makes to Learning Content in the Content Library and provide such content to HSBC if required.

14.2	Failure by the Supplier to maintain the Content Library in accordance with this clause 14 shall be deemed to be a material breach of this Agreement by the Supplier.

14.3
HSBC Group Members, Successor Suppliers and any other person duly authorised by HSBC shall have full rights of access (subject always to compliance with obligations relating to Confidential Information set out in this Agreement) to the Content Library and the Learning Content at all times during the term of this Agreement for the purpose of assisting members of HSBC and other HSBC Group Members in connection with the Services and any matter relating to this Agreement, including their expiry, termination, or any reorganisation, evaluation or retender of any or all of the Services. The Supplier shall from time to time and on the expiry or termination of this Agreement provide HSBC with a complete and up-to-date copy of the Content Library in electronic form.

14.4
In the event that HSBC implements its own replacement to the Content Library, then the Supplier shall provide all reasonable assistance to HSBC to transition to the new system, including by performing or assisting with a migration of all Learning Content to the replacement system.

14.5
The Supplier shall, within one (1) month of the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement, produce a draft Process Manual. The Supplier shall ensure that the Process Manual takes into account input obtained by the Supplier from global and regional Academy heads, regional heads of learning within HSBC and any HSBC Group Members, and the HSBC representative from the central HSBC learning team and is updated from time to time as reasonably required by HSBC to reflect changes in HSBC's business processes, as the same are communicated by HSBC to the Supplier. The Supplier shall maintain version control in relation to the Process Manual and any documents, forms or templates set out in it and shall include the Process Manual in the GP Portal.

14.6
The Supplier shall continuously review the Process Manual and shall propose to HSBC any updates or other changes which the Supplier identifies as necessary or desirable to ensure that the Process Manual always reflects the then current Services. Such changes shall be reviewed and, if approved by HSBC, shall be incorporated in the Process Manual as soon as reasonably practical.

14.7
The Process Manual is not a waiver or variation to this Agreement and shall not constitute any direction or instruction from HSBC to the Supplier under or in connection with this Agreement that the Supplier should perform the Services in any particular manner.

14.8	Subject to clause 14.7 and to clause 1.1(h), the Supplier shall perform its obligations in accordance with the Process Manual.

14.9
The provisions of this clause 14 relating to Learning Content shall apply equally to any such learning content created by a Design Partner other than the Supplier, provided that HSBC provides (or procures the provision of) such content to the Supplier.

15.	COMPUTER VIRUSES

15.1
The Supplier shall use Reasonable Endeavours to ensure that no computer virus or similar destructive code is introduced onto HSBC’s or any other HSBC Group Member’s computer equipment or systems, including any HSBC System by any act, omission or negligence of the Supplier, Supplier Affiliate, Supplier Personnel or any Sub-Contractor. Without limitation to the foregoing obligation, the Supplier Contracting Party shall test the Deliverables prior to delivery of the same to identify and remove any Computer Viruses and/or similar destruction code in order to prevent introduction of the same on to HSBC’s and/or the HSBC Group Members’ computer equipment or systems, and shall secure for the HSBC Contracting Party, HSBC and/ or the relevant HSBC Group Members sufficient rights to perform periodic scans and checks on the Deliverables and any other computer software that the Supplier Contracting Party, Supplier or any Supplier Affiliate introduces or connects to any of the HSBC and/or the HSBC Group Member computer equipment or systems.

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15.2
Without prejudice to HSBC's or any other HSBC Group Member’s other rights, in the event that a computer virus or similar destructive code is introduced onto HSBC, or any other HSBC Group Member’s computer equipment or systems, including any HSBC System by reason of any Supplier, Supplier Affiliate, Supplier Personnel or any Sub-Contractor, the Supplier shall provide all reasonable assistance to HSBC and/or the other relevant HSBC Group Member (as appropriate) at HSBC’s request to promptly restore HSBC's or the other relevant HSBC Group Member’s computer equipment and system (as appropriate) to normal operational readiness.

15.3
The Supplier Contracting Party hereby warrants and represents that, in the context of this Agreement, it shall, and the Supplier and the relevant Supplier Affiliates shall, use Reasonable Endeavours to implement appropriate anti-virus measures on their respective computer equipment, systems and environments.

16.	HSBC ASSISTANCE AND SUPPORT

16.1	General Assistance
So far as reasonably required in order to enable the Supplier to provide the Services, HSBC will at its own expense, on reasonable notice and to the extent that HSBC is legally able to do so and may be reasonable in the circumstances:

(a)	provide the Supplier with access to information and documentation within HSBC's possession or control which relates to and is reasonably required in connection with the Services;

(b)	provide the Supplier with access to such HSBC's staff as can give the Supplier information which is pertinent to the Services;

(c)	make available to the Supplier for consultation (at reasonable times and on reasonable notice) staff who are familiar with HSBC's organisation operations and business practices; and

(d)
provide the Supplier with timely decisions or determinations where Supplier’s ability to perform the Services in a satisfactory manner is dependent upon HSBC’s decision(s) or determination(s), only to the extent identified in respect of the specific responsibilities set out in the HSBC Responsibilities.

17.	HSBC RESPONSIBILITIES AND RELIEF EVENTS

17.1	HSBC Responsibilities
HSBC will undertake HSBC Responsibilities or otherwise procure that the HSBC Responsibilities are undertaken.

17.2	Relief Events

(a)
The Supplier shall only be relieved of its obligation to perform its obligations pursuant to this Agreement (including the provision of the Services and/or the Deliverables and compliance with any particular timetables or milestones) if and to the extent:

(i)	the Supplier's non-performance results directly from a Relief Event;

(ii)	the Supplier uses Reasonable Endeavours to mitigate the Relief Event and to perform the Services notwithstanding the Relief Event; and

(iii)
the Supplier immediately notifies HSBC's Global Head of Learning Operations as soon as the Supplier becomes aware of the Relief Event via a notice of the relevant failure to perform an HSBC Requirement (Relief Notice).

(b)	Such Relief Notice shall specify the following information:

(i)	the affected Services;

(ii)	the cause(s) of the delay or interruption; and

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(iii)	details of the extent of the likely delay or interruption.

(c)
Relief Notices shall only bind HSBC when it has confirmed in writing that it accepts the contents of the particular Relief Notice. Any dispute as to any submitted Relief Notice shall be submitted for resolution in accordance with the clause 26 (Disputes).Notwithstanding the submission of a Relief Notice, the Supplier shall perform and/or recommence performance of the affected Services as soon as possible.

(d)	The provisions of clause 17.2(a) are the Supplier's exclusive remedy for any Relief Event.

(e)
Without prejudice to clause 17.2(d) and the Supplier's obligations under the Agreement, the Supplier will notify HSBC in writing immediately on becoming aware that it will be unable to perform, or has not performed, its obligations in accordance with the terms of the Agreement (an Early Warning Notice). The Early Warning Notice shall provide as much detail as is reasonably available to the Supplier so as to describe the affected elements of its obligations, the reason for the disruption and the steps the Supplier will undertake to prevent the disruption and/or mitigate the effects of the disruption. The Supplier will provide regular status updates and will, in any event, immediately notify HSBC in the event of a material change in circumstances. Unless agreed in writing by HSBC by express reference to clause 41.4 (Waiver) and 41.5 (Cumulative Nature of Remedies) the service and/or receipt of an Early Warning Notice shall not absolve the Supplier of any responsibility or release the Supplier of any obligations.

18.	INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

18.1	Background Intellectual Property
This Agreement shall not operate to assign any right, title or interest in or to any Background Intellectual Property.

18.2	HSBC Intellectual Property

(a)
HSBC, on its own behalf and (where applicable) as agent for other relevant HSBC Group Members, will grant to the Supplier for the Term of this Agreement, a non-exclusive, royalty-free licence (and, subject to the Supplier imposing obligations of confidentiality similar to those set out in clause 21 (Confidentiality), with a right to grant sub-licences to the Supplier, relevant Supplier Affiliates and Sub-Contractors) to use, operate, copy, modify and (in the case of Software) merge with other computer programs such HSBC Intellectual Property for the purpose only of fulfilling the Supplier's obligations under this Agreement and only to the extent necessary for that purpose. The Supplier, warrants, represents and undertakes to HSBC (on behalf of HSBC and each other relevant HSBC Group Member), not to use or otherwise deal with such HSBC Intellectual Property for any other purpose.

(b)
The licence granted in this clause 18.2 shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when the relevant Intellectual Property ceases to be required for the purpose of fulfilling the Supplier's obligations under this Agreement.

(c)
The Supplier shall not (and shall procure that the Supplier Contracting Party, Supplier Affiliates, Supplier Personnel and Sub-Contractors shall not) do anything or cause anything to be done which could prejudice any HSBC Intellectual Property.

18.3	Supplier Intellectual Property

(a)
Where the Supplier uses any Supplier Intellectual Property in connection with the provision of the Services and/or creation of the Deliverables by the Supplier, the Supplier shall secure or grant to HSBC (without charge to HSBC and for the benefit of HSBC and Authorised Users, including Service Recipients), a perpetual, non-exclusive, royalty-free licence of such Supplier Intellectual Property.

(b)
Subject to clause 18.3(a) where HSBC wishes to procure any Standalone Content from the Supplier, the parties shall agree the Charges applicable to such Standalone Content in a Service Order and the Supplier shall secure or grant to HSBC (for a fee no higher than

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generally charged by the Supplier to its other customers and for the benefit of HSBC and its Authorised Users, including Service Recipients), a perpetual, non-exclusive, royalty-free licence of such Standalone Content. For clarity any Supplier Intellectual Property in respect of which any Design Services have been provided shall not be considered Standalone Content (and the provisions of clause 18.3(a) shall therefore apply), save only where the only Services provided are to implement Minor Adjustments to such Standalone Content.

18.4	Intellectual Property developed by the Supplier

(a)
Notwithstanding clause 18.3 (Supplier Intellectual Property), the Supplier assigns absolutely (and shall procure that all Supplier Contracting Parties, Supplier Affiliates, Supplier Personnel and Sub-Contractors assign absolutely) to HSBC and/or (at HSBC’s option) any other HSBC Group Member or Authorised User, by way of present assignment of all existing and all future property, rights, title and interest, all Intellectual Property Rights created by the Supplier, any Supplier Personnel and/or Sub-Contractor in the course of performing the Services, including, for the avoidance of doubt, Intellectual Property Rights in the Deliverables, all of which shall vest in HSBC and/or the other relevant HSBC Group Members immediately upon creation of the same with full title guarantee and free from all encumbrances and other rights of whatever nature exercisable by a third party, together with the right to take action for any past, present and future damages and other remedies in respect of any infringement or alleged infringement of such Intellectual Property Rights.

(b)
The provisions of clause 18.4(a) above shall not apply in respect of any enhancements or improvements to the Supplier’s Background Intellectual Property that have application to services, which may include the Services, provided by the Supplier to its clients generally, provided always that the Supplier has notified HSBC in advance of any such enhancements or improvements to the Supplier's Background Intellectual Property being used in the provision of the Services. In respect of any such enhancements or improvements to the Supplier’s Background Intellectual Property, the Supplier shall grant to HSBC a licence on the terms set out in clause 18.3 above.

(c)
The Supplier shall (and shall procure that Supplier Personnel and Sub-Contractors shall) waive absolutely and irrevocably in favour of HSBC their moral rights granted under the Copyright Designs and Patents Act 1988 or equivalent or analogous rights under laws of other jurisdictions in relation to such property.

(d)
The Supplier shall (and shall procure that all Supplier Personnel and Sub-Contractors shall) comply with clause 35 (Further Assurance) in order to perfect, confirm, formalise or achieve the assignment envisaged by clause 18.4(a).

18.5	Third Party Intellectual Property

(a)
Where the Supplier uses any Supplier Third Party Intellectual Property in connection with the provision of the Services and such Third Party Intellectual Property cannot lawfully be used for the purposes of this Agreement without a licence to HSBC, other relevant Service Recipients and/or Authorised Users from such Third Party (or a sub-licence from the Supplier to HSBC, other relevant Service Recipients and/or Authorised Users), the Supplier shall secure or grant to HSBC, other relevant Service Recipients and Authorised Users (without charge and for the benefit of Service Recipients and Authorised Users save as set out in paragraph 1.1(e) of Appendix 5‑A Schedule 5 (Charges)) a royalty-free, non-exclusive licence or sub-licence to use the Third Party Intellectual Property for the provision of the Services (whether by HSBC, any other Service Recipients, Authorised User and/or a Successor Supplier) upon terms that include the Extended Terms. All costs payable in respect of such licence during the term of this Agreement shall be to the account of the Supplier save as set out in paragraph 1.1(e) of Appendix 5‑A of Schedule 5 (Charges).

(b)
If it is reasonably necessary for the provision of the Services that the Supplier is licensed to use any HSBC Third Party Intellectual Property, HSBC shall secure or grant (without charge to the Supplier) a non-exclusive, royalty-free licence or sub-licence to use such

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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HSBC Third Party Intellectual Property on terms to be notified to the Supplier by HSBC from time to time, for the purpose only of fulfilling the Supplier's obligations under this Agreement and only to the extent necessary for that purpose. The Supplier represents, warrants and undertakes to HSBC (on behalf of HSBC and each other relevant Service Recipient), not to use or otherwise deal with such HSBC Third Party Intellectual Property for any other purpose.

(c)
The parties acknowledge and agree that where the Supplier in accordance with a Service Order arranges for an employee of HSBC, other relevant Service Recipients and/or Authorised Users to attend or participate in a Course (whether at HSBC Premises, Third Party Supplier premises or electronically) where a Third Party Supplier or a Sub-Contractor uses its standard pre-existing Third Party Intellectual Property which has not been developed, configured or customised in any way for HSBC, other relevant Service Recipients and/or Authorised Users (save for customisations to identify the date, location, event, HSBC, Service Recipient, Authorised User or other customisations which do not alter the Course in any substantive way), then, unless specified otherwise in a Service Order, the extent of the rights to use the relevant Third Party Intellectual Property which the Supplier must secure for HSBC, other relevant Service Recipients and/or Authorised Users is limited to such rights as required to use and receive the benefit of the relevant Third Party Intellectual Property in the same manner as would be expected for an attendee of the Course who is not an employee of HSBC, other relevant Service Recipient and/or Authorised User.

18.6	Intellectual Property Warranties and Indemnities

(a)	The Supplier warrants, represents and undertakes to HSBC (on behalf of HSBC and each other relevant HSBC Group Member and Authorised User):

(i)	that

(A)
the Supplier Intellectual Property and Supplier Third Party Intellectual Property (i) used by the Supplier in the provision of the Services or (ii) used by HSBC, any other Service Recipient or an Authorised User, in each case in accordance with this Agreement; and

(B)	any Intellectual Property Rights, ownership of which becomes vested in HSBC or an HSBC Group Member pursuant to this Agreement, do not and will not constitute an infringement or misappropriation of any Intellectual Property Rights of any third party;

(ii)
that it shall (and shall procure that all Supplier Affiliates, Supplier Personnel and Sub-Contractors shall) perform its responsibilities under this Agreement in a manner that does not constitute an infringement or misappropriation of any Intellectual Property Rights of any third party; and

(iii)	that it shall not breach any of the licence terms set out in or granted pursuant to this Agreement in respect of any HSBC Intellectual Property or HSBC Third Party Intellectual Property.

(b)
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against any and all Losses incurred by or awarded against HSBC or any other HSBC Group Member:

(i)	as a result of any breach of clauses 18.2(a), 18.2(c), 18.6(a) and 18.7; or

(ii)
as a result of any claim for infringement of any Intellectual Property Rights relating to the Services provided by or on behalf of the Supplier or any Supplier Affiliate under this Agreement (Claim), save to the extent that any such claim arises directly as a result of HSBC or any HSBC Group Member failing to use any such Intellectual Property Rights of the Supplier or any Supplier Affiliate in an authorised manner; or

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(iii)	in the event of an injunction or any other interim relief being granted or threatened against the HSBC Contracting Party, HSBC or any other HSBC Group Member.

18.7	HSBC Trade Marks

(a)
HSBC hereby grants to the Supplier a royalty free, non-exclusive licence to use the HSBC Marks solely for the provision of the Services, in accordance with the Licence Terms and in accordance with and in fulfilment of the terms of this Agreement (including any Local Services Agreement for the time being in force) and in a manner such that the distinctiveness and reputation of such HSBC Marks are maintained.

(b)	Without limitation to the foregoing, the Supplier shall only be entitled to use the HSBC Marks:

(i)	for the purposes of associating HSBC with the Services; and

(ii)	in accordance with HSBC's brand guidelines as advised from time to time.

19.	INDEMNITIES

19.1
In addition to the indemnities set out elsewhere in this Agreement, the Supplier shall at all times during and after the Term of this Agreement indemnify, keep indemnified and hold harmless HSBC (and the HSBC Group Members and their respective contractors, employees and suppliers) against all claims, demands, actions, proceedings and all Losses:

(a)	in relation to any claim relating to death and/or personal injury caused by its (or its Sub-Contractor's or Supplier Personnel's) negligence;

(b)
in relation to, or damage, loss or destruction of, any property owned by or used by HSBC where the Supplier, or Supplier Personnel is legally liable or responsible for the damage, loss or destruction or the same results from a breach of this Agreement or as a result of an act or omission, as applicable, by the Supplier, Supplier Personnel, any Sub-Contractor and/or and other third party or person for whom the Supplier is responsible in the performance of the Services or whose presence in the relevant location or site is authorised by the Supplier;

(c)	in relation to the Supplier, Supplier Personnel or any Sub-Contractor, breach by the Supplier or any Sub-Contractor of its information security obligations;

(d)	incurred by HSBC or any HSBC Group Member as a direct result of any breach of any Laws by the Supplier, Supplier Personnel or any Sub-Contractor; and

(e)
in relation to the Supplier's liability for any regulatory losses, fines, expenses incurred by HSBC or the HSBC Group Members as a direct result of a breach by the Supplier of any laws and further costs incurred by HSBC to meet additional requirements imposed by the relevant Regulator as a result of such breach.

19.2	In the event that HSBC reasonably believes that any claim arising from the indemnities set out in this Agreement may:

(a)	cause damage to HSBC's or any HSBC Group Member's goodwill or reputation;

(b)	materially impact upon HSBC's business;

(c)	cause it to be in breach of Laws;

(d)	have a significant public relations impact on HSBC; or

(e)	mean the Supplier is unable to pay Losses arising under such claim, then HSBC may conduct the defence and/or settlement of such litigation (including any associated settlement discussions) and the Supplier will permit HSBC to do so. The Supplier will: (a) provide all reasonable assistance to HSBC in relation to HSBC's conduct of such litigation; and (b) not make any admission of liability or agree to any settlement or compromise of any such claim without the prior written consent of HSBC, should HSBC decide to exercise this option. Any settlement binding

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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upon the Supplier shall require the Supplier’s prior written consent, which Supplier agrees it shall not unreasonably withhold or delay.

19.3
Without prejudice to clause 19.2, in relation to any third party claim giving rise to a claim under any indemnity, HSBC shall (and shall procure that any relevant HSBC Group Member shall) use Reasonable Endeavours to:

(a)	notify the Supplier in writing of any such claim of which it has notice;

(b)
not make any admission of liability or agree to any settlement or compromise of any such claim without the prior written consent of the Supplier (which shall not be unreasonably withheld or delayed); and

(c)	at the Supplier’s request and expense, give the Supplier all reasonable assistance in connection with those negotiations and litigation.

19.4
Without prejudice to the above, the Supplier shall pay promptly any legal damages, costs and expenses incurred or suffered by HSBC and/or any other Service Recipient, including any financial awards against HSBC and/or any other Service Recipient in such action, which are attributable to any claim giving rise to a claim under the indemnity in this Agreement. Where such legal damages, costs and expenses are payable to third parties, the Supplier shall pay the equivalent amount to HSBC or the other relevant Service Recipient on or before the date on which HSBC or the other relevant Service Recipient is due to pay them to the third party. Where such costs and expenses are incurred internally the Supplier shall pay to HSBC and/or the other relevant Service Recipient such expenses or other amounts when notified by HSBC or Service Recipient to the Supplier or, if later, when incurred.

19.5
In addition to the other provisions of this clause, should any aspect of the Services become, or in HSBC's opinion be reasonably likely to become, the subject of a claim of infringement of any Intellectual Property Right, the Supplier shall:

(a)	procure for HSBC, and all relevant Service Recipients the right to continue using and/or receiving the Services (as appropriate); or

(b)	replace or modify the Services (as appropriate) to make it non‑infringing without affecting its performance or functionality.

19.6
If the Supplier is unable to achieve the purpose in clauses 19.5(a) or 19.5(b) within one (1) month of the date on which the relevant aspect of the Services becomes subject to a claim of infringement or three (3) months of the date on which HSBC or the relevant HSBC Group Member has reasonably ceased the use of the relevant Services or any material part thereof on grounds that continued use might give rise to a claim of infringement (whichever first occurs) then, without prejudice to HSBC's or the other relevant Service Recipient's other rights and remedies, the Supplier will return to HSBC and the other relevant Service Recipient an equitable portion of all Charges paid in respect of the Services in question.

20.	LIABILITY

20.1
Neither party shall be liable to the other, in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this Agreement to the extent such loss or damage is consequential, indirect, special or punitive, whether or not that party had been advised of the likelihood of any such loss or damage.

20.2
The liability of HSBC to the Supplier under or in connection with this Master Services Agreement whether arising in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in aggregate, in respect of any claim, or series of connected claims arising out of the same cause, not exceed [***] of the Charges paid and payable under this Agreement (where payable means those Charges that have been invoiced by the Supplier in accordance with this Master Services Agreement, but have not been paid by HSBC) in respect of the calendar year in which the event first giving rise to the claim or series of connected claims occurred.

20.3	The liability of the relevant HSBC Contracting Party under or in connection with the relevant Local Services Agreement to which it is a party entered into pursuant to the terms of this Master Services

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Agreement, whether arising in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in aggregate, in respect of any claim, or series of connected claims arising out of the same cause, not exceed [***] of the Charges paid and payable under the relevant Local Services Agreement (where payable means those Charges that have been invoiced by the Supplier Contracting Party in accordance with the relevant Local Services Agreement, but have not been paid by the relevant HSBC Contracting Party) in respect of the calendar year in which the event first giving rise to the claim or series of connected claims occurred.

20.4
The aggregate liability of the Supplier to HSBC due to, under and/or arising out of or in connection with this Master Service Agreement in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in respect of any claim or series of connected claims arising out of the same cause, not exceed the highest of:

(a)
a sum equal to [***] of the Charges paid or payable under this Master Services Agreement (where payable means those Charges that have been invoiced by the Supplier in accordance with this Agreement, but have not been paid by HSBC) in respect of the calendar year in which the event first giving rise to the claim or series of connected claims occurred;

(b)
where Charges will be paid for less than twelve (12) months in respect of such calendar year, a sum calculated by dividing the Charges actually paid or payable (where payable means those Charges that have been invoiced by the Supplier in accordance with this Master Services Agreement, but have not been paid by HSBC) in respect of such calendar year by the number of months in respect of which such Charges have been or will be paid and multiplying the result by twelve (12) across such part year and then extrapolated to provide a twelve (12) month figure; and

(c)	[***]

20.5
The aggregate liability of the Supplier and any Supplier Contracting Party to the relevant HSBC Contracting Party due to, under and/or arising out of or in connection with a Local Services Agreement entered into pursuant to the terms of this Agreement in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in respect of any claim or series of connected claims arising out of the same cause, not exceed the highest of:

(a)
a sum equal to [***] of the Charges paid or payable under such Local Services Agreement (where payable means those Charges that have been invoiced by the Supplier in accordance with the relevant Local Services Agreement, but have not been paid by HSBC) in respect of the calendar year in which the event first giving rise to the claim or series of connected claims occurred;

(b)
where Charges will be paid for less than twelve (12) months in respect of such calendar year, a sum calculated by dividing the Charges actually paid or payable (where payable means those Charges that have been invoiced by the Supplier in accordance with the relevant Local Services Agreement, but have not been paid by HSBC) in respect of such calendar year by the number of months in respect of which such Charges have been or will be paid and multiplying the result by twelve (12) across such part year and then extrapolated to provide a twelve (12) month figure; and

(c)	[***]

20.6
In calculating the Charges that are paid or payable for the purpose of clauses 20.4 and 20.5, no account shall be taken of any deductions from, or reduction in, such Charges that are attributable to the Supplier or Supplier Contracting Party's performance or of any set-off legitimately applied to such Charges by HSBC or an HSBC Contracting Party in accordance with this Master Services Agreement and/or the Local Services Agreement, that is, any such deduction, reduction or amount that is set-off shall be added back to the Charges for the purpose of the calculation.

20.7
In the event that the Supplier or a Supplier Affiliate has a claim of whatever nature against HSBC or an HSBC Group Member arising out of or in connection with this Agreement the Supplier or relevant Supplier Affiliate with such claim shall:

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(a)	bring such claim only against HSBC or the relevant HSBC Group Member whichever of them is in breach of an obligation under this Agreement which relates to such claim; and

(b)	not bring any such claim against HSBC or any other HSBC Group Member which is not in breach of an obligation under this Agreement which relates to such claim.
For the avoidance of doubt, the Supplier and/or the Supplier Affiliates shall not bring any claims against HSBC or an HSBC Group Member where it has brought the same or substantially similar claim for the same loss or damages against another of them.

20.8
Subject to clause 20.9, in the event that HSBC or any HSBC Group Member has a claim of whatever nature against the Supplier or any Supplier Affiliate arising out of or in connection with this Agreement, HSBC or relevant HSBC Group Member with such claim shall:

(a)	bring such claim only against the Supplier or relevant Supplier Affiliate whichever of them is in breach of an obligation under this Agreement which relates to such claim; and

(b)	not bring any such claim against the Supplier or any Supplier Affiliate which is not in breach of an obligation under this Agreement which relates to such claim.
For the avoidance of doubt, HSBC and/or the HSBC Group Members shall not bring any claims against the Supplier or any Supplier Affiliate where it has brought the same or substantially similar claim for the same loss or damages against another of them.

20.9
In the event that any HSBC Contracting Party or Service Recipient has a claim of whatever nature against the Supplier or any Supplier Affiliate arising out of or in connection with this Agreement or a Local Services Agreement entered into pursuant to the terms of this Agreement, then HSBC may, at its option, elect to bring such a claim against the Supplier or any Supplier Affiliate as if HSBC itself was entitled to make such a claim, in which case the provisions of clause 20.8 above shall not apply, provided that the Supplier or any Supplier Affiliate shall not be liable to any HSBC Contracting Party or Service Recipient or HSBC (as the case may be) to the extent that HSBC or any such HSBC Contracting Party or Service Recipient (as the case may be) has already made recovery of any amounts arising out of the same liability or Loss.

20.10	No limit on or exclusion of liability shall apply under this Agreement or any Local Services Agreement to:

(a)	claims of fraud or fraudulent statements;

(b)	claims for the Supplier's wilful default or abandonment of its obligations;

(c)
any liability under the indemnities granted in this Agreement by the Supplier, save that any liability arising under the indemnities granted pursuant to clauses 10.9(d), 10.9(g), 13.7, 19.1(b) and 19.1(c) shall fall within the caps set out at clauses 20.4 and 20.5, as applicable;

(d)	any breach of the obligations set out in clauses 21 (Confidentiality) or 22 (Publicity);

(e)	the Supplier's liabilities arising under Schedule 7 (Human Resources);

(f)	any liability under clause 40 (Anti-Bribery Corruption And Sanctions Compliance); or

(g)	any other liability which cannot be lawfully excluded or limited.

21.	CONFIDENTIALITY

21.1
During the Term of this Agreement and for a reasonable period following termination of the same the Supplier shall, and shall procure that the Supplier Contracting Party, all Supplier Affiliates and its Supplier Personnel and Sub-Contractors shall:

(a)	keep confidential all Confidential Information of HSBC, and the HSBC Group Members;

(b)	not disclose or transfer (directly or indirectly) to any third party (other than as permitted hereunder) any Confidential Information of HSBC or any HSBC Group Member; and

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(c)
not use (including by making unnecessary copies) unless expressly authorised by HSBC or as applicable by an HSBC Group Member (where such HSBC Group Member has the necessary authority) any Confidential Information or Intellectual Property Rights of HSBC or any HSBC Group Member.

21.2
During the Term of this Agreement and for a reasonable period following termination of the same HSBC shall, and shall procure that the HSBC Contracting Party, all HSBC Group Members and its and their respective employees, agents and contractors shall:

(a)	keep confidential all Confidential Information of the Supplier and Supplier Affiliates;

(b)
not disclose or transfer (directly or indirectly) to any third party (except HSBC Group Members which are not parties to this Agreement and as otherwise permitted hereunder, provided such HSBC Group Members are under obligations of confidentiality equivalent to those set out in this Agreement) any Confidential Information of the Supplier or the Supplier Affiliates; and

(c)	not use (including by making unnecessary copies) other than as strictly necessary for the performance of this Agreement any Confidential Information of the Supplier or the Supplier Affiliates.

21.3
Nothing in this Agreement shall prevent disclosure of another party’s Confidential Information where such disclosure is required by applicable Law, or any Regulator, recognised stock exchange or court of competent jurisdiction, subject (except where such notice is prohibited by the Law, Regulator, stock exchange or court in question) to the party required to make the disclosure giving the party whose Confidential Information is to be disclosed notice of the disclosure, and reasonable assistance if that party wishes to challenge the requirement to make the disclosure, or in the case of HSBC, where use/disclosure of the Confidential Information is reasonably required in connection with the envisaged use of the Services and/or Deliverables.

22.	PUBLICITY
The Supplier shall not, and shall procure that none of the Supplier Contracting Parties, Supplier Personnel and Supplier Affiliates shall disclose the existence of this Agreement, nor of any Local Services Agreement either during the term of any of them or at any time following expiry or termination of them in any journal magazine or publication or any other medium or otherwise use HSBC’s or the HSBC Group Members’ names or logos (including any trade marks) in any of its advertising or publicity material without HSBC’s prior written consent, which may be withheld or given in HSBC’s absolute discretion, except to the extent mandated by applicable Law or as required by any Regulator or Securities Exchange. For the avoidance of doubt the parties accept and acknowledge that parts of this Agreement may be made available publically as part of the filing made to the Securities and Exchange Commission.

23.	DATA PROTECTION

23.1
If the Supplier and/or any Supplier Affiliate receive, obtain, create or otherwise process (HSBC Personal Data) pursuant to or in connection with this Agreement, the Supplier and Supplier Contracting Party (as applicable) shall and shall procure that the other of them and/ or any relevant Affiliate which receives, obtains, creates, or otherwise processes HSBC Personal Data shall:

(a)	comply with all Data Protection Legislation applicable to it;

(b)	only process such HSBC Personal Data:

(i)
on the documented instructions of HSBC and as strictly necessary for the performance of its obligations under this Agreement or as otherwise directed in writing by HSBC or the relevant HSBC Contracting Party and no further; or

(ii)
where required to do so by any applicable Data Protection Legislation, in which case the Supplier shall notify HSBC or the relevant HSBC Contracting Party of such requirement and shall follow HSBC’s (or the relevant HSBC Contracting

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Party's) instructions regarding such requirement, unless such notification or instruction is prohibited by law;

(c)	ensure that only those Supplier Personnel that need to have access to the HSBC Personal Data are given access to the extent necessary to perform the obligations under this Agreement;

(d)
except when using HSBC Systems to perform Services, not transfer HSBC Personal Data to, or store, host access or process it in any jurisdiction outside of the Designated Location without having obtained the prior written consent of HSBC or the relevant HSBC Contracting Party in advance of such transfer, storage, hosting, access or processing taking place, or otherwise move such HSBC Personal Data in any way which would cause any HSBC Group Member to be in breach of and/or incur additional obligations under Data Protection Legislation. Should HSBC or the relevant HSBC Contracting Party consent to processing of HSBC Personal Data outside of the Designated Location, the Supplier will ensure that a level of data protection deemed adequate under Data Protection Legislation is put in place (such adequate protection to be subject always to the approval of HSBC or the relevant HSBC Contracting Party), which may include entering into a separate data transfer agreement on terms required or recommended as best practice under the relevant Data Protection Legislation;

(e)
not permit any other party (including any Sub-Contractor and/or Supplier Personnel) to use, store, host, access or otherwise process any HSBC Personal Data except as required to perform Services using HSBC equipment or Systems and/or at HSBC direction without having obtained prior written consent from HSBC or the relevant HSBC Contracting Party of the same in writing and in advance of such use, storage, hosting, accessing or processing taking place. Should HSBC or the relevant HSBC Contracting Party consent to the sub-contracting of processing of HSBC Personal Data, the Supplier will obligate its Sub-Contractors to comply with the obligations under this clause 23 as if the Sub-Contractor was the Supplier. In the case that such Sub-Contractor is located outside the Designated Location, the Supplier will and will procure each Sub-Contractor complies with the requirements of clause 23.1(d);

(f)
comply with all instructions of HSBC or the relevant HSBC Contracting Party in relation to any such HSBC Personal Data, including in relation to complying with any registration and/or notification requirements, providing full cooperation and assistance following requests from any Regulator, amending or deleting the HSBC Personal Data, or entering into any further contracts or paperwork (including where required by HSBC or the relevant HSBC Contracting Party and/or by any data processing agreement between HSBC or a HSBC Group Member and the Supplier). In the event that a legal requirement prevents the Supplier from complying with such instructions, it shall, unless such legal requirement prohibits it from doing so, promptly inform HSBC or the relevant HSBC Contracting Party of the relevant legal requirement before carrying out further processing activities in respect of the affected HSBC Personal Data;

(g)
maintain and provide to HSBC and/or any HSBC Group Member upon request an accurate, up-to-date written record of processing activities carried out in respect of HSBC Personal Data (Processing Record), such Processing Record containing such information and being in such format as to meet the requirements of:

(i)	any applicable Data Protection Legislation; and

(ii)	any requirements notified by HSBC to the Supplier from time to time;

(h)	provide full co-operation and assistance to HSBC in ensuring its compliance with Data Protection Legislation in relation to the Services;

(i)	not otherwise process such HSBC Personal Data in any way contrary to any Data Protection Legislation;

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(j)	not sell, trade or rent HSBC Personal Data to any third parties; and

(k)	not otherwise disclose HSBC Personal Data to a Data Subject or to a third party other than at the specific written request of HSBC or as otherwise set out in any Local Services Agreement.

23.2
The Supplier acknowledges and agrees that if, in the context of any Local Services Agreement, the HSBC Contracting Party advises via a Change Procedure that requirements additional and/or different to those already specified in this clause exist under the relevant Data Protection Legislation, then the Supplier Contracting Party shall implement and shall procure that the Supplier and/or relevant Supplier Affiliates shall implement such additional and/or different requirements to satisfy the relevant Data Protection Legislation and on request from the HSBC Contracting Party shall provide evidence of the same.

23.3
The Supplier shall implement and ensure that its agents, Sub-Contractors and employees implement strict and adequate security, technical and organisational measures in respect of the integrity and confidentiality of the HSBC Personal Data whilst in its possession to protect against the HSBC Personal Data being recorded, disclosed, processed, deleted, loss, damaged, altered, used or otherwise tampered with in an unauthorised, unlawful or accidental manner and to protect the HSBC Personal Data in accordance with the relevant Data Protection Legislation. Such security, technical and organisational measures shall include (without limitation):

(a)	taking reasonable steps to ensure the reliability of any Supplier Personnel who have access to HSBC Personal Data; and

(b)
ensuring a level of security appropriate to the harm that might result from such unauthorised or unlawful processing or accidental loss, destruction or damage of, and appropriate to the nature of, the HSBC Personal Data.

23.4
The Supplier shall immediately notify HSBC in writing of any actual, potential or alleged breach of the provisions of this clause 23 or otherwise if any Personal Data Breach or successful cyber-attack against the Supplier systems being used to process HSBC Personal Data occurs or any complaint, allegation or request is made (including by any Regulator but excluding any requests made by Data Subjects in accordance with clause 23.5 below) relating to HSBC Personal Data (each a Notification Event). The Supplier will provide full co-operation and assistance to HSBC and each affected HSBC Group Member in relation to any such Notification Event including by:

(a)	providing full details of any such Notification Event at the time of its initial notification to HSBC pursuant to this clause 23.4, where readily available in the circumstances;

(b)
providing a copy of all HSBC Personal Data held by it in relation to any affected individuals within three (3) Business Days of receipt of the request for such HSBC Personal Data or such shorter period in order to enable HSBC and/or any other HSBC Group Member to comply with the requirements of the Data Protection Legislation;

(c)	allowing HSBC and any other affected HSBC Group Member unrestricted access to the relevant HSBC Personal Data and such other records as they shall reasonably require;

(d)	assisting HSBC and any other affected HSBC Group Member with the making of any mandatory notifications to Regulator and/or affected individuals;

(e)	unless prohibited by Law, following the instructions of HSBC as to any response to and/or correspondence by the Supplier with any Regulator; and

(f)	if the Notification Event concerns a Personal Data Breach, taking all steps to mitigate or avoid such Personal Data Breach.

23.5	The Supplier shall notify HSBC in writing:

(a)	within 5 (five) Working Days if it receives a request, demand, enquiry or complaint from or on behalf of an individual in relation to the exercise of their rights in respect of their Personal Data; or

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(b)	within 1 (one) Working Day if it receives a request, demand, enquiry or complaint from a Regulator in relation to HSBC Personal Data or compliance with Data Protection Legislation, and shall, in either case, provide full co-operation and assistance to HSBC in respect of the same and comply with any request from HSBC requiring the Supplier to take reasonable steps to ensure that third parties to whom the relevant HSBC Personal Data has been provided by the Supplier erase any links to, or copies of, such HSBC Personal Data in accordance with the requirements of Data Protection Legislation.

23.6
The Supplier will provide HSBC and each affected HSBC Group Member with prompt and full co-operation and assistance in relation to any request referred to in clause 23.5 made by a Data Subject, including by:

(a)	providing HSBC and any affected HSBC Group Member with full details of any such request;

(b)	providing HSBC and any affected HSBC Group Member with unrestricted access to the relevant HSBC Personal Data and such other records as they shall reasonably require; and

(c)
complying with and providing full co-operation and assistance in relation to any request from HSBC or any affected HSBC Group Member requiring the Supplier to take reasonable steps to ensure that third parties to whom the relevant HSBC Personal Data has been provided by the Supplier erase any links to, or copies of, such HSBC Personal Data in accordance with the requirements of Data Protection Legislation.

23.7	HSBC retains all rights, title and interest in and to HSBC Personal Data including any amendments or alterations to such data made by the Supplier or on the Supplier’s behalf.

23.8
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and all relevant HSBC Group Members from and against any and all Losses incurred by or awarded against HSBC and all relevant HSBC Group Members as a result of or in connection with any breach of this clause 23 (except to the extent caused by a breach of clause 23.10). Without prejudice to the foregoing or to any other rights or remedies of HSBC and relevant HSBC Group Members, if there is any breach of this clause (except for a breach of clause 23.10) the Supplier will undertake promptly to remedy the breach (or the circumstances giving rise to the breach) without charge and at no additional cost to HSBC or the relevant HSBC Group Members.

23.9
The Supplier shall provide HSBC upon request with such information as HSBC reasonably requires to evidence compliance with applicable Data Protection Legislation, including for the purpose of any audit or inspection being carried out by or on behalf of HSBC, a HSBC Group Member, or a Regulator.

23.10
HSBC shall comply with the applicable Data Protection Legislation in connection with its use of the Services. This obligation includes, but is not limited to, that HSBC shall, in its use of the Services, (a) process HSBC Personal Data in accordance with the requirements of the applicable Data Protection Legislation; (b) provide the Supplier with instructions for the processing of HSBC Personal Data that comply with the applicable Data Protection Legislation (subject to the Supplier’s ability to challenge the lawfulness of such instructions under Article 28(3) of the GDPR), (c) have sole responsibility for the legality of acquiring HSBC Personal Data in, and (d) if HSBC instructs the Supplier to process HSBC Personal Data on a system not owned or controlled by Supplier, ensure that such system complies with any requirements of the applicable Data Protection Legislation.

24.	BREACH, TERMINATION AND EXIT

24.1	Termination by HSBC

(a)	Termination of this Master Services Agreement

(i)	HSBC may, without prejudice to its other rights or remedies, terminate this Master Services Agreement, in part or in whole, if one or more of the following events occurs:

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(A)	at any time for any reason whatsoever on three (3) month’s written notice;

(B)
immediately on written notice if it becomes apparent that the Supplier has become insolvent or has had a receiver, administrator or administrative receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or an application is made to appoint a provisional liquidator of the Supplier or for an administration order or notice of intention to appoint an administrator is given or a proposal is made for a voluntary arrangement or any other composition, scheme or arrangement with or assignment for the benefit of any of the Supplier's creditors, or any event analogous to any of the foregoing occurs in any jurisdiction other than England and Wales in respect of a Supplier Affiliate engaged in providing Services or if the Supplier ceases or threatens to cease to carry on business;

(C)	on three (3) months’ written notice if there is a change of Controlling Interest of the Supplier;

(D)
immediately on written notice if the Supplier commits any material or persistent default of this Master Services Agreement, which is either incapable of remedy, or if capable of remedy is not remedied to the reasonable satisfaction of HSBC within thirty (30) days of written notice requiring the default to be remedied;

(E)	the Supplier's average NPS Survey Score for all Service Lines is less than three (3) in any three (3) of six (6) consecutive Quarters;

(F)	the Supplier fails to achieve the same Operational Measure more than three (3) times within any period of six (6) consecutive months;

(G)
immediately on written notice if the Supplier fails to perform or procure the Services for any reasonable period specified by HSBC, or if no such period is specified then for a period of seven (7) consecutive days or an aggregate of fourteen (14) days in any six (6) month period;

(H)
immediately on written notice if HSBC considers (in its absolute discretion) that termination is required by any rule or guidance of any Regulator that has authority over HSBC or more than one of the HSBC Group Members (or with whose rules and guidance HSBC or the relevant HSBC Group Members are accustomed to comply);

(I)
immediately on written notice if the Supplier or other Supplier Affiliate behaves in a manner which in the reasonable opinion of HSBC is likely to bring HSBC or any HSBC Group Member into disrepute or otherwise to compromise or adversely affect the reputation and standing of HSBC or any HSBC Group Member;

(J)
if the Supplier is in breach of any of its banking covenants, or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall to a 'Risk Indicator' and/or 'Financial Strength Indicator' of 4; or

(K)	as otherwise described in clauses 25.1 (Force Majeure), 40 (Anti-Bribery Corruption And Sanctions Compliance) and 42.8 (Anti-Facilitation Of Tax Evasion);

(ii)	Save where HSBC is also the HSBC Contracting Party to a Local Services Agreement, HSBC shall not be entitled to terminate any Local Services Agreement.

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(b)	Termination of a Local Services Agreement

(i)
Subject to clause 24.1(b)(ii), a HSBC Contracting Party may, without prejudice to its other rights or remedies, terminate a Local Services Agreement to which is it a party, in part or in whole, if one or more of the following events occurs:

(A)	at any time for any reason whatsoever on three (3) months' written notice to the relevant Supplier Contracting Party;

(B)
immediately on written notice to the relevant Supplier Contracting Party if it becomes apparent that the Supplier Contracting Party has become insolvent or has had a receiver, administrator or administrative receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or an application is made to appoint a provisional liquidator of the Supplier Contracting Party or for an administration order or notice of intention to appoint an administrator is given or a proposal is made for a voluntary arrangement or any other composition, scheme or arrangement with or assignment for the benefit of any of the Supplier Contracting Party's creditors, or any event analogous to any of the foregoing occurs in any jurisdiction other than England and Wales in respect of a Supplier Affiliate engaged in providing Services or if the Supplier Contracting Party ceases or threatens to cease to carry on business;

(C)	on three (3) months’ written notice to the relevant Supplier Contracting Party if there is a change of Controlling Interest of the Supplier Contracting Party;

(D)
immediately on written notice to the relevant Supplier Contracting Party if the Supplier Contracting Party commits any material or persistent default of the Local Services Agreement, which is either incapable of remedy, or if capable of remedy is not remedied to the reasonable satisfaction of the HSBC Contracting Party within thirty (30) days of written notice requiring the default to be remedied;

(E)
immediately on written notice to the relevant Supplier Contracting Party where the Supplier Contracting Party fails to achieve the same Operational Measure more than three (3) times within any period of six (6) consecutive months;

(F)
immediately on written notice to the relevant Supplier Contracting Party if the Supplier Contracting Party fails to perform or procure the Services for any reasonable period specified by the HSBC Contracting Party, or if no such period is specified then for a period of seven (7) consecutive days or an aggregate of fourteen (14) days in any six (6) month period;

(G)
immediately on written notice to the relevant Supplier Contracting Party if the HSBC Contracting Party considers (in its absolute discretion) that termination is required by any rule or guidance of any Regulator that has authority over the HSBC Contracting Party or more than one of the HSBC Group Members (or with whose rules and guidance the HSBC Contracting Party or the relevant HSBC Group Members are accustomed to comply);

(H)
immediately on written notice to the relevant Supplier Contracting Party if the Supplier Contracting Party or other Supplier Affiliate behaves in a manner which in the reasonable opinion of the HSBC Contracting Party is likely to bring the HSBC Contracting Party or any HSBC Group Member into disrepute or otherwise to compromise or adversely affect

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the reputation and standing of the HSBC Contracting Party or any HSBC Group Member;

(I)
if the Supplier Contracting Party is in breach of any of its banking covenants, or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall to a 'Risk Indicator' and/or 'Financial Strength Indicator' of 4; and

(J)	as otherwise described in clauses 25.1 (Force Majeure),40 (Anti-Bribery Corruption And Sanctions Compliance) and 42 (Anti-Facilitation of Tax Evasion).

(ii)
A HSBC Contracting Party shall provide thirty (30) days prior written notice (or, where this is not possible, as much prior written notice as possible) to HSBC of its intention to terminate a Local Services Agreement pursuant to clause 24.1(b). Any failure to provide such notice shall not however invalidate any termination by a HSBC Contracting Party pursuant to clause 24.1(b) or constitute a breach of the Master Services Agreement or the relevant Local Services Agreement.

(c)	Additional HSBC Termination Rights

(i)
If this Master Services Agreement is terminated, each HSBC Contracting Party may, in its sole discretion, terminate any Local Services Agreements to which it is a party, which shall be terminable on the same grounds.

(ii)
If termination of a Local Services Agreement would have a material impact on the provision of the Services being provided pursuant to this Master Services Agreement, HSBC may, in its sole discretion, treat the right of termination of such Local Services Agreement as a right of termination for this Master Services Agreement, which shall be terminable on the same grounds.

(iii)
If termination of a Local Services Agreement would have a material impact on the provision of the Services being provided pursuant to any other Local Services Agreement, the relevant HSBC Contracting Party in respect of such other Local Services Agreements may, in its sole discretion, treat the right of termination of such Local Services Agreement as a right of termination for any other Local Services Agreements to which it is a party, which shall be treated as if being terminable on the same grounds as the first terminated Local Services Agreement.

24.2	Termination by the Supplier

(a)
The Supplier may terminate this Master Services Agreement, immediately on written notice, if it becomes apparent that HSBC has become insolvent or has had a receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or has had a petition lodged against it in relation to any potential insolvency which is not successfully opposed within thirty (30) days of being lodged.

(b)
A Supplier Contracting Party may terminate a Local Services Agreement to which is it a party, immediately on written notice, if it becomes apparent that the relevant HSBC Contracting Party has become insolvent or has had a receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or has had a petition lodged against it in relation to any potential insolvency which is not successfully opposed within thirty (30) days of being lodged.

(c)
A Supplier Contracting Party may terminate a Local Services Agreement to which it is a party, on giving written notice, should the HSBC Contracting Party fail to pay to the Supplier Contracting Party by the due date for payment any material undisputed and validly invoiced Charges under the relevant Local Services Agreement due to the Supplier Contracting Party,

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which, in aggregate (having taken into account and been reduced by any pre-paid Charges and any other fees), exceed an amount equivalent to:

(i)	the greater of [***] if the Local Services Agreement relates to the US, UK, Hong Kong, Canada, Mexico, China and India; or

(ii)	[***] Charges in respect of all Local Services Agreements not covered in (i) above, provided always that the Supplier Contracting Party has:

(iii)	given to the HSBC Contracting Party in writing a first notice of default relating to such non-payment;

(iv)	escalated the matter for urgent senior level review between the Supplier Contracting Party and the HSBC Contracting Party;

(v)
following such escalation, provided a further written default notice of its intended termination for such non-payment, where such notice has been dated and given not less than thirty (30) days' following the previous notice; and

(vi)	following receipt of the second notice, the HSBC Contracting Party fails to pay the aggregate amount within thirty (30) days of the date of such second notice, save that if the HSBC Contracting Party makes full payment prior to the expiry of the second notice, such notice shall be set aside and the termination shall not take effect.

(d)
The termination rights of the Supplier as set out in this clause 24.2 are the sole termination rights of the Supplier, whether arising under the terms of this Agreement, any Local Services Agreement or pursuant to common law or otherwise.

24.3	Continued Operation and Validity

(a)
Except as set out in clause 24.1(c)(i), termination of this Master Services Agreement shall not affect the operation or validity of any Local Services Agreement and any terms incorporated into a Local Services Agreement shall continue to apply in accordance with clause 24.4(f).

(b)	Except as set out in clauses 24.1(c)(ii), termination of a Local Services Agreement shall not affect the operation or validity of this Master Services Agreement.

(c)	Except as set out in clauses 24.1(c)(iii), termination of a Local Services Agreement shall not affect the operation or validity of any other Local Services Agreement.

24.4	Consequences of Termination

(a)
On expiry or termination of this Agreement or any Local Services Agreement or any Service (or any part of this Agreement, Local Services Agreement or any Service), the parties shall comply with their respective obligations in Schedule 7 (Human Resources) and Schedule 13 (Exit Management).

(b)
Without prejudice to any other right or remedy of HSBC, the HSBC Contracting Party and the other HSBC Group Members under this Agreement or any Local Services Agreement, in the event of the expiry or any termination (in full or in part) of this Agreement or any Local Services Agreement for any reason whatsoever, HSBC, the HSBC Contracting Party and the other relevant HSBC Group Members may keep copies of the Documentation for archival and/or regulatory purposes as stipulated by any Regulator of HSBC, the HSBC Contracting Party or any other relevant HSBC Group Member, and the Supplier, the Supplier Contracting Party and the Supplier Affiliates shall procure that such party is entitled to retain such Documentation for such purposes.

(c)
Except for termination by HSBC or a HSBC Contracting Party under clauses 24.1(a)(i)(A) or 24.1(b)(i)(A), as appropriate, or by a Supplier Contracting Party under clause 24.2(c) to the extent that the sum of any such pre-paid Charges and any other fees, is greater than the amount of the unpaid Charges giving rise to the right to terminate pursuant to clause 24.2(c),

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HSBC or the relevant HSBC Contracting Party shall be entitled to a pro rata refund of any and all pre-paid Charges and any other fees in respect of any terminated Services that relate to any period after the relevant termination date.

(d)
Without prejudice to any right or remedy of HSBC, the HSBC Contracting Party and the other HSBC Group Member under this Agreement or any Local Services Agreement, in the event of the termination (in full or in part) of this Agreement, any Local Services Agreement or any Service Order for any reason, the Supplier and Supplier Contracting Party shall be paid for all Services performed and all reimbursable costs incurred according to this Agreement, the Local Services Agreement and/or the Service Order, as applicable. For Services terminated prior to completion, the Supplier and Supplier Contracting Party (as the case may be) shall be paid for milestones achieved, hours/days of work performed, and/or percentage of work completed for fixed-price Services, as applicable.

(e)	Termination or expiry of this Agreement (or any part thereof) shall not affect any rights accrued prior to termination or expiry.

(f)
Notwithstanding the expiry or termination of this Agreement (or any part thereof) for any reason, it shall continue in force to the extent necessary to give effect to those of its provisions which expressly or by implication have effect after termination.

24.5	Exit Management
The Supplier shall at all times comply with the provisions of Schedule 13 (Exit Management).

25.	FORCE MAJEURE

25.1
Subject to the exceptions set out in clauses 25.2 and 25.3, and in the case of the Supplier, compliance with clause 17.2 (Relief Events), neither HSBC nor the Supplier shall be liable for any delays or failures of performance of any part of this Agreement to the extent that they are attributable to its being affected by an Event of Force Majeure, provided always that the party so affected shall use Best Endeavours to resume performance as quickly as possible and shall promptly give the other party full particulars of the failure or delay and consult with the other party concerning the failure or delay and the steps that it is taking in order to resume performance from time to time as appropriate. The unaffected party shall likewise be relieved of liability in respect of performance of any corresponding or related obligations to an equivalent extent. If any delay or failure attributable to an Event of Force Majeure on the part of the Supplier continues for a period of three (3) months, or for sixty (60) days in any one hundred and twenty (120) day period, HSBC shall be entitled to terminate this Agreement immediately on giving written notice to the Supplier. For the avoidance of doubt, the provisions of this clause shall not relieve the Supplier where the impact of an Event of Force Majeure could have been mitigated by way of the Supplier taking precautions which, having regard to all the matters known to it before it was first impacted by the Event of Force Majeure, it ought reasonably to have taken, but did not.

25.2
A party cannot claim relief from liability where the Event of Force Majeure is caused by its (or its Sub-Contractors' (or in the case of HSBC, its sub-contractors')) neglect, failure to take reasonable precautions against the relevant Event of Force Majeure, or is caused by its agents, employee(s), Sub-Contractors or suppliers.

25.3
The Supplier shall not be entitled to claim relief where a reasonable supplier should have foreseen and provided for the cause in question or the Event of Force Majeure (or the effect of the Event of Force Majeure upon the Supplier's ability to perform its obligations under this Agreement) is attributable to the Supplier's failure to comply with its obligations under Schedule 15 (Disaster Recovery).

26.	DISPUTES

26.1	The parties shall comply with paragraph 10 of Schedule 9 (Governance) in respect of any disputes arising out of or in connection with this Agreement.

27.	[NOT USED]

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28.	ADMINISTRATION, MANAGEMENT AND GOVERNANCE

28.1
The Supplier recognises the importance of effectively utilising this Agreement, the Schedules and Local Services Agreements, and will dedicate a central team of representatives to manage the account commercially and technically and to report centrally on local and global activities; this team will be appropriately authorised to make decisions concerning this Agreement and the Local Services Agreements. In addition, unless otherwise agreed appropriate senior personnel from both organisations will meet Quarterly on a central basis, at 8 Canada Square, London to review the execution and management of this Agreement.

28.2	The provisions of Schedule 9 (Governance) shall apply to the management of the relationship of the parties and to the management of the Services in connection with this Agreement.

29.	CHANGE TO THE SERVICES
If HSBC or the Supplier wishes to change any of the Services provided under this Agreement, the relevant party shall notify the other party in accordance with the Change Procedure and such changes shall take effect in accordance with the Change Procedure. Any changes to this Agreement shall be made only in accordance with clause 31 (Variation).

30.	ASSIGNMENT AND SUB-CONTRACTING

30.1
The Supplier shall not without the prior written consent of HSBC assign, transfer, part with or sub-contract any of its rights, responsibilities and/or obligations under this Agreement (in whole or in part) or delegate any of its responsibilities or obligations under this Agreement. The Sub-Contractors set out in Schedule 10 (Approved Sub-Contractors) shall be deemed to have been approved by HSBC for the purposes of this clause 30.1.

30.2
Where HSBC permits the Supplier or Supplier Contracting Party to sub-contract any of its obligations under this Agreement, the Supplier shall be liable for the acts and omissions of the Sub-Contractor. The Supplier shall fully and effectively indemnify and keep indemnified HSBC and the other HSBC Group Members from and against, and agrees to pay on demand, any and all Losses incurred by or awarded against HSBC, and/or any other HSBC Group Member as a result of any act or omission of any Sub-Contractor.

30.3
HSBC may assign, transfer, part with or sub-contract any of its rights, responsibilities and/or obligations under this Agreement (in whole or in part) without the prior consent of the Supplier and the Supplier shall do all such things and execute a novation agreement substantially in the form set out in Schedule 22 (Standard Form Novation Agreement) and all other documents as may be reasonably required to facilitate this.

30.4
On an on-going basis, the Supplier shall be responsible for reviewing its Sub-Contractors and proactively sourcing new learning services providers and assessing which learning services providers in the market would be able to provide an improved, better quality and/or better value service to HSBC, leveraging any existing relationships the Supplier or any Supplier Affiliate may have with learning service providers, with a view to rolling on to such learning services providers and securing them as Sub-Contractors.

31.	VARIATION

31.1	No variation to this Agreement shall be effective unless in writing signed by a duly authorised officer of each of HSBC and the Supplier.

31.2
No variation to any Local Services Agreement shall be effective unless in writing signed by a duly authorised officer of each of the HSBC Contracting Party and the Supplier Contracting Party, and if such variation is a variation to this Agreement as they are incorporated into such Agreement, such variation must also be countersigned by HSBC and the Supplier, provided always that the application of such countersignature shall be for governance purposes only and shall not cause either of HSBC or the Supplier to be bound, obligated or liable as parties to such Agreement.

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31.3
In the event that the parties agree multiple variations to this Agreement, the Supplier shall, at the request of HSBC and at no cost to HSBC or the HSBC Group Members prepare an updated copy of this Agreement incorporating all such variations as are then in effect and provide such updated copy to HSBC.

32.	NOTICES

32.1	All notices shall be given in writing (including where agreed by email) and shall be sent to the following:
If in relation to this Agreement or a Local Services Agreement to which HSBC is a party:
for the attention of:
Chief Procurement Officer (with a copy to Global Head of Learning Operations)
8 Canada Square, London E14 5HQ
Fax: 44 (0)20 79924818
If in relation to this Agreement or a Local Services Agreement to which the Supplier is a party:
for the attention of:
James D. Moran (Managing Director)
Unit 2 Bredbury Business Park
Bredbury Parkway
Stockport, UK SK6 2SN
Fax: 0161 406 4881

32.2
Where a notice relates to a Local Services Agreement to which an HSBC Group Member and/or a Supplier Affiliate is a party, such notices shall be sent to such HSBC Contracting Party and/or Supplier Contracting Party as set out in the relevant Local Services Agreement.

32.3	Notices relating to the activities of any relevant HSBC Group Member shall be copied to the relationship manager or other senior representative of that HSBC Group Member.

32.4
A notice sent by post or recognised overnight courier shall be deemed (in the absence of evidence of earlier receipt) to have been delivered forty-eight (48) hours after despatch. A notice sent by electronic means shall be deemed to have been received on the first working day following its despatch provided (in the case of fax) notification of a successful and complete transmission is obtained.

33.	SET-OFF
Where the Supplier or any Supplier Affiliates have incurred any liability to HSBC or any HSBC Group Member under this Agreement, any Local Services Agreement or any other agreement between the parties, HSBC or any HSBC Group Member may set-off the amount of such liability against any sum that would otherwise be due to the Supplier or the Supplier Affiliate under this Agreement or such Local Services Agreement or otherwise.

34.	HSBC COMPETITORS
The Supplier commits and warrants that during all such periods as it is providing the Services to HSBC, the HSBC Contracting Party and/or other Service Recipients pursuant to this Agreement, it shall ensure that any Supplier Personnel involved in the provision of the Services have entered into strict confidentiality undertakings in respect of their involvement in and knowledge of the provision of the Services and shall not at any time discuss or disclose information relating to the Services with any other employees, agents, subsidiary undertakings, sub-contractors and/or other service providers of the Supplier or of a Sub-Contractor who are not involved in the provision of the Services under this Agreement but who are providing services which are the same or similar to the Services in any of the Countries in which the Services are being provided under a Local Services Agreement, to other

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clients of the Supplier who are financial services providers and entities which might reasonably be considered to be HSBC Competitors.

35.	FURTHER ASSURANCE
The Supplier shall, at its sole cost and expense, do and/or procure to be done all such further acts and things and execute and/or procure the execution of all such other documents as HSBC may from time to time reasonably require for the purpose of giving HSBC and the other relevant HSBC Group Members the full benefit of the provisions of this Agreement and for the fulfilment of the Supplier’s obligations under this Agreement.

36.	COUNTERPARTS
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

37.	INSURANCE

37.1
The Supplier shall maintain, and shall procure that the Supplier Contracting Party and any Supplier Affiliates that are involved in the delivery of the Services shall maintain throughout the Term of this Agreement and the relevant Local Services Agreement and for six (6) years thereafter policies of insurance cover with a reputable insurer with good financial standing which has a Standard & Poor's credit rating of not less than Grade AA, acceptable to the HSBC and the HSBC Contracting Party in relation to the Supplier's and if applicable, the Supplier Contracting Party’s and relevant Supplier Affiliates’ risks under such Local Services Agreement. The Supplier shall at the request of HSBC from time to time furnish or procure the furnishing of such evidence as HSBC may reasonably request to demonstrate that such insurance cover has been maintained in force with such insurer, including copies of any policy documentation requested by HSBC. Such policies shall include:

(a)	employer's liability insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year;

(b)	professional indemnity insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year;

(c)	public liability insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year; and

(d)	product liability insurance for a minimum amount of cover of ***] on a single event or series of related events in a single calendar year.

37.2
The Supplier shall, at the inception of the Agreement and as and when each policy of insurance is renewed (and, in any event, on request from HSBC), provide HSBC with such evidence as HSBC may reasonably require of its terms together with evidence of payment of the last premium.

37.3	The Supplier shall notify HSBC:

(a)	promptly of any material changes to the level, type or other material provisions of insurance cover from those previously notified to HSBC;

(b)
as soon as practicable when it becomes aware of any fact, relevant circumstance or matter which has caused or is reasonably likely to cause the relevant insurer to give notice to cancel, rescind, suspend or avoid any insurance or any cover or claim under any insurance.

37.4	The Supplier's insurance policies shall be maintained on terms that are as favourable to those generally available to a prudent contractor in respect of usual and reasonable risks.

38.	AUDIT AND REGULATORY REQUIREMENTS

38.1	In connection with this Agreement the Supplier shall provide and shall procure that the relevant Sub-Contractors shall provide, and in connection with any Local Services Agreement the Supplier

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Contracting Party shall provide and shall procure that the Supplier and the relevant Sub-Contractors shall provide access to their facilities, Deliverables, Documentation and full details of the nature and delivery of any and all Services to any internal or external auditors or examiners of HSBC or the HSBC Group Members. Any such auditors or examiners shall be subject to reasonable obligations of confidentiality.

38.2
The Supplier shall keep detailed records of all activities carried out in connection with the provision of the Services, including any such records as are expressly required to be kept by the Supplier under this Agreement and any Local Services Agreement (Service Records).

38.3
Unless otherwise directed or permitted by HSBC, HSBC Contracting Party or Service Recipient, the Supplier shall keep the Service Records in the UK or in such other Countries as may be appropriate to the Services provided during the Term and for at least seven (7) years after the expiry of this Agreement or the relevant Local Services Agreement, as the case may be, and such Service Records, wherever located shall be readily available to HSBC on request at any time. This clause 38.3 shall not apply to any Service Records already returned to HSBC, stored on HSBC Systems, delivered to a third party at the direction of HSBC, or erased or destroyed at the direction or with the agreement of the HSBC Contracting Party.

38.4
HSBC and the HSBC Group Members are subject to certain regulatory requirements (including from the Prudential Regulation Authority, the Financial Conduct Authority, the Bank of England and other competent authorities and Regulators in other jurisdictions) and as a result, in addition to the Supplier’s and the Sub-Contractors' obligations described in clause 38.1, in connection with this Agreement the Supplier shall provide and shall procure that the relevant Sub-Contractors and Supplier Personnel shall, subject to any reasonable obligations of confidentiality owed to any third parties to which such information may relate, upon request and reasonable prior notice, provide to or procure for HSBC and the HSBC Group Members or internal or external auditors, Regulators or examiners of HSBC or the HSBC Group Members, access to the Supplier’s or any Sub-Contractor's premises and copies of the Supplier’s or Sub-Contractor's records pertaining to the transactions contemplated thereunder. In addition, in connection with this Agreement the Supplier shall provide and shall procure that the relevant Sub-Contractors shall, upon request and reasonable notice, provide to or procure for HSBC and the HSBC Group Members or internal or external auditors, Regulators or examiners of HSBC or the HSBC Group Members, a statement attesting to the Supplier’s and/or any relevant Sub-Contractor's ongoing financial viability in the opinion of, and issued by, the Supplier’s and Sub-Contractor's independent third party accounting firm.

38.5
In connection with this Agreement, the Supplier and the relevant Sub-Contractors shall comply with any reasonable request of HSBC or any HSBC Group Member for information relating to the Services that may be required by HSBC or any HSBC Group Member to enable HSBC or any HSBC Group Member to comply with the US Sarbanes-Oxley Act of 2002 (and any resultant, similar or replacement legislation, rules or guidance).

38.6	Subject to clause 38.7, each party shall bear its own costs in respect of its respective obligations under clauses 38.4 and 38.5.

38.7
If any audit or other inspection by or on behalf of HSBC demonstrates any non-compliance by the Supplier with its obligations pursuant to the Agreement, the Supplier shall, without prejudice to any other rights and remedies HSBC may have:

(a)	remedy the cause of such non-compliance as soon as reasonably practicable; and

(b)	promptly refund HSBC all costs and expenses relating to such audit or inspection (including those of third party advisers).

39.	RELATIONSHIP OF THE PARTIES

39.1
The relationship of the HSBC and the HSBC Group Members with the Supplier and the Supplier Affiliates shall not be that of employer-employee. No employee, agent, contractor or representative of the Supplier or the Supplier Affiliates shall make any representations on behalf of HSBC or the HSBC Group Members nor may they bind or commit the same to any obligation, purchase or liability.

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The Supplier will be responsible for the acts and omissions of the Supplier Personnel in connection with their interaction and relationship with HSBC and/ or any HSBC Group Member and performing obligations under this Agreement (including while on the premises of HSBC and the HSBC Group Members).

39.2
The Supplier Contracting Party will have and exercise sole authority and independent control over the means by which the Services, Deliverables and Documentation are delivered but always in compliance with the obligations in the relevant Local Services Agreement and/or Service Order.

39.3
No part of this Agreement is intended to create or record any partnership, joint venture, agency or other such relationship between HSBC and the HSBC Group Members and the Supplier or the Sub-Contractors on the other (or any of their respective employees, agents, contractors, officers and other representatives). The Supplier, and the Sub-Contractors are not agents of HSBC or any HSBC Group Member and have no authority whatsoever to bind or commit HSBC, or any HSBC Group Member by representations, contract or agreement of any kind.

40.	ANTI-BRIBERY CORRUPTION AND SANCTIONS COMPLIANCE

40.1
In connection with the provision of the Services and/or activities to be carried out under this Agreement, the Supplier shall comply with, and shall ensure that Supplier Affiliates and its and their directors, employees, and any other third parties engaged or instructed to act for or on behalf of the Supplier (Relevant Persons) are aware of and comply with all anti-bribery and corruption laws applicable to this Agreement (ABC Laws) including the UK Bribery Act 2010, the US Foreign Corrupt Practices Act of 1977 and the Hong Kong Prevention of Bribery Ordinance.

40.2	The Relevant Persons shall not take any actions or make any omissions that would cause HSBC or the Supplier to be in violation of any applicable ABC Laws.

40.3
The Relevant Persons shall not, directly or indirectly, offer, pay, promise to pay or authorise any bribe, other undue financial or other advantage or make any facilitation payment to, or receive any bribe or other undue financial or other advantage from, a public official or a private party in connection with this Agreement or any transactions undertaken for or on behalf of HSBC.

40.4
The Supplier or the relevant Supplier Contracting Party warrants and represents that, in relation to the provision of Services to HSBC and/or the HSBC Contracting Party and/or any HSBC Group Member, and any other activities to be carried out under this Agreement, or any Local Services Agreement, that the Relevant Persons are subject to written agreements requiring that the Relevant Persons adopt and comply with policies and procedures which are reasonably designed to prevent bribery and corrupt conduct and ensure compliance with ABC Laws, and undertakes that it shall procure the compliance with such policies and procedures by the Relevant Persons.

40.5	The Supplier warrants and represents that neither the Supplier nor, to its knowledge any of the other Relevant Persons:

(a)	are currently under actual or threatened investigation or inquiry, or audit by any governmental authority in relation to any offence or alleged offence involving fraud, corruption or dishonesty;

(b)	have been convicted of or pleaded guilty to an offence involving fraud, bribery, corruption, or dishonesty;

(c)	have ever been listed by any government agency or non-governmental organisation as debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for procurement programs; and

(d)
or Ultimate Beneficial Owners (as such term is defined below) of the Supplier are the target of economic and financial sanctions measures imposed by the United Nations, the European Union, the United Kingdom, the United States or any relevant and applicable jurisdiction (Restricted Persons). Ultimate Beneficial Owner means any natural person(s) who

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directly or indirectly own(s) or control(s) 25% or more of the shares of a company and/or any natural person(s) who exercise(s) a Controlling Interest in that company. Controlling Interest means for any company:

(i)	the ownership or control, directly or indirectly, of more than 50% of the company’s fully diluted voting share capital; and/or

(ii)	the ability to direct how more than 50% of the fully diluted votes are exercised at its general meetings on all, or substantially all, matters; and/or

(iii)	the right to appoint or remove its directors that hold a majority of the voting rights at its board meetings on all, or substantially all, matters.

40.6
The Supplier shall not directly or indirectly deal with Restricted Persons in connection with its dealings with HSBC and/or the HSBC Contracting Party and/or any HSBC Group Member or otherwise in relation to this Agreement.

40.7	The Supplier and the relevant Supplier Contracting Party shall ensure that all transactions, payments, and expenses related to this Agreement are:

(a)	fairly and accurately recorded, in reasonable detail, in its books and records; and

(b)
evidenced and supported by complete and accurate documentation, including but not limited to invoices and receipts for expenses submitted to HSBC (unless expressly not required in this Agreement), which shall be maintained throughout the duration of this Agreement and for no less than 6 (six) years after this Agreement’s termination and shall be made available to HSBC upon reasonable notice for review.

40.8	The Supplier and the relevant Supplier Contracting Party shall:

(a)
promptly report to HSBC or the relevant HSBC Contracting Party any breach or suspected breach of this clause 40, including any changes in the representations and warranties set forth in clauses 40.4 and 40.5, and any requests or demands for any bribes, undue financial or other advantage of any kind or facilitation payments in connection with the performance of this Agreement, or any Local Services Agreement which would violate the anti-corruption laws of any relevant country; and

(b)	assist HSBC or the relevant HSBC Contracting Party in investigating and remedying any such breach or suspected breach.

40.9
Notwithstanding any provision of this Agreement to the contrary, HSBC shall not be obligated to make any payment or take any other action under this Agreement if HSBC believes in good faith that such action may constitute a violation, or contribute to any violation, of any ABC Laws, and HSBC shall not be liable to the Supplier for any claims, losses, or damages arising from HSBC’s exercise of its right under this clause 40.

40.10
The Supplier and the relevant Supplier Contracting Party acknowledges that HSBC or the relevant HSBC Contracting Party may terminate this Agreement, or the Local Services Agreement immediately in the event that HSBC or the relevant HSBC Contracting Party has a reasonable belief that a breach of this clause 40, or of any similar or equivalent provisions in any other agreement between the Supplier and HSBC or any HSBC Contracting Party, has occurred or may occur.

41.	GENERAL

41.1	Entire Agreement

(a)	As between HSBC and the Supplier the entire agreement shall comprise this Agreement and the documents incorporated hereto by reference all as may be amended from time to

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time, and supersede all prior agreements, representations, statements, negotiations, arrangements and understandings between them relating to the subject matter hereof.

(b)
Subject to clause 41.1(c), each party confirms that it has not relied upon, and (subject to clause 41.1(d)) shall have no remedy in respect of, any agreement, warranty, statement, representation, understanding or undertaking made by any party (whether or not a party to the Agreement) unless that warranty, statement, representation, understanding or undertaking is expressly set out in the Agreement.

(c)
Each party agrees that, in the event of a dispute relating to the interpretation of this Agreement, regard may be had to the HSBC RFP and the Supplier's written responses in order to resolve the dispute.

(d)
Subject to clause 41.1(e) neither party shall be entitled to the remedies of rescission or damages for misrepresentation arising out of, or in connection with, any agreement, warranty, statement, representation, understanding or undertaking whether or not it is set out in the Agreement.

(e)	Nothing in the Agreement shall restrict or exclude any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

41.2	Severability
If any provision of this Agreement is held by a court or competent authority to be invalid, illegal or unenforceable and can be deleted without altering the essence of this Agreement, the unlawful provision will be severed and the remaining provisions will remain valid and in full force and effect. In the event that such provision cannot be so deleted, then the Supplier and HSBC shall, negotiate in good faith to amend such provision such that, as amended, it is legal, valid and enforceable, and, to the greatest extent possible, achieves the parties' original commercial intention.

41.3	Survival
Clauses 1 (Definitions), 18 (Intellectual Property Rights And Indemnity), 20 (Liability), 21 (Confidentiality), 22 (Publicity), 23 (Data Protection), 24 (Breach, Termination And Exit), 32 (Notices), 33 (Set-Off), 35 (Further Assurance), 37 (Insurance), 38 (Audit And Regulatory Requirements) and this clause 41 and all other provisions of this Agreement intended to survive termination shall survive termination of them as the context requires.

41.4	Waiver
No full or partial relaxation, forbearance or, delay or negligence by HSBC or a relevant HSBC Group Member or the Supplier or a relevant Supplier Affiliate in enforcing any of the provisions of or exercising any of the rights under this Agreement or the granting of time by HSBC or a relevant HSBC Group Member to the Supplier, or a relevant Supplier Affiliate or by the Supplier or a relevant Supplier Affiliate to HSBC or a relevant HSBC Group Member shall prejudice, affect or restrict the rights and powers of that party. No waiver of any provisions of this Agreement shall be effective unless made in writing and signed by an authorised representative of the party against which enforcement of the waiver is sought. The waiver of any breach or of any rights, obligations or liabilities arising pursuant to the provisions of this Agreement shall not be construed as a waiver of any subsequent breach or subsequent provision of, creation of or exercising of any of such rights, obligations or liabilities under this Agreement whether of the same or different nature. Except where otherwise explicitly provided or agreed in writing all remedies arising under or in connection with this Agreement and any Local Services Agreement are cumulative and not exclusive of any other remedy or right in these Terms and Condition or any Agreement or available at law.

41.5	Cumulative Nature of Remedies
Except where otherwise explicitly agreed, all right and remedies granted in this Agreement and any Local Services Agreement are cumulative and not exclusive of any other remedy or right in this Agreement or any Local Services Agreement or at law, and no exercise of any right or remedy shall restrict or prejudice any further exercise of it.

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41.6	Third Parties
Except as set forth in this Agreement in relation to the HSBC Group Members and subject to Schedule 7 (Human Resources), nothing in this Agreement intended to, nor shall, create any right enforceable by any third party or person not a party to this Agreement and the Contracts (Rights of Third Parties) Act 1999 shall not otherwise apply to this Agreement. The consent of a third party (including of the relevant HSBC Group Members and, notwithstanding Schedule 7 (Human Resources), of any Successor Supplier) shall not be required for the amendment, variation or termination of this Agreement. In the event of any dispute arising as to any matter that gives rise, or is alleged to give rise, to a claim by a Successor Supplier under the indemnity in Schedule 7 (Human Resources), HSBC shall be entitled, by notice to the Supplier, to require that the provisions of paragraphs 10.1 to 10.5 (inclusive) of Schedule 9 (Governance) shall not apply to such dispute.

41.7	Governing Law

(a)
This Agreement and any dispute or claim arising out of or in connection with them or their subject matter or formation (including non-contractual disputes or claims) shall in all respects be governed by and construed in accordance with the laws of England and Wales and the parties hereto submit to the exclusive jurisdiction of the English Courts in respect of the same.

(b)
Any and all Local Services Agreements and any dispute or claim arising out of or in connection with them or their subject matter or formation (including non-contractual disputes or claims) shall in all respects be governed by and construed in accordance with the laws of England and Wales and the parties thereto submit to the exclusive jurisdiction of the English Courts in respect of the same.

42.	ANTI-FACILITATION OF TAX EVASION

42.1	The Supplier shall and shall procure that persons associated with it in connection with this Agreement shall:

(a)
not, when acting in the capacity of a person associated with HSBC or any HSBC Group Member, engage in any act or omission which would constitute a UK tax evasion facilitation offence or a foreign tax evasion facilitation offence as those terms are defined in Part 3 of the Criminal Finances Act 2017;

(b)
not cause, facilitate or contribute to the commission by HSBC or any HSBC Group Member of an offence of failing to prevent the facilitation of tax evasion under section 45 or 46 of the Criminal Finances Act 2017 or any other legal and regulatory anti-facilitation of tax evasion obligations (Relevant AFTE Requirements);

(c)	not do, or omit to do, any act that causes or leads HSBC or any HSBC Group Member to be in breach of any of the Relevant AFTE Requirements;

(d)
have and maintain in place throughout the term of the Agreement, such policies and procedures as are reasonable to prevent the commission or facilitation of tax evasion and to ensure compliance with this clause 42;

(e)
promptly report to HSBC any request or demand from a third party to facilitate the evasion of tax within the meaning of Part 3 of the Criminal Finances Act 2017 or otherwise breach the Relevant AFTE Requirements; and

(f)
keep accurate books, records, invoices and accompanying documentation available for inspection by HSBC or any HSBC Group Member, auditors and investigating authorities in relation to compliance with the Relevant AFTE Policies, this clause 42 and any applicable anti-tax evasion laws and regulations.

42.2
The Supplier shall within three months of the date of the Restatement Date, and annually thereafter, certify to HSBC in writing signed by an officer of the Supplier, compliance with this clause 42 by the Supplier and all persons associated with it in connection with this Agreement. The Supplier shall

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provide such supporting evidence of compliance as the HSBC or any HSBC Group Member may reasonably request.

42.3
The Supplier shall ensure that any person associated with the Supplier who is performing services and providing goods in connection with this Agreement does so only on the basis of a written contract which imposes upon that person terms equivalent to the obligations within this clause 42.

42.4	If any breach of this clause is alleged, suspected or known the Supplier shall notify the HSBC immediately.

42.5
If the Supplier notifies HSBC that it suspects, or knows, that there may be a breach of this clause or of any of the Relevant AFTE Requirements, the Supplier shall respond promptly to HSBC's enquiries, co-operate with any investigation and allow HSBC to audit books, records, and any other relevant documentation. The obligations within this clause 42.5 will continue after the termination or expiry of this Agreement.

42.6
The Supplier shall indemnify HSBC and any HSBC Group Member against any Losses incurred by, or awarded against, HSBC or any HSBC Group Member as a result of any breach of this clause 42 by the Supplier or persons associated with it in connection with this Agreement or any failure of Supplier to include provisions equivalent to this clause 42 in any subcontract with any Sub-Contractor.

42.7	The Supplier warrants and represents that neither the Supplier nor any of its officers, employees or, having made reasonable enquiries, other persons associated with it:

(a)	has been convicted of any offence involving tax evasion or the facilitation of tax evasion;

(b)
has been or is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offence or alleged offence concerning tax evasion or the facilitation of tax evasion; or

(c)
has been or is listed by any government agency as being debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for participation in government procurement programmes or other government contracts including any exclusion under regulation 57 of the Public Contracts Regulations 2015 (SI 2015/102) or regulation 80 of the Utilities Contracts Regulations 2016 (SI 2016/274).

42.8
HSBC will be entitled to terminate this Agreement immediately upon written notice to the Supplier and, subject to clause 20 (Liability) recover its Losses in connection with such termination if, in connection with this Agreement,

(a)	the Supplier or any person associated with it (whether with or without the knowledge of the Supplier) breaches any of the provisions of this clause 42; or

(b)	HSBC has good faith belief of the same.

42.9
For the purposes of this clause 42 the question of whether a person is associated with another person shall be determined in accordance with section 44 of the Criminal Finances Act 2017 (and any guidance issued under section 47 of that Act) and, for the purposes of this clause 42, a person associated with the Supplier includes any Subcontractor;

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SIGNATORIES

SIGNED for and on behalf of
HSBC GLOBAL SERVICES (UK) LIMITED
Signature:	/s/ Natalie Joanna Bayliss
Full Name:	Natalie Joanna Bayliss
Position:	Category Director - Services
Date:	November 6, 2018
SIGNED for and on behalf of
GP STRATEGIES LIMITED
Signature:	/s/ Scott N. Greenberg
Full Name:	Scott N. Greenberg
Position:	CEO
Date:	November 6, 2018

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Schedule 1

HSBC GROUP MEMBERS

The Saudi British Bank
HSBC Saudi Arabia Limited
SABB Takaful
HSBC Jintrust Fund Management Company Limited

INTERNAL

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Schedule 2

[NOT USED]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 3

SERVICES

1.	Definitions
The definitions used in this Schedule 3 are as set out in clause 1.2 of this Agreement and below:
Academy means an HSBC global learning team, managed by a Global Head of Learning, which represents an HSBC business or function. Each HSBC Academy will articulate and define the learning strategy needs and objectives of the relevant business or function to be serviced by the Supplier in accordance with and as set out in this Agreement;
Assessments means an online assessment taken by an attendee to a Class or e-learning event to measure understanding of the relevant Course objective;
Certification means the certification or accreditation of a Trainer to deliver a Programme, certification will be given if a Trainer is deemed by HSBC to have met all the requirements set out in the "Train the Trainer" section of the Programme Manual for that Programme;
Class means a date (e.g. 1st April) or consecutive dates (e.g. 1st-3rd April, together counting as one Class) during which a Course or part of a Course is delivered via ILT or VILT but not including any e-learning delivery of a Course. For example, there are three "people management essentials" classes being delivered in October, the calendar instance being the Class, "people management essentials" being the Course;
Class Enrolment means the process by which learners book onto specific training Courses;
Course means the delivery mechanism for Learning Content that has multiple Classes (or may comprise of only one Class) scheduled to deliver to the target audience. Courses may be delivered via different channels, such as an instructor led training Classes (ILT), virtual instructor led training Classes (VILT) or completed by a learner in a self‑paced e‑learning environment ;
Delivery Partner means the person(s) selected by a HSBC Contracting Party and with whom the HSBC Contracting Party enters into an agreement for the performance of a learning delivery service which, in the case of the Supplier shall be via a Delivery Service Order;
Design Partner means the person(s) selected by a HSBC Contracting Party and with whom the HSBC Contracting Party enters into an agreement for the performance of a learning design service which, in the case of the Supplier shall be via a Design Service Order;
Delivery Runway means a forecast of HSBC's future learning needs aligned to the delivery of Courses;
Demand Management Tool means Power BI as at the Restatement Date or such other tool to manage the Supplier's demand management obligations as is approved by HSBC in writing from time to time;
Design Runway means a document that identifies, at a granular level, the activities required to be performed to design a particular Learning Need over a specified period of time;
High Level Learning Needs Analysis means a document setting out the high-level learning requirements of HSBC for a Learning Need;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HSBC Learning Representative means HSBC's representative for the Learning function, or replacement from time to time;
Learning Delivery Schedule means the delivery schedule for a Course which contains the following information Course code, Academy, Course delivery method, Programme, Course name, date, location, minimum and maximum Class capacity and instructor details;
Learning Dashboard Report means the form of a detailed report to be provided by the Supplier to HSBC in accordance with paragraph 2.11(a) of Appendix 3‑A, paragraph 3.5 of Appendix 3‑B and paragraph 5.4(f) of Appendix 3‑D , which will include at minimum the information set out in those paragraphs;
Learning Design Services means those Services set out in Appendix 3‑A of Schedule 3 (Services) and in the relevant Service Order;
Learning Need means the solution requirements for the HSBC Contracting Party, learning objectives and any other information relating to HSBC's requirements of a Course;
Learning Vendor Contract means a contract entered into by the Supplier or a Supplier Contracting Party and a Learning Vendor;
Learning Vendors means those vendors of learning Services who are Approved Sub-Contractors or Sub-Contractors subject to agreement of HSBC and the Supplier to such vendor becoming a Sub-Contractor;
Master Trainer means a subject matter expert who brings deep knowledge in his/her particular field and who serves as lead Trainer for delivery of Train the Trainer, responsible for the quality of the Trainers delivering a Course and who holds the relevant qualifications and experience required by this Agreement;
Minor Adjustments means a minor adjustment to Learning Content by the Supplier which does not alter the substantive meaning of the Learning Content (which would require HSBC approval), for example date changes, name changes or swapping the order of Learning Content;
Moderator means a resource who supports a Trainer during VILT, who shall ensure that the technical and operational needs of the Class are met, whose responsibilities shall include:

(a)	launching Webex;

(b)	create and administer polls;

(c)	set up pre-prepared whiteboards;

(d)	manages learner access and provides technical support throughout session;

(e)	run through a mini-tutorial on how to use Webex for learners and all the functionality it offers;

(f)	manage the chat function in Webex;

(g)	monitor for "raised hands", create break-out sessions and support these;

(h)	ensure session runs to time; and

(i)	monitor learner attention and refocus if required.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Programme means a collection of Courses thematically linked by HSBC. For example "Leading Business and Functions" is an example of a Programme, which consists of the following Courses, including ILT and VILT Classes:

(a)	Banking in the Day after Tomorrow;

(b)	Leadership: a sense of possibility;

(c)	Uncommon sense/Common Nonsense;

(d)	Customer Centric Leadership;

(e)	The power of positive psychology/Leading with your signature strengths; and

(f)	The Knowing Doing Gap;
Programme Manual means the document approved by HSBC detailing, amongst other things, the delivery requirements for a Programme including: the relevant tasks detailing the required faculty, Venue, equipment, administration requirements, Learning Vendors, financial information, governance and reporting requirements;
Resource Matrix means the Resource Matrix described in paragraph 4.2 of Appendix 3‑D of Schedule 3 (Services);
Service Order means an order for Services substantially in the form of the template Service Order agreed pursuant to paragraph 2.4 of Schedule 11 (Service Orders) or in such other form as is agreed by the parties from time to time in writing;
Trainer means any Supplier Personnel that train, facilitate, instruct a Class or Course and who hold qualifications and/or Certifications required by this Agreement;
Train The Trainer means a learning technique where an event is delivered by a Master Trainer for the specific Course being taught to Trainers to facilitate learners. Train the Trainer requirements include Trainers being able to evidence content understanding and the skills to deliver in a classroom and/or virtual setting and it may also include a requirement to pass a formal assessment against the Course learned. Train the Trainer training may be delivered face to face or through virtual methods depending on the Course and the audience; and
Venue means any location that meets the logistical requirements, and any other requirements of this Agreement, for the delivery of any given Course.

2.	Introduction And Overview
This Schedule 3 sets out the services that will be provided by the Supplier to HSBC in accordance with the terms of this Agreement.

2.1	Structure of Services
The Supplier recognises that it is the intent of the parties for HSBC to have complete flexibility in its consumption of the Learning Design Services, Learning Delivery Services and any Professional Services (as set out in Appendix 3‑F), such that HSBC is able to procure such of those Services as it requires from time to time pursuant to a Service Order. As a consequence, the Supplier expressly recognises that there are no minimum volume or Charges commitments in respect of such Services and if HSBC should choose not to procure such Services this shall not constitute a "termination" of such Services and the Supplier shall not be entitled to additional Charges for the performance of any activities within the scope of such Services.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.2	Objectives
The Supplier shall provide services to support HSBC in meeting the overall objectives of Services, which are as follows:

(a)	determine a flexible model of best internal and external learning resources based on demand, quality and cost;

(b)	establish consistent, standardised ways of working within the areas of learning administration, account management, vendor management and learning delivery; and

(c)	provide global and regional governance and management of all learning administration and learning delivery activities.

3.	Scope of Services

3.1	The Supplier shall provide the learning Services, which are categorised as follows:

(a)	Learning Design Services, as set out in Appendix 3‑A of this Schedule 3;

(b)	Learning Delivery Services, as set out in Appendix 3‑B of this Schedule 3;

(c)	LAO Services, as set out in Appendix 3‑C of this Schedule 3;

(d)	Account Management Services, as set out in Appendix 3‑D of this Schedule 3;

(e)	Vendor Management Services, as set out in Appendix 3‑E of this Schedule 3;

(f)	the provision of professional services personnel, as set out in Appendix 3‑F of this Schedule 3; and

(g)	In‑Progress Projects, as set out in IDS/IDS/390323/6/UKM/92528311.3Schedule 11 (Service Orders).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑A
LEARNING DESIGN

1.	Design Engagement

1.1	Design Partner Selection

(a)
In respect of each Learning Need, where required by HSBC, the Supplier shall engage as a prospective Design Partner in a HSBC procurement process for Design Partners, which may include a formal RFP process, informal procurement process, or direct award, as determined by HSBC.

(b)	When providing a quote for Learning Design Services, the Supplier shall calculate such quote in accordance with Appendix 5‑A of Schedule 5 (Charges).

1.2	Learning Needs Analysis and Service Order

(a)
If required by HSBC, the Supplier shall produce or contribute to a High Level Learning Needs Analysis and a draft Service Order for any Learning Need; and the Supplier shall provide such information as may be reasonably requested by HSBC from time to time or provide a detailed estimate of its estimated Charges for the delivery of a Learning Need, at no additional cost to HSBC.

(b)
In the event that HSBC requires a detailed learning needs analysis then this shall be agreed in the relevant Service Order and shall be chargeable in accordance with the provisions of Appendix 5‑A of Schedule 5 (Charges).

(c)	The Supplier shall follow the agreed HSBC process for the development of any Learning Need and draft Service Order.

1.3	Business Proposal and Approval
If HSBC selects the Supplier as Design Partner for a Learning Need, the Supplier shall contract with HSBC for such Learning Design Services using a Service Order, in accordance with Schedule 11 (Service Orders), which once agreed shall form the Service Order for those Learning Design Services for the whole Learning Need (Design Service Order).

1.4	Update Design Runway
The Supplier shall provide such additional information as HSBC may reasonably request in connection with HSBC updating the Design Runway following the selection of the Supplier for any Services connected to that Learning Need.

2.	Design Activity

2.1	Once the Design Service Order has been agreed, the Supplier shall perform the Learning Content design and development activities set out in this paragraph 2.

2.2	The Supplier shall:

(a)	provide Learning Design Services in relation to each Course in accordance with the Design Service Order and HSBC's reasonable instructions;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)	assign the resources defined in the Service Order to support the design of the Course;

(c)
within five (5) Working Days of the agreement of the Service Order pursuant to paragraph 1.3 (or such other period of time as set out in the Service Order), the Supplier shall schedule and conduct a project kick off meeting between the Supplier’s design team and HSBC stakeholders and SMEs in order to review the timelines, design elements, Deliverables, source content, roles and responsibilities for the delivery of the Design Service Order;

(d)
in relation to New Courses, use source material provided by HSBC prior to Course design/development starting. If HSBC is unable to provide such content, the Supplier shall provide options to source or build the source material at additional cost in accordance with Appendix 5‑A of Schedule 5 (Charges), such cost to be agreed between the parties in advance. HSBC may, in its discretion, identify and inform the Supplier of any existing Course content that may be reused in the design and build of a New Course;

(e)
work with HSBC to manage risks and issues related to Design Service Order, including managing project timelines, Deliverables, costs and performing project closing tasks such as conducting a post implementation review (PIR). In respect of each Design Service Order, the Supplier shall provide to HSBC at least on a monthly basis a Learning Design Project report in the form requested by HSBC. In relation to each Design Service Order, the Supplier shall schedule regular meetings with HSBC Learning Representative and relevant SMEs to review source content, regional requirements and the mapping of source content to the learning objectives, as defined in the Service Order;

(f)
schedule regular meetings with the HSBC Business Project Manager and relevant SMEs to review source content, regional requirements and the mapping of source content to the learning objectives, as defined in the Service Order;

(g)
be responsible for tracking, measuring and managing the development of Learning Design Services. Progress against all Design Service Orders shall be updated in the relevant sharepoint site (or such replacement system as HSBC designates from time to time) and presented to HSBC on a weekly basis.

2.3	Learning Design Development And Testing

(a)
If required by HSBC pursuant to the Design Service Order, the Supplier shall provide a design project manager to manage the design programme for the Learning Need for which it is Design Partner, the Charges for which shall be agreed in advance in the Design Service Order utilising the rate card set out at Appendix 5‑F of Schedule 5 (Charges). The responsibilities of a design project manager shall be agreed in respect of each Design Service Order and set out in the Design Service Order but shall include, as a minimum:

(i)	responsibility for managing all risks related to the Design Service Order;

(ii)	managing the Supplier's resources to ensure an efficient design process;

(iii)	coordinating activities with relevant HSBC personnel;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv)	managing any sign‑off and approvals processes for Learning Content (including Deliverables); and

(v)	providing such reports as HSBC may reasonably require.

(b)
Where the Supplier has been selected as the Design Partner for a Learning Need, the Supplier shall design the Learning Content in accordance with HSBC's requirements, any applicable HSBC governance and design standards and the Design Service Order. This shall also include:

(i)	ongoing engagement with HSBC in relation to the relevant Course; and

(ii)	engagement with HSBC for validation of the Learning Content, including the carrying out, and participation in, testing, which may require the Supplier to:

(A)	for ILT and VILT designs:

(1)	produce Deliverables to be reviewed and Accepted by HSBC, including for legal, diversity, accessibility and regulatory purposes;

(2)	if HSBC is to carry out online reviews, provide HSBC SMEs with access to applicable collaboration tools;

(3)	organise and engage in pilots for ILT or VILT materials, to validate the instructional design and materials;

(4)	once it has been designed, test the solution as a pilot in a classroom; and

(5)	take remediation action to remedy any issues identified during testing;

(B)	for e‑learning needs:

(1)	produce Deliverables to be reviewed and Accepted by HSBC, including for legal, diversity, accessibility and regulatory purposes;

(2)	schedule and manage reviews and testing by HSBC in accordance with the relevant project plan;

(3)	if HSBC is to carry out online reviews, provide HSBC SMEs with access to applicable collaboration tools;

(4)	once it has been designed, test all digital content through content testing, to ensure that it renders properly; and

(5)	take remediation action to remedy any issues identified during testing;

(c)
incorporate changes into the learning solution as required and documented by HSBC during the Acceptance Testing. Where there is inconsistency amongst SMEs, the HSBC Learning Representative will mediate and make the final determination on changes;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)	managing the Course hand off to the relevant HSBC delivery unit; and

(e)	notifying HSBC when a Deliverable has been fully tested and is ready for production and/or deployment.

2.4	Accessibility Supported Services
Where engaged to do so by HSBC pursuant to the Design Service Order, the Supplier shall perform the following Accessibility Supported Services, as more particularly set out in the Design Service Order:

(a)	provide Accessibility Supported web‑based learning content services for New Courses (requiring end‑to‑end design and development);

(b)	in respect of web‑based learning content, address the following learning impairment(s) in the following manner:

(i)
visually impaired (who require aides to allow them to complete e‑learning training Courses utilizing JAWS (Job Access With Speech), a computer screen reader program for Microsoft Windows that allows blind and visually impaired users to read the screen either with a text‑to‑speech output); and/or

(ii)	audio impaired (who need a text alternative (script) for any narrative audio used in web‑based content);

(c)	use reasonable endeavours to maximise utilisation of HSBC approved tools, templates and facilities for performance of Accessibility Supported Services.

2.5	Learning Content translation and localisation

(a)	Unless otherwise required in the Design Service Order, global programmes shall be created by the Supplier in UK English, which is considered the master language.

(b)
In addition, HSBC may require Learning Content produced for global audiences to undergo translation and localisation for regional, national, cultural or regulatory differences in up to sixteen (16) different languages, as follows:

Region	Languages
APAC	Bahasa (Indonesian), Japanese, Korean, Simplified Chinese, Thai, Traditional Chinese, Vietnamese
LATAM	Portuguese, Spanish
ME	Arabic
NAM	US English, French Canadian
UK/CE	Russian, French European, Turkish, German

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	In respect of any such translation and/or localisation of any Learning Content, where required by HSBC, the Supplier shall:

(i)	interact and provide material to HSBC's directly‑contracted preferred translation provider, with HSBC retaining responsibility for the translation or localisation;

(ii)
translate or localise Learning Content (which the Supplier may have designed, or may have been designed by another Design Partner) and the Supplier shall carry out such translation and/or localisation activity in accordance with HSBC's processes and guidelines in place from time to time; and/or

(iii)	provide project management in connection with translation or localisation.

(d)
Once the translation of text is completed, if required pursuant to the Design Service Order, the Supplier shall execute the Course integration process creating graphics, PDFs and managing the review of Deliverables in accordance with the process set out at paragraph 2.3. The Supplier shall publish any translated and/or localised content in the appropriate format (e‑learning SCORM Package, ILT or VILT version) and deliver as the Deliverable in the prescribed language(s).

2.6	Assessment Creation
If required by HSBC pursuant to the Design Service Order, the Supplier shall build learning Assessments on the Question Mark system (or such other replacement system in place from time to time).

2.7	Design Input from Delivery Partner
If selected as the Design Partner for a Learning Need, the Supplier shall provide input to and consult with the selected Delivery Partner (if not the Supplier) to agree how the solution shall be delivered so as to deliver the requirements of the Learning Design Project.

2.8	[Not used]

2.9	Maintenance of Design Content

(a)
The Supplier shall ensure that it provides a notification for a review of Learning Content to ensure its currency at such frequencies as HSBC may specify from time to time in a Service Order in respect of such Learning Content and any consequent adjustments required by HSBC shall be agreed pursuant to paragraph 2.10 below.

(b)
The Supplier shall, at no additional Charge, undertake Minor Adjustments to Learning Content either as requested by HSBC or as determined by the Supplier based on Trainer experience. Any Learning Content to which Minor Adjustments have been made shall be notified to HSBC and a copy provided to HSBC on request and shall in any event be stored in the Content Library.

2.10	Learning Content revision
The Supplier may be required by HSBC to perform the Learning Content revision activities, as more particularly set out in the Design Service Order.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.11	Reporting and Governance
Progress against an individual Learning Design Service Order shall be reported to HSBC by the Supplier and sent to the Global Head of Design and Global Third Party Engagement Manager in the form of a Learning Dashboard Report. The Learning Dashboard Report shall be categorised by Academy and shall include the following information in relation to each Learning Design Service Order:

(a)	project status summary, including key milestones and start/end date;

(b)	comparison of indicative costs versus actual costs;

(c)	stage of project and RAG (red, amber, green) status;

(d)	start of deployment and identify any delay;

(e)	number of change requests;

(f)	satisfaction for the project as assessed by the agreed feedback mechanism;

(g)	High level risks;

(h)	High level dependencies;

(i)	Key activities completed last period (limited to five (5)); and

(j)	Key activities to complete next period (limited to five (5) items).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑B
LEARNING DELIVERY

1.	Introduction
The Supplier shall provide the Services within the five (5) high level learning categories outlined by HSBC in paragraph 4 below to this Appendix 3‑B. The Supplier shall provide Learning Delivery Services pursuant to, and in accordance with, the relevant Delivery Service Order.

2.	Faculty Management
The Supplier shall perform the following faculty management services set out in this paragraph 2 in respect of ILT and VILT Learning Content and which shall not be separately chargeable by the Supplier unless specifically identified in Schedule 5 (Charges):

2.1	Attaining Competence ‑ Train the Trainer
For New Courses only, the Supplier shall carry out Train the Trainer and take such other steps as are necessary to ensure that its Trainers attain the necessary Certification to deliver a Course, including:

(a)	arranging for Trainers to be interviewed by any Certification organisation or to participate in other on‑boarding programmes necessary for Certification;

(b)	procuring Certification and learning licensing and/or testing; and

(c)
cross‑training existing Trainers into other skill sets and developing newly hired Trainers through a formalised cross‑training process which satisfies the following minimum requirements for the Trainer being developed:

(i)	participate as a student in a Class which they are slated to teach once certified;

(ii)	when the situation allows, co‑facilitate a Class with an existing certified Trainer unless otherwise required by HSBC; and

(iii)	deliver a Class on their own and be observed.
For clarity, the Supplier shall not be entitled to any Charges for any Train the Trainer Services or Certification for any Courses that are not New Courses, but shall ensure that any Trainers it uses for Learning Delivery Services remain Certified as required by this Agreement.

3.	Delivery

3.1	Delivery Partner Selection and Engagement

(a)	If requested by HSBC, the Supplier shall respond to HSBC requests to provide Learning Delivery Services and propose a Trainer solution, which shall not be the subject of any additional Charges.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)	HSBC may then at its discretion either:

(i)
engage the Supplier to deliver, and the Supplier shall deliver, the applicable Learning Delivery Services set out in a Service Order agreed pursuant to Schedule 11 (Service Orders) for that complete delivery need and the Charges for such delivery shall be calculated in accordance with Appendix 5‑B (Learning Delivery Charges); or

(ii)
subject to paragraph 11.1 of Schedule 5 (Charges), engage the Supplier to engage specific Sub‑Contractor(s) prescribed by HSBC to deliver the Delivery Service Order in order to become a Learning Vendor.

3.2	Delivery requirements and Detailed Delivery Plan

(a)
Upon HSBC providing the Supplier with HSBC's delivery requirements for a Course, the Supplier shall create and maintain a Detailed Delivery Plan for each Region, detailing how the Supplier shall deliver the Course to satisfy the anticipated demand and in accordance with HSBC's delivery requirements, including:

(i)	learning Courses scheduled;

(ii)	learning category;

(iii)	Course title;

(iv)	Course duration;

(v)	Class date;

(vi)	global Solution Centre or Academy; and

(vii)	Trainer List, Resources Matrix, scheduled Charges and the name of any Sub‑Contractor(s) to be engaged in the delivery.

(b)	The Supplier shall upload the details of the Classes to the LRM each time it is updated.

3.3	Learning delivery management

(a)
The Supplier shall, unless otherwise required by HSBC (for example as specified in the relevant Delivery Service Order) provide at least one (1) Moderator and one (1) appropriately qualified Trainer for every VILT session.

(b)
The Supplier shall provide Trainers who are native speakers of the session language for all ILT and VILT sessions that are presented in languages other than English and which have the necessary skills and Certifications to deliver the relevant Course.

(c)
Where required in the relevant Delivery Service Order, the Supplier shall provide Supplier Personnel to act as moderators in social learning communities where such communities are set up as collateral components to Courses or Programmes and who shall:

(i)	have the ability to communicate, understand the relevant platform, read situational context, be a problem solver, and deliver a high level of customer service;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)
ensure the following tasks are performed (without limitation): registration, removing enrollees, addressing technology challenges, managing communications, monitoring posts and sharing progress reports; and

(iii)	not be required to be an expert in the relevant Learning Content,
(the role being that of a Community Moderator). If participation in a social learning community is a requirement in a blended learning solution, the Supplier shall coordinate the availability of such Community Moderator to ensure continuity between instruction in the classroom and in the community.

(d)	The Supplier shall provide the following Learning Delivery Services:

(i)	conduct the formal ILT or VILT activity in accordance with the Programme Manual for the Course;

(ii)	prepare for new and pilot (to include any follow up) training as required by the Delivery Service Order for the Course;

(iii)	conduct learning delivery at the relevant Venue;

(iv)	Classroom set up; and

(v)	Course validation to ensure that the content of the Course is still relevant and up‑to‑date with HSBC current requirements.

(e)	The Supplier shall provide the following Learning Delivery Services post Class delivery:

(i)	restore the training room to a clean and ready state;

(ii)	collect unused supplies for future use by HSBC or recycle as appropriate;

(iii)	report any recommendations for improvement of Courses through the appropriate Trainer reaction form for inclusion in future updates to the Programme with HSBC approval; and

(iv)	Class feedback review (forms/L1, L2, L3, L4 assessment).

3.4	Monitor Monthly Roster Completion Report to track class updates are within Operational Measures
The Supplier shall review the Monthly Roster Completion Report to ensure rosters are completed in accordance with Operational Measure OM-LAO-001 of Appendix 4‑B (Operational Measures) and any deviations are reported to HSBC learning, with rationale and identifying the steps being taken to resolve.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5	Reporting and Governance
Progress against an individual Delivery Service Order shall be reported to HSBC by the Supplier and sent to the Global Head of Delivery and Global Third Party Engagement Manager in the form of a Learning Dashboard Report. The Learning Dashboard Report shall be categorised by Country and shall include the following information in relation to each Delivery Service Order:

(a)	status summary of Delivery Services covered by the Delivery Service Order;

(b)	comparison of indicative costs versus actual costs;

(c)	start of deployment and identify any delay;

(d)	number of cancellations; and

(e)	satisfaction with the delivery of the Service Order as assessed by the agreed feedback mechanism.

4.	Learning Categories
The parties shall identify the most appropriate Learning Category that best reflects the particular Learning Need and shall in doing so take into account the broad characteristics identified in the table below.

Learning Category		Characteristics	Example Courses
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑C
LEARNING ADMINISTRATION OPERATIONS SERVICES

1.	Learning Administration Operations Services

1.1
The Supplier shall provide the LAO Services set out in this Appendix 3‑C globally for HSBC. The paragraphs below supersedes any requirements for LAO Services set out in any Local Services Agreement, subject to paragraph 1.3 of Schedule 25 (Local Services Agreement References).

1.2	The Supplier shall provide the LAO Services to support HSBC in meeting the overall objectives of the deployment of learning programmes and, as part of the LAO Services, the Supplier shall:

(a)
produce and maintain accurate globally consistent transaction process flows for all tasks undertaken by learning administration operations (LAO) with current process flow version made available to HSBC on an ongoing basis in such format and by such means as HSBC may reasonably require from time to time;

(b)	rationalise and centrally govern and manage the LAO Services carried out by Supplier Personnel; and

(c)	deploy resources operating to globally consistent job profiles.

1.3
Notwithstanding anything to the contrary in this Agreement, the Supplier shall provide the LAO Services irrespective of whether it is selected as Design Partner or Delivery Partner in respect of any given Course, including where trainers (which may be HSBC Personnel or those of its other Delivery Partners) are not Trainers provided by the Supplier. Accordingly where "trainer" is referred to in this Appendix, it shall refer to any such persons.

1.4
In addition to providing a number of training administrators based upon the volume of training required, the Supplier shall provide a Global LAO Manager who shall be a single person who shall fulfil the responsibilities set out in Annex 1 of Appendix 3‑D.

2.	Design, Development and Deployment support ‑ LAO Plus Services

2.1
In addition to the standard LAO services described in this Appendix 3-C, certain additional services (LAO Plus Services) are applicable to certain Programmes identified by HSBC (LAO Plus Programmes). The LAO Plus Services are described in this paragraph 2 and also specifically identified in the remaining paragraphs of this Appendix 3-C.

2.2	As part of the LAO Plus Services, the Supplier shall:

(a)
assist with the development of the Programme Manual, including by contributing to and writing the relevant sections of the Programme Manual, taking input from HSBC, Learning Vendors or the relevant Design Partner or Delivery Partner;

(b)	monitor and maintain action logs and meeting minutes for the relevant Programme and ensure that all actions are taken by the relevant parties in a timely fashion;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)
arrange any run through of relevant Classes or sections of such Classes prior to the finalisation of its design to enable HSBC to make decisions as to the content of such Class (sometimes known as a Pretotype Class);

(d)	organise the pilot and/or experimental Classes required by HSBC in order to trial a Course or elements of a Course, including:

(i)	by ensuring that learners and guest speakers as well as any other required attendees are engaged to attend;

(ii)	sending out manual communications, evaluations or other invitations to attendees of the Class; and

(iii)	ensuring that the Learning Content necessary for the pilot is prepared and available, including its collation and physical printing;

(e)
organise all meetings in respect of that Course, including for both Design and Delivery, including, as applicable, between subject matter experts, business stakeholders, Learning Vendors, the Supplier and the relevant Design Partner or the relevant Delivery Partner; and

(f)
organise all meetings or any pilot, Pretotype Class or pilot Classes which shall include inviting all relevant participants, managing communications and identifying and arranging the relevant Venue and all associated logistics in accordance with HSBC requirements.

3.	LAO Course transition and planning

3.1	New Course Mobilisation Intake Process
The Supplier shall ensure that in respect of New Courses at either the Regional or Global level, it shall ensure that the requirements for such Course are fully defined and documented (the Shell). The Shell shall include all information relevant to the set‑up and delivery of such New Course including logistics, scheduling, duration, Venue requirements, infrastructure requirements, resource requirements (including for any Trainers, Master Trainers and Moderators or their equivalent from another Delivery Partner) and the intended attendees.

3.2	Input to Schedule Planning

(a)	The Supplier shall provide:

(i)
the Demand Management Tool in order to support the production of the Detailed Delivery Plan which, in addition to the parameters captured in paragraph 3.2 of Appendix 3‑B, shall also address all the parameters captured in the Shell; and

(ii)	rights to access, manage and update the information in the Demand Management Tool for such HSBC Personnel as HSBC may from time to time require.

(b)	The Supplier shall provide scheduling input to assist HSBC with the demand planning of New Courses in order to create effective and efficient schedules.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	The Supplier shall:

(i)	add ad‑hoc Courses to the Regional Learning Delivery Schedule from time to time as agreed between the parties; and

(ii)	arrange to upload the Regional Learning Delivery Schedule to the LMS each time it is updated.

4.	Class Planning Logistics

4.1	LAO actions resulting from Take Up Review meetings
The Supplier shall take such follow up actions as are required by HSBC following a Take Up Review Meeting, including:

(a)	reorganising the delivery of Classes and/or Courses;

(b)	moving participants to another Class or Course; and/or

(c)	Cancelling Courses or Classes.

4.2	Venues

(a)
As part of demand planning, the Supplier shall ensure that it has booked the appropriate number of Venues to meet the identified training demand and relevant requirements for the Course and that particular Class. When booking or reserving Venues for Classes preference shall be given to HSBC Venues above third party Venues, in order to achieve the greatest possible cost effectiveness for HSBC.

(b)	The Supplier shall inspect potential Venues (whether they are HSBC internal or external Venues) for the delivery of Classes including their suitability, capabilities and location.

(c)	The Supplier shall ensure that the relevant Class logistics needs are met in each Venue, including for provision and configuration of equipment.

4.3	Trainer booking
The Supplier shall:

(a)	schedule the required number of trainers (including Trainers, Master Trainers and or HSBC and/or Delivery Partner personnel who deliver training) to meet the relevant requirements for the Course;

(b)	communicate with all trainers, concerning upcoming Class logistics; and

(c)	ensure trainer access to the relevant classrooms/Venues, where appropriate.

4.4	Learner Resource Management (LRM) class review and upload to LMS

(a)
The Supplier shall ensure that all Venues and trainer scheduling aligns and that it has undertaken all scheduling activities, all of which is consolidated in the LRM for upload into the LMS, as detailed below.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)
The Supplier shall ensure that the LRM in respect of each Course is accurate and that LRM files are provided to HSBC IT in two (2) drops each day for uploading into the HSBC Learning Management System.

4.5	LAO PLUS SERVICE: Identify and manage Classes with any special catering requirements
The Supplier shall in respect of each LAO Plus Programme:

(a)	identify Courses with special catering requirements including but not limited to private dining and drinks reception requirements;

(b)
complete all logistical arrangements for each Class with those special catering requirements, including all menu choices to be selected and collated for each participant depending on the Programme and the type of event being organised and any special dietary requirements and shall confirm the same to the HSBC Learning Representative;

(c)	conduct site visits to ensure suitability of Venues to meet catering/dining requirements; and

(d)	ensure that all catering or private dining events required are booked either with the internal HSBC facilities teams or external Venues and vendors, as may be required by HSBC.

4.6	Manage and Cancel Classes in the Class Schedule
The Supplier shall:

(a)	manage the logistics for the cancellation of a Class including cancelling trainers, Venues, materials and all attendees including learners;

(b)	ensure that in respect of the cancellation of Classes:

(i)	where such Course or Class is to be delivered by the Supplier or a Learning Vendor then for the purposes of the requisite notice periods set out in paragraph 5.1 of Appendix 5‑B;

(A)	a decision taken by HSBC in a TUR to Cancel a Class or Course shall be deemed notice by HSBC to Cancel such Class or Course; and

(B)	otherwise the date on which HSBC provides the instruction to Cancel the Class or Course shall be the date such notice is deemed to be given;

(c)
subject to receiving notice of Cancellation from HSBC in sufficient time to avoid additional costs, cancel any facilities, classrooms, materials and/or other items or services provided by Third Party Suppliers within the time frames set out in the relevant contracts between HSBC and the Third Party Supplier in order to avoid any additional cost to HSBC.

(d)	Subject to the foregoing, notify HSBC of any Cancellation charges due in accordance with this Agreement within thirty (30) Working Days of the applicable Cancellation.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.7	Manage and Amend Changes in the Class Schedule
The Supplier shall be responsible for the management of all changes, including creation or Cancellation requests, to the Classes, Courses or schedule required by HSBC. This shall include ensuring all required HSBC approvals are in place, critical updates are confirmed in the LMS and directly with the Venues, trainers, learners and other attendees if the changes are made at short notice.

4.8	Business led retrospective classes for LMS upload
The Supplier shall:

(a)	manage retrospective creation of Classes to HSBC instructions; and

(b)	ensure that the LMS is updated to capture that a learner has attended a Class, even if such learner was not registered in the LMS to attend such Class.

4.9	LAO Rejected Request Resolution
The Supplier shall correct any scheduling requests or work orders for Classes that have been rejected by HSBC and provide timely appropriate resolution in order to maintain Service quality and undertake a route cause investigation in order to prevent reoccurrence of the relevant issue.

4.10	External Course Booking
The Supplier shall:

(a)	undertake all actions required to support a learner's attendance on a course run by a Delivery Partner that is not set‑up in the LMS, including by recording attendance where required; and

(b)	provide all support to the relevant learner through booking and confirmation; and

(c)	support the settlement of any HSBC invoicing for learners attending a course not delivered by the Supplier or any Learning Vendor pursuant to this Agreement.

5.	Pre Class, Class Actions and Support

5.1	Identify Class print materials
The Supplier shall:

(a)
identify the relevant current print materials for a Course by reference to the Programme Manual or from the most current form of Learning Content versions in the Content Library (including any Learning Content produced by any third party) and ensure that they are available prior to placing a print order; and

(b)	ensure such materials are printed in line with the Course required schedule.

5.2	Confirm Class print requirements to HSBC preferred printer
The Supplier shall issue print requirements to HSBC preferred printers in order to ensure timely delivery of the materials for use in the relevant Class.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3	Dispatch pre‑course materials to learners
Where applicable, the Supplier shall:

(a)	arrange the dispatch of physical pre‑course materials to learners; and

(b)	arrange dispatch of physical course materials or props to the Venue or trainer.

5.4	Invigilation
Subject to paragraph 1.3 of this Schedule 25 (Local Services Agreement References), where the Service Order delivery of a Course requires an invigilation (which may be subject to an additional Charge to HSBC pursuant to paragraph 1.3 of Schedule 25 (Local Services Agreement References)), the Supplier shall:

(a)	provide effective and timely organisation and invigilation services for examinations and placement tests according to the requirements of Course curricula;

(b)	arrange for qualified invigilators to be in examination rooms to ensure the fairness of examinations and placement tests; and

(c)	ensure that appropriate processes are in place to ensure that any irregularities are recorded and reported to relevant stakeholders with HSBC.

5.5	LAO PLUS SERVICE: Collate and produce additional pre Class materials
In respect of LAO Plus Programmes, the Supplier shall identify Classes which require pre‑Class support including learner reports, surveys, learner biography's for sharing and trainer review, as required by HSBC and arrange for the same to be provided.

5.6	LAO PLUS SERVICE: Identify and manage any Class with special roster requirements
In respect of LAO Plus Programmes, the Supplier shall identify Classes with special roster requirements (i.e. executive classes), register learners in the LMS and confirm details to trainer and to HSBC learner.

5.7	LAO PLUS SERVICE: Learner Class Nominations
For Classes with special roster requirements, the Supplier shall collate the appropriate nominations for learners from HSBC where they have not registered for a Class, confirm their availability, communicate with such learners (or their support staff e.g. PA) and confirm their attendance at the Class and inform the relevant trainer or project manager.

5.8	LAO PLUS SERVICE: LAO initiation, receive and processing of L1 classroom evaluations
In respect of LAO Plus Programmes, the Supplier shall manage and support Class evaluations where this is not run through the LMS.

6.	Class On Site Support

INTERNAL

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6.1	LAO PLUS SERVICE: Provide support for trainers, Guest Speakers, Panellists and any other attendees participating in delivery
In respect of LAO Plus Programmes, the Supplier shall:

(a)
identify and where such participants are required, confirm attendance of the guest speakers, panellists or other attendees participating in delivery of the relevant Class, often these will be HSBC speakers; and

(b)
coordinate diaries with such persons or their support staff (e.g. PA) and where required identify and ensure attendance of replacement speakers on an expedited basis to accommodate any unforeseen cancellations.

6.2	LAO PLUS SERVICE: Provide on‑site logistical support
In respect of LAO Plus Programmes, the Supplier shall provide on‑site logistical support before, during and after the actual Class, as required by HSBC. The Supplier may often be required to work additional hours to provide the right level of onsite support and can involve overnight stays, all of which are included in the relevant LAO Charges, save for approved travel expenses.

7.	Learner Query Support

7.1	Support and respond to learner queries created via HR Direct / HR Connect
The Supplier will respond to all HSBC learner queries received by HSBC via HR Direct / HR Connect and that are then directed to it by HSBC, in accordance with the relevant guidance from HSBC and Operational Measures, or such other system as HSBC may have in place from time to time, in accordance with the relevant guidance from HSBC.

8.	Programme Manual

8.1	Ensure distribution of Programme Manual
The Supplier shall ensure that all Delivery Partners are aware of the relevant sections of the Programme Manual that govern all Course activities and restrictions and notify HSBC if any deviations are requested or occur.

9.	Post Class Actions & Support

9.1	Learner signed hard copy roster return and storage and Class close out
The Supplier shall:

(a)	identify Classes that require a learner signed hardcopy roster to be returned by the trainer either for legal or regulatory purposes or as defined by a Country or Course owner; and

(b)	arrange for the completion of such hardcopy roster and ensure it is returned by the trainer and stored by the Supplier and a copy sent to HSBC's LAO offshore team.

9.2	LAO PLUS SERVICE: LAO consolidation and reporting of Level 1 evaluations

(a)	The Supplier shall administer such Level 1 evaluations, whether inside or outside of the LMS, as may be required by HSBC from time to time.

INTERNAL

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(b)	The Supplier shall collate all evaluation results and prepare for presentation to interested parties (such as trainers, facilitators, HSBC stakeholders or such other persons as HSBC may identify).

9.3	Management of the return of trainer delivery materials or props used during the delivery of a Class
The Supplier shall plan, implement and track the return of trainer materials or props used during the delivery of a Class.

10.	Invoice Review & Approval

10.1	HSBC Venue invoice validation
For Classes at Non‑HSBC Venues, validate the invoice against the original booking details prior to forwarding the invoice to HSBC for processing.

11.	Operational Governance

11.1	LAO Global Incident Log
The Supplier shall record, track and address all Service issues, Incidents, feedback and observations regarding the Supplier's LAO Services and engage with HSBC to address them to HSBC's satisfaction.

11.2	LAO Global and Regional governance scheduling work in progress reports
The Supplier shall review Classes in draft status prior to scheduling to ensure they are progressed or removed from scheduling in a proactive fashion.

11.3	LAO Global and regional governance LRM class synchronisation to LMS check
The Supplier shall check the daily files are being triggered from LRM to be loaded to the HSBC LMS.

11.4	LAO global and regional governance LRM trainer holding name
The Supplier shall ensure that all Classes scheduled contain a Certified / live trainer that has complete instructor only access to the LMS;

11.5	LAO global and regional governance LRM class cancellation tracking
The Supplier shall monitor and report to HSBC (at such frequency as HSBC may require), data on Class cancellations, including the number, reasons, notice periods and other such information as HSBC may require.

11.6	LAO Global and Regional Governance Activity Reporting Print
The Supplier shall monitor and report upon all print ordering in order to assist with planning for future print orders as required in paragraph 5.1 and 5.2 above.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.7	LAO global and regional governance LRM Data quality blank field tracking
The Supplier shall review reports from the LRM in order to monitor for gaps in Class scheduling non‑mandatory field data and shall take such action as is required to resolve such gaps so as to ensure that data quality is maintained and future activities are not compromised.

11.8	LAO global and regional governance LRM class Service Order approval tracking
The Supplier shall review reports from the LRM in order to check for gaps in the approval details being included in respect of all Service Orders and shall take such action as is required to resolve any gaps identified.

11.9	LAO global and regional governance reporting hardcopy return roster for required Classes
The Supplier shall review reports from the LMS in order to check for gaps in the hard copy rosters to be returned by trainers that are used to record learner attendance and shall take such action as is required to resolve any gaps identified.

11.10	LRM View creation governance
The Supplier shall ensure that there is no duplication of LAO reports built and used by the Supplier globally and that reports are consistent in measures used and data referenced across Regions.

11.11	LAC Database updates to LRM
The Supplier shall undertake a daily check to ensure data files that are sent from HSBC as part of a core data file in order to ensure that the LRM fields match those in the LMS.

11.12	HSBC LMS Master Data Lists updates to LRM

(a)
The Supplier shall undertake a daily check of the master data lists from the HSBC LMS in the LRM application to ensure that they match in order to support uninterrupted scheduling activities are completed by the Supplier scheduling teams. Output from LRM should list current and accurate data that aligns with the HSBC LMS.

(b)
The Supplier shall develop and maintain process documentation to be used in the provision of the LAO Services, including detailed work instructions, checklists and forms. Any such process documentation shall be subject to HSBC's approval (which shall not be unreasonably withheld). HSBC shall be provided with all current process flows (Levels 1‑3) on a Quarterly basis for retention on their systems.

11.13	Governance

(a)	Without prejudice to the foregoing, any issues and Incidents connected to the LAO Services shall be notified and escalated to the appropriate Governance forum set out in Schedule 9 (Governance).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑D
ACCOUNT MANAGEMENT

1.	Account Management

1.1
The Supplier shall be responsible for the effective management of the business relationship between the Supplier and HSBC, in respect of which the Supplier shall, as a minimum, fulfil the account management responsibilities set out in this paragraph 1.1. The Account Management Services shall include the provision of the roles identified in Annex 1 to this Appendix 3‑D (the Account Management Personnel)

1.2	The Supplier shall:

(a)	provide to HSBC a report on a monthly basis, detailing any Incidents relating to Account Management Personnel performance and any applicable remediation plans; and

(b)
implement the relevant remediation plan and if HSBC is satisfied that the remedial action has been completed and they are satisfied with the outcome, then no further action shall be required in respect of such Incident.

1.3
The Supplier shall ensure that all Supplier Personnel engaged in the provision of the Services, shall be appropriately qualified, have sufficient experience for the role that they are performing and put in place a remediation plan in respect of any Incident in connection with such Supplier Personnel. If the remediation plan does not address the Incident or cause of the relevant Incident then the Supplier shall remove such Supplier Personnel from the provision of the Services and immediately replace them with a suitably qualified alternative, to be approved in writing by HSBC.

1.4	As part of the Account Management function, the Supplier shall ensure compliance with the terms of this Agreement and shall notify HSBC of any instances of non-compliance with such terms.

2.	Content Library
Once Learning Content has been completed and Accepted by HSBC pursuant to paragraph 2.3 of Appendix 3‑A or in respect of any other Learning Content provided to the Supplier by HSBC from another Design Partner, the Supplier shall upload such Learning Content onto the Content Library and also make such Learning Content available to HSBC by such means as HSBC may reasonably require from time to time to enable HSBC to upload such Learning Content onto its own content repository.

3.	Assessments
The Supplier shall test and upload up to eighty (80) Assessments each Year in the English language, which are included within the Charges set out in paragraph 1 of Appendix 5‑D (Account Management Charges). Further Assessments shall be provided by the Supplier subject to the parties agreeing a Service Order and shall be charged at the rates set out in paragraph 1.1 of Appendix 5‑A.

4.	Resource Management

INTERNAL

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4.1	Rolling Demand Plan
Where required by HSBC, the Supplier shall provide one or more of the following types of assistance to enable the production of the HSBC annual delivery plan, which consolidates, at a high‑level, Learning Needs globally to enable forecasting (the Rolling Demand Plan), which is updated monthly:

(a)	produce the Rolling Demand Plan using the Demand Management Tool, with input from HSBC;

(b)	provide inputs (at no extra charge) to HSBC to enable HSBC to produce the Rolling Demand Plan; and/or provide HSBC with access to the Supplier's Demand Management Tool.

4.2	Resource Matrix
The Supplier shall produce and maintain, by updating on at least a Quarterly basis, a Resource Matrix, where the Resources Matrix shall include:

(a)	a list of all:

(i)	Trainers, Master Trainers and Moderators resources engaged in the provision of Services to HSBC; and

(ii)
Other resources engaged in the provision of Services to HSBC, including Professional Services resources, account management, design, delivery and deployment activity engaged in the provision of Services to HSBC;

((a) and (b) together being Resources)

(b)	Certifications and qualifications for all Trainers, Master Trainers and Moderators;

(c)	the applicable rate for those Resources, where such Resources do not fall within the fixed Charges;

(d)	identification of what Services those Resources are engaged in (including Courses, Classes and Programmes and the particular Services/Projects they are engaged on) for HSBC;

(e)	whether those Resources are Sub‑Contractors or Supplier employees;

(f)	whether any Resources have moved role since the last Resource Matrix was provided to HSBC and if so, highlighting such Resources; and

(g)	highlighting any Resources which are new to the delivery of the Services.

INTERNAL

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4.3	Recruitment
The Supplier shall:

(a)	In respect of Trainers:

(i)
ensure that all Trainers satisfy an appropriate standard if they are selected for delivery (including ensuring that Trainers are appropriately accredited or Certified, as further detailed in paragraph 2.1 to Appendix 3‑B);

(ii)
generate a resource plan to identify the instructor resources required in each Region (Resource Plan). The Supplier shall update the Resource Plan on a Quarterly basis using information contained in the Rolling Demand Plan, ensuring that any new initiatives planned by HSBC that are likely to result in a new training requirement are adequately provided for; and

(iii)	recruit and maintain a pool of qualified Trainers required to meet the requirements set out in the Resource Plan in respect of each Region and/or Country (as required by HSBC).

(b)	In respect of all Resources:

(i)	prior to finalising any Resources Matrix, discuss and agree it with the appropriate HSBC learning Regional lead, which shall include a review of its alignment to the Resource Plan;

(ii)
ensure that any new Resources engaged in the provision of the Services or that move from one role to another, are approved by HSBC at the Regional bi‑monthly governance meeting as being suitable for that role;

(iii)	ensure that all Resources engaged in the provision of the Services are appropriate to the work being undertaken and the rates at which they are charged;

(iv)
ensure that in the event that attrition of Resources engaged in the provision of the Services is, in the reasonable opinion of HSBC, unsatisfactory, then it shall produce a remediation plan, which it shall share with HSBC and comply with, in order to stabilise the Resources engaged in the Services; and

(v)
when onboarding any Resources, ensure such Resources shall undergo an orientation course in order to familiarise themselves with the provision of Services to HSBC as distinct from those of other customers which for clarity shall not be separately chargeable to HSBC (including in respect of any time spent by such Resources attending such training).

4.4	Maintaining Competence

(a)	The Supplier shall be responsible for maintaining delivery capabilities and expertise through the following methodology, focusing on best practices and areas for development:

(i)	SME collaboration through virtual and face‑to‑face networking;

INTERNAL

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(ii)	Trainer collaboration and networking with other Supplier Trainers supporting the HSBC account who teach the same Programme;

(iii)	communication with HSBC to keep abreast of current processes;

(iv)	work in a supervised status when applicable to maintain current skill level;

(v)	ensure that all Trainers are informed of any changes to Learning Content and, where required by HSBC, disseminate updated Learning Content on an expedited basis;

(vi)
participate, review and instruct monthly releases from HSBC to maintain up to date information on recent changes to systems and processes. This may be in the form of web based training (WBT) lessons or ILT sessions;

(vii)
HSBC shall be entitled to attend any training sessions delivered to Trainers for the purposes of maintaining competence subject to Venue limitations, in order to provide updates and/or insights into HSBC's business; and

(viii)	conduct periodic coordination and review sessions with all Trainers for a particular Programme to share best practices and further enhance consistency.

(b)	In addition to the obligations set out at paragraph 4.4 above, the Supplier shall perform the following activities in respect of the monitoring and remediation of the performance of trainers:

(i)	Ninety (90) day observation:

(A)
the Supplier's Delivery Managers, Regional Faculty Managers or Master Trainers in the relevant Region shall carry out observation of all Trainers ninety (90) days after Certification of the applicable Trainer;

(B)	the observation shall be a full review of all preparation, facilitation and post‑Course wrap up, including a review of the Trainer's facilitation skills and technical skills, if applicable;

(C)
a summary report shall be provided monthly. In the event that an assessment is assessed as being a 'failure to meet expectations', details of those observations shall be provided to HSBC within five (5) Working Days of the observation having taken place;

(ii)	Six (6) Monthly Follow‑up observation:

(A)
The Supplier's Delivery Managers, Regional Faculty Managers or Master Trainers in the relevant Region shall carry out observation of Courses or trainers on a rolling six‑month basis, such that all Trainers/Courses are observed twice (2) per Year, covering:

(1)
Observation 1: Formal observation. A full observation of all preparation, facilitation and post‑Course wrap up, including a review of the Trainer's facilitation skills and technical skills (if it is a technical course); and

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(2)	Observation 2: Informal Observation, covering a minimum of three (3) hours with a focus on facilitation;

(B)
a summary report shall be provided monthly. In the event that an Assessment is assessed as being a 'failure to meet expectations', the observation form detailing those observations shall be provided to HSBC within five (5) Working Days of the observation having taken place;

(iii)	Reactive and Remediation:

(A)	the Supplier shall provide to HSBC a report on a monthly basis, detailing any issues relating to Trainer performance and any applicable remediation plans;

(B)	where there is an Incident in respect of a Trainer not provided pursuant to this Agreement, then it shall inform HSBC of the Incident and provide relevant details of the Incident;

(C)
where there is an Incident in respect of a Trainer, a full observation (as described in 4.4(b)(ii)(A)(1) above) shall be undertaken by a Master Trainer if required by HSBC and if a remediation plan is required by HSBC thereafter, such remediation plan shall be provided by the Supplier to the HSBC delivery unit within five (5) Working Days of the Incident having occurred;

(D)
the Supplier shall implement the relevant remediation plan and HSBC is satisfied that the remedial action has been completed and they are satisfied with the outcome, then no further action shall be required in respect of such Incident; and

(E)
the Supplier's Delivery Managers, Regional Faculty Managers or Master Trainers in the relevant Region shall meet with HSBC on not less than a Quarterly basis to discuss observations and L1 evaluation scores.

(c)
HSBC Observations: HSBC will complete adhoc observations (in such format as may be agreed with the Supplier) as required to ensure quality of Trainers. The HSBC Learning Representative will complete the observation and will be provided with an observation guide which will detail the relevant requirements of the Course.

(d)
Trainer Removal: HSBC has the right to remove a Trainer from the provision of the Services if it is not satisfied with the facilitation or technical capability of the Trainer, whether as a result of observations pursuant to this paragraph, Incidents, or failure to comply with the remedial plan to remedy a Trainer‑related Incident or otherwise. In such circumstances, the Supplier shall immediately replace such person with a suitably qualified alternative.

(e)
Travel and Expenses for Observations: Despite the fact that the Supplier may not charge for time carrying out or participating in the observations described above, the Supplier shall be entitled to travel expenses for Supplier Personnel undertaking any

INTERNAL

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observations described above, save those set out in paragraph (b)(iii) above, provided that (i) all such expenses are incurred in line with the HSBC / GP Travel Policy; and (ii) the Supplier has used Best Endeavours to use Supplier Personnel based in the same Country or, failing that, the same Region, as where the observation is being undertaken.

5.	Service Quality

5.1	Incident Management and Quality Assurance
The Supplier shall:

(a)	develop, and provide to HSBC for review and approval, appropriate learning Services quality assurance procedures and policies for the monitoring of the delivery of the Services to HSBC;

(b)
develop and, following approval by HSBC, implement quality assurance monitoring through the use of customer satisfaction surveys to be delivered every six (6) months to HSBC key stakeholders by the Supplier, which shall include feedback from all global and regional heads of learning on the quality of the Services by the Supplier. This is different to the NPS forming part of the Super KPI assessment;

(c)	make available to HSBC the raw data and summary data of the results (respondents) of the customer satisfaction surveys and provide dashboards and trends tracking in such forms required by HSBC;

(d)	implement and maintain:

(i)	continuous improvement and training programme for Supplier Personnel; and

(ii)	a strong remediation program for Supplier Personnel needing to increase performance;

(e)
develop for and review with HSBC an improvement plan for all areas of the customer satisfaction surveys where the ratings/scores received by the Supplier are below the agreed minimum and target scores/ratings;

(f)	implement all HSBC customer satisfaction surveys improvement plans in a timely fashion and to a timescale to be agreed with HSBC as part of the overall improvement plan;

(g)
track all changes with respect to the raw/originally gathered customer satisfaction data in an auditable way to allow HSBC to view the details of such changes (i.e. the change itself and who made the change and when);

(h)
be responsible for the assessment of delivery performance in respect of all Trainers to HSBC learner, academies and solution centres and review overall Course evaluations and Class level evaluations and where the average satisfaction rating result from learner responses is formally less than the targets specified in Operational Measure OM-AM-004 of Schedule 4 (Operational Measures and Super KPI), take corrective action as necessary to improve Trainer performance; and

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)	where there is an Incident in respect of a Trainer implement Trainer remediation plans and provide updates to HSBC on the progress of remediation as part of the aforementioned monthly report.

(j)	The Supplier shall not be entitled to additional Charges for the performance of its obligations pursuant to this paragraph 5.

5.2	Personnel leading learning delivery process

(a)	The Supplier shall provide appropriate Supplier Personnel in each Region to lead the regional learning delivery process and undertake the following tasks:

(i)	collaborate with HSBC learning regional leads to provide and maintain a rolling monthly Learning Delivery Schedule that is specific to that Region (the Regional Learning Delivery Schedule); and

(ii)
suggest alternative Course dates to HSBC learning regional leads when instructors are unavailable such alternative dates to be approved by HSBC, provided reasons for unavailability has been accepted by relevant HSBC personnel.

(b)
The Supplier shall provide HSBC with such information and assistance as HSBC may reasonably require to carry out a review of “Classes in focus” on a weekly basis. Classes in focus are Classes that are due to be delivered within the following four (4) weeks. Accordingly, the information that HSBC may require the Supplier to provide may include:

(i)	latest Learning Delivery Schedule and the previous Learning Delivery Schedule;

(ii)	the list of Classes; and

(iii)	Class Enrolment and Class capacities.

(c)	The Supplier shall, as a result of the above review, work with HSBC to categorize each Class as “Approved to Run”, “Cancelled”, or “At Risk”.

(d)	Other changes need to have prior approval from an Academy head. For Classes that are “Approved to Run”, the Supplier shall manage the delivery accordingly.

(e)	For Classes that are “At Risk”, the Supplier and the relevant HSBC learning regional lead will jointly identify and take appropriate actions.

(f)	Classes classified as “At Risk” will be converted to “Approved to Run” or “Cancelled” at least fourteen (14) Working Days prior to the proposed Class start date.

(g)	The Supplier shall be responsible for maintaining learning delivery management quality and its continuous improvement.

5.3	Delivery Runway
Where the Supplier has been selected as the Delivery Partner for a Learning Need, if required by HSBC, the Supplier shall provide such assistance and information to HSBC as HSBC

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

reasonably requires to enable HSBC to produce the Delivery Runway for those Learning Needs using the Rolling Demand Plan.

5.4	Reporting and Governance

(a)	The Supplier shall monitor Class Enrolment in respect of each Course in order to report to HSBC the HSBC learners enrolled onto such Courses.

(b)	The Supplier shall ensure that the delivery programme has sufficient availability and scheduling to support delivery to all relevant HSBC learners.

(c)
The Supplier shall attend meetings held in respect of each Region to review the upcoming Courses and registration of the learners for such Courses ("Take Up Review meeting" or "TUR meeting"). The Supplier shall ensure that all relevant information needed for the TUR meeting is available at such meetings, including the uptake of each Course and Class by participants.

(d)	TUR meetings for each Region shall occur on a monthly basis unless otherwise required by HSBC.

(e)
The Supplier shall provide HSBC with detailed reports, including those identified in Schedule 9 (Governance), relating to the performance of the Services in order to enable HSBC and the Supplier to follow the governance process described in Schedule 9 (Governance) and in Schedule 3 (Services) and to enable HSBC to monitor the Supplier's performance against the Operational Measures and any other key metrics agreed. The reports to be provided by the Supplier shall include the provision of management information reports and analysis in order to allow HSBC to ensure that it complies with any internal business requirements or the requirements of any Regulator. The Supplier shall provide any such additional reports as HSBC may request (acting reasonably) within the time period set out in the request. Reporting, as at the Restatement Date, provided by Group HR Analytics and the HSBC off‑shore LAO team shall continue to be the responsibility of those organizations.

(f)
Progress against all Service Orders shall be reported to HSBC by the Supplier and sent to the HSBC Global Head of Delivery, Global Head of Design and Global Third Party Engagement Manager in the form of a Learning Dashboard Report. The Learning Dashboard Report shall be categorised by Academy and shall include the following information in relation to each Service Order by line of business, Region and Country:

(i)	summary of applicable Services, including Service Line status summary detailing overall amount of Classes delivered, costs incurred and demand, forecast; ;

(ii)	comparison of indicative costs versus actual costs;

(iii)	stage of projects and RAG (red, amber, green) status (where applicable);

(iv)	graphical representation of Service Order pipeline;

(v)	average start of deployment and any delays;

(vi)	average / minimum / maximum indicative cost;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vii)	average / minimum / maximum cost;

(viii)	average / minimum / maximum actual cost;

(ix)	average variance between indicative cost vs actual cost; and

(x)	aggregated reporting of satisfaction of all Projects, Delivery Services and Design Services as assessed by the agreed feedback mechanism.

(g)	On a monthly basis, the Supplier shall conduct global monthly operational reviews to assess the following for each region:

(i)	the volume of learning activity undertaken versus the Learning Strategic Plan;

(ii)	performance against Operational Measures;

(iii)	analysis of Incidents where activities were outside of Operational Measures and any escalations;

(iv)	key risks and risk mitigation plan,
(each a Global Monthly Operational Review) and the Supplier shall provide a summary of each Global Monthly Operational Review report completed in the preceding Quarter to HSBC at least five (5) Working Days in advance of each Global Monthly Operational Review(Global Operational Summary).

6.	POLICY AND COMPLIANCE
The Supplier shall, in the month immediately preceding the anniversary of the Restatement Date, confirm to HSBC in writing that all Supplier Personnel have complied with HSBC Policies.

7.	MARKET INSIGHT

7.1
The Supplier shall provide a report on an annual basis to HSBC that contains information regarding Best Industry Standards, research and benchmarking based on the Supplier’s own research and resources. The report shall include the following:

(a)	current learning market practices and their impact and their differences for HSBC's practice; and

(b)
trends and information related to learning in the financial services industry generally and to learning administration and operations, content design/development, learning delivery, learning technology and outsourcing in particular.

7.2	Notwithstanding the above, the Supplier shall provide periodic updates on developments on the areas covered by paragraph 7.1 above as they happen.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1 TO APPENDIX 3‑D
ACCOUNT MANAGEMENT ROLES

The table below sets out the roles and responsibilities of the Supplier Personnel providing the Account Management Services. The Supplier shall procure that the Supplier Personnel performing these roles undertake all of the roles and responsibilities set out in the table below.

Role	Role description	Responsibilities	Location
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑E
VENDOR MANAGEMENT SERVICES

Vendor Management Services means the services and activities set out in this Appendix 3‑E.

1.	INTRODUCTION AND OVERVIEW
This Appendix 3‑E sets out the Vendor Management Services that shall be provided by the Supplier to HSBC in accordance with the terms of this Agreement. Vendor Management Services apply to any existing Learning Vendors as at the Restatement Date and additional Learning Vendors agreed by the parties in accordance with the terms of this Agreement, from time to time thereafter.
This Appendix 3‑E supplements any requirements for Vendor Management Services (or Services similar to the Vendor Management Services) set out in any Local Services Agreement as of the effective date of this Agreement, which shall be considered within the scope of Vendor Management Services described in this Appendix 3‑E and the associated Vendor Management Charges.

1.1	Overarching Responsibility

(a)
The Supplier is responsible for all aspects of managing any Learning Vendor and entering into or managing any Learning Vendor Contract in connection with this Agreement, which includes, but is not limited, to ensuring such Learning Vendors comply with the terms of this Agreement and which includes the activities set out in this Appendix 3‑E.

(b)
Notwithstanding anything to the contrary in this Agreement, the Supplier shall not be entitled to any additional Charges (save in the circumstances set out in paragraph 1 of Appendix 5‑E) in respect of any Vendor Management Services whether or not expressly described herein.

1.2	Obligations
Without prejudice to the generality of paragraph 1.1 above, the Supplier shall provide Vendor Management Services both globally and Regionally to support HSBC in meeting the overall objectives of the learning Courses, Classes and Programmes and the Services as a whole. The Supplier shall:

(a)
where applicable, engage with HSBC and the Supplier Account Management team(s) to gather vendor sourcing requirements to support the delivery of Services under this Agreement, including in respect of the management of resources to meet applicable demand;

(b)	where HSBC requests Services from a certain vendor, use Reasonable Endeavours to contract with such vendor to meet HSBC demand in order to ensure they become a Learning Vendor;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	enter into Learning Vendor Contracts with Learning Vendors that are compliant with the terms of this Agreement, unless mutually agreed by HSBC and the Supplier in writing;

(d)	establish rate schedules and maintain contract records for Learning Vendors detailing the information required in paragraph 1.3(f) below;

(e)	Report to HSBC immediately any non‑compliance of a Learning Vendor with the terms of this Agreement;

(f)	manage the RFP/RFI process (if one is required) for potential vendors as required to support 1.2(a); and

(g)	through an approved Service Order, directly engage Learning Vendor(s) under Learning Vendor Contract to perform the applicable Services.

1.3	Scope of Vendor Management Services
Subject to paragraph 1.1 above, the Supplier shall provide Vendor Management Services globally and Regionally for HSBC. This scope shall include:

(a)
Sourcing, New Learning Vendor request, and On‑boarding ‑ the Supplier shall on‑board new Learning Vendors that HSBC may, subject to its prior approval, wish to use in the future. Any new Learning Vendor on‑boarding is subject to due diligence to meet HSBC requirements from time to time including but not limited to background checks, vetting requirements, on the Learning Vendor, financial solvency, conflict of interests, insurance cover, and sanctions. The Supplier will provide all procurement activities connected to on-boarding the new Learning Vendors in respect of the relevant sub‑contracted Services.

(b)
Engagement management ‑ the Supplier will agree a Learning Vendor or call‑off to a Learning Vendor Contract following a fully approved Service Order to which the Services being Sub‑Contracted relate. The Supplier shall validate that all Learning Vendor invoices are correct and accurate, and ensure payment is made within the agreed payment terms set out in the Learning Vendor Contract.

(c)
Performance management ‑ In addition to all other reports agreed to be provided pursuant to this Agreement, the Supplier shall conduct a Quarterly performance review alternating each Quarter between: (i) the top twenty‑five (25) (i.e. 1‑25); and (ii) the next highest twenty‑five (25) (i.e. 26‑50), in each case of the highest spend Learning Vendors and in addition those Learning Vendors that are deemed critical to the Services by HSBC. The performance review shall include a contractual review/update, review of available performance metrics, and a review of the engagement process to address and/or improve operational efficiencies and the outcome of such performance review shall be shared with HSBC within thirty (30) days of the end of each Quarter.

(d)
Off‑boarding ‑ Any Learning Vendor that has not performed Services on the HSBC account for a consecutive period of 24 months, shall be subject to (with HSBC approval) off‑boarding (i.e. shall be removed from the list of approved Sub‑Contractors so as to no longer be a Learning Vendor).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)
Without prejudice to any of HSBC's other rights or remedies any Learning Vendor that does not deliver the expected level of quality, or that is not aligned with the current HSBC business requirements, will be subject to a review conducted by a Supplier Vendor Manager and the Third Party Engagement Manager. The outcome of this review should be one of the following:

(i)	Learning Vendor is allowed to conclude any current Services, and kept as an active Learning Vendor for other types of work more suitable for such Learning Vendor;

(ii)	Upon HSBC approval, the Learning Vendor shall conclude any current Services, and will be off‑boarded once all outstanding invoices and other obligations are settled; or

(iii)
If severe in HSBC's opinion, any current Services are to be assigned to another Learning Vendor, and the Learning Vendor will be off‑boarded once all outstanding invoices and other obligations are settled.

(f)
Reporting ‑ Monthly Learning Vendor Report shall be provided (in the mutually agreed electronic format) to HSBC on a monthly basis by the tenth (10th) Working Day of each month. Such Report shall include (i) Listing of all currently on‑boarded Learning Vendors that can be engaged by HSBC through Supplier, and (ii) Listing of all off‑boarded Learning Vendors during the term of this Agreement; (iii) Services in which Learning Vendors are engaged; (iv) their L1 evaluation score and details of any Incidents in respect of such Learning Vendors; (v) known risks and issues in respect of such Learning Vendors including in respect of compliance with the terms of this Agreement; and (vi) Charges aligned to that Learning Vendor by Category, business line, Region and by Country.

(g)
Cost Saving and Quality Improvement Opportunities ‑ Undertake a cost (where the Learning Vendor is the subject of a Pass Through Charge in accordance with the terms of this Agreement) and quality analysis, which should be used to identify Learning Vendors where either the cost is higher than the norm and/or where the quality is lower than the average. The Supplier shall challenge any excessive cost and Learning Vendors with a high delivery rate should be requested to provide a breakdown of their charges, where they are the subject of Pass Through Charges.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 3‑F
PROFESSIONAL SERVICES

1.	PROFESSIONAL SERVICES PERSONNEL
HSBC may from time to time procure the provision of additional professional services, which shall be agreed via a Service Order, by reference to the role descriptions set out below. The Supplier shall procure that the Supplier Personnel performing these roles undertake all of the roles and responsibilities set out in the table below in addition to any relevant specific Services they are engaged to perform pursuant to any Service Order.

Role	Role description	Responsibilities to include
• Project Management
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
• Deployment Management
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
• Consultancy
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 4

OPERATIONAL MEASURES AND SUPER KPI

Part 1: GENERAL

1.	INTRODUCTION

1.1	The definitions used in this Schedule 4 (Operational Measures and Super KPI) are as set out in clause 1 of this Agreement.

1.2	The Operational Measures and the Super KPI are designed to ensure that the Services are of a consistently high quality and meet the requirements of HSBC.

2.	GENERAL

2.1	The Supplier shall, at all times, provide each Service for which an Operational Measure has been agreed to achieve or exceed the applicable Operational Measure.

2.2
In the event that existing Services are varied and/or new Services are added to this Agreement, or where HSBC wishes to impose an Operational Measure on a Service not previously subject to an Operational Measure or introduce or vary any part of the Super KPI, the parties will agree the Operational Measures and/or amendments to the Super KPI which will apply to the Services in question in accordance with clause 5.7 (Continuous Improvement) and the procedures set out in this Schedule 4 (Operational Measures and Super KPI).

3.	CHANGES

3.1
Subject to paragraph 3.2 below, any changes to this Schedule 4 (Operational Measures and Super KPI) shall be made by way of variation pursuant to clause 31 (Variation) of this Agreement. The Supplier shall not unreasonably delay or withhold its consent to any change.

3.2	Any Changes to the Operational Measures or Super KPI shall be made in accordance with the Change Procedure.

3.3	Unless otherwise agreed, measurement and reporting against amended Operational Measures or Super KPI shall commence with effect from the date on which such Change takes effect.

Part 2: OPERATIONAL MEASURES

1.	OPERATIONAL MEASURES

1.1	The objectives of the Operational Measures are to ensure that the Services are of a consistently high quality, delivered on time and in order to meet the requirements of HSBC.

1.2
The Supplier is to provide the Services so as to meet the Operational Measures. The Operational Measures for the Services are set out in Appendices 4A to 4-F to this Schedule 4 (Operational Measures and Super KPI) and as may subsequently be added to in accordance with the provisions of this Agreement.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3	Without prejudice to HSBC's other rights and remedies of any nature, in the event the Supplier does not at least meets the Operational Measures:

1.3.1	HSBC may require the Supplier to re-perform the Services in accordance with an Operational Measure; and/or

1.3.2	HSBC may request the re-performance by the Supplier, at the Supplier's cost, of the Services in relation to which there was a breach; and/or

1.3.3	HSBC may withhold payment of the Charges relating to the breach until (if capable of remedy) such breach has been remedied; and/or

1.3.4	HSBC may arrange, in accordance with clause 5.8(b) (Suspension of Services and Step-In Rights), for performance of the Services in default itself or by a third party.

1.4
If the Operational Measures are not achieved or if the Supplier otherwise fails to perform its obligations under this Agreement so that the Operational Measures may be adversely impacted, the Supplier shall notify HSBC as soon as reasonably practicable of the failure and advise HSBC of the steps that it proposes to take to address the failure consistent with the Supplier's obligation to remedy the failure as a priority at no additional charge to HSBC. In respect of Service Failures, the Supplier shall also:

1.4.1
where requested by HSBC, investigate, assemble and preserve pertinent information with respect to the cause(s) of the Problem, including performing a root cause analysis of the Problem and provide details of such causes to HSBC;

1.4.2	correct the Service Failure and resume provision of the Services in accordance with the relevant Operational Measure and/or other provisions(s) of this Agreement, as applicable;

1.4.3	advise HSBC to the extent reasonably requested by HSBC of the status of remedial efforts being undertaken with respect to such Problem and or Service Failure;

1.4.4	minimise the impact of and correct the Problem and/or Service Failure and thereafter recommence performance in accordance with the Operational Measures as soon as possible; and

1.4.5	take appropriate preventative measures so that the underlying Problem or cause of the relevant Incident does not reoccur.

1.5
The Supplier acknowledges that its failure to meet an Operational Measure may have a material adverse impact on the business and operations of HSBC and will be remedied in accordance with paragraph 1.4.

1.6
The Supplier shall use such measuring and monitoring tools and procedures as are necessary to measure and report the Supplier's performance of the Services (together with such tools and procedures as may be supplied by HSBC or described or referred to in this Agreement), and in particular as required by paragraph 3 below.

1.7
The Supplier shall provide records of, and reports summarising, the performance of the Services achieved by the Supplier against the Operational Measures as required by this Schedule 4 (Operational Measures and Super KPI) and Schedule 9 (Governance).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.8
The Supplier shall provide HSBC with the details as to the levels of performance relevant to the Operational Measures in writing on a monthly basis or as otherwise agreed in writing, together with all supporting information reasonably required by HSBC.

2.	[NOT USED]

3.	MEASUREMENT AND REPORTING

3.1
The Supplier shall be responsible for monitoring its performance against all of the agreed Operational Measures and shall maintain adequate technical and organisational procedures and reasonable auditable tools to enable it to do so. HSBC reserves the right to measure the Supplier's performance, however the Supplier toolset shall be recognised as the system of record. In the event of a discrepancy between the Supplier's measurement and HSBC's measurement, the parties will discuss and resolve such discrepancy via the regular meetings held pursuant to Schedule 9 (Governance).

3.2	Operational Measures measured on a "time to perform" basis shall be measured from the time the relevant Incident is:

3.2.1
reported to the Supplier as measured by the time/date stamp of the Incident in HSBC's or the Supplier's problem management system (provided always that the Supplier shall have immediately logged and reported Incident upon such system, having been notified by HSBC or any connected third party); or

3.2.2	discovered by the Supplier,
whichever is earlier.

3.3
The Supplier shall provide to HSBC, on a Quarterly basis, a written statement from the director, managing director or secretary of the Supplier confirming in good faith and to the best of its knowledge and belief having carried out due diligence:

3.3.1	the number of Learning Vendors by Region;

3.3.2
that all Learning Vendors have entered into a written and valid contract (e.g. the contract has not expired) with the Supplier (not applicable to instances where services have been requested of the Learning Vendor directly by HSBC); and

3.3.3	that all Learning Vendors have information security risk assessments in compliance with HSBC’s IT Security Policy and the dates of reassessment;

3.3.4
that all reports provided by the Supplier to HSBC in respect of the Operational Measures and Service Credits are accurate and complete and the underlying data and information upon which the Operational Measures and Service Credits are calculated is accurate and complete (excluding any data provided by HSBC or by a third party on behalf of HSBC) addressed to the Group Head of Learning Talent and Development and delivered by email.

(such statement being the “Quarterly Statement”).

3.4	The Supplier shall ensure that the Quarterly Statement is received by HSBC's Global Third Party Engagement Manager by the end of the 15th Working Day of each Quarter (January, April, July, October).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5	HSBC shall (acting reasonably) confirm to the Supplier whether or not it is satisfied that the Quarterly Statement complies with such requirements.

4.	COOPERATION

4.1
The achievement of the Operational Measures by the Supplier may require the coordinated, collaborative effort of Third Party Suppliers. The Supplier's contract manager will, unless otherwise agreed, provide a single point of contact for the resolution of all Service Failures in relation to the Operational Measures identified in this Schedule 4 (Operational Measures and Super KPI), regardless of whether the reason for such Service Failures was caused by the Supplier or a Third Party Supplier. The Supplier will cooperate as reasonably required by HSBC with HSBC and any Third Party Suppliers in their attempts to resolve service problems in relation to the services which the Third Party Suppliers are providing to HSBC.

Part 3: SUPER KPI AND SERVICE CREDITS

5.	General

5.1
Treated in isolation, the Operational Measures do not provide an adequate assessment of the Supplier's contribution to the overall service and HSBC's business outcomes. As such, HSBC will assess the Supplier's performance in the context of the Supplier's participation in, and contribution to, HSBC's learning function and services delivery as a whole.

5.2	Accordingly, in addition to the Supplier's performance against the Operational Measures, the Supplier's performance in respect of the Super KPI shall be measured by HSBC on a Quarterly basis.

6.	Calculation of Service Credits

6.1	A Service Credit will be applied depending on the Supplier's performance in respect of the Super KPI.

6.2	The circumstances in which the Service Credit is payable for each Service Line are described in Part 4 to this Schedule 4 (Operational Measures and Super KPI) below.

6.3	For each Service Line, the applicable Service Credit shall be the applicable percentage of the Service Line At Risk Amount set out in the table in paragraph 6.4 below, where:

6.3.1
the Service Line At Risk Amount are the Charges (excluding Pass Through Charges paid by HSBC in respect of Required Learning Vendors pursuant to paragraph 11 of Schedule 5 (Charges)) that relate to the Services performed globally in the relevant Quarter for the Service Line to which the relevant NPS score relates; and

6.3.2	the Service Lines are Delivery Services (ii) LAO Services, (iii) Vendor Management Services and (iv) Account Management Services.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.4	The Service Credits referred to in paragraph 6.3 above, are as follows:

Service Line	Service Credit (as percentage of Service Line At Risk Amount)
Delivery Services	[***]
LAO Services	[***]
Vendor Management Services	[***]
Account Management Services	[***]

6.5
The Supplier shall, within 10 Working Days of the end of the relevant Quarter, notify HSBC's Global Third Party Engagement Manager in writing (for which purposes email shall suffice) of its calculation of the Service Line At Risk Amount for the relevant Quarter.

6.6
Where requested by HSBC, the Supplier shall permit HSBC such access to the Supplier's personnel, systems and records as HSBC reasonably requires in order that HSBC may assess the Supplier's calculation of the Service Line At Risk Amount.

6.7	Where a sum is expressed to be payable as a Service Credit, the parties agree that:

6.7.1
such sums are a price adjustment to reflect the actual quality of service provided to HSBC and do not represent an estimate of the loss of damage that may be suffered by HSBC in respect of the poor Super KPI performance which gives rise to the Service Credit; and

6.7.2
the crediting of such sums is without prejudice to any entitlement HSBC may have under the Further Amended and Restated Agreement and the Local Services Agreement(s) (including but not limited to the right to claim damages from the Supplier relating to any loss arising from the poor Super KPI performance).

6.8	Payment of accrued Service Credits shall be made:

6.8.1
by way of a credit note provided to HSBC Global Services (UK) Limited equal to the amount of the accrued Service Credits that may be applied by such HSBC Contracting Parties as HSBC may, following consultation with the Supplier, determine (in whole or part), against any undisputed invoices issued by the Supplier to any HSBC Contracting Party in accordance with this Agreement; or

6.8.2	if there are no outstanding invoices, the amount equal to the accrued Service Credits shall be repayable by the Supplier to HSBC Global Services (UK) Limited as a debt (by way of direct payment), within thirty (30) days of the end of the Quarter in which the Service Credits accrued.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Part 4: Super KPI

7.	Net Promoter Score Survey

7.1	As at the Restatement Date, there is a single Super KPI as follows: to achieve an overall net promoter score of no less than 3, in the NPS Survey.

7.2	The NPS Survey to be used is set out below:

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Number	Question	Score 1-5
Service Line: Delivery
1	Has the Supplier's Delivery Services met HSBC requirement in execution of demand?
2	Has the Supplier's Delivery Services met HSBC requirement with regards to cost to deliver the Service?
3	Based on the Learning client survey, has the Supplier delivered an effective delivery solution?
4	Has the Supplier's continuous improvement initiatives been effective and have GP brought the latest thinking and applications in Learning to HSBC for consideration?
5	Has the Supplier met HSBC requirement with regard to faculty management for effective delivery of classes?
Service Line: LAO
1	Please rate how the Supplier’s LAO services have met HSBC's requirements for scheduling and administration of classes
2	Please rate how the Supplier’s LAO services have met HSBC's requirements for cost of services against budget
Service Line: Account Management
1
Please rate how the Supplier’s Account Management Services have met HSBC's requirement for the provision of strategic learning support, risk management, contractual obligations, continuous improvement, effective resource management and resource capability.

2	Please rate how the Supplier’s Account Management Services have met HSBC Requirements for the provision of meaningful and accurate MI and reporting
3	Have you found the Supplier's Account Management services to be proactive, engaged and display HSBC values?
Service Line: Vendor Management
1
Please rate how the Supplier’s Vendor Management Services have met HSBC's requirements for strategic sourcing support, value for money, day to day operational and performance management of vendors and understanding of vendor capabilities.

2	Please rate how the Supplier’s Vendor Management Services have met HSBC's requirement for the timely onboarding of suppliers and invoice payments

7.3
The NPS Survey has five (5) possible scores of the Supplier's performance in relation to each question, as set out below ("NPS Survey Scores"). The overall NPS Survey Score for each NPS Survey will be the average of the individual NPS Survey Scores for each of the questions. In deciding the relevant score for each question, reference will be made to the Operational

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Measure reports produced by the Supplier pursuant to this Schedule 4 (Operational Measures and Super KPI), but this shall not in any way fetter the discretion of the NPS Survey Recipients in determining the relevant NPS Survey Scores.
NPS Survey Scores

Score	Definition
1	Exceptionally poor performance, failing expectations
2	Mixed performance, sometimes failing expectations
3	Solid performance, in line with expectations
4	Strong Performance, above expectations
5	Top performance, exceeding expectations

7.4
The NPS Survey will be sent, during each applicable Quarter, with a sufficient time for completion to enable compliance with paragraph 7.7 below (which HSBC shall use reasonable endeavours to ensure is not later than: (i) for Q1-Q3, 10 Working Days prior to the end of the applicable Quarter; or (ii) for Q4, 1 December) to the NPS Survey Recipients, namely:

7.4.1	HSBC's Global Head of Learning;

7.4.2	HSBC's Global Head of Delivery;

7.4.3	HSBC's CLO University;

7.4.4	Each of HSBC's Regional Heads (as the Restatement Date there are six (6) Regions);

7.4.5	HSBC's Delivery Execution Manager - who will answer only the questions relating to the LAO Services;

7.4.6	HSBC's Global Learning Third Party Engagement Manager - who will answer only the questions relating to the Vendor Management Services and the Account Management Services.

7.5	HSBC may change the identities of the NPS Survey Recipients, from time to time, and shall provide revised details of the NPS Survey Recipients to the Supplier.

7.6	NPS Survey Recipients may delegate completion of an NPS Survey to any other appropriate person who has an appropriate understanding of the Services.

7.7	Subject to paragraph 8 below, HSBC will notify the Supplier of the overall NPS Survey Score no later than the 10th Working Day of the first month after the end of each Quarter.

8.	Governance

8.1
Prior to finalising the NPS Survey Score from a particular NPS Survey Recipient, HSBC and the Supplier shall discuss the NPS Survey Score at the Quarterly Performance Review, at which meeting the Supplier may discuss with HSBC its views on the scores. Thereafter, HSBC shall

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

finalise the NPS Survey Score as it sees fit (which may involve an increase or decrease to the score). Such finalised NPS Survey Score shall be the NPS Survey Score for all other purposes.

8.2
In conjunction with finalising the NPS Survey Scores, HSBC shall use its reasonable endeavours to provide to the Supplier ~~in writing~~the rationale for the relevant NPS Survey Score together with, if relevant, suggested improvement activities. For clarity, implementing these improvement activities does not mean that the Supplier will automatically increase its NPS Survey Score.

8.3
If a particular Service has an NPS Survey Score of two (2) or less for two (2) Quarters in any single Contract Year, then there shall be monthly meetings attended by the Supplier Global Operations Manager and HSBC's nominated representatives to discuss the reasons behind the scores and actions needed to improve performance. The Supplier will develop an improvement plan for which it shall share with HSBC and share progress against the plan during these meetings.

9.	Accrual of the Service Credit

9.1
If the overall NPS Survey Score is less than three (3) in two (2) consecutive Quarters for any given Service Line(s), the applicable Service Credit(s) for the relevant Service Line(s) shall accrue and be payable by the Supplier. The Service Credit shall accrue be payable in the second and any subsequent, consecutively following Quarter in which the NPS Survey Score is less than three (3).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 4‑A
Design Operational Measure Tables
[Appendix Not Used]

INTERNAL

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Appendix 4‑B
DELIVERY OPERATIONAL MEASURES
The following tables specify the Operational Measures required by the Supplier, as further set out in each relevant Local Services Agreement.
The column marked "Global Only/Regional Only/Global & Regional" indicates whether the Operational Measure are to be measured and reported on a global basis (ie one measure reflecting the Supplier's performance in respect of all activities, on an aggregated basis, on a Regional basis (ie one measure per Region) or in respect of both a Global measurement and a set of Regional measurements.

OPERATIONAL MEASURE REF. NO.	GLOBAL ONLY / REGIONAL ONLY / GLOBAL & REGIONAL	TITLE	DESCRIPTION / REQUIREMENT	MEASUREMENT FREQUENCY	SLA TARGET	VALIDATION / MONITOR
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 4‑C
LAO OPERATIONAL MEASURES
The following tables specify the Operational Measures required by the Supplier, as further set out in each relevant Local Services Agreement.
The column marked "Global Only/Regional Only/Global & Regional" indicates whether the Operational Measure is to be measured and reported on a global basis (ie one measure reflecting the Supplier's performance in respect of all activities, on an aggregated basis, on a Regional basis (ie one measure per Region) or in respect of both a Global measurement and a set of Regional measurements.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OPERATIONAL MEASUREREF. NO.	GLOBAL ONLY / REGIONAL ONLY / GLOBAL & REGIONAL	TITLE	DESCRIPTION / REQUIREMENT	MEASUREMENT FREQUENCY	TARGET	VALIDATION / MONITOR
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 4‑D
ACCOUNT MANAGEMENT OPERATIONAL MEASURES
The following tables specify the Operational Measures required by the Supplier, as further set out in each relevant Local Services Agreement.
The column marked "Global Only/Regional Only/Global & Regional" indicates whether the Operational Measure is to be measured and reported on a global basis (ie one measure reflecting the Supplier's performance in respect of all activities, on an aggregated basis, on a Regional basis (ie one measure per Region) or in respect of both a Global measurement and a set of Regional measurements.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OPERATIONAL MEASURE REF. NO.	GLOBAL ONLY / REGIONAL ONLY / GLOBAL & REGIONAL	TITLE	DESCRIPTION/ REQUIREMENT	TARGET	MEASUREMENT FREQUENCY	VALIDATION/ MONITOR
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 4‑E
VENDOR MANAGEMENT OPERATIONAL MEASURES
The following tables specify the Operational Measures required by the Supplier, as further set out in each relevant Local Services Agreement.
The column marked "Global Only/Regional Only/Global & Regional" indicates whether the Operational Measure is to be measured and reported on a global basis (ie one measure reflecting the Supplier's performance in respect of all activities, on an aggregated basis, on a Regional basis (ie one measure per Region) or in respect of both a Global measurement and a set of Regional measurements.

OPERATIONAL MEASUREREF. NO.	GLOBAL ONLY / REGIONAL ONLY / GLOBAL & REGIONAL	TITLE	DESCRIPTION / REQUIREMENT	TARGET	MEASUREMENT FREQUENCY	VALIDATION / MONITOR
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 5

CHARGES

1.	Definitions
The definitions used in this Schedule 5 are as set out in clause 1.2 of the Agreement.

2.	Introduction and Overview

2.1	This Schedule 5 sets out the Charges that are payable by HSBC to the Supplier for the Services required from the Supplier and the basic principles relating to the calculation of such Charges.

2.2	The Charges are broken down as follows:

(a)
Charges in respect of Learning Design Services, as identified in Appendix 3‑A of Schedule 3 (Services) (Learning Design Services), which shall be calculated in accordance with Appendix 5‑A of this Schedule 5 (the Design Charges);

(b)
Charges in respect of Learning Delivery Services, as identified in Appendix 3‑B of Schedule 3 (Services) (Learning Delivery Services), which shall be calculated in accordance with Appendix 5‑B of this Schedule 5 (the Delivery Charges);

(c)	Charges in respect of the LAO Services, as identified in Appendix 3‑C of Schedule 3 (Services), which shall be calculated in accordance with Appendix 5‑C of this Schedule 5 (the LAO Charges);

(d)
Charges in respect of the Account Management Services, as identified in Appendix 3‑D of Schedule 3 (Services), which shall be calculated in accordance with Appendix 5‑D of this Schedule 5 (the Account Management Charges);

(e)
Charges in respect of Vendor Management Services, as identified in Appendix 3‑E of Schedule 3 (Services), which shall be calculated in accordance with Appendix 5‑E of this Schedule 5 (the Vendor Management Charges);

(f)
Charges in respect of Professional Services, as identified in Appendix 3‑F of Schedule 3 (Services), which shall be calculated in accordance with Appendix 5‑F of this Schedule 5 (the Professional Services Charges);

(g)	Termination Services Fees, which are further described in paragraph 6 of this Schedule 5.

3.	General Payment Provisions

3.1
Unless otherwise expressly agreed by the parties, the Charges and such other amounts expressed to be payable by HSBC under this Schedule 5 (or applicable Local Services Agreement) shall constitute HSBC's entire payment liability to the Supplier for the Services under this Agreement.

3.2
If HSBC receives an invoice from the Supplier which it disputes in good faith, HSBC shall notify the Supplier in writing of such dispute as soon as reasonably practicable and HSBC may withhold payment of such sums as are in dispute pending resolution of such dispute in accordance with paragraph 5 below (Disputed Invoices).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.3
If the Supplier fails to perform the Services (or any part thereof) in accordance with this Agreement or Local Services Agreement, HSBC shall have the right to suspend payment of such of the Charges as it considers (acting reasonably) are allocable to the Services which relate to the default (Relevant Charges) until such default has been remedied, after which payment of the Relevant Charges so suspended shall (subject to any other rights of HSBC or HSBC Contracting Party to suspend or withhold payment) be payable to the Supplier promptly.

3.4
The Supplier shall make available to HSBC on a real-time basis and in a format readily accessible by HSBC, electronic records of all invoices relating to this Agreement, together with monthly statements of invoices paid, outstanding and in dispute.

3.5
Invoices shall be rendered to HSBC in arrears on the invoice dates and if correct and undisputed shall fall due and payable to the Supplier forty-two (42) days following receipt of the invoice by HSBC.

3.6
All sums payable under this Agreement are expressed exclusive of value-added tax or any relevant local sales taxes, which the Supplier shall add to such sums in accordance with the relevant local regulations in force at the time of making the relevant taxable supply and which shall only be payable by HSBC after receipt of a valid value-added tax or local sales tax invoice.

3.7
Subject to paragraph 4 below (Withholding Tax Provisions), all sums payable under this Agreement shall be paid free and clear of all deductions or withholdings whatsoever unless the deduction or withholding is required by Law. The Supplier agrees that it shall be responsible for payment of all taxes properly payable by it, including withholding taxes. The Supplier further agrees that, if any deductions or withholdings are required by Law to be made from any of the Charges payable, HSBC or the relevant HSBC Group Member (as applicable) may, if required by Law, deduct and remit payment of such taxes directly to the applicable taxing authority from the payment due. HSBC or the relevant HSBC Group Member (as applicable) shall, if so required, provide to the Supplier receipts of such payments in the name of the Supplier within such period as may be reasonable in the circumstances, of such payments being made to the applicable taxing authority.

3.8
Save as required by Law (in which case the parties shall discuss and agree the relevant currency and any required currency conversions in a manner consistent with applicable Law), all Charges payable under a Local Services Agreement shall be expressed, invoiced and payable in the currency set out in this Schedule 5 (Charges). Without prejudice to paragraph 3.6, invoices shall be in a form specified by HSBC.

3.9	Where HSBC requests that invoices are apportioned between HSBC Group Members, invoices shall be rendered in line with the apportionment directed by HSBC.

3.10	[Not used]

3.11
In the event of late payment by HSBC of any undisputed sums due and payable under the relevant Agreement (and provided HSBC has been given at least fifteen (15) days' written notice to cure such a late payment), the Supplier reserves the right to charge interest in respect of the undisputed late payment at the rate of one per cent (1%) per annum above the base rate from time to time of HSBC (or if that entity does not have a base rate then the base rate of the central bank in the territory in which the HSBC Contracting Party is located) from the due date thereof until judgement (or if no judgement the date on which payment is received by the Supplier). The

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

parties agree that this interest rate constitutes a reasonable sum for the purposes of the Late Payment of Commercial Debts (Interest) Act 1998.

3.12
Payment for the Services shall not be deemed to be acceptance by HSBC that all or any of the Services have been performed in accordance with this Agreement and/or that any Acceptance Criteria have been satisfied.

3.13	Any overpayments by either party to this Agreement or any Local Services Agreement (as applicable) shall be a sum of money recoverable from the other party thereto.

3.14
Notwithstanding anything to the contrary in this Agreement, no Charges shall be payable unless such Charges are invoiced by the Supplier in the manner set out in this paragraph 3 within twelve (12) months of the date on which an invoice for the same could first properly have been presented to HSBC under paragraph 3 of this Schedule 5.

3.15	The Charges, Services and Operational Measures shall be benchmarked in accordance with Schedule 6 (Benchmarking).

3.16
In consideration for the due and proper performance by the Supplier of its obligations under the Agreement, HSBC shall pay the Supplier the Charges in accordance with this Schedule 5. In calculating the Charges for Services provided by the Supplier Personnel no rates higher than the relevant rates specified in this Schedule 5 shall be used, save in the circumstances where paragraph 11 of this Schedule 5 applies.

3.17	The Charges identified and/or described within this Schedule 5, the wider Agreement and in any Local Services Agreement or Service Order shall include within them:

(a)
Supplier Personnel travel costs and related expenses including any Supplier Personnel accommodation and subsistence costs, travel to and from their applicable primary office location (including any primary HSBC Premises) and all additional travel expenses to any location as may be required for the performance of the Services (Travel Expenses), unless such Travel Expenses:

(i)	are agreed to be charged in the relevant Service Order, and were incurred in relation to travel which was specifically requested and approved by HSBC; and

(ii)	are for travel, accommodation or subsistence and were incurred strictly in accordance with the then-current HSBC/GP Travel Policy; and

(iii)	are detailed on the corresponding invoice and accompanied by supporting documentation as requested by the then-current HSBC/GP Travel Policy, in which case such Travel Expenses may be charged to HSBC in addition to the relevant Charges, unless such Travel Expenses are expressly not permitted to be chargeable pursuant to this Schedule 5 (Charges).
The Supplier acknowledges and agrees that HSBC shall not be liable to reimburse the Supplier or Supplier Personnel for any cost or expense item that does not satisfy the foregoing criteria above including any cost or expense item incurred not in compliance with the then-current HSBC/GP Travel Policy;

(b)	Supplier Personnel travel time, except as expressly permitted under the then-current HSBC/GP Travel Policy;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	two hundred (200) Days in the performance of the Termination Services pursuant to Schedule 13 (Exit Management);

(d)	the costs of any office accommodation used by the Supplier in the provision of the Services;

(e)	any overtime worked by Supplier Personnel in the delivery of the Services (which shall not be separately chargeable;

(f)
the cost of interfacing with and, as applicable, managing any Supplier Affiliate, Sub-Contractor or Third Party Suppliers (including other technology and systems providers), save to the extent otherwise agreed under this Agreement;

(g)
the cost of interfacing, in the provision of the Services, with any Software, hardware, plant, machinery, media, cabling and other equipment which is owned, licensed or leased by or on behalf of HSBC and/or any other HSBC Group Member, which shall include the costs of any data migration from the Supplier's Content Library to a replacement Content Library of the Supplier;

(h)
any and all costs of the Supplier: (i) in carrying out due diligence, (ii) relating to internal project management and the project management of any Supplier Affiliate or Sub-Contractor, (iii) relating to management information, (iv) any ordering and billing system development, and (v) any other similar costs incurred at the Supplier’s entire discretion, unless the parties specifically agree that such costs are to be charged to HSBC in accordance with the Change Procedure in advance of being incurred (where such advance agreement shall be to nature and amount of such costs).

3.18
In no event shall HSBC be responsible for any fees or charges not identified in or calculated in accordance with the Agreement (and in particular this Schedule 5), or agreed pursuant to a Service Order signed by both parties, or any applicable Local Services Agreement subject always to paragraph 11 and 12 of this Schedule 5. In this regard, where a fee or charge is not identified in or calculated in accordance with the Agreement, any applicable Local Services Agreement or Service Order for an activity to be undertaken by the Supplier pursuant to the same, then such activity shall be carried out by the Supplier at no cost to HSBC beyond the payment of the Charges as set out or calculated in accordance with this Agreement, any applicable Local Services Agreement or Service Order.

3.19	Any proposed variation to the Charges shall be dealt with through the Change Procedure as set out in Schedule 12 (Change Procedure).

3.20
The cost of printing of any instructor guides, learner guides, MS Power Point presentations, reference material and any other Course materials (collectively Course Materials) shall be the sole responsibility of HSBC unless otherwise set out and agreed in the relevant Service Order. In respect of printing:

(a)
HSBC shall bear the cost of carrying out the printing and the delivering/shipping of the Course Materials to the relevant Class location sufficiently in advance and in any event no later than twenty-four (24) hours prior to the scheduled start time of the Class (Time Limit), for clarity the Supplier shall provide instructions to the printers in accordance with paragraphs 5.1 and 5.2 of Appendix 3‑C of Schedule 3 so as to enable printing within the Time Limit;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)
Notwithstanding the above, if the Course Materials are not delivered to the Class location by the Time Limit, the Supplier may on an exception basis, carry out the printing of the missing Course Materials using local HSBC-approved printers only (for the avoidance of doubt the cost of printing using local HSBC-approved printers is directly borne by HSBC unless failure to deliver within the Time Limit was due to a Supplier failure in which case the Supplier shall be liable for any printing costs in excess of the original costs of printing had the Time Limit not been missed), so as to permit the Class to start on schedule; and

(c)
The Supplier acknowledges and agrees that in no event shall the cost of printing or delivering/shipping any Course Materials, be included in the relevant Charges or separately charged to HSBC including any costs in respect of the Supplier Personnel carrying out the printing of any missing Course Materials in accordance with paragraph (b) above.

4.	Withholding Tax Provisions

4.1
The provisions of this paragraph 4 shall apply only in respect of Required Learning Vendors required by HSBC pursuant to paragraph 11 of this Schedule 5 (Charges). In all other circumstances, the provisions of paragraph 3.7 of this Schedule 5(Charges) shall apply.

4.2
In respect of any Required Learning Vendors, the Supplier shall use Reasonable Endeavours to ensure that the Required Learning Vendor applies for and provides any tax clearance certificates or similar documents that may be required by any state, local or other taxing authority to reduce the withholding rate or give effect to a complete exemption from withholding with respect to taxes on payments to it by the Supplier.

4.3	Supplier Additional Payments. This paragraph is subject to the Supplier's compliance with paragraph 4.2 above. If:

(a)	the Supplier has a contractual obligation to make any payment to a Required Learning Vendor without withholding or deduction for, or on account of:

(i)	any present or future withholding taxes imposed or levied by or on behalf of any governmental taxing authority; or

(ii)	if any such withholding taxes are required to be made by applicable Law; and

(b)
such contractual obligation requires the payment of such additional amounts as will result in the Required Learning Vendor receiving such amounts as it would have received had no such withholdings (as described above) been required (Supplier Additional Payments), then the Supplier may charge HSBC for any such Supplier Additional Payments made by the Supplier to the Required Learning Vendor by including them in the total of the relevant invoice to HSBC, provided that the Supplier actually remits such Supplier Additional Payments to the applicable Required Learning Vendor.

4.4
HSBC reserves the right (i) to make reasonable inquiries to be satisfied of the Supplier’s compliance with this paragraph 4, and (ii) not to pay the relevant Supplier Additional Payments (if applicable) if the Supplier is unable to demonstrate, to HSBC’s reasonable satisfaction, its compliance with the terms of paragraph  4.2 and 4.3.

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4.5
For the avoidance of doubt, any payments in respect of cross-border Services other than described in the paragraphs 4.1 to 4.4 above shall be made in accordance with paragraph 3.7 of this Schedule 5 (Charges). In no event shall HSBC be under any obligation to make any additional payments to the Supplier in respect of any withholding or deductions required to be made by applicable Law and the net amounts (after such deductions if applicable) paid by HSBC to the Supplier shall be complete and final discharge by HSBC of its obligations to make the relevant payments under such Services. HSBC may nonetheless, on an ad-hoc basis and in its sole discretion, decide to make or cause to be made such HSBC additional withholding tax payments to the Supplier for commercial reasons.

5.	Disputed Invoices

5.1
If at any time a dispute arises out of or in connection with an invoice submitted by the Supplier under this Agreement or by the Supplier Contracting Party under a Local Services Agreement, the dispute process will be governed by the HSBC process relating to invoicing in place in the relevant Country. In Countries where there is no HSBC process related to invoicing the following provisions of this paragraph 5 shall apply.

5.2
If at any time a dispute arises out of or in connection with an invoice submitted by the Supplier under this Agreement or by the Supplier Contracting Party under a Local Services Agreement, representatives of HSBC and the Supplier shall in the first instance meet in good faith with a view to resolving the dispute within a period of thirty days (30) from the day that HSBC first notifies the Supplier or the Supplier Contracting Party of the dispute. In respect of any such dispute, the Supplier shall provide such reasonable information as may be required by HSBC to assist with resolution of the dispute.

5.3	Should the parties not be able to resolve the dispute within thirty days (30), then both parties shall refer the matter to their own appropriate senior manager(s) respectively for resolution.

5.4
Where the parties are not HSBC and the Supplier, if the senior manager(s) of the parties are unable to resolve the dispute within a further ten (10) Working Days, then both parties shall refer the matter to an appropriate senior manager(s) of HSBC and the Supplier respectively for resolution.

5.5
If the relevant senior manager(s) of HSBC and the Supplier respectively are unable to resolve the dispute within a further twenty (20) Working Days, then the parties may, by agreement, attempt to settle the dispute by mediation in accordance with the Centre for Effective Dispute Resolution (CEDR) Model Mediation Procedure in accordance with clause 26 (Disputes).

5.6	Unless otherwise agreed in writing, the costs of any mediation carried out pursuant to this clause shall be shared equally between the parties.

6.	Termination Services Fees

6.1
The Supplier shall provide two hundred (200) Days free of charge in the performance of the Termination Services. The Termination Services Fees in respect of any additional support or assistance required by HSBC in accordance with Schedule 13 (Exit Management) shall be agreed as follows:

(a)	the parties shall agree the Termination Services Fees for defined activities in advance of such activities being performed, provided that such fees shall be at least fifteen per

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cent (15%) less than the equivalent fees for the same activities calculated on a time and materials basis by reference to the rate card set out at Appendix 5‑F (Professional Services Charges); and

(b)	where otherwise agreed between the parties, the Termination Services Fees shall be calculated on a time and materials basis using the rate card set out at Appendix 5‑F (Professional Services Charges).

7.	Savings

7.1
The Supplier shall, through-out the life of the Agreement and in accordance with clause 5.7 of the Agreement, commit to the process of the continuous improvement of the Services, which shall include a commitment to proactively seek to deliver savings for HSBC.

7.2	In the performance of the Services, the Supplier shall enhance efficiency and strive to deliver the Services at a lower overall cost, year on year.

8.	Extension of Term
In the event that HSBC extends the term of this Agreement pursuant to clause 3.2 of the Agreement, then the Charges payable by HSBC shall be the same as the Charges payable immediately prior to the Restatement Expiry Date.

9.	Indexation

9.1	Indexation shall not be applied to the Charges during Years one to three of the term of the Agreement following the Restatement Date.

9.2
During the fourth Year of the term of the Agreement following the Restatement Date, the Supplier shall be entitled to apply indexation in respect of Charges payable pursuant to each Local Services Agreement entered into pursuant to this Agreement; such entitlement to apply indexation shall be capped at the level identified in the relevant Local Services Agreement.

10.	Currency Conversion
The parties agree that where currency conversion is required in respect of any Charges pursuant to the terms of this Agreement, such conversion shall be made as follows:

10.1
at the point of agreeing the applicable Service Order, the parties shall convert the Charges in the original currency required by this Agreement ("Original Currency") into the currency required by HSBC by applying an exchange rate based on the three (3) month average exchange rate set out on Oanda.com prior to the month that the Service Order is signed; and

10.2
in respect of any Pass Through Charges payable in accordance with paragraph 11 below, the Original Currency shall be the currency in which the Supplier is invoiced by the relevant Required Learning Vendor and if any currency conversion is required, such Pass Through Charges shall be converted from the Original Currency at the date of invoicing to HSBC by the Supplier following receipt of the Required Learning Vendor's invoice.

11.	Rates Exceptions

11.1	In the event that HSBC:

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(a)	elects not to use the Supplier as Delivery Partner for the delivery of any learning delivery services; or

(b)	requires a specific Sub-Contractor to become a Learning Vendor in accordance with paragraphs 6.5 of Appendix 5‑B and 4.3 of Appendix 5‑A (a Required Learning Vendor),
then it will ensure that any such decisions are discussed at and taken by HSBC at the Weekly Intake Meeting, or such other meetings as HSBC may deem appropriate in the circumstances, other than in exceptional circumstances. Any decisions taken by HSBC shall be notified to the Supplier. If requested by the Supplier, HSBC shall provide the rationale for its decision.

11.2	In no circumstances shall:

(a)
a Learning Vendor be considered a Required Learning Vendor where the reason HSBC uses such Learning Vendor is because the Supplier refuses to, declines or does not have either the readily available capability or capacity to deliver the relevant Services;

(b)
the Supplier charge rates that exceed the relevant Design Rates or Delivery Rates, other than for a Required Learning Vendor as identified in paragraph 11.1(b) above. Where the circumstances in paragraph 11.1(b) do apply, then the relevant charges shall be calculated in accordance with paragraph 11.3 below; and

(c)
the classification of a Required Learning Vendor for any particular Service Order or other set of Services, give rise to an assumption that such Learning Vendor shall always be a Required Learning Vendor. This shall be assessed on a case by case basis in accordance with this paragraph 11.

11.3	Subject to paragraph 11.2 above, the alternative rates applicable to this paragraph shall be Pass Through Charges only for the relevant Required Learning Vendor and subject to the following:

(a)
Pass-Through Charges are any costs, fees and other charges in respect of goods and/or services provided by the relevant Required Learning Vendor (excluding any Supplier Affiliate), which are paid for by the Supplier to the relevant Required Learning Vendor and which are further described below and as agreed between the parties from time to time; and

(b)
for the avoidance of doubt, the Supplier shall not apply any additional charges or mark-up to the Pass-Through Charges, and if requested by HSBC the Supplier shall provide such evidence as is sufficient to establish that the Pass-Through Charges are being charged to HSBC as agreed between the parties without uplift, inflation or other increase.

12.	Invoicing
The Supplier shall comply with the HSBC invoicing processes set out at Appendix 5‑G (HSBC Invoicing Processes) of this Schedule 5 (Charges).

13.	Overpayment
Further to paragraph 3.13 of this Schedule 5 (Charges) of the Agreement, any overpayments made by HSBC shall be repaid by the Supplier within sixty (60) days of discovery by the Supplier or of HSBC's notice to the Supplier of the overpayment (whichever is the earlier). Failure on the part of the Supplier to pay within this time period will result in interest being charged in

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respect of the amount overpaid at the per annum rate set out in paragraph 3.13 of this Schedule 5 (Charges) of the Agreement, calculated from day to day from the date of discovery or notice as described above (whichever is the earlier), until (and including) the date of repayment.

14.	Changes to the Charges

14.1	All charges set out in this Schedule 5 (Charges) are maximums and shall not be subject to increases except where:

(a)	an increase in relation to specific charges has been agreed as a Change in accordance with the Change Procedure; and

(b)
such charge is subject to indexation in accordance with paragraph 9.2 of this Schedule 5 (Charges) (adjusted for Index) or foreign exchange in accordance with paragraph 10 of this Schedule 5 (Charges).

APPENDIX 5‑A: DESIGN CHARGES

1.	Design Charges

1.1	The Design Charges for each Design Service Order shall be calculated on the basis of the following principles:

(a)	different fixed price rates apply depending on:

(i)	the relevant Time Unit and resource roles (Design Rates) as further described in the table at paragraph 5 to this Appendix 5‑A of Schedule 5 (Charges); or

(ii)	for translation or assessment Services, the rates and Charges are calculated as set out in paragraphs 5 and 6 below (Translation and Assessment Rates);

(b)
where the parties agree that the Design Charges for a Design Service Order are charged on a time and materials basis, the total Design Charges for that Design Service Order shall be calculated by multiplying the relevant Time Units by the applicable Design Rates;

(c)
as an alternative to paragraph 1.1(b) of this Appendix 5‑A of Schedule 5 (Charges), the parties may agree alternative charging structures such as fixed fees or capped fees for a particular Design Service Order, built up on the basis of the Design Rates or lower;

(d)
the Design Rates and Translation and Assessment Rates are "not to exceed" rates for Learning Design Services, and accordingly, the parties may agree lower rates for some services, but the Supplier may not charge higher rates; and

(e)	the Design Rates do not include any third party charges for:

(i)	Intellectual Property provided on a standalone basis, (i.e. not Intellectual Property that is the output of design work for which they are paid); or

(ii)	any third party costs (not including Sub-Contractors) for venue, equipment or talent,

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which in each case shall be as agreed pursuant to the relevant Design Service Order and in all cases shall be charged on a pass through basis, without mark-up of any kind.

1.2
The Supplier shall not be entitled to any additional Design Charges in connection with any rework or additional work required in order to meet the relevant requirements of the Design Service Order as set out in this Agreement and any relevant Service Order. For clarity this shall not apply to changes in the scope of the applicable Design Service Order agreed via the Change Procedure.

2.	Invoicing
The Supplier shall be entitled to prepare an invoice at the time prescribed in the relevant Service Order (or, if none is stated, upon Acceptance by HSBC of the successful completion of the relevant Design Service Order) which shall be issued to HSBC or the relevant HSBC Contracting Party, as applicable, and shall detail the Design Charges attributable to the Design Service Order over the relevant period.

3.	Annual Discount

3.1
In the event that the Supplier invoices undisputed Design Charges that meet or exceed five million pounds sterling (£5,000,000) across all Local Services Agreements or any other ordering documents in any given Year (Discount Threshold), then HSBC shall be entitled to a discount of five per cent (5%) against all future invoices for Design Service Orders performed for the remainder of that Year. The Supplier shall:

(a)
provide a monthly report to HSBC tracking global spend against Design Charges and, accordingly, shall notify HSBC at the end of the month when the Discount Threshold has been met and the discount is applicable (Threshold Month); and

(b)
shall provide to HSBC a credit equal to the value of any discounts that should have been applied to invoices that exceeded the Discount Threshold during the Threshold Month, but that were not applied to such invoices during that period; and

(c)	thereafter apply the relevant discount to all future invoices for the remainder of that Year.

3.2	All invoices to which a discount applies shall clearly identify the full Design Charges and the applicable discount.

4.	Rates

4.1
The Design Rates are global rates applicable to the Learning Design Services and are expressed in GBP. To the extent that any HSBC Contracting Party requires to be billed in any other currency, then such Design Rates shall be converted into the local currency required by HSBC in accordance with the provisions of paragraph 10 of this Schedule 5 (Charges).

4.2
Any exclusively local Learning Design Service requirements (i.e. only those pursuant to a Local Services Agreement between a non-UK HSBC Contracting Party and Supplier Contracting Party) may be sourced and priced based on local market rate and currency on a case by case basis to the extent a currency conversion rate for the local currency is not set out in this Schedule 5 (Charges) as being applicable to the Design Rates set out below.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.3
Where HSBC wishes to use a specific Sub-Contractor of the Supplier in any particular Country, at a rate that is higher to that set out in paragraph 4.4 below, then the parties shall follow the process set out in paragraph 11 to this Schedule 5 (Charges) and the applicable rate shall be set out in the Design Service Order.

4.4
The Design Rates are set out in the table below and represent the maximum rates applicable. Overtime is not payable and therefore the maximum possible chargeable increment in any given twenty four (24) hour period shall be the applicable Day Rate:

Role	Role Description	Design Rate
		Day rate (GBP)	Half Day rate (GBP)	Hourly Rate (GBP)
Designer	Creating engaging Learning Content working with SMEs and internal Learning Teams as required	[***]	[***]	[***]
Senior Designer	Creating engaging Learning Content working with SMEs and the internal Learning Teams as required	[***]	[***]	[***]
Digital Learning Designer	Involved in the creation of digital learning solutions. Drives creative input, experienced in UX design and works with technical developers to create solutions that leverage digital channels	[***]	[***]	[***]
Graphic Animation Designer	Designs images, videos, animations for inclusion in learning programmes or as stand alone resources	[***]	[***]	[***]
Visual Designer	Responsible for designing the look and feel of a learning solution working closely with digital designers and learning technology channels	[***]	[***]	[***]
E-Learning Designer	Responsible for designing high quality e-learning courses	[***]	[***]	[***]
Design Project Manager	Provides project management support for design projects	[***]	[***]	[***]

5.	Estimated Translation

5.1	Translation Rates

(a)	Where a Service Order incorporates a requirement for translation Services, the Charges set out in the Service Orders in relation to translation Services shall be estimates based

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on the provisions of this paragraph 5. Such initial translation costs shall be annotated as being “estimates only”.

(b)
Where the estimated Charges are to be calculated on the basis of hours of delivered Learning Content, the hours of delivered Learning Content shall be rounded up for the purpose of determining the estimated Charges to be included in the Service Order. For example, if HSBC provides the Supplier with 1.4 hours of Web based training (WBT) Learning Content, the estimated Charges shall be based upon the Supplier translating two (2) hours of WBT Learning Content.

(c)	There shall be a line item in the Service Order for each translated language, and the total rates for all required languages.

(d)	The tables below provide guidance for estimating the translation costs when completing a Service Order for design and development work.

(e)
These translation rates do not take into account desktop publishing (DTP) or the re-creation of any graphics and un-editable images and the Professional Services Hourly Rates table rates set out in Appendix 5-F of this Schedule 5 (Charges) shall apply or at alternative Design Rates, in each case as agreed in the relevant Design Service Order.

(f)
The Supplier's translation team shall present a Service Order with a written quote for the actual translation costs from the relevant Sub-Contractor to HSBC prior to HSBC's Acceptance of the relevant Gold Deliverable (Translation Quote). If HSBC notifies the Supplier in writing that it:

(i)
accepts such Translation Quote within five (5) Working Days of its receipt of the Translation Quote, the Supplier shall continue with the provision of the translation Services for such Gold Deliverable. HSBC shall pay the relevant Charges in respect of the translation services provided in relation to such Deliverable, which shall not exceed the actual translation costs set out in the Translation Quote; or

(ii)
does not accept such Translation Quote or if HSBC does not notify the Supplier in writing within five (5) Working Days of its receipt of the Translation Quote that it accepts such Translation Quote, the Supplier shall not continue with the provision of the translation services for such Gold Deliverable. HSBC shall not be liable to pay the Supplier for any Charges in respect of any translation Services in relation to such Deliverable.

(g)
The rates in the tables below are quoted in pounds sterling. However, if HSBC requires to be billed in an alternative currency then (using the conversion rate mechanism described in paragraph 10 of this Schedule 5 (Charges) above) this shall be set out in the relevant Service Orders and Change Forms.

(h)
Additional charges may apply if HSBC requires any changes to be made to Gold Deliverables after the translation has commenced. The Supplier shall raise a Change Form setting out such additional charges in accordance with paragraph 2 of Schedule 12 (Change Procedure).

5.2	Estimated Translation Rates for Web Based Training (WBT) Content

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(a)	The estimated Charges for the translation of WBT Learning Content shall be calculated in accordance with the table below.

(b)
The total WBT estimated translation rates per language are calculated by adding the estimated rates in the WBT Learning Content table below to the estimated rates in the WBT rebuild table in paragraph 5.3 below.

Language	Rate (in GBP) 1 hour WBT

Arabic	[***]
Bahasa (Indonesian)	[***]
Chinese (Simplified)	[***]
Chinese (Traditional)	[***]
French	[***]
Portuguese (Brazilian)	[***]
Spanish (Latin-American)	[***]
Turkish	[***]
Japanese	[***]
Korean	[***]
Polish	[***]
Russian	[***]
Thai	[***]
Vietnamese	[***]

5.3	Translation Rates for WBT Rebuild

(a)	The Charges for the rebuild of WBT Learning Content shall be calculated in accordance with the Design Rates and set out in the relevant Service Order.

(b)	The following assumptions apply when calculating the estimated and actual Charges for the rebuild of WBT Learning Content:

(i)	the translated WBT Learning Content is ready for rebuild (i.e. standard story board format in a single package);

(ii)	the text in graphics is layered, not part of any image;

(iii)	any graphic edit is not required to replace text;

(iv)	the rebuild is to be conducted in the existing template (i.e. the Supplier shall not be required to create a new template); and

(v)	any audio/video integration is not included in the estimated Charges.

(c)
If any of the assumptions set out in this paragraph 5.3 are incorrect, the Supplier shall raise a Change Form in accordance with paragraph 2 of Schedule 12 (Change Procedure) setting out any such additional charges. Such additional charges shall be calculated using the Professional Services Hourly Rates table set out in paragraph 5 of Appendix 5-F or at alternative Design Rates, in each case as agreed in the relevant Change Form.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.4	Estimated Translation Rates for ILT/VILT Training Content
The estimated Charges for the translation of ILT/VILT Learning Content shall be calculated in accordance with the table below. These estimates are based on eight (8) hours of finished Learning Content. By way of an example, if the finished Learning Content is less than eight (8) hours, the estimated Charges shall be rounded up to eight (8) hours. By way of a further example, if the finished Learning Content is ten (10) hours, the estimated Charges shall be rounded up to sixteen (16) hours. Eight (8) hours of ILT/VILT is assumed to have a base word count of twelve thousand five hundred (12,500) words.

Language	Rate (in GPB) per eight (8) hours of finished content
Arabic	[***]
Bahasa (Indonesian)	[***]
Chinese (Simplified)	[***]
Chinese (Traditional)	[***]
French	[***]
Portuguese (Brazilian)	[***]
Spanish (Latin-American)	[***]
Turkish	[***]
Japanese	[***]
Korean	[***]
Polish	[***]
Russian	[***]
Thai	[***]
Vietnamese	[***]

5.5	Estimated Translation Video Rates - Audio Recording

(a)
The estimated Charges for the translation of audio recordings shall be calculated in accordance with the table below. These estimates are based on the translation of four thousand (4,000) words and include: (i) a review of any script; (ii) recording studio costs; (iii) one (1) voice over actor; (iv) pre and post production, editing; (v) quality assurance (being sound quality and adherence to approved translation script); and (vi) the delivery of one (1) audio file in a format specified by HSBC. The estimated Charges are based on a minimum of four thousand (4,000) words and shall be rounded up to the next highest multiple of 4,000 words. By way of an example, if the translation is six thousand (6,000) words, the estimate shall be calculated based on eight thousand (8,000) words.

(b)
These estimated Charges are based on the following assumptions: (i) that the recordings will be wild (where wild means that the audio has not been segmented into distinct parts that are synced to the picture(s)); and (ii) that an HSBC reviewer will attend the recording. Any Charges for one of the Supplier's language directors to attend the recording are not included in the rates shown in the table below. If one of the Supplier's language directors is required to attend the recording, the Supplier shall raise a Change Form in accordance with paragraph 2 of Schedule 12 (Change Procedure) setting out the additional Charges.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)
The Charges would vary depending on the quality of the English audio provided to the Supplier. If the Supplier considers that the quality is poor, the Supplier shall notify HSBC in advance (prior to commencing the provision of translation Services) and provide to HSBC a cost for the provision of transcription Services as set out below in this paragraph 5.5.

(d)
If a usable script is not available (i.e., provided by HSBC or already in Supplier’s possession) for an audio recording, an additional one-off transcription Charge would apply in addition to the costs in the table below. Such estimated additional one-off transcription Charges, based on four thousand (4,000) words is £561 Sterling, which shall be rounded to the next highest multiple of four thousand (4,000) if the actual word count is not an exact multiple of four thousand (4,000)). If a transcription is required, the Supplier shall raise a Change Form in accordance with paragraph 2 of Schedule 12 (Change Procedure) setting out the additional Charges calculated in accordance with this paragraph.

Language	Rate (in GPB) per 4000 words
Arabic	[***]
Chinese (Simplified)	[***]
Chinese (Traditional)	[***]
French	[***]
Indonesian (Bahasa)	[***]
Japanese	[***]
Korean	[***]
Polish	[***]
Portuguese (Brazilian)	[***]
Russian	[***]
Spanish (Latin-American)	[***]
Turkish	[***]
Vietnamese	[***]
Thai	[***]

5.6	Estimated Rates for Video Words On-Screen Text Changes
The estimated Charges for the editing of on-screen text, are set out in the table below. These estimates are based on the translation and text editing of two thousand five hundred (2,500) words. Estimates will be based on word count or video duration per minute in the script for the video. A minimum charge for one minute (two hundred and fifty (250) words) of video on-screen would apply and be equal to 1/10th of the ten (10)-minute rate in the table below.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Language	Rate (in GPB) per 10 minutes of video on-screen
Arabic	[***]
Chinese (Simplified)	[***]
Chinese (Traditional)	[***]
French	[***]
Indonesian (Bahasa)	[***]
Japanese	[***]
Korean	[***]
Polish	[***]
Portuguese (Brazilian)	[***]
Russian	[***]
Spanish (Latin-American)	[***]
Turkish	[***]
Vietnamese	[***]
Thai	[***]

5.7	Estimated Rates for Translation of Assessment Questions & Answers
The estimated Charges for translation of assessment questions and answers are set out in the table below. The estimated Charges for translation of assessment questions and answers is based on a twenty (20) question assessment (with one hundred and eighty (180) words per question, and four hundred (400) words for introduction assessment text).

Language	Rate (in GPB) per 20 assessment questions
Arabic	[***]
Chinese (Simplified)	[***]
Chinese (Traditional)	[***]
French	[***]
Indonesian (Bahasa)	[***]
Japanese	[***]
Korean	[***]
Polish	[***]
Portuguese (Brazilian)	[***]
Russian	[***]
Spanish (Latin-American)	[***]
Turkish	[***]
Vietnamese	[***]
Thai	[***]

5.8	French Canadian Translation
French Canadian translation will be done by HSBC Canada’s "French Translation Team", and not by the Supplier. Consequently no Charges shall be payable by HSBC to the Supplier for any translation into French Canadian.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

French Canadian translations must be requested by the Supplier through the agreed HSBC Canada process: the English content must be approved by HSBC Canada, and may be subject to HSBC legal and compliance review before progressing. Once approved, the specific request form provided by HSBC to the Supplier's translation team. The Supplier's translation team shall completed such form and submit it to HSBC Canada’s French translation team.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	Assessment Rates

6.1	On-Shore and Off-Shore rates
Where Assessments are required that are not within the scope of the Assessments provided pursuant to paragraph 3 of Appendix 3‑D of Schedule 3 (Services), the following Charges shall apply in respect of such Assessments:

Language of Integrated Asssessment
No of Questions	English	Arabic	Other Languages
5	[***]	[***]	[***]
10	[***]	[***]	[***]
15	[***]	[***]	[***]
20	[***]	[***]	[***]
25	[***]	[***]	[***]
30	[***]	[***]	[***]
35	[***]	[***]	[***]
40	[***]	[***]	[***]
45	[***]	[***]	[***]
50	[***]	[***]	[***]
55	[***]	[***]	[***]
60	[***]	[***]	[***]

Assumptions:

•	Assessment rates are for standard multiple choice and true/false questions in English.

•	In order to keep the per question pricing as low as possible the minimum number of Assessment questions in the Assessment rate table is five (5).

•
Learning Content Developer / Question Mark Developer hours includes a quick copy edit, putting the questions into the template, building the assessment in Question Mark, and testing in Question Mark. Curriculum testing is not included.

•
Assessment functionality testing in Question Mark will cover the following items: proper loading/display of the assessment; functioning of question pooling; randomization; pass/fail criteria, confirming correct answer programming and feedback.

•	Questionnaire and the assessment instructions will be provided in the Question Mark templates.

•	The questionnaire and assessment instructions text will need to be approved by HSBC prior to making available for Question Mark Integration.

•	There will be one round of review post development. Any additional round of reviews will have an impact on the timelines and costing.

•	References to Question Mark include any replacement system in use from time to time.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑B DELIVERY CHARGES

1.	Delivery Charges

1.1	Different "Delivery Rates" shall apply based on the following factors:

(a)	the applicable Time Units, being either Half Day or Day for Learning Delivery Services;

(b)	the requirement for an instructor in the relevant Delivery Learning Category as determined by HSBC by reference to paragraph 2 of Appendix 3‑B to Schedule 3 (Services);

(c)	Delivery role, being either Master Trainer or Trainer for each of ILT and VILT; and

(d)	subject to paragraph 2 below:

(i)	for ILT, the Country in which the relevant Course is provided (see the first column of the table at Annex 1 of this Appendix 5‑B); and

(ii)	for VILT, the Country from which HSBC requires the Trainer or Master Trainer (as applicable) to provide the Services from;

(e)	specific provisions apply to the Delivery Rates for Community Moderators, as further detailed in paragraph 7 of this Appendix 5‑B, in each case the applicable Delivery Rates are laid out in Annex 1 of this Appendix 5‑B.

1.2	The Delivery Charges shall be calculated on the basis of the following principles:

(a)	the Delivery Charges for a Delivery Service Order are calculated by multiplying the applicable Chargeable Time Units (as defined in paragraph 1.2(c) below) by the relevant Delivery Rate;

(b)	the Delivery Rates are "not to exceed" rates for Learning Delivery Services, and accordingly, the parties may agree lower rates for some Services, but the Supplier may not charge higher rates;

(c)
Chargeable Time Units shall represent the applicable Time Units spent by a Trainer/Master Trainer (as agreed) in the actual teaching of Classes or Courses. The applicable Delivery Rates are fully loaded rates which include all preparation and follow up associated with the teaching of a Class or Course, and which therefore shall not be separately chargeable by the Supplier, including for the following:

(i)	Interaction with students and actual teaching of the Class(s);

(ii)	all travel time, subject to paragraph 2.3 below;

(iii)	Class follow-up, monitoring, coaching (only if part of the Course design and content), moderation and assessment;

(iv)	Classroom set up;

(v)	Class feedback review (forms/L1, L2, L3, L4 assessment);

(vi)	Course validation to ensure that the content of the Course is still relevant and up-to-date with HSBC current requirements (e.g., review of recent circulars,

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

understanding policy or process changes that have occurred within HSBC’s business that would impact the content of the Course, and review recent Course modifications);

(vii)	Course refresh in respect of Courses which have not been taught by the instructor in the past six (6) months; and

(viii)	Undertaking Minor Adjustments which, for clarity shall not be separately chargeable at all under this Agreement.

(d)
For the avoidance of doubt and without limitation, any time spent by an instructor in carrying out the following activities or under the following circumstances shall not be counted as Chargeable Time Units or otherwise charged to HSBC:

(i)	Holidays;

(ii)	Sickness;

(iii)	Statutory leave;

(iv)	Self-development;

(v)	Completing GP/HSBC Certification / training, save as set out in paragraph 3 of this Appendix 5‑B;

(vi)	Non-HSBC administration (e.g. checking internal emails);

(vii)	Evaluations follow-up;

(viii)	Upskilling leading to first-time delivery of a Course other than a New Course;

(ix)	Master trainer observation;

(x)	Setting up computer materials for the Class (including personal computer setting/configuration, download/install of software); or

(xi)	Attending any HSBC meetings to provide support in branch/ on-site/ department support.

2.	Location of Services

2.1	Subject to paragraph 2.2 of this Appendix 5‑B:

(a)
For ILT, the Country where the Services are delivered determines the applicable Delivery Rate and not the Country from which the Master Trainer or Trainer originates or has travelled. For example, if a Course is to be delivered in the U.S.A. by a Master Trainer from Mexico, the applicable Delivery Rate shall be for a Master Trainer in the U.S.A; and

(b)
For VILT, the Country from which the Master Trainer or Trainer is required by HSBC to provide the Services from, determines the applicable Delivery Rate and not the Country where the Services are received.

2.2	For ILT, where HSBC specifically requires in a Delivery Service Order that a particular Master Trainer or Trainer travel from another country to deliver a Course or Classes (Delivery Travel

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exception), then by way of exception to paragraph 2.1(a) of this Appendix 5‑B, the Supplier shall be entitled to charge the Delivery Rate for the Country in which the relevant person is based (Origin Delivery Rate).

2.3
Where HSBC has agreed a Delivery Travel Exception, then subject to compliance with paragraph 3.17 of Schedule 5 (Charges), the Supplier shall be entitled to include within the Chargeable Time Units time spent travelling at 50% of the Origin Delivery Rate for such Master Trainer or Trainer (as applicable). In no other circumstances shall travel time be chargeable to HSBC, save as set out in paragraph 2.4 below.

2.4
Where travel time within a Country will exceed four (4) hours within any 24 hour period, then subject to compliance with paragraph 3.17 of Schedule 5 (Charges), the Supplier shall be entitled to include within the Chargeable Time Units a one-off Half Day charge, at 50% of the applicable Delivery Rates set out in paragraph 2.1 above, for such Master Trainer or Trainer (as applicable). In no other circumstances shall travel time be chargeable to HSBC, save as set out in paragraph 2.3 above.

2.5
In no circumstances shall Travel Expenses associated with international travel (such as flights, international rail travel or associated accommodation) be chargeable to HSBC, unless a Delivery Travel Exception applies. The provisions of paragraph 3.17 shall apply in respect of all of the Supplier's remaining Travel Expenses.

2.6
In no event shall the unavailability of resources in any particular Country required by HSBC entitle the Supplier to charge Delivery Rates other than in accordance with paragraph 2.1 above of this Appendix 5‑B.

3.	Train the Trainer

3.1	Where "Train the Trainer" Services are procured via a Service Order, then the following shall apply:

(a)	the applicable Delivery Rate of the relevant Trainer or Master Trainer receiving the training shall be based on the Country in which the training is delivered and shall be reduced by 50%;

(b)	the Chargeable Time Units shall relate only to time spent being taught during the relevant Class or Course;

(c)
the Supplier shall not be entitled to charge for repeat Classes or Courses that may be required to achieve Certification where the relevant Trainer or Master Trainer has not passed such Class or Course first time or any additional Charges for maintaining accreditation or Certification for Courses that are not New Courses;

(d)	costs relating to Train The Trainer activities shall not be billable to HSBC unless such costs:

(i)	are attributable to New Courses (as per the definition of “New” in clause 1.2 (Definitions) of this Agreement); or

(ii)	are attributable to bespoke Courses; or

(iii)	are specified to be billable in the relevant Service Order; or

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv)	are attributable to a refresher training specifically requested by HSBC in the relevant Service Order (HSBC Requested Refresher Training).

(e)	for the avoidance of doubt, Train The Trainer costs shall not be billable to HSBC where such costs are attributable to:

(i)	a refresher training other than an HSBC Requested Refresher Training; or

(ii)	a retraining on a Course, where less than 40% of the content of which has been updated/amended; or

(iii)	remediation of instructors; or

(iv)	instructors' need to develop their team skills i.e. succession planning and resource development, for clarity, Master Trainers delivering Train the Trainer services shall be chargeable at the applicable Delivery Rate, without the requirement to reduce such Charges by 50%.

4.	Invoicing

4.1	In respect of each Delivery Service Order the Supplier may invoice either:

(a)	on completion of Learning Delivery Services for that Delivery Service Order;

(b)	on completion of certain milestones defined within that Delivery Service Order; or

(c)	at a pre-determined frequency in arrears (e.g. monthly),
in each case as stated in the relevant Delivery Service Order or, if none is stated, then on completion of the Learning Delivery Services for that Delivery Service Order.

5.	Cancellations

5.1	In the event of Cancellation of a Class or a Course by HSBC, the Delivery Charges attributable to that Class or a Course (as applicable) shall be payable as follows:

(a)
100% of the applicable Delivery Charges set out in the Service Order and any out of pocket travel expenses that cannot be cancelled, shall be payable if the Class or Course is Cancelled with less than seven (7) Working Days' notice before the scheduled training delivery date;

(b)
50% of the applicable Delivery Charges set out in the Service Order but not any travel expenses shall be payable if the Class or Course is Cancelled with between seven (7) Working Days’ and less than fourteen (14) Working Days’ notice before the scheduled training delivery date; and

(c)
none of the applicable Delivery Charges set out in the Service Order or any travel expenses shall be payable where fourteen (14) or more Working Days' notice is given before the scheduled training delivery date.

5.2
In the event that a Class or Course is Cancelled in accordance with paragraph 5.1 above of this Appendix 5‑B, irrespective of the notice given and provided that an alternative Class or Course can be delivered by the same Trainer instead or other Services provided instead, then no cancellation charges shall be payable.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.3
If for any reason the Supplier fails to deliver a Class or Course on the scheduled training date and has not provided at least seven (7) Working Days advance notice that it will not deliver such Class or Couse then, without prejudice to HSBC's other rights or remedies, the Supplier shall reimburse HSBC for all out-of-pocket expenses incurred by it in connection with such non-delivered Class or Course, including travel expenses.

6.	Currency and Billing

6.1
The Delivery Charges for each Delivery Service Order shall be payable by the relevant HSBC Contracting Entity to the Supplier entity relevant to that Country, as identified in the table in Annex 1 to this Appendix 5-B below.

6.2
The table set out in Annex 1 to this Appendix 5-B below sets out the relevant currency that the applicable Delivery Rates for a Country are payable in ("Default Currency"). The Delivery Charges shall be payable in the Default Currency by HSBC, save as set out in paragraphs 6.3 to 6.5 of this Appendix 5‑B.

6.3
In the event that a HSBC Contracting Party wishes to pay in a currency other than the Default Currency, then the applicable Delivery Rate shall be converted into such different currency in accordance with the provisions of paragraph 10 to this Schedule 5 (Charges).

6.4
In the event that HSBC has agreed a Delivery Travel Exception, then the Delivery Charges shall be payable in the Default Currency of the applicable Origin Delivery Rate determined in accordance with paragraph 2.2 above of this Appendix 5‑B. In such cases HSBC may, at its discretion, either:

(a)	pay the Delivery Charges in the applicable Default Currency; or

(b)	convert such Default Currency to another currency as set out in paragraph 6.2 of this Appendix 5‑B of Schedule 5 (Charges).

6.5
Where HSBC wishes to use a specific Sub-Contractor of the Supplier in any particular Country, at a rate different to that set out in Annex 1 to this Appendix 5-B below, then the parties shall follow the process set out in paragraph 11 to this Schedule 5 (Charges) and the applicable rate shall be set out in the Delivery Service Order.

7.	Delivery Rates

7.1	The Delivery Rates are set out in Annex 1 of this Appendix 5-B.

7.2	Community Moderators. The following shall apply in respect of Community Moderators:

(a)	The applicable Time Unit shall be Hourly;

(b)	As agreed in a relevant Service Order, the applicable Hourly Delivery Rate shall be:

(i)	for UK based Community Moderators: £50-60 (UK Sterling); and

(ii)	for India based Community Moderators: $25-30 (US Dollars),
in each case depending on the complexity of the required Services.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1 TO APPENDIX 5-B

MSA Delivery Rates – Global Country Rate Card

				Product		Technical		Behaviour		Leadership		Risk - Low		Risk - High
				Rate		Rate		Rate		Rate		Rate		Rate
Country	Region	Service Type	Role	Day	Half Day	Day	Half Day	Day	Half Day	Day	Half Day	Day	Half Day	Day	Half Day	Bill in local currency	Currency	USD Exchange Rate	Local-to-Local Billing	GP Billing Entity	Primary Location of Delivery
UK (Inc CI and IoM)	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
UK (Inc CI and IoM)	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
USA	US	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
USA	US	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hong Kong	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hong Kong	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
France	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
France	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mexico	LATAM	ILT/VILT	Master trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mexico	LATAM	ILT/VILT	Mid Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mexico	LATAM	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
India	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
India	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Canada	CAN	ILT/VILT	reamer Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Canada	CAN	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
China	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
China	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
UAE	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
UAE	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Singapore	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Singapore	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Malaysia	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Malaysia	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Australia	APAC	ILT/VILT	Masses Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Australia	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Indonesia	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Indonesia	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Argentina	LATAM	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Argentina	LATAM	ILT/VILT	Mid Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Argentina	LATAM	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Turkey	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Turkey	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Germany	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Germany	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Switzerland	EMEA	ILT/VILT	Pilaster Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Switzerland	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Egypt	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Egypt	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Philippines	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Philippines	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Taiwan	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Taiwan	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MSA Delivery Rates – Global Country Rate Card
Poland	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Poland	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Korea	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Korea	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Japan	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Japan	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
South Africa	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
South Africa	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Netherlands	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Netherlands	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sri Lanka	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sri Lanka	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Vietnam	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Vietnam	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bangladesh	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bangladesh	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Malta	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Malta	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bermuda	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bermuda	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oman	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oman	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Thailand	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Thailand	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
New Zealand	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
New Zealand	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bahrain	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Bahrain	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Qatar	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Qatar	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Uruguay	LATAM	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Uruguay	LATAM	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Chile	LATAM	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Chile	LATAM	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kuwait	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kuwait	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mauritius	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mauritius	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luxembourg	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Luxembourg	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Macau	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Macau	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Armenia	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Armenia	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Greece	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Greece	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Russia	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Russia	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ireland	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ireland	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Spain	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Spain	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Italy	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MSA Delivery Rates – Global Country Rate Card
Italy	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Czech Republic	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Czech Republic	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Brunei	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Brunei	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Israel	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Israel	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Belgium	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Belgium	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Monaco	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Monaco	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nigeria	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nigeria	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cayman Islands	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cayman Islands	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Maldives	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Maldives	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Brazil	LATAM	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Brazil	LATAM	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hungary	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hungary	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sweden	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sweden	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Algeria	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Algeria	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jordan	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jordan	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lebanon	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lebanon	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Saudi Arabia	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Saudi Arabia	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Angola	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Angola	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cook Islands	APAC	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cook Islands	APAC	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Georgia	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Georgia	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kazakhstan	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kazakhstan	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kenya	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Kenya	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ukraine	EMEA	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ukraine	EMEA	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT India	GRGLT	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT India	GRGLT	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Malaysia	GRGLT	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Malaysia	GRGLT	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Philippines	GRGLT	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Philippines	GRGLT	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Poland	GRGLT	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT Poland	GRGLT	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
GRGLT China	GRGLT	ILT/VILT	Master Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MSA Delivery Rates – Global Country Rate Card
GRGLT China	GRGLT	ILT/VILT	Trainer	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
All countries	ALL	VILT	Moderator	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

For the purposes of the table above Mid-Trainer means any Supplier Personnel that train, facilitate, instruct a Class or Course and who hold qualifications and/or Certifications, specific to Leadership training delivered in Latin America to mid-level management populations as specified by HSBC.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑C: LAO CHARGES

1.	LAO Charges

1.1	Subject to paragraph 2.2 below, the LAO Charges shall be a fixed US Dollar amount per Year for all Local Services Agreements in the aggregate as follows:

Service	Year 1 Annual Fixed Cost (USD)	Year 2 Annual Fixed Cost (USD)	Year 3 Annual Fixed Cost (USD)
LAO	[***]	[***]	[***]

1.2
The Supplier expressly agrees that at all times during the Term it shall not move any Supplier Personnel, roles and/or scale of LAO Services performed from an onshore location (i.e. in the Country to which the relevant LAO Services relate or from which those LAO Services were provided as at the Restatement Date) to an offshore location (i.e. outside the Country to which the LAO Services relate or from which the relevant LAO Services were provided as at the Restatement Date) without the written consent of the Global Head of Learning Services.

2.	Currency and Billing

2.1	The LAO Charges shall be payable as follows:

(a)	the Supplier shall be entitled to invoice one twelfth (1/12) of the annual LAO Charges each month, in arrears; and

(b)	shall be apportioned between each Local Services Agreement as HSBC shall in its discretion determine and notify to the Supplier in writing from time to time.

2.2
Where HSBC wishes to pay the LAO Charges in any currency other than US Dollars, pursuant to paragraph 2.1(b) of this Appendix 5‑C or otherwise, then the currency conversion principles set out at paragraph 10 of this Schedule 5 (Charges) shall apply.

3.	Adjustments

3.1	The LAO Charges are based on an assumed number of LAO Classes Delivered per Year as follows:

(a)	fifty (50) LAO Plus Events (the LAO Plus Baseline); and

(b)	eighteen thousand (18,000) standard Classes excluding any LAO Plus Events (the Standard LAO Baseline).
The LAO Charges shall not be changed in the event that the actual LAO Plus Events or standard Classes in any given Year is +/- 10% against the applicable LAO Plus Baseline or Standard LAO Baseline (each an LAO Deadband). In the event that the relevant events fall outside the applicable LAO Deadband, then the parties shall meet and use their reasonable endeavours to agree an appropriate adjustment to the LAO Charges (an LAO Charge Review). Any Changes agreed to the LAO Charges shall be implemented via the Change Procedure.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2	The Supplier shall report to HSBC on a Quarterly basis the number of LAO Plus Events and standard Classes delivered both during that Quarter and for that Year so far.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑D: Account Management Charges

1.	Account Management Charges

1.1	The Account Management Charges shall be a fixed US Dollar amount per Year for all Local Services Agreement in the aggregate as follows:

Service	Annual Fixed Cost Years 1-3
Account Management	[***]
Fixed Assessment Charge	[***]
TOTAL	[***]

1.2	The Supplier shall be entitled to any additional Charges under this Agreement for the Content Library (or any replacement from time to time).

1.3	The Account Management Charges detailed above include a Fixed Assessment Charge of $34,000 (thirty-four thousand US Dollars), for the provision of Asssessments pursuant to paragraph 3 of Appendix 3-D.

2.	Currency And Billing

2.1	The Account Management Charges shall be payable as follows:

(a)	the Supplier shall be entitled to invoice one twelfth (1/12) of the annual Account Management Charges each month, in arrears; and

(b)	the Account Management Charges shall be apportioned between each Local Services Agreement as HSBC shall in its discretion determine and notify to the Supplier in writing from time to time.

2.2
Where HSBC wishes to pay the Account Management Charges in any currency other than US Dollars, pursuant to paragraph 2.1(b) of this Appendix 5‑D or otherwise, then the currency conversion principles set out at paragraph 10 of this Schedule 5 (Charges) shall apply.

3.	Adjustment
In the event of an LAO Charge Review pursuant to paragraph 3 of Appendix 5‑C of Schedule 5 (Charges), the parties shall also discuss whether any adjustment to the Account Management Charges is appropriate. Any Changes agreed shall be implemented via the Change Procedure.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑E VENDOR MANAGEMENT CHARGES AND
PASS-THROUGH CHARGES

1.	Vendor Management Charges

1.1
The Vendor Management Charges shall be a fixed amount of per Year for all Local Services Agreement in the aggregate. The applicable fixed charge shall be based on the level of Pass Through Charges in that Year on Required Learning Vendors to perform the Learning Design Services and Learning Delivery Services directly to HSBC in accordance with paragraph 11.1(b) and 11.3 of this Schedule 5 (Charges) (VM Spend), as follows:

Required Learning Vendor Spend	Fixed Fee (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.2
For the purposes of calculating the total VM Spend in any given Year, the parties shall discount any exceptional or unusual instances of VM Spend that are either not reasonably likely to indicate a continuing upwards or downwards trend (as applicable) in the level of VM Spend in future Years or did not result in material additional effort to resource in order to provide the Vendor Management Services.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3	The Supplier shall report VM Spend on a Quarterly basis at the global Quarterly Performance Review Meeting.

1.4
Each Year the parties shall base the Vendor Management Charges at an assumed VM Spend of [***] (Assumed VM Spend), meaning the annual Vendor Management Charge shall be [***]. Within ninety (90) days of the end of each Year the parties shall meet and review the actual VM Spend for the previous Year (Actual VM Spend) and:

(a)
in the event that the Actual VM Spend is higher than the Assumed VM Spend for that Year and this would result in a higher Vendor Management Charge pursuant to paragraph 1.1 above, then the Supplier shall be entitled to invoice HSBC for the amount of any shortfall; and

(b)
in the event that the Actual VM Spend is lower than the Assumed VM Spend for that Year and this would result in a lower Vendor Management Charge pursuant to paragraph 1.1 above, the Supplier shall apply the amount by which HSBC has overpaid against the invoice for the following month or, if no invoice is due, then it shall pay such amounts to HSBC as a debt due within thirty (30) days of demand from HSBC, and in either case, for each following Year the process above shall repeated.

2.	Currency and Billing

2.1	The Vendor Management Charges shall be payable as follows:

(a)	the Supplier shall be entitled to invoice one twelfth (1/12) of the annual Vendor Management Charges each month, in arrears; and

(b)	the Vendor Management Charges shall be apportioned between each Local Services Agreement as HSBC shall in its discretion determine and notify to the Supplier in writing from time to time. .

2.2
Where HSBC wishes to pay the Vendor Management Charges in any currency other than Sterling, pursuant to paragraph 2.1(b) of this Appendix 5‑E or otherwise, then the currency conversion principles set out at paragraph 10 of this Schedule 5 (Charges) shall apply.

3.	Adjustments
In the event that the VM Spend falls above $44,000,000 (forty-four million US Dollars), the parties shall meet and use reasonable endeavours to agree an appropriate adjustment to the Vendor Management Charges, with the existing Vendor Management Charges continuing to apply until the relevant Change is agreed. Any Changes agreed to the Vendor Management Charges shall be implemented via the Change Procedure.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑F: PROFESSIONAL SERVICES CHARGES

1.	Professional Services Rates

1.1
The parties may from time to time agree Service Orders for the provision of Professional Services which may be for the provision of resources or alternatively for discrete projects using such resources.

1.2	The Professional Services Day Rates are rates applicable to a Day and are set out in the table set out at paragraph 5 of this Appendix 5‑F of Schedule 5 (Charges).

1.3	Different Professional Services Rates shall apply based on the following factors:

(a)	whether the engagement is for Long Term Resources or not, as further detailed in paragraph 2 of this Appendix 5‑F of Schedule 5 (Charges);

(b)	the applicable professional services role, as such roles are further described in Appendix 3‑F of Schedule 3 (Services); and

(c)	subject to paragraph 4 below, the Country in which the applicable Services are to be delivered, in each case the applicable Professional Services Rates are laid out in paragraph 5 of this Appendix 5‑F of Schedule 5 (Charges).

1.4	The Professional Services Charges shall be calculated on the basis of the following principles:

(a)	the Charges for the relevant Service Order are charged by multiplying the applicable Days by the relevant Professional Services Rate;

(b)
as an alternative to paragraph 1.4(a) of this Appendix 5‑F, the parties may agree alternative charging structures such as fixed fees or capped fees for a particular Service Order, built up on the basis of the Professional Services Rates or lower; and

(c)
the Professional Services Rates are "not to exceed" rates for the provision of Professional Service resources, and accordingly, the parties may agree lower rates for some services, but the Supplier may not charge higher rates.

2.	Long Term and Short Term Rates

2.1
The Long-Term Rates in the Professional Services Day Rates table shall only apply to Long-Term Resources. In any other cases the Short-Term Rates in the Professional Services Day rates table set out in paragraph 5 below shall apply.

2.2
If HSBC causes the assignment of a Long-Term Resource to terminate before the end of the Original Long-Term Assignment Period (being six months) and such Long-Term Resource is not immediately re-assigned to another full-time assignment to provide Services to HSBC under a new Service Order until the end of the Original Long-Term Assignment Period or longer then, unless such Long-Term Resource failed or was unable to deliver the Services in a satisfactory manner, HSBC shall pay by way of compensation the lower of:

(a)
(Number of days billed during the portion of the Original Long-Term Assignment Period when Services were provided to HSBC by the Long-Term Resource) X (relevant Short-Term Rate less relevant Long-Term Rate); and

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)	(Number of unbilled days left in the Original Long-Term Assignment Period) X (relevant Long-Term Rate).
For the avoidance of doubt, if HSBC causes the assignment of Supplier Personnel who was originally assigned to provide Services to HSBC under a Service Order for a period of less than six (6) months, to terminate before the end of such period, no compensation shall be due to the Supplier by HSBC.

3.	Professional Services Ring Fenced Roles
The Supplier agrees that in respect of PS Ring Fenced Roles, the Professional Services Rates that apply shall be those rates that applied immediately prior to the Restatement Date until such time as HSBC terminates those roles from the provision of the Services. To the extent that any such rates are annual rates, these shall instead be converted into, and charged as, a Day rate following the Restatement Date.

4.	Currency Conversion / Billing Structure

4.1
The Country in which HSBC requires the Services to be performed determines the applicable Professional Services Rate and not the Country from which the request for particular Professional Services originates.

4.2
The table set out in paragraph 5 below sets out the relevant currency that the applicable Professional Services Rates for a Country are payable in ("PSR Default Currency"). The Delivery Charges shall be payable in the PSR Default Currency by HSBC, save as set out in paragraphs 4.3 to 4.4 below of this Appendix 5‑F .

4.3
In the event that a HSBC Contracting Party wishes to pay in a currency other than the PSR Default Currency, then the applicable Professional Service Rate shall be converted into such different currency in accordance with the provisions of paragraph 10 to this Schedule 5 (Charges).

4.4
Where Professional Services are required in a Country that is not included in the Professional Services Rate card below, the parties shall agree the applicable Professional Services Rate in the relevant Service Order.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	Professional Services Rate Card

MSA Professional Services Rates - Country Rate Card

		UK (GBP)		USA (USD)		Canada (CAD)		Hong Kong (HKD)		France (EUR)		Mexico (MXN)		India (INR)		China (RMB)		UAE (AED)		Turkey (TRY)
Service Type	Role		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months		+ 6 Months
Project Management	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Deployment Management	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Consultancy (Learning)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX 5‑G HSBC INVOICING PROCESSES

1.	Standard Invoicing

1.1	The Supplier shall ensure that all invoices submitted to HSBC pursuant to this Agreement are submitted electronically and contain:

(a)	the VAT reference number if applicable;

(b)	the relevant Service Order number to which it relates;

(c)	where applicable, the purchase order number provided by HSBC; and

(d)	the total amount payable and a breakdown of how such total amount has been calculated and the period it relates to.

1.2
In addition, the Supplier shall issue an accompanying electronic version of the spread sheet set out below (either electronically with the invoice or as an enclosure together with the hard copy paper invoice, as applicable) containing the information set out in the following table (which for the avoidance of doubt shall be provided in the table format set out below):

Cost Centre	Nominal	Net Amount	VAT Amount	Gross Amount	Vat Percentage	Supplier Name	Invoice Date	Description of Services	Supplier Number
[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]

1.3	The Supplier shall provide a copy of the relevant Service Order, associated quote and any other reasonable supporting information, in each case on request by HSBC together with any invoice.

1.4
Where any invoices require information to be provided by HSBC and/or the HSBC Contracting Party in order for the Supplier to submit invoices in accordance with this Agreement, then HSBC and /or the HSBC Contracting Party shall ensure that such information is provided in order to enable invoices to be produced and submitted in accordance with the Invoice Dates.

2.	Manual and E-Invoicing

2.1	Where requested by HSBC, the Supplier shall submit invoices either electronically or in hard copy by post, in which case the following details shall be notified to the Supplier:

(a)	name of recipient;

(b)	relevant HSBC Contracting Entity;

(c)	address of recipient (for paper invoices); and

(d)	recipient email address (for e-invoicing).

2.2
HSBC may notify the Supplier of any updates or changes to the above invoicing details from time to time and the Supplier shall ensure that within two (2) Working Days of receipt of such notice all invoices comply with the updated details.

3.	Local Invoicing Process and Service Orders

INTERNAL

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Any local additions or variations to this HSBC invoicing process shall be set out in the relevant Local Services Agreement or the relevant Service Order, as applicable.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 6

BENCHMARKING

1.	Definitions
The definitions used in this Schedule 6 (Benchmarking) are as set out in clause 1.2 of this Agreement.

2.	Frequency of Benchmark Review

2.1	HSBC may, by written notice to the Supplier, require a Benchmark Review of any or all of the Services.

2.2
HSBC shall not be entitled to carry out a Benchmark Review during the six (6) month period from the Restatement Date nor at intervals of less than twelve (12) months after any previous Benchmark Review in respect of the Services in the relevant Country that were the subject of that previous Benchmark Review.

3.	Purpose and Scope of Benchmark Review

3.1	The purpose of a Benchmark Review will be to establish whether a Benchmarked Service is, and/or the Benchmarked Services as a whole are, Good Value.

3.2	The Services that are to be the Benchmarked Services will be identified by HSBC in the written request submitted to the Supplier under paragraph 2.1 above.

4.	Appointment of Benchmarker

4.1
The parties shall select the Benchmarker to carry out the Benchmark Review from one of the following organisations: Gartner, Deloitte, Ovum, KPMG, ISG or Everest provided if the parties cannot agree within ten (10) Working Days of notification of the Benchmark Review by HSBC, HSBC may select the Benchmarker. HSBC shall appoint and engage the Benchmarker.

4.2	HSBC will, at the written request of the Supplier, require the Benchmarker to enter into an appropriate confidentiality undertaking with the Supplier.

4.3
Each party shall bear its own costs (other than the costs of the Benchmarker) relating to a Benchmark Review. The costs and expenses of the Benchmarker shall be borne by HSBC unless the Benchmark Review finds that the Benchmarked Services are not Good Value or finds that particular Benchmarked Services are not Good Value, in which case the costs of the Benchmark Review (or the costs of the review relating to those particular Benchmarked Services) shall be borne by the Supplier.

5.	Benchmarking Process

5.1
HSBC shall require the Benchmarker to produce, and to send to each party for approval, a draft plan for the Benchmark Review within ten (10) days after the date of the appointment of the Benchmarker, or such longer period as the Benchmarker shall reasonably request in all the circumstances. The plan shall include:

(a)	a proposed timetable for the Benchmark Review;

(b)	a description of the information that the Benchmarker requires each party to provide;

INTERNAL

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(c)	a description of the benchmarking methodology to be used based on this Schedule 6 (Benchmarking); and

(d)	details of any entities which the Benchmarker proposes, having consulted with HSBC and the Supplier, to include within the Comparison Group.

5.2
Each party must give notice in writing to the Benchmarker and to the other party within ten (10) days after receiving the draft plan, advising whether it approves the draft plan, or, if it does not approve the draft plan, its reasons for withholding approval and any suggested amendments to that plan. Neither party may unreasonably withhold or delay its approval of the draft plan, and any suggested amendments must be reasonable. The decision to make any changes shall be at the sole discretion of the Benchmarker, unless the parties agree on the change(s) to be made (having considered the Benchmarker's recommendations), in which case the Benchmarker shall follow the parties’ joint instructions.

5.3
Where a party suggests amendments to the draft plan under paragraph 5.2, the Benchmarker shall, if it believes the amendments are reasonable, produce an amended draft plan and again send it to each party for approval. Paragraph 5.2 shall apply to any amended draft plan.

5.4	Failure by a party to give notice under paragraph 5.2 will be treated as approval of the draft plan by that party.

5.5
Once the plan is finalised, the Benchmarker will carry out the Benchmark Review in accordance with it. Each party shall procure that all the information described in the plan, together with any additional information reasonably required by the Benchmarker, is provided to the Benchmarker without undue delay.

5.6
Each party shall co‑operate fully with the Benchmarker, including by providing access to records, technical documentation, premises, equipment, systems and personnel as and when reasonably requested by the Benchmarker, provided that the Benchmarker shall be instructed to minimise any disruption to the Services.

5.7	Either party may provide additional material to the Benchmarker to assist the Benchmarker in conducting the Benchmark Review.

5.8
Once it has received the information it requires, the Benchmarker shall finalise a sample of entities constituting the Comparison Group and collect data relating to Comparable Services provided that, if no identical or materially similar services exist in the market the Benchmarker shall propose an approach for developing a comparable service benchmark.

5.9
The selection of the Comparison Group (both in terms of number and identity of entities) and Comparable Services shall be a matter for the Benchmarker's professional judgment, but will be requested to consider the following:

(a)	information from other service providers to HSBC;

(b)	survey information;

(c)	market intelligence;

(d)	the Benchmarker's own data and experience;

(e)	relevant published information;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)	information from consultancies and/or other vendors or purchasers of Comparable Services; and

(g)	information from "in‑house" providers to HSBC to the extent that Benchmarker considers that they are valid comparators.

5.10	The Benchmarker shall by applying the adjustment factors listed in paragraph 5.11 below and from an analysis of the Comparable Services derive the Equivalent Services Data and:

(a)	using the Equivalent Services Data calculate the Upper Quartile and/or median Operational Measures;

(b)
compare the Charges attributable to the Benchmarked Services (having regard in particular to the Operational Measures and Service Credits regime) with the Upper Quartile using the Equivalent Services Data;

(c)
compare the Operational Measures attributable to the Benchmarked Services (having regard to the Charges and Service Credits) with the median Operational Measures using the Equivalent Services Data; and

(d)	determine whether or not each Benchmarked Service is, and/or the Benchmarked Services as a whole are, Good Value.

5.11
In carrying out the benchmarking analysis, the Benchmarker shall have regard to such matters as it considers appropriate, but it will be asked to consider the following matters when performing a comparative assessment of the Benchmarked Services and the Comparable Services in order to derive Equivalent Services Data:

(a)	the contractual and business environment under which the Services are being provided;

(b)	any front‑end investment and development costs of the Supplier;

(c)	the Supplier's risk profile including the financial, performance or liability risks associated with the provision of the Services as a whole;

(d)	the extent of the Supplier's management and contract governance responsibilities; and

(e)
any other factors reasonably identified by the Supplier, which, if not taken into consideration, could unfairly cause the Supplier's pricing to appear non‑competitive (such as erroneous costing or over‑aggressive pricing).

6.	Benchmarker's Report

6.1
The Benchmarker shall be required to prepare a report (Benchmarking Report), at the time specified in the plan approved under paragraph 5 of this Schedule 6 (Benchmarking), setting out its findings. Those findings shall be required to:

(a)	include a finding as to whether or not each Benchmarked Service is, and/or whether the Benchmarked Services as a whole are, Good Value;

(b)	include other findings (if any) regarding the quality and competitiveness or otherwise of those Services; and

(c)	if any Benchmarked Service is not Good Value, or the Benchmarked Services as a whole are not Good Value, specify the changes that would be required to the Services, and in

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

particular to the Charges or the Operational Measures, that would be required to make that Benchmarked Service, or those Benchmarked Services as a whole, Good Value.

6.2	The Benchmarker shall act as an expert and not as an arbitrator and its decision shall be final and binding on the Supplier and HSBC (absent manifest error).

6.3	For the avoidance of doubt, Benchmark Reviews shall not result in any increase to the Charges or any decrease in the required performance of any Services or the Operational Measures.

6.4
If the Benchmarking Report states that any Benchmarked Service is not Good Value, or that the Benchmarked Services as a whole are not Good Value then the Supplier shall implement the changes set out in the Benchmarking Report as soon as reasonably practicable within a timescale agreed with HSBC but in any event no more than three (3) months. If the Supplier fails to implement the changes within this timescale, HSBC may terminate the Agreement for the Supplier's irremediable material breach pursuant to clause 24.1 of the Agreement.

6.5
Where any improvements are made to the Services, the Charges or the Operational Measures in accordance with any Benchmarking Report, the parties shall document such improvements in accordance with the Change Procedure. Notwithstanding any provision of the Change Procedure, the Supplier shall not be entitled to charge HSBC in respect of the documentation of any such improvement, and shall not be able to object to the documentation of any such improvement.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 7

HUMAN RESOURCES

1.	Structure

1.1	This Schedule Schedule 7 (Human Resources) is divided into four Parts and sets out provisions in relation to:

(a)	the initial transfer of the Transferring Employees from HSBC and/or other HSBC Group Members to the Supplier under the Employment Regulations (Part 1);

(b)	the initial recruitment of the Inscope Employees from HSBC and/or other HSBC Group Members by the Supplier in respect of circumstances where the Employment Regulations do not apply (Part 2);

(c)	Key Personnel (Part 3); and

(d)
the Re-Transfer of any employees from the Supplier to HSBC, any other HSBC Group Member or any Successor Supplier on Termination, Part Termination, cancellation or expiry of this Agreement or of any of the Services provided pursuant to it (Part 4).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Part 1: Automatic Transfer of Transferring Employees

1.	Transfer Of Employment

1.1
The parties acknowledge that the Employment Regulations may apply to a transaction contemplated by this Agreement. If the Employment Regulations apply, the contract of employment of each of the Transferring Employees assigned to the part of the business transferred by that transaction shall, subject to the relevant Local Services Agreement, have effect on and after the Relevant Transfer Date as if originally made with the Supplier instead of HSBC or the other relevant HSBC Group Member. With effect from the Relevant Transfer Date, all wages, salaries and entitlements to other contractual benefits (or, to the extent that it is not reasonably practicable to provide such contractual benefit, a benefit which is substantially equivalent) of the Transferring Employees who transfer pursuant to the Employment Regulations at that point (with the exception of pensions which shall be dealt with in the Local Services Agreement) and all the employer's liabilities in respect of the remuneration including in respect of PAYE, tax deductions, social security payments and National Insurance contributions relating thereto and arising on or after the Relevant Transfer Date shall be discharged by the Supplier. HSBC and/or the other relevant HSBC Group Member shall be and remain liable for the payment of all such amounts accruing up to the Relevant Transfer Date and all necessary apportionments shall be made. In the case of benefits which accrue or are deemed to accrue during the financial year but fall to be paid after the Relevant Transfer Date by the Supplier HSBC or other relevant HSBC Group Member shall remain liable for the proportion of the Transferring Employees and/or Inscope Employees transferring that is equivalent to the proportion of the financial year that elapses up to and on the Relevant Transfer Date. The Supplier shall pay to the Transferring Employee and/or Inscope Employee as the case may be and HSBC or the other relevant HSBC Group Members shall reimburse the Supplier for that proportion

1.2
Notwithstanding the acknowledgement and agreement in paragraph 1.1 of this Part 1, in the event that a court or tribunal determines that the Employment Regulations do not apply to a transaction contemplated by this Agreement the Supplier shall, subject to the relevant Local Services Agreement, with effect from the Relevant Transfer Date offer employment to each Transferring Employee on like terms and conditions to those on which they would have been employed by the Supplier had the Employment Regulations applied or, to the extent that it is not reasonably practicable to do so in respect of any such term, on terms which are substantially equivalent.

1.3
Where a Transferring Employee accepts such an offer of employment made pursuant to paragraph 1.2 from the Supplier, HSBC shall, save in respect of confidentiality obligations, waive any post-termination restrictions contained in the contracts of employment of such Transferring Employee to the extent to which they would otherwise prevent that Transferring Employee from commencing employment with the Supplier.

1.4	Pensions and Related Benefits: The provisions of the Local Services Agreement, shall apply with regard to the pensions and related benefits of the Transferring Employees.

2.	Employee Information

2.1	HSBC shall, at the request of the Supplier, deliver or make available to the Supplier within twenty-one (21) days following receipt of such request copies of all tax, PAYE, Social Security and/or

INTERNAL

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National Insurance records and copies of any other documents or records (reasonably requested by the Supplier) which are relevant to the Transferring Employees.

2.2
HSBC shall preserve the originals of such records and/or documents for a period of at least six (6) years in respect of Transferring Employees in the UK (or such period as may be required by any relevant laws outside the UK) after the Relevant Transfer Date and shall allow the Supplier access to the same at all reasonable times to the extent necessary to enable the Supplier to deal with any matters relating to the Transferring Employees and shall as and when requested by the Supplier to do so, produce the same to the relevant authorities.

2.3
Should HSBC wish to dispose of or destroy any such records or documents prior to the expiry of the period referred to in paragraph 2.2 of this Part 1, it shall not do so without informing the Supplier of its intention to do so and if the supplier so requests HSBC shall deliver to the Supplier such of the records or documents as the Supplier may reasonably request.

3.	Warranties

3.1	HSBC shall no later than sixty (60) days prior to the signing of a Local Services Agreement in a Country disclose the following information about Transferring Employees:

(a)	identity number, date of birth and commencement of employment;

(b)	details of all remuneration payable and any other emoluments and benefits provided to all such persons, together with the terms upon which such remuneration, emoluments and benefits are payable;

(c)	details of any other material terms and conditions of employment of such persons;

(d)
details of any disciplinary action taken against and grievances raised by any Transferring Employees in the two (2) years prior to the Relevant Transfer Date (to the reasonable knowledge of HSBC's and the other relevant Group Member's Human Resources Department);

(e)
details of any court or tribunal proceedings brought by any Transferring Employee in the two (2) years prior to the Relevant Transfer Date (or which HSBC's and the other relevant Group Member's Human Resources Department has reasonable grounds to believe may be brought by any Transferring Employee arising out of such employee's employment with HSBC or any other HSBC Group Member);

(f)	information of any collective agreement which will have effect after a Relevant Transfer Date in its application to any Transferring Employee;

(g)	copies of employment contracts and contractual policies, procedures, rules and regulations applicable to any Transferring Employees; and

(h)	all material pensions documentation and information in respect of the Transferring Employees and the pension arrangements that they participated in immediately prior to the Relevant Transfer Date.

3.2	Where HSBC has provided information pursuant to paragraph 3.1 of this Part 1 HSBC shall promptly inform the Supplier of any changes to the same prior to the Relevant Transfer Date.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.3
Subject to the Disclosure Letter to the Local Services Agreement, HSBC shall make the following warranties on the Signature Date of the relevant Local Services Agreement and reserves the right to amend such letter on and up to any Relevant Transfer Date:

(a)	the information at paragraph 3.1 is true, complete and accurate;

(b)	the Local Services Agreement contains an exhaustive list of Transferring Employees;

(c)
there is no existing or threatened or pending industrial or trade dispute involving HSBC or any other HSBC Group Member, and any of the Transferring Employees and, so far as HSBC is aware, there are no facts which might indicate that there may be any such dispute;

(d)
so far as HSBC is aware, there are no current, pending or threatened claims of any type against it and/or any other HSBC Group Member and/or any pension scheme or trustee of any pension scheme operated by HSBC by any existing including the Transferring Employees or former employee or worker who is or was employed or engaged in connection with the provision of the Services for HSBC or any other HSBC Group Member;

(e)
there have been no changes to any of the terms and conditions of employment of any of the Transferring Employees which have been made in connection with the transfer of the Services to the Supplier pursuant to the terms of this Agreement, and neither HSBC nor any other HSBC Group Member has dismissed any employee in connection with such transfer. For the avoidance of doubt, this paragraph 3.3(e) will not prevent HSBC from taking any steps appropriate for the operation of its business;

(f)
there are no agreements or arrangements (whether oral or in writing) between HSBC or any other HSBC Group Member, and any independent recognised trade union or any other representative of any Transferring Employees for collective bargaining purposes;

(g)
neither HSBC nor any other HSBC Group Member is involved in negotiations to vary the terms and conditions of employment and/or pension benefits of the Transferring Employees, whether with the Transferring Employees or any Transferring Employees' representative, and has not made any representations, promises, offers or proposals to any of the Transferring Employees, or to any Transferring Employees' representative, concerning or affecting the terms and conditions of employment of any of the Transferring Employees;

(h)
save for reimbursement of the benefits accruing up to the Relevant Transfer Date provided for in paragraph 1.1 herein, HSBC and any other relevant HSBC Group Member has discharged its obligations in full in relation to salary, wages, commission, bonuses, overtime pay, holiday pay, sick pay, pension contribution and all other benefits and emoluments relating to the Transferring Employees in respect of all periods up to and including the Relevant Transfer Date;

(i)
HSBC and any other relevant HSBC Group Member has deducted from all emoluments paid to the Transferring Employees, in respect of all periods up to and including the Relevant Transfer Date, and accounted to the relevant authorities for all amounts properly deductible under all relevant tax regulations for the time being in force and all social security contributions at the rates for the time being in force;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(j)
there are no Transferring Employees who are currently the beneficiary of benefit payable under any long-term permanent health or long term disability insurance or who are being considered for such benefit; and

(k)
there are no Transferring Employees who have been excluded from membership of a pension scheme operated by HSBC in contravention of any laws including Article 141 of the Treaty of Rome and all legislation made in consequence of that Article.

4.	Indemnities

4.1
HSBC shall indemnify the Supplier and keep it indemnified against each and every Employment Claim arising out of or relating to any claim by any Transferring Employee which arises as a result of any act or omission by HSBC or any other HSBC Group Member relating to their employment before the Relevant Transfer Date.

4.2	Without prejudice to paragraph 4.1 above, HSBC shall indemnify the Supplier in the circumstances as set out in this paragraph 4.2.

(a)	This sub-paragraph operates in the following circumstances:

(i)
if any person who is an employee of HSBC or any other HSBC Group Member, but not a Transferring Employee or an Inscope Employee, who claims that his contract of employment has transferred from HSBC or any other HSBC Group Member to the Supplier as a result of the Employment Regulations and claims that at the date of the claim, he is still employed by the Supplier, or would have been so employed had he not been dismissed by the Supplier, HSBC or any other HSBC Group Member; or

(ii)
if any Transferring Employee claims that his contract of employment has not been transferred to the Supplier as a result of the Employment Regulations and claims that he is still employed by HSBC or any other HSBC Group Member as at the date of the claim.

(b)	In either of these events, the following process will apply:

(i)	the Supplier and HSBC (or the other relevant HSBC Group Member), as the case may be, will notify the other within fourteen (14) days of becoming aware of any such claim;

(ii)	the Supplier and HSBC (or the other relevant HSBC Group Member) will consult with each other with a view to resolving such claims;

(iii)
within twenty-one (21) days of such notification, the Supplier (in the case of paragraph 4.2(a)(i) above) or HSBC or the other relevant HSBC Group Member (in the case of paragraph 4.2(a)(ii) above) may offer employment to such person;

(iv)	within fourteen (14) days of the expiry of that twenty-one (21) day period, the other party may offer employment to such person;

(v)	if, at the end of the periods set out in paragraphs 4.2(a)(i) to 4.2(b)(iv) (inclusive) above no such offer of employment has been made or such offer has been made

INTERNAL

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but not accepted, then HSBC or the other relevant HSBC Group Member (in the case of paragraph 4.2(a)(i) above) or the Supplier (in the case of paragraph 4.2(a)(ii) above) may, having notified the other party in writing, terminate the employment of such person.

(c)
Subject to the Supplier complying fully with its obligations pursuant to the provisions of paragraph 4.2(b) above or acting in any other way as may be agreed between the parties, HSBC will indemnify the Supplier against all and any Employment Claims arising out of such termination of employment.

4.3	The indemnity provided in paragraph 4.2 of this Part 1 shall be limited in the following ways:

(a)	it will cease to apply [***] after the Relevant Transfer Date if, by that date, no notice has been given pursuant to paragraph 4.2(b)(i) (above); and

(b)	it will not apply to any liability which is created or increased by any act or omission of the Supplier save for the Supplier following the provisions of paragraph 4.2(b) above.

4.4
Subject to paragraph 4.2 of this Part 1 and the terms of the Local Services Agreement, the Supplier shall indemnify and keep HSBC and any other HSBC Group Member indemnified against each and every Employment Claim arising out of or relating to any claim by any Transferring Employee which arises as a result of any act or omission by the Supplier whether before, on or after the Relevant Transfer Date.

4.5
Subject to paragraph 4.6 of this Part 1, HSBC shall indemnify the Supplier and keep it indemnified against each and every Employment Claim arising from any failure of HSBC or any other HSBC Group Member to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations, save to the extent that such failure has arisen as a result of the Supplier's failure to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations and subject to the Supplier taking reasonable and appropriate steps to both defend against any claims arising from such failure and to minimise the liability flowing from such failure.

4.6
The Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim arising as a result of any failure by the Supplier to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations.

4.7	In respect of the indemnities given in this Schedule:

(a)
the indemnified party shall give written notice to the indemnifying party as soon as is practicable of the details of any claim or proceedings brought or threatened against it by a third party in respect of which a claim will or may be made under the relevant indemnity;

(b)
the indemnifying party shall at its own expense have the exclusive right to defend, conduct and/or settle all claims and proceedings which may be brought by a third party to the extent that such claims or proceedings may be covered by the relevant indemnity provided that where there is an impact upon the indemnified party, the indemnifying party shall consult with the indemnified party and shall at all times keep the indemnified party informed of all material matters; and

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)
the indemnified party shall at the indemnifying party's expense, provide all reasonable assistance and documentation required by the indemnifying party in connection with, and act as or be joined as defendant in, any claim or proceedings brought by a third party. The indemnifying party shall reimburse the indemnified party for all reasonable costs and expenses (including legal costs and disbursements) incurred in providing such cooperation or arising as a result of the indemnifying party's failure to defend, conduct and/or settle such claims and proceedings.

5.	Employment Of Transferring Employees

5.1
The Supplier agrees that at all times the Transferring Employees shall be employed by the Supplier or a member of the Supplier's Group and that they shall not be employed by any third party entity outside the Supplier's Group.

Part 2: Recruitment Of Inscope Employees

6.	Employee Information And Recruitment Process

6.1	HSBC shall no later than sixty (60) days prior to the signature of a Local Services Agreement in a Country disclose the following information about the Inscope Employees:

(a)	employee number, date of birth and commencement of employment;

(b)	details of all remuneration payable and any other emoluments and benefits provided to all Inscope Employees, together with the terms upon which such remuneration, emoluments and benefits are payable;

(c)	details of any other material terms and conditions of employment of such persons;

(d)	copies of employment contracts and contractual policies, procedures, rules and regulations applicable to the Inscope Employees; and

(e)	any relevant pensions information.

6.2	Where HSBC has provided information pursuant to paragraph 8.1 of Part 4 HSBC shall promptly inform the Supplier of any changes to the same prior to the Relevant Transfer Date.

6.3
The Supplier shall offer contracts of employment to all of the Inscope Employees prior to the Relevant Transfer Date on like terms and conditions to those which they were employed by HSBC immediately prior to the Relevant Transfer Date or, to the extent that it is not reasonably practicable to do so in respect of any terms, on terms which are not materially to the detriment of such Inscope Employees. All offers of employment shall have an employment commencement date which is the Relevant Transfer Date.

6.4
Where an Inscope Employee accepts such an offer of employment from the Supplier, HSBC shall, save in respect of confidentiality obligations, waive any post-employment restrictions contained in the contracts of employment of any Inscope Employees to the extent to which they would otherwise prevent the Inscope Employees from commencing employment with the Supplier.

6.5	HSBC provides no warranty, representation or recommendation to the Supplier as to the quality, credentials, qualifications, expertise or experience of any of the Inscope Employees.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.6
The Supplier agrees that those Inscope Employees who accept employment with the Supplier pursuant to this paragraph 6 shall at all times be employed by the Supplier or a member of the Supplier's Group and that they shall not be employed by any third party entity outside the Supplier's Group.

6.7	For the avoidance of doubt, HSBC shall have no liability in connection with the employment of the Inscope Employees by the Supplier or a member of the Supplier's from the Relevant Transfer Date.
Part 3: Key Personnel

7.	Key Personnel

7.1	The Supplier shall ensure that the Key Personnel devote substantially their whole time and effort to the performance of the Services for which they are designated Key Personnel.

7.2	The Supplier shall take all reasonable steps to ensure that it retains the Services of the Key Personnel, and will change individual Key Personnel only if:

(a)	requested to do so by HSBC;

(b)	that individual Key Personnel becomes unavailable for a period of three (3) months in any period of six (6) months due to ill health;

(c)	that individual Key Personnel leaves the Supplier’s employment;

(d)
in the ordinary course of business that individual Key Personnel applies for and is offered a transfer or promotion with the effect that he or she will no longer be involved in the provision of the Services, provided that the Supplier provides at least three (3) months' prior notice (or such lesser period as may be agreed between the parties) and before such transfer or promotion, the Supplier will use its reasonable endeavours to find a suitable replacement and to arrange for a reasonable handover period between the outgoing and incoming employee;

(e)	the Services for which the individual is designated Key Personnel are completed to HSBC’s satisfaction;

(f)	HSBC consents to the change, which consent will not be unreasonably withheld; or

(g)	that individual Key Personnel is dismissed for serious or gross misconduct, or any other justifiable reason.

7.3	If any of the Key Personnel become temporarily unavailable the Supplier shall, acting reasonably, take such steps as may be necessary to ensure the continuation of the Services.

7.4
Before assigning a replacement employee to the role formerly undertaken by any Key Personnel the Supplier shall: (i) provide HSBC or the relevant HSBC Group Member with a curriculum vitae and any other information about the individual reasonably requested by HSBC or the relevant HSBC Group Member; and (ii) then introduce the individual to HSBC who will indicate within thirty (30) days after being introduced to that individual if it reasonably objects to the appointment of that individual as a member of Key Personnel, together with its reasons for such objections. If no such indication is received within that thirty (30) day period the individual will be deemed accepted as

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Key Personnel and the list in the relevant Local Services Agreement updated accordingly. If any such objection is received, the Supplier shall not assign the individual as Key Personnel.

7.5
HSBC may request a change to the identity of any Key Personnel (either by the removal of an individual or individuals from the list of Key Personnel in the relevant Local Services Agreement or inclusion of other Supplier Personnel on the list of Key Personnel in the relevant Local Services Agreement) subject to the consent of the Supplier, such consent not to be unreasonably withheld or delayed.

7.6
The parties acknowledge that the Key Personnel are likely to have access to Confidential Information which is critical to HSBC's effectiveness and competitiveness. The Supplier shall ensure that no Key Personnel shall provide any services (whether similar or dissimilar to the Services) to any Competitor of HSBC during the term of this Agreement at any time while they remain Key Personnel or for a period of six (6) months thereafter.

7.7
HSBC may require the Supplier to remove or procure the removal of any of the Key Personnel whom it considers to be unsatisfactory for any reason which has a material impact on such person’s responsibilities.

7.8	If the Supplier replaces the Key Personnel as a consequence of this paragraph 7, the cost of effecting such replacement shall be borne by the Supplier.
Part 4: Termination, Part Termination or Expiry of this Agreement

8.	Supplier Personnel Information

8.1
At least six (6) months before the expiry of this Agreement or any individual affected Local Services Agreement, or within twenty-one (21) days following service of notice of Termination or Part Termination, the Supplier shall, subject to any applicable legislation governing the use of personal data, within twenty-one (21) days of HSBC's or relevant HSBC Group Member’s request for the same, provide HSBC for itself, any HSBC Group Member or for any Successor Supplier, in respect of the then employees of the Supplier wholly or mainly engaged by the Supplier in the provision of the Services or such part of the Services subject to Part Termination (the Core Personnel), with the details set out in paragraph 3.1 in Part 1 of this Schedule.

8.2
From the date which is six (6) months before the expiry of this Agreement or any individual affected Local Services Agreement, or at any time following service of notice of Termination or Part Termination, the Supplier shall not and shall procure that the Supplier Affiliates shall not, without the prior written consent of HSBC such consent not to be unreasonably withheld or delayed:

(a)	increase the total number of employees who are Core Personnel;

(b)	make or propose any changes to the terms and conditions of employment of Core Personnel;

(c)
increase the proportion of working time spent on the Services by any Supplier or Supplier Affiliate employees (save for fulfilling orders previously requested by HSBC or if relevant any HSBC Group Member).

8.3	Where the Supplier has provided information pursuant to paragraph 8.1 of this Part 4 (the Core Personnel Information), the Supplier shall:

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(a)	inform HSBC of any material change to the same;

(b)	use Reasonable Endeavours to clarify any matter on which clarification is reasonably requested by HSBC; and

(c)
use Reasonable Endeavours to co-operate with any other reasonable requests made by HSBC concerning the Core Personnel Information as soon as practicable and will use Reasonable Endeavours to do so within fourteen (14) days of any such change, discovery of new information, or receipt of such request.

8.4
HSBC agrees that any Core Personnel Information provided to it or to any potential Successor Supplier pursuant to this paragraph 8 shall be held by HSBC and any potential Successor Supplier in confidence, and that it shall use Reasonable Endeavours to:

(a)
restrict the disclosure of such Core Personnel Information to such employees of HSBC, any other HSBC Group Member, any potential Successor Supplier and their respective advisors as is necessary for the purposes of reasonable due diligence;

(b)	ensure that such Core Personnel Information shall not be used for any other reason other than the proposed transfer to a Successor Supplier; and

(c)	retain such Core Personnel Information for no longer than reasonably necessary, provided that HSBC's obligations under this paragraph 8 will be subject to any right or obligation to disclose any information imposed by law or by a court of competent jurisdiction or by any Regulator.

9.	Change To A Successor Supplier, Re-Transfer Provisions And Termination And Part Termination Of The Services

9.1
HSBC and the Supplier acknowledge and agree that where HSBC, any other HSBC Group Member or a Successor Supplier provides Replacement Services on or after the Termination Date or on a Part Termination Date, the provision of such Replacement Services subject to Part Termination, may (depending on the location and precise facts of each case) constitute a "relevant transfer" for the purposes of the Employment Regulations (a Re-Transfer). To the extent that the Employment Regulations apply, the contracts of employment of the Core Personnel and any applicable collective agreements will have effect from the Termination Date, or Part Termination Date as the case may be, as if originally made between HSBC, the other relevant HSBC Group Member or the Successor Supplier (as the case may be) and such Core Personnel (Re-Transferring Personnel), and in the case of any collective agreements between HSBC, the other relevant HSBC Group Member or the Successor Supplier (as the case may be) and the relevant trade union or other representative body.

9.2	Each party agrees in such circumstances to comply fully with all its respective obligations under the Employment Regulations.

9.3
HSBC shall use Reasonable Endeavours to procure that any Successor Supplier shall comply with its obligations pursuant to the Employment Regulations to provide the Supplier with all information which it reasonably requires in order to enable the Supplier to comply with any requirement to inform and consult with the Re-Transferring Personnel or their representatives pursuant to the Employment Regulations and HSBC shall use Reasonable Endeavours to procure that there is written

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into any contract with a Successor Supplier a paragraph requiring that any Successor Supplier shall indemnify the Supplier and keep the Supplier indemnified against each and every Employment Claim arising as a result of any failure by HSBC, any other HSBC Group Member or, as the case may be, the Successor Supplier to comply with such obligations.

9.4
Subject to paragraph 9.3 of this Part 4, the Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim arising out of any failure by the Supplier to comply with its obligations to inform and consult with its employees or their representatives pursuant to the Employment Regulations.

9.5
HSBC shall indemnify the Supplier and keep the Supplier indemnified against each and every Employment Claim brought against the Supplier relating to any of the Re-Transferring Personnel where such Employment Claim arises out of or relates to any act or omission of HSBC or any other HSBC Group Member or Successor Supplier in the period before or on or after the Termination Date or Part Termination Date.

9.6
The Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim brought against HSBC or any other HSBC Group Member arising out of or in connection with any claim by or on behalf of any Re-Transferring Personnel, which arises as a result of any act or omission of the Supplier relating to their employment with the Supplier before the Termination Date or Part Termination Date.

9.7	Without prejudice to paragraph 9.6 above, the Supplier shall indemnify HSBC and any other HSBC Group Member in the circumstances as set out in this paragraph 9.7.

(a)	This sub-paragraph operates in the following circumstances:

(i)
if any person who is an employee of the Supplier but not Core Personnel claims that his contract of employment has transferred from the Supplier or Supplier Affiliate to HSBC and any other HSBC Group Member and/or a Successor Supplier as a result of the Employment Regulations and claims that at the date of the claim, he is still employed by HSBC and any other HSBC Group Member and/or a Successor Supplier, or would have been so employed had he not been dismissed by HSBC and any other HSBC Group Member and/or a Successor Supplier; or

(ii)
if any Re-Transferring Personnel claims that his contract of employment has not been transferred to HSBC and/or a Successor Supplier as a result of the Employment Regulations and claims that he is still employed by the Supplier as at the date of the claim.

(b)	In either of these events, the following process will apply:

(i)	the Supplier and HSBC (or the other relevant HSBC Group Member), as the case may be, will notify the other within fourteen (14) days of becoming aware of any such claim;

(ii)	the Supplier and HSBC (or the other relevant HSBC Group Member) will consult with each other with a view to resolving such claims;

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(iii)
within twenty-one (21) days of such notification, the Supplier (in the case of paragraph 9.7(a)(ii) above) or HSBC and/or a Successor Supplier (in the case of paragraph 9.7(a)(ii) above) may offer employment to such person;

(iv)	within fourteen (14) days of the expiry of that twenty-one (21) day period, the other party may offer employment to such person; and

(v)
if, at the end of the periods set out in paragraphs 9.7(b)(i) to 9.7(b)(iv) (inclusive) above no such offer of employment has been made or such offer has been made but not accepted, then the Supplier or Supplier Affiliate (in the case of paragraph 9.7(a)(i) above) or HSBC and/or a Successor Supplier (in the case of paragraph 9.7(a)(ii) above) may, having notified the other party in writing, terminate the employment of such person.

(c)
Subject to HSBC and any other HSBC Group Member complying fully (and procuring that any Successor Supplier complies fully) with its obligations pursuant to the provisions of paragraph 9.7(b) above or acting in any other way as may be agreed between the parties, the Supplier will indemnify HSBC and/or any Successor Supplier against all and any Employment Claims arising out of such lawful termination of employment.

9.8	The indemnities provided in paragraphs 9.6 and 9.7 of this Part 4 shall be limited in the following ways:

(a)
they will cease to apply six (6) months after the Termination Date or Part-Termination Date if, by that date, no notification has been received by either HSBC or the Supplier or Supplier Affiliate pursuant to paragraph 9.7(b) above of an actual or proposed claim as defined in paragraph 9.6 above; and

(b)
they will not apply to any liability which is created or increased by any act or omission of the HSBC and/or a Successor Supplier save for HSBC and/or the Successor Supplier following the provisions of paragraph 9.7(b) above.

9.9	The Supplier shall warrant to HSBC and/or (if applicable) the Successor Supplier to the best of its knowledge and belief:

(a)
data to be disclosed under paragraph 8 of this Part 4 above will have at the Termination Date been complete and accurate in all respects and it discloses all material terms and conditions of employment of the Re-Transferring Personnel; and

(b)
save for benefits which accrue or are deemed to accrue to the Termination Date but are paid at a date later than the Termination Date, for which the Supplier shall remain liable on the basis of the time elapsed from commencement of the current financial year to the Termination Date as a proportion of the whole of the financial year, it will have satisfied all of its obligations by the Termination Date with respect to all outgoing and accrued liabilities in respect of the Re-Transferring Personnel, including wages, contractual bonuses, commission, holiday remuneration, payments of PAYE, tax, social security and national insurance contributions.

9.10	The parties shall fully and promptly co-operate in good faith to procure the smooth and lawful transfer of the Re-Transferring Personnel to HSBC or a Successor Supplier.

INTERNAL

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9.11
In the event that HSBC and/or any Successor Supplier offers employment to any Core Personnel who are not Re-Transferring Personnel and such offer is accepted by them, to commence on or after the Termination Date or Part Termination Date the Supplier shall waive any post-employment restrictions contained in their contracts of employment which would otherwise prevent them from commencing employment with HSBC and/or any Successor Supplier.

9.12
The Supplier shall provide no warranty, representation or recommendation to HSBC and/or any Successor Supplier as to the quality, credentials, qualifications, expertise or experience of any of the Re-Transferring Personnel.

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Schedule 8

[NOT USED]

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Schedule 9

GOVERNANCE

1.	Definitions and Introduction

1.1	The definitions used in this Schedule 9 (Governance) are as set out in clause 1.2 of this Agreement.

1.2	This Schedule sets out the governance model for this Agreement, including the roles and responsibilities of the parties required to maintain an effective working relationship.

1.3
In addition to the provisions of this Schedule 9 (Governance), the Supplier shall comply with the Terms of Reference. In the event of conflict the provisions of this Schedule 9 (Governance) shall prevail.

2.	Governance Model to be used

2.1	Establishment of the Governance Bodies
The Governance Bodies shall be established as set out in Annex 1 to this Schedule 9 (Governance).

2.2	Objectives

(a)	The parties intend that the governance regime set out in this Schedule shall assist in ensuring that:

(i)	the Services are provided in accordance with this Agreement;

(ii)	the provision of Services is regularly monitored to ensure compliance with this Agreement, and that appropriate and timely action is taken to deal with any risks, or issues that arise;

(iii)	both parties undertake their responsibilities in a timely and professional manner; and

(iv)	risks, and issues are pro-actively managed and mitigated until resolved in accordance with agreed timescales, in a co-operative manner.

(b)	The Supplier shall ensure that:

(i)	it is able to respond promptly and effectively to both predictable and unpredictable change (both by way of the Change Procedure and more generally by way of its approach to the Services);

(ii)	appropriate resource is made available on a regular basis such that the aims, objectives and specific provisions of this Agreement can be fully realised; and

(iii)
it makes appropriate arrangements for each of the governance meetings identified in this Schedule, including by sending timely meeting invites, and relevant meeting documentation and agendas at least forty eight (48) hours in advance of the meeting and meeting minutes at least forty eight (48) hours after the relevant meeting.

2.3	Key Roles and Responsibilities

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(a)
The parties shall appoint the following persons to act in the roles described in this paragraph 2.3 and attend the relevant meetings, on and from the Restatement Date. Further persons/roles relating to a particular Country shall be set out in the relevant Local Services Agreement, as applicable.

(b)
The parties shall ensure that their respective representatives in the governance model are empowered and authorised to resolve the issues before them. An HSBC representative will chair each of the governance meetings.

(i)	HSBC Roles and Responsibilities

Role Title	Role / Responsibility Description (without prejudice to the supplier's obligations set out in this Agreement)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]

(ii)	Supplier Roles and Responsibilities
The persons occupying the Supplier roles set out in the table below (and in relation to a specific Country, as may be set out in the relevant Local Services Agreement) shall be considered Key Personnel.

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Role Title	Role / Responsibility Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.	Roles of the Governance Bodies
The roles of the Governance Bodies is set out in Annex 1 of this Schedule 9 (Governance).

4.	General Governance and Contractual Control Mechanisms

4.1	Both parties shall pro-actively manage risks attributed to them under the Agreement.

4.2	The Supplier shall develop, operate, maintain and amend, as agreed with HSBC, processes for:

(a)	the identification, management and mitigation of risks and issues. Each risk should have a clear action plan which includes timescales for resolution and an owner accountable;

(b)	management of identified benefits; and

(c)	document control and management,
and shall ensure that it raises risks and issues or potential risks and issues at the earliest opportunity with the Supplier’s relevant HSBC counterparts (in any event in advance of the meetings at which these issues will be discussed), so that the meeting time can be focused on resolution, action planning or guidance.

5.	Governance Principles

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In addition to performing their respective governance obligations as set out in the Agreement (including their respective duties as part of the Governance Bodies set out in this Schedule 9 (Governance) and the Terms of Reference the parties shall perform their governance obligations in accordance with the following principles:

5.1	the time and resource costs of complying with their respective governance obligations shall be borne by the party incurring that cost;

5.2	any Changes involving this Agreement shall be processed through the Change Procedure;

5.3
each Governance Body shall endeavour to resolve the issues and achieve the objectives and shall be empowered to make relevant decisions or have access to empowered individuals for decisions to be made; and

5.4
HSBC may, on written notice, change the structure or number of the Governance Bodies or any purpose, responsibilities, frequency of meetings and reporting lines from time to time throughout the Agreement, provided that this does not materially increase the Supplier's costs in complying with this Schedule 9 (Governance).

6.	Service Continuity

6.1	Purpose

(a)	The purpose of Service continuity in relation to personnel is to ensure that key roles/positions are covered with the appropriately skilled Supplier Personnel, to maintain the Service.

(b)	The obligations of the Supplier in this section are subject to the provisions of Schedule 7 (Human Resources) insofar as they apply to Key Personnel.

6.2	Service Continuity Management

(a)	The Service continuity management Services (Service Continuity Management) shall include management of any resourcing issues, based on staff absence or service failure notification.

(b)
The Supplier shall "fill" any Service continuity "gaps" arising from leave or extended periods of absence of Supplier Personnel by a temporary secondee from the Supplier group, until a permanent replacement is sourced.

(c)	In the event of an actual or potential Service continuity "gap" between personnel, the Supplier shall notify the relevant Global/Regional MSI Manager.

(d)
Where reasonably possible the Supplier shall notify HSBC a minimum of three (3) weeks in advance of any Service continuity 'gaps' or where this is not reasonably possible the Supplier shall do so promptly and without delay.

7.	Meetings

7.1
Annex 1 of this Schedule 9 (Governance) sets out the management meetings that shall be held in relation to this Agreement and the intended frequency of these meetings. Such frequency may change from time to time as reasonably required by HSBC.

7.2	Other ad hoc meetings shall take place pursuant to this Agreement, including:

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(a)	industry best practices workshops, as further described in Schedule 3 (Services);

(b)
Learning Design Project kick-off meetings, within five (5) Working Days of the completion of each Service Order, as further described in Schedule 3 (Services), Schedule 11 (Service Orders), and the relevant Service Order; and

(c)	Learning Design Project post implementation review meetings;

7.3
The parties shall ensure that appropriate representatives attend each meeting. If any of the persons referred to in the above table are unable to attend a meeting, the relevant party may appoint a substitute, provided that such substitute has the relevant delegated authority and is authorised to deal with the items on the agenda at such meeting.

7.4	HSBC may on reasonable prior notice to the Supplier replace any of the nominated individuals or alter the roles of the individuals who are nominated to attend any given meeting.

7.5	The Supplier shall ensure that appropriate information is provided to HSBC either prior to, or at each meeting, as required by HSBC, to support the agenda of such meeting.

7.6
The Supplier shall take minutes at each meeting and issue these to meeting attendees within two (2) Working Days of each meeting. Minutes will, subject to any amendments required by HSBC, be approved at the next relevant meeting.

7.7	Any decisions reached in a governance meeting shall not be deemed valid unless the meeting quorum is met as specified in the terms of reference for each meeting.

8.	Reporting Requirements

8.1	The Supplier shall provide the following reports to HSBC:

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Report Requirement	Global/Regional/Local	Frequency	Deadline
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

8.2
The Supplier shall deliver the reports set out above, any other reports being delivered to HSBC in the Year immediately prior to the Restatement Date and any reports otherwise set out in this Agreement ("Reports").

8.3	HSBC may, in its discretion, add, amend or remove Reports from the scope of this Agreement. In the event that:

(a)
HSBC removes or reduces the scope of reports from this Agreement, then it shall be entitled to a commensurate reduction in Charges to reflect the reduce effort involved in the production of such reports; and

(b)
HSBC adds or increases the scope of reports and this results in material additional cost to the Supplier to deliver such reports, then the Supplier shall be entitled to additional Charges, to be agreed via the Change Procedure.

INTERNAL

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9.	Conflicts of Interest

9.1
The Supplier shall do whatever is required to avoid Conflicts of Interest arising. If a Conflict of Interest does arise then, without prejudice to HSBC's other rights under the Global Services Agreement and Local Services Agreements, the Supplier shall minimise the impact and address the circumstances giving rise to the Conflict of Interest.

9.2
Without prejudice to its general obligations in clause 5.4(f), or 5.4(i), the Supplier shall ensure that it implements and complies with processes and controls (Conflicts of Interest Requirements) to identify, minimise, mitigate and address any Conflict of Interest that might or does arise in the performance of its obligations under this Agreement and any Local Services Agreements. If any Conflict of Interest might or does arise, the Supplier will notify HSBC immediately upon becoming aware of the Conflict of Interest and follow HSBC's reasonable instructions in relation to it.

9.3
Where the Supplier has taken action in respect of the Conflict of Interest to cause a detriment to HSBC or an HSBC Group Member, if the parties have not resolved the dispute pursuant to the Dispute Resolution Procedure or otherwise, HSBC may terminate the affected Local Services Agreement on immediately effective notice and without any liability.

10.	Disputes

10.1
Subject to paragraph 5 (Disputed Invoices) of Schedule 5 (Charges), if at any time a dispute arises out of or in connection with this Agreement, representatives of HSBC and the Supplier shall in the first instance meet in good faith with a view to resolving the dispute within a period of fifteen (15) Working Days from the day the dispute first arises.

10.2	Should the parties not be able to resolve the dispute within fifteen (15) Working Days, then both parties shall refer the matter to their own appropriate senior manager(s) respectively for resolution.

10.3
Where the parties are not HSBC Global Services (UK) Limited and GP Strategies Limited, if the senior manager(s) of the parties are unable to resolve the dispute within a further ten (10) Working Days, then both parties shall refer the matter to an appropriate senior manager(s) of HSBC and the Supplier respectively for resolution.

10.4
If the relevant senior manager(s) of HSBC and the Supplier respectively are unable to resolve the dispute within a further ten (10) Working Days, then the parties may, by agreement, attempt to settle the dispute by mediation in accordance with the Centre for Effective Dispute Resolution (CEDR) Model Mediation Procedure. To initiate mediation the initiating party must give notice in writing to the other party and send a copy of the notice to CEDR. The mediation will start not later than twenty (20) Working Days after the notice. Subject to paragraph 10.6, the parties agree not to commence any court proceedings in relation to the dispute until they have attempted to settle the dispute by mediation and that mediation has either terminated or failed or the other party has failed to participate in the mediation, provided that the right to issue proceedings is not prejudiced by a delay.

10.5	Unless otherwise agreed in writing, the costs of any mediation carried out pursuant to this paragraph shall be shared equally between the parties.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.6
Nothing in this Agreement shall prevent either party from taking such action as it deems appropriate (including any application to a relevant court) for injunctive or other emergency or interim relief in relation to its Intellectual Property Rights or Confidential Information (or the Intellectual Property Rights or Confidential Information of, in the case of HSBC or any HSBC Group Member or the Intellectual Property Rights or Confidential Information of, in the case of the Supplier or any Supplier Affiliate).

10.7
For the avoidance of doubt, in the event of any dispute the Supplier will continue to comply with its obligations under this Agreement and will procure the continued delivery of any and all Services fully in accordance with its obligations under this Agreement.

11.	Reference
Where the Supplier is bidding for a Qualifying Project, it shall be required to include HSBC as a client referee by reference to this Agreement and the Services provided hereunder, subject to approval from either the HSBC Global Head of Learning, Global Head of Delivery or Global Head of Design (as most applicable to the Qualifying Project), which such approval the Supplier shall seek. HSBC agrees that it shall provide such reference when contacted by a third party in connection with a Qualifying Project. For the purposes of this provision, a Qualifying Project means a project any services for an entity of similar standing to HSBC in any jurisdiction and for a similar scope of services to any of the Services set out in this Agreement.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1: GOVERNANCE BODIES

The parties shall form the Governance Bodies set out in this Annex 1 to Schedule 9 (Governance), which shall meet at the frequencies set out in the relevant table.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Governance Body	Areas of Focus	Key Documentation	HSBC Global Attendees	Supplier Global Attendees
Quarterly Performance Review

Frequency: To be delivered Quarterly with the exception of Q1 of each Year being the "strategic performance review" of the previous year with the strategic objectives for the current Year.

Objectives with supporting documentation shall be presented in each Quarterly Performance Review.

Output:
•    Minutes detailing agreed actions including timelines against performance trends and service improvements

Financial Performance: monitoring general performance trends rather than individual monitoring of Operational Measures for all services provided by the Supplier and should at minimum include:
•    Financial performance, proposed strategy and benefits aligned to HSBC strategy
•    Updates related to key services including achievement of the agreed business case to include charges and volume with an executive summary supported by relevant data
•     Review of the Resource Matrix and identify appropriate management aligned to HSBC’s deployment plan
•    Actions against previous quarterly meeting

Supplier Performance: review improvement plan or progress against specific deliverables to bring performance to the required level which at minimum should include:
•    Regional summaries including highlights, performance feedback, issues and risks;
•    Improvements initiatives against Customer Satisfaction Survey aligned to services where progress related to agreed key actions, impact, measurements and status is provided;
•    Successes and opportunities against agreed priorities;
•    Risks  associated with Quarterly activity and mitigating activities to resolve;
•    Learning Vendor update with reporting metrics as outlined in Schedule 3, appendix 3-D.

Contractual Compliance: review audit results or due diligence action plans against contractual obligations, incident and risk control management including:
•    Review and discuss NPS scores and progress against remediation plans (if applicable);
•    Issues arising out of material shift in market conditions in any jurisdiction;
•    Invoice management with dispute escalation and resolution.

Future Focus:
•    Tracking innovation and continuous improvement initiatives;
•    HSBC initiatives requiring support from the Supplier;
•    Issues arising in respect of unanticipated high levels of demand by HSBC, not addressed via the demand planning processes;
•    Issues arising out of material shift in market conditions in any jurisdiction.

		[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Governance Body	Areas of Focus	Key Documentation	HSBC Global Attendees	Supplier Global Attendees
Regional Performance Forum

- to be held on a Regional basis as determined by HSBC.

Frequency: Bi-Monthly, in advance of the Quarterly Performance Review

Objectives with supporting documentation shall be presented in each Regional Performance Forum.

Output:
•    Minutes detailing areas of high risk or high opportunity that feeds the Quarterly Performance Review

Financial Performance:
•    Review performance over the previous period, using management information and financial dashboard data to assess and build on customer satisfaction results related to continuous improvement plans
•    Key metrics that are displayed in a format that is easy to consume, with achieve/not achieved against Operational Measures and Super KPI overall achievement and tracking;
•    Updates related to key services including achievement of the agreed business case to include charges and volume with an executive summary supported by relevant data.

Supplier Performance:
 Discussion around priorities, opportunities, challenges and continuous improvement and should at minimum include:
•    Improvements initiatives against Customer Satisfaction Survey aligned to services where progress related to agreed key actions, impact, measurements and status is provided;
•    Regional summaries including highlights, performance feedback, issues and risks;
•    Review of the Resource Matrix and identify appropriate management aligned to HSBC’s deployment plan;
•    Management of escalated issues from the service teams where (i) the issue is Supplier rather than service specific, or (ii) where the issue the service teams are unable to resolve the issue locally

Contractual Compliance: review audit results or due diligence action plans against contractual obligations, incident and risk control management including:
•    Management of escalated issues from the service teams where the issues are related to contractual obligations where the local teams are unable to resolve;
•    Invoice management with dispute escalation and resolution.

		[***]	[***]	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Governance Body	Areas of Focus	Key Documentation	HSBC Global Attendees	Supplier Global Attendees
Transactional Conversations

Frequency: Weekly

Objective: to have the Global meeting replicated in the applicable Region/Country (as required by HSBC)

Output:
•    Minutes detailing areas of high risk or high opportunity that feed the Regional meetings.

Every day engagement: Day to day operational management of the service to ensure the Supplier is delivering what is required including:
•    Managing any Incidents/interactions
•    Update on all pipeline/in-flight Programmes/Projects
•    Performance including delivering aligned to demand plan requirements with take up process report
•    Key/significant initiatives to be discussed and endorsed

Contractual Compliance: Management of escalated issues from the service teams where the issues are related to contractual obligations where the local teams are unable to resolve
•    Invoice management with dispute escalation and resolution
		[***]	[***]	[***]

Learning Design Services
In respect of Learning Design Services, the parties shall attend Quarterly strategic meetings and weekly operational meetings with such appropriate attendees as HSBC may require. The parties shall, within a reasonable timeframe of the Restatement Date, agree in writing further detail to the required Governance Bodies and meeting frequencies/descriptions, which once agreed shall be added to this Schedule via the Change Procedure.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 10

APPROVED SUB-CONTRACTORS

The Supplier may use the following listed Supplier Affiliates and/or the following listed Sub-Contractors to provide the corresponding elements of the Services:

Name of Supplier Affiliate/ Sub- Contractor	Registered Address and Registered Number	Element of Services to be provided: (1) Design Services (2) Delivery/Facilitation (3) Technology Services (4) Learning Consultancy (5) Administration	Country in which it will provide Services	Duration of appointment
[***]	[***]	Technology	United Kingdom ALL REGIONS	Life of Agreement
[***]	[***]	Technology	United Kingdom	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	UAE	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	Australia	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	China	Life of Agreement
General Physics Corporation Mexico, S.A. de C.V. (S/A)	Sor Juana Ines de la Cruz No 14 Int No 303, San Lorenzo, 54000. Tlalnepantla Mexico GPC971119FH4	Design Services Delivery/Facilitation	Mexico Argentina Brazil	Life of Agreement
GP Strategies Colombia Ltda. (S/A)	Calle 71 No 11-10 Of. 801, Edificio Corecol- Bogota, Colombia NIT. 900211067-3	Design Services Delivery/Facilitation	Colombia Mexico Argentina Chile	Life of Agreement
GP (Shanghai) Consulting Co, Ltd. (S/A).	Room 18A, 993 West Nanjing Rd, Shanghai 200040, China 310000400537136 (Jingan)	Design Services Delivery/Facilitation	China ASIA REGION	Life of Agreement
GP Canada Co. (S/A)	1959 Upper Water Street, Suite 900, Halifax, Nova Scotia Canada B3J 3N2 3214365	Design Services Delivery/Facilitation Learning Consultancy	Canada United States	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GP Strategies India Private Limited (S/A)	No 4 / 363 Kandanchavadi Old Mahabalipuram RoadBlock B , 1st & 2nd floor, Chennai - 600096 U74999TN2006PTC06 1890	Design Services Delivery/Facilitation Learning Consultancy Administration	India ASIA REGION	Life of Agreement
GP Strategies Singapore (Asia) Pte Ltd (S/A)	78, Shenton Way, #26-02A, Singapore 079120 198802356M	Design Services Delivery/Facilitation Learning Consultancy	Singapore ASIA REGION	Life of Agreement
GP Strategies Limited (S/A)	Unit 2 Bredbury Business Park, Bredbury Parkway, Bredbury, Stockport SK6 2SN No 8003789	Design Services Delivery/Facilitation Learning Consultancy Administration Technology	United Kingdom ALL REGIONS	Life of Agreement
GP Strategies Deutschland GmbH (S/A)	Obere Bahnhofstrasse 41 D-82110 Germering Germany HRB 160370	Design Services Delivery/Facilitation	Germany	Life of Agreement
GP Strategies France S.A.R.L. (S/A)	E Space Park Batiment C, 45 Allee Des Ormes, 06250 Mougins, France 203 B663	Design Services Delivery/Facilitation	France	Life of Agreement
GP Strategies Corporation - South Africa Branch (S/A)	975 Sandton Country Club Estate, Gallo Manor, 222 Bowling Ave, Johannesburg 2052 2012/070065/10	Delivery	Africa	Life of Agreement
GP Strategies (Hong Kong) Limited (S/A)	Room 602, Taurus Building, 21 A/B Granville Road, Tsimshatsui, Hong Kong 1194414	Design Services Delivery/Facilitation Administration Learning Consultancy	Hong Kong ASIA REGION	Life of Agreement
GP Strategies Corporation (S/A)	11000 Broken Land Parkway Columbia, Maryland 21044 USA	Design Services Delivery/Facilitation Learning Consultancy Administration Technology	All REGIONS	Life of Agreement
GP Strategies Middle East FZ- LLC	Office 306, Block 12, Dubai International Academic City, Dubai, UAE 92036	Delivery/Facilitation Learning Consultancy Administration	EMEA REGION	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GP Strategies Australia Pty Limited	Level 15, 1 O’Connell Street, Sydney, NSW 2000 607749708	Delivery/Facilitation Learning Consultancy Administration	ASIA REGION	Life of Agreement
GP Strategies (Taiwan) Limited	3F, No. 170, Tun HuaNorth Road, Sungshan District, Taipei City, Taiwan 54653013	Delivery/Facilitation/ Learning Consultancy Administration	Taiwan	Life of Agreement
GP Strategies Egypt, LLC	25 Mecca Street Al Mohandessin Giza, Egypt 70234	Delivery/Facilitation Learning Consultancy Administration	EMEA REGION	Life of Agreement
GP Treinamento Brasil Ltda	1.461, Brigadeiro Faria Lima Avenue 8º floor, Room 82B Jardim Paulistano 01452-002 NIRE 35.227.997.742	Delivery/Facilitation Learning Consultancy Administration	LATAM REGION	Life of Agreement
GP Strategies (Malaysia) Sdn Bhd	Suite 2-4, Level 2, Tower Block, Menara Milenium, Jalan Damanlela, Pusa, Bandar Damansara, 50490 Kuala Lumpur, Malaysia 1085763-K	Delivery/Facilitation Learning Consultancy Administration	ASIA REGION	Life of Agreement
GP Philippines Inc.	Philam Life Tower, 8767 Paseo de Roxas Avenue, Makati City 1226 Philippines CS201407732	Delivery/Facilitation Learning Consultancy Administration	ASIA	Life of Agreement
GP Strategies Argentina S.R.L.	Uruguay 775, Piso 8o Ciudad Autonoma de Buenos Aires 9073 Libro 141 de Sociedad de Responsibilidad Limitada	Delivery/Facilitation Learning Consultancy Administration	LATAM	Life of Agreement
GP Strategies Danismanlik Ltd. Sti.	Hakki Yeten Cd. Selenium Plaza No. 10/CK. 5-6 Fulya Besiktas Istanbul TR 890065/0	Delivery/Facilitation Learning Consultancy Administration	EMEA	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GP Strategies Switzerland GmbH	c/o Marcus Alder Thouvenin Rechtsanwalte Partner Klausstrasse 33 CH-8034 Zurich CHE-490.594.538	Design Services Delivery/Facilitation	Switzerland	Life of Agreement
[***]	[***]	Design Services	United Kingdom ALL REGIONS	Life of Agreement
[***]	[***]	Design Services	United Kingdom ALL REGIONS	Life of Agreement
[***]	[***]	Delivery/Facilitation Learning Consultancy	ASIA REGION	Life of Agreement
[***]	[***]	Technology	United States ALL REGIONS	Life of Agreement
[***]	[***]	Delivery/Facilitation	United Kingdom ALL REGIONS	Life of Agreement
[***]	[***]	Delivery/Facilitation	France,UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	Argentina,Australia,Bahrain,Brazil,Brunei,Canada,China,Turkey,UAE,UK,USA,Vietnam	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Canada,USA,Germany,Italy,Finland,Netherlands,Denmark,Turkey,South Africa	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Design Services, Delivery Facilitation	UK,Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,Balkans,Bulgaria,Czech Republic,Germany,Gibraltar,Greece,Hungary,Ireland,Malta,Netherlands,Poland,Romania,Switzerland	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK,USA,Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Design Services, Delivery Facilitation	UK,France,Germany,Hong Kong,Australia,Japan,China,India,Singapore,Indonesia,Taiwan,USA,Canada	Life of Agreement
[***]	[***]	Delivery/Facilitation
India,Hong Kong,UAE,Egypt,USA,UK,Turkey,Thailand,Switzerland,Spain,Singapore,Shi Lanka,Shanghai,Saudi Arabia,Qatar,Portugal,Oman,Netherlands,Monaco,Malaysia,Kuwait,Italy,Ireland,Greece,Germany,France,Belgium
Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	India	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,Singapore,USA,UAE,India,Indonesia,China,Canada,Malaysia,Oman,Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA,Mexico,Brazil,Canada,France,UK,Egypt,UAE,Kazakhstan,China,Hong Kong,Malaysia,Singapore,Taiwan,Australia	Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Malaysia	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	North America,Argentina,Brazil,Chile,Mexico,China,Hong Kong,Singapore,Taiwan,Australia,France,Germany,Netherlands,Spain,Switzerland,UK,Denmark,Finland,Norway,Sweden	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,USA,UAE,Australia,New Zealand,South Africa,Sweden,Isreal	Life of Agreement
[***]		Delivery/Facilitation	Bulgaria	Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Germany	Life of Agreement
[***]	[***]	Delivery/Facilitation	Ireland	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	France,Germany	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]		Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UAE	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,Hong Kong,China,India,Australia	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico,USA,Canada,Bermuda,Germany,Austria,Switzerland,UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	USA,UAE,Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]		Delivery/Facilitation	UK	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UAE,Qatar,Bahrain,Saudi Arabia,Oman	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Brazil	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Argentina	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Delivery/Facilitation	Malaysia	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	USA,UAE,UK,Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	India,China,Shi Lanka,Malaysia,Egypt,Phillipines	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico,Argentina,USA,Canada,Brazil,Chile,UK,Saudi Arabia,Spain,India,India,Hong Kong,China,Malaysia,Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico,Chile,USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]		Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Argentina,Australia,Brazil,Canada,China,Egypt,Finland,France,Germany,Hong Kong,Hungary,India,Japan,Korea,Malaysia,Mexico,Phillipines,Singapore,Spain,Taiwan,Turkey,UAE,UK,USA	Life of Agreement
[***]		Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Canada	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA,UK,Germany,Netherlands,France,Austria,Ireland,Luxembourg,Belgium,Switzerland,Canada,Australia,Japan,Thailand,Singapore,Taiwan,Malaysia,Hong Kong	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement
[***	[***]	Design Services, Delivery Facilitation	UK,USA,Germany,Switzerland,France,Canada	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,USA,Sweden,Japan	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Design Services	UK	Life of Agreement
[***]		Design Services	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	Malta	Life of Agreement
[***]	[***]	Delivery/Facilitation	Bermuda	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]		Delivery/Facilitation	Hong Kong,Malaysia,Singapore,Vietnam	Life of Agreement
[***]	[***]	Delivery/Facilitation	UAE	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	Australia,Belgium,Brazil,Czech Republic,France,Germany,Greece,Hong Kong,Hungary,Ireland,Italy,Lithuania,Mexico,UAE,Netherlands,Poland,Romania,Russia,Shanghai,Singapore,Spain,South Africa,Turkey,USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Brazil,USA,Mexico,France,Germany,Ireland,Italy,Netherlands,Poland,Portugal,Spain,Sweden,Switzerland,UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Malaysia	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Delivery/Facilitation	Argentina	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	India	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]		Delivery/Facilitation	#VALUE!	Life of Agreement
[***]		Delivery/Facilitation	Indonesia	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	#VALUE!	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Australia	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK,Canada,Australia,Hong Kong,India,Caribbean,USA,Belgium,Cyprus,China,France,Germany,Greece,Netherlands,Monaco,Poland,Portugal,Spain,Switzerland,Sweden,Turkey	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Mexico,USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA,Canada	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	UK,France,Turkey,Germany,Spain,Austria,Switzerland,Poland,Armenia,Czech Republic,UAE,Egypt,Qatar,Bahrain,Oman,Kuwait,Lebanon	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	USA	Life of Agreement
[***]		Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Argentina	Life of Agreement
[***]	[***]	Delivery/Facilitation	USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Indonesia,Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Malaysia	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Design Services, Delivery Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Singapore	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]	[***]	Delivery/Facilitation	Mexico,USA	Life of Agreement
[***]	[***]	Delivery/Facilitation	Sweden,France,Portugal,Germany,Spain,Italy,Russia	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]		Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	Canada	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	China,Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]		Delivery/Facilitation	Germany	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong,Singapore	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	Hong Kong	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	UK	Life of Agreement
[***]	[***]	Delivery/Facilitation	France	Life of Agreement

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 11

SERVICE ORDERS

1.	Definitions
The definitions used in this Schedule 11 (Service Orders) are as set out in clause 1.2 of this Agreement.

2.	Introduction

2.1	This Schedule 11 (Service Orders) sets out the procedure for agreeing Service Orders that shall apply to the provision of the following "Service Order Services":

(a)	Learning Design Services;

(b)	Learning Delivery Services; and

(c)	Professional Services.

2.2
The parties shall not require Service Orders for the provision of LAO Services, Account Management Services or Vendor Management Services save in respect of any invigilations and Local Variations agreed pursuant to Schedule 25 (Local Services Agreements References).

2.3	Each party shall bear its own costs in complying with their respective obligations set out in this Schedule.

2.4
The parties will use a form of Service Order that has been agreed by the parties and is in use as at the Restatement Date. The parties may agree to update or use alternative form of Service Order pursuant to the Change Procedure from time to time. In doing so, the Supplier shall work with HSBC in order to understand HSBC's requirements and incorporate HSBC's reasonable amendments to any such revised Service Order document. Any changes to the form of Service Order by the Supplier that have not been agreed pursuant to this paragraph 2.4 shall have no effect unless subsequently agreed by HSBC via the Change Procedure.

3.	Service Orders

3.1
Where HSBC requires the provision of Service Order Services by the Supplier, HSBC shall inform the Supplier accordingly and provide the Supplier with details of the proposed Service Order Services. Following such notification the parties shall work together to agree the objectives of the proposed Service Order Services, including identifying the following (where relevant):

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)	[***]

(f)	[***]

(g)	[***]

(h)	[***]

(i)	[***]

(j)	[***]

(k)	[***]

(l)	[***]

(m)	[***]

(n)	[***]

(o)	[***]

(p)	[***]

(q)	[***]

(r)	[***]

(s)	[***]

(t)	[***]

(u)	[***]

(v)	[***]

(w)	[***]

(x)	[***]

(y)	[***]

(z)	[***]

(aa)	[***]

(bb)	[***]

(cc)	[***]

(dd)	[***]

3.2
the Once the objectives of the proposed Service Order Services have been agreed pursuant to paragraph 3.1 above, the Supplier shall provide a draft Service Order to HSBC specifying details of the proposed Service Order Services, as soon as possible and in any event within ten (10) Working Days.

3.3	HSBC shall provide the Supplier with any further information reasonably necessary in order for the Supplier to complete the draft Service Order pursuant to paragraph 3.2.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4
HSBC shall evaluate the draft Service Order submitted by the Supplier pursuant to paragraph 3.2 within a reasonable time period and shall respond to the Supplier with any amendments to the draft Service Order, following which the Supplier shall evaluate the nature of such amendments and update and re-submit the draft Service Order to HSBC as soon as possible and in any event within five (5) Working Days (HSBC providing the Supplier with such information reasonably necessary in order for it to be able to make such re-submission).

3.5	If HSBC wishes to respond to any re-submitted draft Service Order, the parties shall repeat the procedure described in paragraph 3.4 above.

3.6
If HSBC approves the draft Service Order, the Supplier shall promptly provide a signed copy of such Service Order to HSBC, following which HSBC shall countersign such Service Order. The parties may agree a Change that permits alternative mechanisms to communicate their willingness to be bound to the terms of a Service Order, such as e-signatures or other electronic means of communicating such agreement (Alternative Signatures). The parties agree that for the purposes of the remainder of this Schedule, a reference to signatures, shall be deemed to include a reference to Alternative Signatures.

3.7	No Service Order shall take effect unless and until it has been signed by the Authorised Representatives of each party.

3.8
HSBC shall not be liable to pay any Charges (whether set out in Schedule 5 (Charges), a Local Services Agreement or a draft Service Order) for Service Order Services performed prior to a draft Service Order being signed by the Authorised Representatives of both parties and then only in accordance with the payment terms specified in that Service Order or as otherwise provided in this Agreement. If the Supplier proceeds with performing the Service Order Services or procuring and/or providing material prior to signature of an agreed Service Order, then such performance shall be at the Supplier's risk and expense.

3.9
If HSBC requires in writing the Supplier to respond to an urgent demand for Services whether by virtue of changes in Law or business circumstances (which HSBC shall reasonably determine) and that it would not be practicable to agree the content of the Service Order prior to performing the Service, HSBC may require the Supplier to immediately commence the Service and the parties will subsequently agree the detail of an appropriate Service Order which shall include Charges to the Supplier calculated pursuant to Schedule 5 (Charges) of this Agreement.

3.10	Fast Track Service Orders
Where HSBC requires the provision of Service Order Services by the Supplier on an expedited basis, the parties shall follow the same process as set out in paragraphs 3.1 to 3.8 above, save that the Supplier shall:

(a)	provide an initial draft Service Order to HSBC pursuant to paragraph 3.2 within two (2) Working Days rather than ten (10) Working Days; and

(b)	re-submit a draft Service Order to HSBC pursuant to paragraph 3.4 within one (1) Working Day rather than five (5) Working Days.

4.	Authorised Representatives

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.1
Only those individuals holding the roles specified below shall be authorised to sign a Service Order whether such Service Order Services are global, regional or local (although not all individuals are required to sign):

Service Type	HSBC Representatives	Supplier Representatives
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

7.	In Progress Projects

7.1	The parties agree the following in respect of In Progress Projects:

(a)
the Charges for any In Progress Projects shall be those in force when the relevant Service Order for the In Progress Project was entered into by the parties, pursuant to the terms of this Agreement prior to the Restatement Date; and

(b)
in the event that the parties wish to extend the term of delivery of any In Progress Project, then the parties must agree a new Service Order and the pricing set out in Schedule 5 (Charges) Further Amended and Restated Agreement shall apply.

7.2	Local In Progress Projects shall be specified in the relevant Local Services Agreement and the above paragraphs 7.1 shall apply.
Schedule 12

CHANGE PROCEDURE

1.	Definitions And Introduction
The definitions used in this Schedule 12 (Change Procedure) are as set out in clause 1.2 of this Agreement.

1.1
This Schedule 12 (Change Procedure) sets out the procedure that shall apply to the classification, processing and approval or rejection of Changes. Each party shall bear its own costs in complying with their respective obligations set out in this Schedule 12(Change Procedure).

1.2	The Change Procedure shall not be used to effect any variations to the paragraphs of this Schedule 12 (Change Procedure).

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Change Requests

2.1
Save as provided by the Agreement, in the event that HSBC requires a Change to the Services, HSBC shall submit a draft Change Form to the Supplier specifying details of the Change and its priority and following such submission:

2.1.1
the Supplier shall evaluate the feasibility of the proposed Change as soon as possible and in any event within such time period as reasonably specified by HSBC and shall respond to HSBC providing (i) full details of any impact on the Charges, or (ii) proposing an amendment to the proposed Change; and

2.1.2	HSBC shall provide the Supplier with all and any further information reasonably necessary in order for Supplier to respond pursuant to paragraph 2.1.1.

2.2
In the event that the Supplier wishes to suggest a Change to the Services by way of an addition to, variation of or cessation of the Services, the Supplier shall create and deliver a Change Form to HSBC providing full details of any impact on the Charges and implications on timescales.

2.3	The Supplier's activities in relation to paragraphs 2.1 and 2.2 above shall be undertaken at the Supplier's own cost and expense.

2.4
HSBC shall evaluate the Change Form submitted by the Supplier pursuant to paragraphs 2.1 and 2.2 within a reasonable time period and shall respond to the Supplier with any amendments to the Change Form, following which the Supplier shall evaluate the nature of such amendments and update and re-submit the Change Form to HSBC (HSBC providing the Supplier with such information reasonably necessary in order for it to be able to make such re-submission).

2.5	If HSBC wishes to respond to any re-submitted Change Forms, the parties shall repeat the procedure described in paragraph 2.4 above.

2.6
If HSBC approves a Change, the Supplier shall promptly complete and finalise the detail of the Change Form which shall set out full details of the Change, including its implication(s) on the Charges, the Services and the Operational Measures, and then provide a signed copy of such Change Form to HSBC. If HSBC approves such Change Form it shall countersign the Change Form.

2.7
No Change Form shall take effect unless and until it has been signed by the Authorised Representatives of each party. HSBC shall not be liable to pay any Charges for Services performed pursuant to a Change prior to a Change Form being signed by the Authorised Representatives of both parties. If the Supplier proceeds with performing the Services or procuring and/or providing material prior to signature of an agreed Change Form, then such performance shall be at the Supplier's expense.

2.8
If HSBC believes a Change is required to respond to an emergency whether by virtue of changes in Law or business circumstances (which HSBC shall reasonably determine) and that it would not be practicable to agree the content of the Change via the Change Procedure prior to implementation of the Change (an Emergency Change), HSBC may require the Supplier to immediately commence work to implement the Change and the parties will subsequently agree the detail of an appropriate Change Form. In such a situation, the Supplier shall use its Best Endeavours to comply with HSBC's request as soon as possible.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	Operational Change

3.1	The Parties may agree Operational Changes, via the Operational Change Process agreed between the parties from time to time in writing.

3.2	Operational Changes shall be used to agree amendments to the terms of any Service Order, provided any Charges related to such amendments are in accordance with the provisions of Schedule 5 (Charges).

3.3	An Operational Change is agreed when it has been approved by both parties in accordance with the Operational Change Process.

3.4	Either party may require that a change that has been presented as an Operational Change is re-classified as a Change which shall be agreed via the process set out in paragraph 2 above where:

3.4.1	the parties cannot agree the terms of such Operational Change;

3.4.2	where it is not possible to agree the Operational Change within a reasonable timeframe; or

3.4.3
where such change is not in the reasonable opinion of that party an Operational Change, including for the avoidance of doubt where it constitutes a change to this Agreement, requires a change to the Charges or otherwise changes the Services, Operational Measures or Super KPI. Accordingly, Operational Change requests may only be invoked in relation to matters which are catered for within the Charges for the Services.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4.4

APPENDIX 12‑A
Pro Forma Change Form

Change Form Number :
Change Form Number [ ] to the [ ] Agreement dated [ ] between HSBC and [ ] (the "Agreement").
Title of Change:
Originator:
Reason for Change (for information purposes only):
Description of Change :

[Note: Describe:
(1) What the change actually is i.e. what is changing from the existing scope
(2) What work will be performed so as to effect the change
(3) What the changed scope will look like]

Deliverables resulting from (a) the work to effect the change and (b) the changed scope:
Acceptance Testing and Criteria (where relevant):
Charges Relating to the Change:

[Note: This needs to specify
(1) the charges relating to the implementation of the change; and
(2) the charges that will apply to the changed services, if these have altered as a result of the change]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Timetable and milestones: [Note: describe the timescales for implementing the change, together with any individual milestone dates that needs to be achieved]
Change to the Operational Measures:
Other affected elements of the Agreement:
All defined terms in the Agreement shall, unless expressed to the contrary herein or the context otherwise requires, continue to have the same meanings where used in this Change Form. No provision of the Agreement, other than those expressly identified in this Change Form, shall be affected or amended by the content of this Change Form or performance of the Change. All such terms and conditions shall continue in full force and effect.

This Change Form Number [ ] shall be read in conjunction with the Agreement, all terms and conditions of which shall continue to have full force and effect, except to the extent as expressly altered (by reference to the affected clause or paragraph number) by this Change Form Number [ ].

Signatures: SIGNED for and on behalf of HSBC
Signature:
Full Name:
Position:
Date:
SIGNED for and on behalf of SUPPLIER
Signature:
Full Name:
Position:
Date:

Schedule 13

EXIT MANAGEMENT

1.	Definitions and Objectives

1.1	The definitions used in this Schedule 13 (Exit Management) are as set out in clause 1.2 of this Agreement.

1.2	The purpose of the Termination Services is:

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)
to enable the Supplier to cease providing the Services or such part of the Services which are to be terminated and for the Supplier or the Successor Supplier from the end of the Termination Period to undertake the Replacement Services; and

(b)
to eliminate or minimise any disruption or deterioration of the Services, or failure to achieve the Operational Measures or Super KPI, during and as a result of the handover from the Supplier and the commencement of the Replacement Services.

2.	Exit Plan

2.1
The Supplier and the Supplier Contracting Parties shall, within thirty (30) Working Days following the Restatement Date, produce an updated Exit Plan (based on the principles set out in this Schedule 13 (Exit Management) and updated to reflect the revised Services being provided pursuant to this Further Amended and Restated Agreement) for the orderly transition of the Services from the Supplier or relevant Supplier Affiliate to HSBC, any other HSBC Group Member or any Successor Supplier in the event of expiration or termination of this Agreement for any reason. Within twenty (20) Working Days after the submission of that Exit Plan, the parties will meet and use their respective Reasonable Endeavours to agree the contents of that Exit Plan, based on the principles set out this in Schedule 13 (Exit Management).

2.2	If the parties fail to agree an Exit Plan within three (3) months of the Restatement Date, then HSBC shall be entitled to terminate this Agreement immediately on such date.

2.3	The Supplier shall:

(a)
in accordance with each Local Services Agreement (except for One Off Local Services Agreements), update the Exit Plan to include each Country, respectively, within thirty (30) Working Days following the Restatement Date to be entered into pursuant to this Agreement, to reflect changes in the Services and to take account of any variations necessitated by the provision of Services in those Countries;

(b)
maintain and update the Exit Plan(s) regularly (meaning no less frequently than annually within twenty (20) Working Days of the commencement of each Year) throughout the Term and the Termination Period to reflect any changes in the Services;

(c)	provide all information and assistance reasonably necessary to effect the termination in accordance with the Exit Plan; and

(d)	jointly review and verify the Exit Plan if required by HSBC and promptly correct any identified failures.

2.4	The Exit Plan shall, amongst other things:

(a)	provide details of the Supplier functions and other resources that shall provide the Termination Services as agreed between the parties;

(b)	be designed to address all the issues set out in this Schedule 13 (Exit Management); and

(c)	provide a timetable, project milestones, generic timings, process, responsibilities of each of the parties and specify critical controls for providing the Termination Services.

2.5	Following the completion by the Supplier of the updates referred to above, the Supplier shall immediately submit the revised Exit Plan to HSBC for review. Within thirty (30) Working Days

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

after the submission of the revised Exit Plan, the parties will meet and use their respective Reasonable Endeavours to agree the contents of the revised Exit Plan, based on the principles set out in this Schedule 13 (Exit Management) and the changes that have occurred in the Services, any Supplier Systems and Supplier Personnel used to provide the Services since the Exit Plan was last agreed.

2.6
Within ten (10) Working Days after service of notice of termination (whether as to whole of the Services or part only) by either party or six (6) months prior to the expiration of this Agreement, the Supplier shall submit an Exit Plan update to reflect all changes to the Services since the last agreed plan in a form that could be implemented immediately to HSBC for review and approval. The parties shall meet and use their Reasonable Endeavours to agree the contents of the Exit Plan based on the principles set out in Schedule 13 (Exit Management). For the avoidance of doubt, the provisions of paragraph 3 below shall apply during such period.

2.7
Where there is any dispute between the parties regarding, or failure to agree, the manner in which the Termination Services are to be performed or the content of the Exit Plan, either party may on written notice to the other, refer that issue to the process set out in clause 26 (Disputes).

2.8
Subject to clause 21 (Confidentiality), prior to and during the Termination Period, the Supplier and the Supplier Contracting Parties shall provide, when requested by HSBC and at no cost, such information as HSBC reasonably requires for the purpose of seeking tenders from Successor Suppliers save to the extent that such support shall not extend to the Supplier providing commercially sensitive documents including for the avoidance of doubt any pricing information.

3.	Provision of Termination Services during the Termination Period

3.1
Following notice of termination of or six (6) months prior to expiry of this Agreement, the Supplier shall at the request of HSBC continue to provide, and will procure that its Sub-Contractors continue to provide the Services (as applicable) and will provide the Termination Services for the Termination Period as specified by HSBC or such shorter period as HSBC may require, and during such period the Charges will continue to be payable in accordance with Schedule 5 (Charges), together with the Termination Services Fees.

3.2
During the Termination Period, the Supplier shall, in addition to providing the Services and the Termination Services provide to HSBC any reasonable assistance requested by HSBC to allow the Services to continue without interruption or adverse effect on HSBC following the termination or expiration of this Agreement and to facilitate the orderly transfer of responsibility for and conduct of the Services to HSBC, any other HSBC Group Member or a Successor Supplier nominated by HSBC. The Supplier shall use Reasonable Endeavours to reallocate resources to provide these parts of the Services and Termination Services without additional costs.

3.3	During the Termination Period, where practical and without disrupting the Services or the Termination Services, and in any event by the end of the Termination Period:

(a)
the Supplier shall (at HSBC's option) transfer to HSBC, any other HSBC Group Member and/or any Successor Supplier all or any Assets which are paid for in full by HSBC under or in connection with this Agreement (at no cost to HSBC, any other HSBC Group Member or the Successor Supplier);

(b)	the Supplier shall, and shall procure that Sub-Contractors and Supplier Personnel shall, cease to use and shall transfer (or at the written request of HSBC but not otherwise)

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destroy all HSBC Data relating to or belonging to HSBC and/or any other HSBC Group Member in its possession to HSBC any other HSBC Group Member and/or any Successor Supplier, save to the extent that any data or other information is required for the purposes of providing the Termination Services or any other services to HSBC and/or any other HSBC Group Member under this Schedule 13 or the Exit Plan, also save to the extent that Sub-Contractors possess HSBC Data in connection with services provided to HSBC, any HSBC Group Member or any Successor Supplier separate from the Supplier or any Supplier Affiliate;

(c)
each party shall cease to use and return to the other party or at the other party's written request to destroy all Confidential Information of the other party and will certify that it does not retain the other party's Confidential Information, save to the extent that such information needs to be retained by the party in question for the purposes of providing or receiving the Services, Termination Services or other services to be provided during the Termination Period or Replacement Services.

3.4
HSBC, any other HSBC Group Member and/or any Successor Supplier may acquire at HSBC's option (but without any obligation to do so) at net book value, any of the Assets owned by the Supplier or Supplier Contracting Party (and at least book value in the case of any Assets leased by the Supplier or Supplier Contracting Party) which, at the date of the notice of termination are:

(a)	necessary to provide the Services; and

(b)	exclusively used to provide services to HSBC by the Supplier or Supplier Contracting Party;

(c)
at the written request of HSBC (but not otherwise), the Supplier shall, and shall procure the Supplier Contracting Parties and Supplier Affiliates shall, use their Reasonable Endeavours to obtain an assignment, novation or licence for HSBC, any other HSBC Group Member and/or any nominated Successor Supplier for any third party contracts or licences required to perform the Replacement Services (including equipment leases, maintenance and support agreements, Software and hardware maintenance agreements, agreements relating to Supplier Intellectual Property, and Third Party Intellectual Property used by the Supplier in the provision of the Services) required to be transferred by HSBC (at its sole discretion); and

(d)
at the written request of HSBC (but not otherwise), the Supplier shall, and shall procure that the Supplier Contracting Parties and Supplier Affiliates shall, provide all training and transfer all know-how (other than know-how falling within the definition of the Supplier’s Confidential Information) relating to the provision of the Services to HSBC, any other HSBC Group Member and/or its nominated Successor Supplier required to be transferred by HSBC (at its sole discretion).

3.5	The Supplier shall, and shall procure the Supplier Contracting Parties and Supplier Affiliates shall, take all reasonable steps to mitigate the amount of Termination Services Fees payable by HSBC.

3.6
HSBC and each HSBC Contracting Party shall be entitled, by giving written notice at any time prior to the end of the Termination Period, to require the Supplier or Supplier Contracting Party to continue to supply the Services for a period of up to twelve (12) months from the end of the

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Termination Period for the purpose of transitioning to a Successor Supplier. The rates payable shall be equivalent to the rates underlying the Services, except where higher rates may be necessary or appropriate to ensure retention of Supplier Personnel and provided always that any such higher rates are agreed in advance with HSBC in accordance with Schedule 5 (Charges) and that the Supplier can demonstrate to HSBC's satisfaction that: (i) current Supplier Personnel resource cannot be redeployed to provide such Services such that the costs in respect of which Supplier Personnel fall within the Charges; and (ii) that the higher rates proposed are in fact the lowest possible rates available on which to secure the continued support from such Supplier Personnel.

4.	Continuation Services

4.1
Commencing at the start of any Termination Period, the Supplier shall comply with any HSBC request to provide Continuation Services. HSBC shall identify which of the Continuation Services are to continue during the Termination Period and which are to be ceased within such shorter period as the Supplier may specify.

4.2
The parties shall jointly agree how to ensure that the Operational Measures continue to be met in respect of the Continuation Services. The Supplier shall not remove any Key Personnel or reduce Supplier Personnel levels without HSBC's prior written consent.

4.3
The parties agree that, upon the termination or expiry of this Agreement and at the request of HSBC, the Supplier shall provide Continuation Services until the end of the Termination Period on the same terms and at the rates in effect at such time for such Services as specified in Schedule 5 (Charges), or if such services are new and not specified in Schedule 5 (Charges), at mutually agreed-upon rates not to exceed the relevant rates set out in Appendix 5‑F of Schedule 5 (Charges), provided that the Supplier shall not be entitled to recover twice for the provision of the same Services.

4.4	Subject to the terms of the Agreement, in this Schedule 13 (Exit Management) and the Exit Plan, a reference to the Supplier includes any other person nominated by the Supplier.

4.5	If the terms of the Exit Plan are incomplete, unclear or ambiguous, then they are to be interpreted and construed by reference to this Schedule 13 (Exit Management).

5.	Further Tenders
The Supplier shall assist with providing applicable information, as part of the Exit Plan, to the Successor Supplier in any tender process conducted for the provision of the Replacement Services.

6.	Equipment

6.1
The Supplier shall arrange for the removal, delivery and installation (which in respect of laptops or other portable devices shall mean connection to a power source, as applicable) of any equipment, material and documentation owned or leased by the Supplier and used in the provision of the Services, which is in the Supplier's possession or control in connection with the Services. In addition, if and to the extent that of any equipment, material and documentation owned or leased by HSBC is in the Supplier’s possession or control in connection with the Services, then the Supplier shall also arrange for the removal, delivery and installation (as clarified above), at

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HSBC's direction, of any such equipment, material and documentation. The cost of such removal, delivery and installation shall be borne by the Supplier.

6.2
The Successor Supplier shall have the option to purchase any assets owned by the Supplier or which are within its control and which have been wholly or substantially used in the provision of the Services. As part of the Exit Plan, the Supplier shall promptly provide the Successor Supplier with a list of such assets, together with such accompanying information as may be relevant or as the Successor Supplier may reasonably require. If the Successor Supplier elects to purchase some or all of such assets, it may serve notice(s) upon the Supplier, identifying which assets it wishes to purchase and the Supplier will promptly do all such things as may be reasonably required to assign title in such assets to the Successor Supplier in “AS IS” condition upon receipt of payment thereof. The amount payable by the Successor Supplier for such assets shall be agreed between the parties or, failing agreement, within ten (10) days of service by the Successor Supplier of the written notice, the price shall be the asset's net book value, which in default of agreement between the parties shall be determined by an expert appointed by HSBC, whose costs shall be borne equally by the parties.

7.	Data and Materials

7.1	The Supplier shall assist the Successor Supplier in transporting, loading and running the Supplier data and materials relating to the Services.

7.2	The Supplier will return or destroy (at HSBC's option) any HSBC-related Confidential Information and any HSBC Data.

8.	Employee and Subcontractors

8.1
The Supplier shall assist the Successor Supplier by liaising with any Sub-Contractors to ensure that the termination is performed in accordance with the obligations under the Agreement, each Local Services Agreement, and the Exit Plan.

8.2
Where the Supplier has entered into any contracts with Sub-Contractors or other third parties in relation to the provision of the Services it shall provide a list of such contracts (including details of the subject matter) to HSBC promptly following written request from HSBC following the commencement of the Termination Period. At HSBC's request, the Supplier shall, and shall use its Reasonable Endeavours to procure that the relevant Sub-Contractor or third party shall enter into a novation of any such contract to the Successor Supplier substantially in the form set out at Schedule 22 (Standard Form Novation Agreement).

8.3
Subject to the other provisions of this Schedule 13 (Exit Management) and the Agreement generally, the Supplier shall as soon as reasonably practical after a request, provide information and instruction to the Supplier Personnel which could reasonably be expected to enable the Successor Supplier, or to such other third parties as the Supplier may, at its absolute discretion, appoint, to provide services similar to the Replacement Services with minimum disruption and in accordance with Operational Measures similar to the Operational Measures. This instruction includes the Supplier assigning the Supplier Personnel to work with the Successor Supplier employees to facilitate necessary knowledge transfer from the Supplier to the Successor Supplier as set out in paragraph 10 below.

8.4	The Supplier shall comply with the provisions of Schedule 7 (Human Resources) during the Termination Period.

INTERNAL

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9.	Knowledge Transfer
Subject to the provisions of clause 21 (Confidentiality), the Supplier shall provide (and procure that the Supplier Personnel shall provide) for the transfer of necessary knowledge reasonably required for the provision of the Services, which may, as appropriate include information, records and documents. To facilitate the transfer of knowledge from the Supplier to the Successor Supplier, or to such other third parties as the Successor Supplier may, at its absolute discretion, appoint, the Supplier shall explain the relevant procedures and operations to the Successor Supplier's personnel.

10.	Operational Transition

10.1
The Supplier shall perform the activities identified in the Exit Plan as required to effect a smooth transfer of operational responsibilities for the Replacement Services. Irrespective of the existence of an Exit Plan, the Supplier shall perform the following tasks:

(a)
documenting and delivering documentation, equipment and material used to provide the Services (including but not limited to up-to-date copies of all design-related processes and procedures and all delivery-related documentation as required as part of the Process Manual);

(b)
providing work volumes, staffing requirements, actual Operational Measures and information on historical performance for each service component, over the preceding twelve (12) months (or such shorter period during which the Services may actually have been provided);

(c)
with respect to work in progress as at the end of the Termination Period, documenting the current status, stabilising for continuity during transition, and providing any required training to achieve transfer of responsibility without loss of momentum or adverse impact on project timetables; and

(d)	providing information and raw data for reports, as required.

10.2	During the Termination Period, the Supplier shall:

(a)
continue to provide the Services in accordance with the Operational Measures and Super KPI, save to the extent the same may have been varied by agreement between the parties and set out in the Exit Plan, and on the terms set out in this Agreement;

(b)
co-operate with HSBC and any other Service Recipients, and where applicable any successor supplier to ensure the orderly transfer of responsibility for the Services including promptly, upon reasonable request, facilitating meetings with Sub-Contractors;

(c)
provide all reasonable assistance and appropriate resources to HSBC and any other Service Recipients and any successor supplier to facilitate the orderly transfer of Services to HSBC or a successor supplier;

(d)
promptly and diligently answer any questions about the Services which may be asked by HSBC or by any successor supplier with a view to (i) explaining the manner in which the Services have been provided; or (ii) allowing HSBC or the successor supplier to conduct due diligence; and

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(e)
carry out such security tasks as are appropriate to identify security and operator risks inherent in the transfer of the Services and inform HSBC of such risks and possible preventative and curative measures necessary to deal with such risks.

10.3
The Supplier will provide information (and, subject to payment of the Supplier's reasonable charges therefor, training) to HSBC personnel as directed by HSBC to enable HSBC (to the extent possible) to provide services similar to the terminated Services with minimum disruption and in accordance with Operational Meausres similar to the Operational Measures. This training includes HSBC assigning HSBC personnel to work with the Supplier Personnel to facilitate knowledge transfer from the Supplier to HSBC.

10.4
The Supplier shall carry out its obligations under this Schedule 13 (Exit Management) and the Exit Plan in such a manner so as to cause as little disruption as possible to the business of HSBC and any other Service Recipients.

INTERNAL

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INTERNAL

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Schedule 14

POLICIES AND PROCEDURES

1.	Health and Safety Contractor Guidelines for Contractors, Certificate of Acknowledgement and Site and Safety Rules HSBC Group Policy for Screening of Personnel provided by Third Parties

2.	HSBC Ethical and Environmental Code of Conduct for Suppliers of Goods and Services

3.	HSBC Diversity Statement

3.1	The Supplier acknowledges and agrees to comply with the following HSBC diversity statement:
"HSBC is committed to building a culture where all employees are valued, respected and where their opinions count. We will be stronger and more successful by attracting the best people and making full use of their ideas and abilities, regardless of gender, age, sexuality, ethnicity, disability, religious belief, background or any other aspect of personal difference.
Diversity is at the heart of HSBC’s values and brand. We express our values by fostering a diverse and inclusive environment."

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INTERNAL

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Schedule 15

DISASTER RECOVERY

1.	Definitions And Introduction

1.1	The definitions used in this Schedule 15 (Disaster Recovery) are as set out in clause 1.2 of this Agreement.

1.2
The Supplier will be responsible for creating the BCDR Plan in accordance with paragraphs 2, 3, 4, 5 and 6 of this Schedule 15 (Disaster Recovery) and, in the event of a Disaster, for invoking the BCDR Plan in accordance with paragraph 7 of this Schedule. If a declared Disaster interrupts any of the Services during the period in which the BCDR Plan is being updated as set out below, the Supplier will provide business continuity services in accordance with ISO22301 and any other applicable business continuity and disaster recovery plans of HSBC's BCDR Plan that are then in force.

1.3
Regardless of the occurrence of a Disaster or the invocation of the BCDR Plan, the Supplier shall continue to use Reasonable Endeavours to provide the Services and to do so in accordance with the Operational Measures.

2.	Business Continuity And Disaster Recovery Plan Structure

2.1
The BCDR Plan shall detail the processes and arrangements which the Supplier shall follow to ensure continuity of the Services, and the Supplier's business processes and operations on which the Services depend, following any Disaster.

2.2	The BCDR Plan should be developed in such a way as to ensure recovery of all Services delivered by the Supplier to HSBC as soon as possible.

3.	Business Continuity And Disaster Recovery Plan Development

3.1
The Supplier shall have in place a BCDR Plan that complies with all of the requirements of the Agreement and ISO22301 and shall, by no less than forty-five (45) Working Days following the Restatement Date submit a draft BCDR Plan, that has been updated to ensure that it reflects the new scope of Services to be provided hereunder, to HSBC for approval in accordance with paragraphs 3.2 to 3.4 below.

3.2
HSBC shall review the draft BCDR Plan to ascertain whether it complies with the requirements of the Agreement and ISO22301 or otherwise that the draft BCDR plan is reasonably acceptable to HSBC, and shall, within twenty (20) Working Days of receipt of the draft BCDR Plan notify the Supplier of either its acceptance of the draft BCDR Plan, or, if it does not accept the draft BCDR Plan, of that fact and its reasons for finding the draft BCDR Plan unacceptable and any proposed amendments to the draft BCDR Plan.

3.3
Where HSBC notifies the Supplier pursuant to paragraph 3.2 that it does not accept the draft BCDR Plan, the Supplier shall, within ten (10) Working Days, amend the draft BCDR Plan so as to take into account any amendments reasonably requested by HSBC, or otherwise required to render the draft BCDR Plan compliant with the requirements of the Agreement and ISO22301, and re-issue the amended draft BCDR Plan to HSBC, in which case the provisions of paragraphs 3.2 and 3.3 of this Schedule 15 (Disaster Recovery) shall re-apply.

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3.4
Once HSBC notifies the Supplier that the draft BCDR Plan is accepted, it shall be deemed to be incorporated into this Schedule 15 (Disaster Recovery) and shall form part of the Agreement, and (subject to paragraph 3.5 of this Schedule 15) any changes to the draft BCDR Plan shall be made only through the Change Procedure as set out in Schedule 12 (Change Procedure).

3.5	The Supplier shall, on annual basis and whenever one or more of the following occurs:

(a)	the Supplier commences the provision of any new Services; or

(b)	the Services are otherwise modified such that the existing BCDR Plan is no longer sufficient to ensure continuity of the Services in the event of a Disaster,

(c)	review and update the BCDR Plan within thirty (30) days and re-submit to HSBC for review. The provisions of paragraphs 3.2 and 3.3 shall apply to the updated BCDR Plan.

4.	BCDR Plan Principles
The BCDR Plan will include, without prejudice to the terms of this Schedule 15 (Disaster Recovery), the following:

4.1	an outline of the systems and business processes required to ensure continuity of Services including prioritisation of these elements;

4.2	a description of how the business continuity and disaster recovery elements of the BCDR Plan link to each other;

4.3	details of how the invocation of any element of the BCDR Plan may impact upon the operation of the Services;

4.4	examples of invocation scenarios;

4.5	details of who can invoke the BCDR Plan;

4.6
details regarding how the BCDR Plan links and interoperates with any overarching and/or connected disaster recovery or business continuity plans of HSBC and any of its other suppliers, as notified to the Supplier by HSBC from time to time;

4.7	a description of how the Supplier will liaise with HSBC with respect to issues concerning business continuity and disaster recovery where applicable;

4.8	close key contact details (including roles and responsibilities) for the Supplier (and any sub-contractors or service providers) and for HSBC;

4.9	a risk analysis;

4.10	frequency of review and amendment of the BCDR Plan;

4.11	a description of test procedures and frequency of testing;

4.12	the procedures for reverting to "normal service";

4.13	a description of alternative processes, (including business processes), options and responsibilities that may be adopted in the event of a failure in or disruption to the delivery of the Services;

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4.14
a description of steps to be taken by the Supplier upon resumption of the Services in order to address any prevailing effect of the failure or disruption including a root cause analysis of the failure or disruption;

4.15
details of the various possible levels of failures of or disruptions to the Services and the steps to be taken to remedy the differing levels of failure and disruption. The BCDR Plan shall also clearly set out the conditions and/or circumstances under which escalation to the disaster recovery element of the plan is invoked;

4.16
details of the procedures and processes to be put in place by the Supplier (and any sub-contractor or service providers) in relation to the Disaster recovery system and the provision of the disaster recovery services and any testing of the same;

4.17	high level description of the technical design and build specification of the disaster recovery system;

4.18	a description of the Supplier’s internal data centre and disaster recovery site audits;

4.19	backup methodology and details of the Supplier’s approach to data back-up and data verification;

4.20	hardware configuration details;

4.21	high level description of the network planning including details of all relevant data networks and communication links;

4.22
any applicable Operational Measures with respect to the provision of disaster recovery services and details of any agreed relaxation of the Operational Measures during any period of invocation of the BCDR Plan;

4.23	details of how the Supplier shall ensure compliance with security standards ensuring that compliance is maintained for any period during which the BCDR Plan is invoked;

4.24	access controls to any Disaster recovery sites used by the Supplier and any sub-contractor or service providers in relation to its obligations pursuant to this Schedule 15 (Disaster Recovery);

4.25	a list of primary and alternate recovery locations for each of the Supplier premises used in the provision of the Services; and

4.26	the names and contact details of representative(s) designated by the Supplier and HSBC in paragraphs 5.1(a) and 6.1 respectively, as amended from time to time.

5.	The Supplier Responsibilities

5.1	In addition to and without prejudice to its other obligations and responsibilities, the Supplier shall:

(a)
provide a representative who is knowledgeable in BCDR Plan creation and related planning activities and the actual BCDR Plan itself, so as to serve as a single point of contact for HSBC (the Supplier BCDR Representative);

(b)
provide HSBC with continuity-related communications and activities. The Supplier BCDR Representative will be responsible for the development and maintenance of the BCDR Plan and will provide safe storage and distribution of copies as follows:

(c)	off-site vital records storage held at:

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(i)	[***]

(ii)	[***]

(d)	HSBC's business continuity coordinator;

(e)	the Supplier's business continuity coordinator;

(f)	submit the BCDR Plan and any test results to HSBC representative appointed in accordance with paragraph 6.1 below, for review and acceptance; and

(g)
remain fully responsible for any Sub-Contractors or service providers, and ensure that each Sub-Contractor or service provider has in place robust and sufficient business continuity and disaster recovery plans that are:

(i)	integrated with the BCDR Plan, and do not in any way conflict with or undermine the effectiveness of the BCDR Plan;

(ii)	in accordance with the requirements for the BCDR Plan as set out in the Agreement; and

(iii)	tested and updated in accordance with the provisions of the Agreement as if such plans were the BCDR Plan.

6.	HSBC Responsibilities

6.1
HSBC will appoint a representative who is knowledgeable in business continuity planning to serve as a single point of contact for HSBC in respect of the BCDR matters (the HSBC BCDR Representative) and who will:

(a)	act as the primary interface to the Supplier's business continuity representative appointed in accordance with paragraph 5.1(a) above;

(b)	receive the BCDR Plan and test results and either submit comments to the Supplier’s business continuity representative or, when acceptable, provide sign-off; and

6.2	provide the Supplier’s BCDR Representative with HSBC updates to the BCDR Plan as required by this Schedule 15.

7.	Invocation Of The BCDR Plan

7.1	The Supplier shall notify HSBC immediately upon becoming aware of the occurrence of a Disaster or upon becoming aware that a Disaster is reasonably likely to occur.

7.2	HSBC may require the Supplier to invoke the BCDR Plan when HSBC becomes aware of a Disaster or becomes aware that a Disaster is reasonably likely to occur.

7.3
Subject to paragraph 8.4 of this Schedule 15 (Disaster Recovery), in the event that a Disaster occurs or is reasonably likely to occur, each party's BCDR Representative (to the extent that either representative is not available, a suitable alternative approved by HSBC) shall promptly assess the situation and agree whether the BCDR Plan should be invoked. To the extent that the parties are unable to agree, then HSBC's decision as to (i) whether a Disaster has occurred or is reasonably likely to occur, and (ii) whether the BCDR Plan is to be invoked, shall be final, and the Supplier shall immediately follow such directions.

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7.4
If, due to the nature of the Disaster, it is impracticable or impossible for the Supplier to obtain HSBC approval before invoking the BCDR Plan (including where such approval would cause a delay in the invocation of the BCDR Plan that could pose a threat to HSBC or its business), the Supplier shall invoke the BCDR without HSBC's approval provided that HSBC shall be notified of the invocation as soon as possible.

7.5
The Supplier shall use its Best Endeavours to ensure that HSBC is involved in all key decisions concerning the application of the BCDR Plan and the restoration of the Services, and shall keep HSBC notified at all times of the progress and application of the BCDR Plan.

8.	Testing The BCDR Plan

8.1
The Supplier shall, at no additional charge to the Customer, test the BCDR Plan on a regular basis (and in any event no less frequently than once every six (6) months). HSBC may require the Supplier to conduct additional tests of some or all aspects of the BCDR Plan at any time, where HSBC considers it reasonably necessary, including where there has been any change to Services provided or any underlying business processes, or on the occurrence of any event which may increase the likelihood of the need to implement the BCDR Plan. Except where an additional test relates to (i) a failure by the Supplier to implement successfully the BCDR Plan; (ii) a failure by the Supplier to comply with its obligations; (iii) an existing obligation of the Supplier; or (iv) any change proposed and made by the Supplier, HSBC will reimburse the Supplier for the reasonable costs incurred by the Supplier in conducting more than one test of the BCDR Plan every six (6) months up to a maximum amount agreed between the parties.

8.2
The Supplier shall use its Reasonable Endeavours to ensure that any testing of the BCDR Plan shall not impact the Operational Measures or other operational activities unless such impact has first been notified to HSBC and HSBC nonetheless approved the performance testing.

8.3
Following each test, the Supplier shall send to HSBC a written report summarising the results of the testing and shall implement any actions or remedial measures which the parties agree to be necessary as a result of those tests in accordance with a remediation plan.

8.4
The Supplier shall undertake and manage testing of the BCDR Plan in full consultation with HSBC and shall liaise with HSBC in respect of the planning, performance, and review, of each test, and shall comply with the reasonable requirements of HSBC in this regard.

8.5	The Supplier shall, at the request of HSBC, re-test all or partial elements of the BCDR Plan if such BCDR testing fails or does not produce satisfactory results, as agreed between the parties.

8.6
HSBC shall have the right to inspect and audit (either by itself or through an external auditor) in accordance with clause 38 (Audit And Regulatory Requirements) any aspect of the BCDR Plan and the Supplier's business continuity and disaster recovery processes. The Supplier shall implement, at its own cost, any reasonable recommendations that may arise from any such audits as soon as reasonably practicable.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 16

HSBC PREMISES AND FACILITIES

1.	DEFINITIONS
The definitions used in this Schedule 16 (HSBC Premises and Facilities) are as set out in clause 1.2 of this Agreement.

2.	PREMISES
The relevant HSBC Premises to which the Supplier will reasonably require access (to the extent necessary to provide the Services) shall be set out in each Local Services Agreement.

3.	FACILITIES
HSBC shall provide such facilities as set out in paragraph 3 of Schedule 18 (HSBC Responsibilities).

4.	ASSETS
The parties acknowledge that, as at the Original Signature Date or Restatement Date, there are no Assets transferring to the Supplier.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 17

[NOT USED]

5.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 18

HSBC RESPONSIBILITIES

1.	Definitions
The definitions used in this Schedule 18 (HSBC Responsibilities) are as set out in clause 1.2 of this Agreement.

2.	Information
HSBC will use Reasonable Endeavours to provide information that the Supplier reasonably requires to perform the Services and that HSBC has readily available in its control and which:

2.1	is not subject to any obligations of confidentiality owed to third parties; or

2.2	would not be adverse to the commercial interests of HSBC to make available to the Supplier; or

2.3	has not already been provided to the Supplier.

3.	HSBC Facilities And Systems

3.1
HSBC will be responsible at its own cost for the supply, installation, operation and maintenance of the HSBC Premises and HSBC Systems throughout the term of this Agreement to equivalent standards as HSBC would ordinarily supply, install, operate and maintain such HSBC Premises and HSBC Systems for the benefit of HSBC.

3.2
HSBC will be responsible for ensuring that the HSBC Premises and HSBC Systems are made reasonably available as may be necessary for the performance by the Supplier of its obligations under the Agreement and that the HSBC Premises and HSBC Systems and the related working environment comply with all applicable health and safety regulations.

3.3	HSBC will, at its own cost:

(a)	use Reasonable Endeavours to ensure that the HSBC Systems are available and operational; and

(b)	maintain adequate staff, equipment and other resources, and carry out all necessary servicing, maintenance and repairs to the HSBC Systems and HSBC Premises, in each case, to the extent necessary to enable the Supplier to provide the Services in accordance with this Agreement.

3.4
To the extent necessary for the performance by the Supplier of its obligations under the Agreement and subject to HSBC's prior approval, HSBC shall provide, free of charge, access to the HSBC Systems set out in paragraph 3.5 below via either a HSBC issued laptop computer or alternatively via citrix remote access, to those Supplier Personnel directly involved in delivering the Services to HSBC.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5
HSBC (and, where applicable, HSBC Group Members) shall provide access to the following HSBC Systems (for which HSBC has the appropriate rights to provide such access to the Supplier) to relevant Supplier Personnel who in accordance with this Schedule 18 (HSBC Responsibilities):

(a)	remote access to HSBC email via user accounts for the relevant Supplier Personnel, where remote access shall be via Citrix and/or VPN;

(b)	access to Microsoft Office products (Word, Excel, Powerpoint, Outlook, SharePoint), via Citrix and/or VPN; and

(c)	access to the Internet as may be necessary for the performance by the Supplier of its obligations under the Agreement, where such obligations are performed from HSBC Premises.

4.	Premises/office facilities

4.1
HSBC shall provide, free of charge, to all Onsite Personnel: desks, chairs, access to printers, telephone, facsimile, photocopying, stationery, postage and security passes for the HSBC Premises in which they would normally operate (Host Building), as may be necessary to enable the Supplier to fulfil its obligations under this Agreement.

4.2
For Onsite Personnel who are working from a number of HSBC Premises, a Host Building will be agreed in advance by HSBC and the Supplier and when such Onsite Personnel are working from their Host Building, the following shall be supplied by HSBC: desks, chairs, access to printers, telephone, facsimile, photocopying, stationery and postage as may be necessary to enable the Supplier to fulfil its obligations under this Agreement.

4.3
In the event that HSBC decides to relocate any of its HSBC Premises in which Onsite Personnel are based, HSBC will be responsible for the relocation of the furniture, technology, telephony and any files to the new building.

5.	Input/Output Data And Errors
HSBC will co-operate with the Supplier in good faith to seek to address the resolution of errors, omissions or deficiencies in any HSBC System.

6.	Regulatory Compliance
Without prejudice to any other terms in this Agreement, in circumstances where HSBC requires the assistance of the Supplier or any Supplier Affiliate in order to enable it to maintain compliance with its obligations to such Regulators, where such compliance has no relevance to the provision of the Services, HSBC will, using Reasonable Endeavours, promptly notify the Supplier of the assistance required which may include the requirement for the Supplier or relevant Supplier Affiliate to participate in any discussion or attend a meeting.

Schedule 19

[NOT USED]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 20

[NOT USED]

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 21

GUARANTEE
THIS GUARANTEE is entered into this ◆ day of     2013
BETWEEN

(1)	HSBC GLOBAL SERVICES (UK) LIMITED a company incorporated in England & Wales (registered number 727547) whose registered office is at 8 Canada Square, London, E14 5HQ (HSBC); and

(2)	[NAME OF PARENT (GUARANTOR) COMPANY] a company incorporated in England & Wales (registered number ◆ ) and whose registered office is at ◆ (Guarantor).
BACKGROUND:

A
[Name of the Supplier], a wholly owned subsidiary of the Guarantor incorporated in England & Wales (registered number ◆ ) and whose registered office is at ◆ (Supplier) and HSBC have entered into an agreement for the provision of global learning outsourced services dated ◆ 2013 ("Agreement").

B	In consideration for the entry into the Agreement by HSBC and the Supplier, the Guarantor agrees to undertake certain obligations set out below in this guarantee ("Guarantee").

C	In consideration for £1 paid by HSBC to the Guarantor, receipt of which is hereby acknowledged.
NOW IT IS AGREED as follows:

1.	Interpretation

1.1	In this Guarantee, any reference to:

(a)	clauses or parties are to the clauses of and/or the parties to this Guarantee, respectively;

(b)	(unless the context requires otherwise) words in the singular include the plural and vice versa and any gender includes a reference to all other genders; and

(c)	terms not defined in this Guarantee but defined in the Agreement shall have the meaning given to them in the Agreement.

1.2	The headings are for convenience only and shall not affect the interpretation of this Guarantee.

2.	Guarantor's Obligations

2.1	The Guarantor agrees:

(a)	to guarantee to HSBC the due and punctual payment by the Supplier of all sums due under the Agreement and the due performance and observance of all the Supplier’s obligations under it;

(b)
to indemnify HSBC against all sums that become payable to HSBC and/or any HSBC Contracting Party under the Agreement or any Local Services Agreement entered into pursuant to its terms (and against all loss, damage, liabilities, claims, proceedings

MJH/UKDP/UKM/92122642.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(whether civil or criminal), penalties, actions, fines or other sanctions, judgments, costs and expenses that may arise or occur or that HSBC may sustain as a consequence of it entering into the Agreement or a Local Services Agreement); and

(c)
that the Guarantor’s liability under this guarantee and indemnity shall not be varied, diminished, prejudiced or discharged in any way by HSBC holding or taking any other or further securities or by granting any time or other indulgence to the Guarantor, the Supplier or any other guarantor or indemnifier or by any variation or alteration of the terms of the Agreement or by the Guarantor omitting to prove or maintain any right of proof or enforce payment of any dividend or composition, and that the liquidation or insolvency of the Supplier shall not affect or determine the Guarantor’s liability hereunder.

2.2	The Guarantor's liability to HSBC shall not exceed the Supplier's liability to HSBC under the Agreement and the Local Services Agreements entered into pursuant to its terms.

2.3	In any proceedings brought by HSBC under this Guarantee, the Guarantor shall be entitled:

(a)	to rely on any limitation of liability in the Agreement;

(b)	to raise the equivalent rights in defense of liability as the Supplier would have had against HSBC and/or the relevant HSBC Contracting Party under the Agreement; and

(c)	to rely on any counterclaim the Supplier may have against HSBC.

2.4	For the purposes of this Guarantee, HSBC will be entitled to recover the losses of any HSBC Contracting Party or other Service Recipient as if such losses had been suffered by HSBC itself.

3.	Notices
All notices given in relation to this Guarantee shall be given in writing (including where agreed by email) and shall be sent to the following:

3.1	for the attention of: Chief Procurement Officer
8 Canada Square, London E14 5HQ
fax: 44 (0)20 79924818

3.2	for the attention of: [role]
[address]
[fax:]

4.	Third Parties
Unless the right of enforcement is expressly granted in the Agreement, it is not intended that any provision of this Guarantee shall be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Guarantee.

5.	Counterparts

MJH/UKDP/UKM/92122642.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This Guarantee may be executed in any number of counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart when executed shall be an original, but all the counterparts together shall constitute one document.

6.	Further Assurance
Each party shall do, execute and perform such further acts, things, deeds and documents as may from time to time be required to give full legal and practical effect to this Guarantee.

7.	Entire Agreement
This Guarantee represents the entire terms agreed between the parties in relation to its subject matter.

8.	Governing Law And Jurisdiction
This Guarantee shall be governed by and construed in accordance with the laws of England and Wales and is subject to the exclusive jurisdiction of the English courts.
IN WITNESS of which this Guarantee has been duly executed by the parties.

MJH/UKDP/UKM/92122642.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNED for and on behalf of HSBC Global Services (UK) Limited

Signature:

Full Name:

Position:

Date:

SIGNED for and on behalf of [Guarantor]

Signature:

Full Name:

Position:

Date:

MJH/UKDP/UKM/92122642.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 22

STANDARD FORM NOVATION AGREEMENT
THIS NOVATION AGREEMENT is entered into this      day of         20
BETWEEN

(1)	[insert] (the Outgoing Party);

(2)	[insert] (the Continuing Party); and

(3)	[insert] (the Incoming Party).
BACKGROUND:

A.
The Outgoing Party and the Continuing Party entered into an agreement dated [Note: insert date] for the purpose of [Note: insert purpose - in most circumstances this will be "for the provision of certain learning services"] (the Contract), a copy of which is set out in the annex to this Novation Agreement.[Note: annex will need to be added at the end of the document.]

B.
The Outgoing Party and [Note: insert relevant HSBC entity] (HSBC) entered into an agreement dated [Note: insert date] for the provision of global learning services (the HSBC Agreement). HSBC now wishes to appoint the Incoming Party to provide services which are the same or similar to the services provided under the HSBC Agreement, and as a result, the Contract shall be novated from the Outgoing Party to the Incoming Party.

C.
The Outgoing Party wishes to be released from and the Incoming Party wishes to assume and perform the obligations of the Outgoing Party under the Contract and the Continuing Party agrees to give such release on the terms set out in this novation agreement (the Novation Agreement).

IT IS NOW AGREED as follows:

1.	With effect from [enter date] (the Novation Date):

1.1
The Outgoing Party shall cease to be a party to the Contract and the Incoming Party shall be entitled to all rights of the Outgoing Party thereunder whether arising on or after the Novation Date as if the Incoming Party had at all times been a party to the Contract. The Outgoing Party shall remain responsible for and be bound by all obligations, undertakings and liabilities and shall be entitled to any benefits arising before the Novation Date as if it had remained a party to the Contract.

1.2
Notwithstanding the novation of the Contract, the services provided under the Contract by the Continuing Party shall continue to be provided for and on behalf of HSBC and HSBC's business, and the Continuing Party agrees that any licences/scope of use provisions in the Contract shall be extended for this purposes, if necessary.

1.3
In consideration of the undertakings given by the Outgoing Party pursuant to this Novation Agreement, the Incoming Party undertakes with the Outgoing Party and the Continuing Party to observe, perform, discharge and be bound by all obligations, undertakings and liabilities of the Outgoing Party arising under the Contract in substitution for the Outgoing Party whether arising on or after the Novation Date, as if the Incoming Party had at all times been a party to the Contract.

1.4	In consideration of the undertakings given by the Incoming Party pursuant to this Novation Agreement and of the payment by the Incoming Party to the Continuing Party of the sum of one

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

pound sterling (£1) (the receipt and sufficiency of which are hereby acknowledged), the Continuing Party hereby releases and discharges the Outgoing Party from the further performance of all its obligations, undertakings and liabilities under the Contract arising on or after the Novation Date and accepts the like obligations, undertakings and liabilities of the Incoming Party in place thereof, and the Incoming Party hereby undertakes to indemnify and hold the Continuing Party harmless in respect of any loss, damage or expense for which the Outgoing Party would have been liable but for the release and discharge referred to herein.

1.5
The Outgoing Party shall indemnify and keep indemnified the Incoming Party from and against all and any loss, damage or expense which the Incoming Party may suffer or incur as a result of or in connection with any breach or any act or omission of the Outgoing Party in connection with the Contract prior to the Novation Date. Subject to this indemnity, all costs and expenses in relation to the transferring of the Contract:

(a)	relating to the period prior to the Novation Date shall be borne by the Outgoing Party; and

(b)	on and following the Novation Date, up to and including the date of expiry or termination of the Contract (as applicable), shall be borne by the Incoming Party.

1.6
The Continuing Party and the Incoming Party hereby agree that, as from the Novation Date, all references in the Contract to the Outgoing Party shall be read and construed as references to the Incoming Party (but subject always to the provisions of paragraph 1.2 above).

1.7
Save as expressly provided in this Novation Agreement, all other provisions of the Contract shall remain in full force and effect and binding on the parties thereto, insofar as the same are in force and effect and binding on those parties immediately prior to the Novation Date.

1.8	Nothing in this Novation Agreement shall affect any rights or remedies of any party that have accrued to it prior to the Novation Date.

1.9	No other term of the Contract is affected, amended or varied by this Novation Agreement.

2.
The Continuing Party hereby acknowledges and agrees that if, for any reason, the HSBC Agreement between the Incoming Party and HSBC is terminated for whatever reasons, HSBC may require the Contract to be novated HSBC or a replacement service provider. The Continuing Party shall consent to such novation on substantially the same terms as those contained in this Novation Agreement, without prejudice to any accrued rights which the Continuing Party may have in respect of any breach by the Incoming Party of the terms of this Novation Agreement up to the point of transfer to HSBC or a replacement service provider.

3.
The Continuing Party, the Outgoing Party and the Incoming Party agree to keep confidential the existence and terms of this Novation Agreement save that, for the avoidance of doubt, they and their legal advisors may make a disclosure when under a legal or regulatory obligation (provided that, where reasonably practicable and without breaking any legal or regulatory obligation, two (2) days' prior written notice is provided by the party making the disclosure to the other two parties) to do so, or to their respective professional advisors, auditors or insurers or in order to secure compliance with this Novation Agreement in the event of a breach by the other party (provided always that such third parties are placed under and comply with obligations of

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

confidentiality no less onerous than those set out herein). The provision of confidentiality contained herein shall not apply to the extent that the information comprising the subject matter of this paragraph 3 falls into the public domain without breach by a party of an obligation under this Novation Agreement, or is otherwise acquired from a third party who owes no obligation in respect of the information.

4.
This Novation Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

5.
Nothing in this Novation Agreement confers, or purports to confer, on any third party any benefit or any right to enforce any term of this Novation Agreement, and the provisions of the Contracts (Rights of Third Parties) Act 1999 (as amended or modified from time to time) shall not apply [Note: Where an HSBC Contracting Party is not a party this Novation Agreement and the Supplier is the Outgoing Party (i.e. on exit), include the following:", save that HSBC may enforce any term of this Novation Agreement which is expressly or implicitly intended for HSBC's or its business' benefit."]

6.
Each party warrants that this Novation Agreement constitutes its legal, valid and binding obligation, that it has full power and authority to enter into and perform and has taken all necessary action to authorise its entry into and performance of this Novation Agreement.

7.
Each of the parties shall pay its own costs in relation to the negotiation, agreement and completion of this Novation Agreement and in relation to any legal documentation arising out of this Novation Agreement.

8.	This Novation Agreement shall be governed by the same laws as the Contract and the parties agree to accept the same forum as therein provided for the resolution of any matter arising hereunder.

9.
Save in respect of any terms set out in the [Note: insert reference to HSBC Agreement in line with the above guidance (which terms shall apply only as between the Outgoing Party and the Incoming Party), t/T]his Novation Agreement shall constitute the entire agreement between the parties in relation to the subject matter of this Novation Agreement and all other terms, statements or undertakings are expressly excluded. The parties acknowledge that in entering into this Novation Agreement they are not relying upon any statement or representation made by or on behalf of the other party, whether or not in writing, at any time prior to the execution of this Novation Agreement, which is not expressly set out in this Novation Agreement. The foregoing does not exclude or limit any party's liability for any fraudulent misrepresentation upon which any party can prove it relied.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS of which this Novation Agreement has been duly executed by the parties.

SIGNED for and on behalf of
[Outgoing Party]
Signature:

Full Name:

Position:

Date:

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNED for and on behalf of
[Continuing Party]
Signature:

Full Name:

Position:

Date:
SIGNED for and on behalf of
[Incoming Party]
Signature:

Full Name:

Position:

Date:

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX

[Note: insert copy of the Contract described in recital A.]

Schedule 23

LOCAL SERVICES AGREEMENT AND ONE OFF LOCAL SERVICES AGREEMENT

1.	All Local Services Agreements save for One Off Local Services Agreements shall be in the form set out in Annex 1 to this Schedule 23.

2.	All One Off Local Services Agreements shall be in the form set out in Annex 2 to this Schedule 23.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1 TO SCHEDULE 23: LOCAL SERVICE AGREEMENT

THIS LOCAL SERVICES AGREEMENT is entered into this day of 20[xx]
BETWEEN

(1)
[HSBC Contracting Party] a company incorporated in [Note: insert country] (registered number [Note: insert number] whose registered office is at [Note: insert address] (the HSBC Contracting Party); and

(2)
[Supplier Contracting Party] a company incorporated in [Note: insert country] (registered number [Note: insert number] whose registered office is at [Note: insert address] (the Supplier Contracting Party).

BACKGROUND:

A
HSBC Holdings plc and GP Strategies Managed Services Limited entered into a Global Outsourcing Services Agreement for the provision of global learning services, dated 2 July 2013, which was amended and restated by HSBC Global Services (UK) Limited and GP Strategies Limited, successors to the original contracting parties, and then further amended and restated as the Further Amended and Restated Global Outsourcing Agreement, dated [Note: insert Further Amended and Restated Global Outsourcing Agreement signature date] 2018 (the MSA).

B
Pursuant to the MSA, the HSBC Contracting Party and the Supplier Contracting Party now wish to enter into this Local Services Agreement to enable the HSBC Contracting Party to take the benefit of the MSA and receive the Services from the Supplier Contracting Party subject to its terms.

C	Certain of the Services to be provided pursuant to the MSA will be provided by the Supplier Contracting Party in [Note: insert the name of the country in question] (the Country).

D	The HSBC Contracting Party and the Supplier Contracting Party wish to facilitate local to local contracting and invoicing, by way of this Local Services Agreement.
IT IS NOW AGREED as follows:

1.	BENEFIT OF THE LOCAL SERVICES AGREEMENT
The Supplier Contracting Party and the HSBC Contracting Party agree as follows:

1.1
the Services to be provided by the Supplier Contracting Party to the HSBC Contracting Party shall be provided to the HSBC Contracting Party on the basis that the HSBC Contracting Party takes the benefit of the Services subject to the terms and conditions of the MSA and the Contracts (Rights of Third Parties) Act 1999 as the same may be amended or re-enacted from time to time;

1.2	any issues of liability of the Supplier Contracting Party to the HSBC Contracting Party shall be subject to the limitations and exclusions contained in the MSA;

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.3
this Local Services Agreement shall be exclusively governed by, and construed in accordance with the laws of England and Wales save as may be explicitly stated to the contrary in this Local Services Agreement; and

1.4
the HSBC Contracting Party and the Supplier Contracting Party submit to the exclusive jurisdiction of the English courts to settle any dispute arising out of this Local Services Agreement and/or the MSA.

2.	PROVISION OF LOCAL SERVICES

2.1	As set out in clause 2.3 (Engagement) of the MSA, this Local Services Agreement is entered into so as to address:

(a)	specific Services related requirements applicable to the Country; and/or

(b)	so as to address any mandatory legal requirements applicable to the Country.

2.2	These local Services requirements and associated variations to or additions to the MSA are set out in the schedules to this Local Services Agreement.

2.3
If applicable mandatory Laws require the inclusion of a particular provision in this Local Services Agreement or have some other impact on this Local Services Agreement (where that provision or impact is not already specifically reflected in this Local Services Agreement), the parties agree that this Local Services Agreement will not be invalid or frustrated by reason of the non-inclusion of a relevant provision dealing with the issue but instead:

(a)
if the provision can be incorporated without creating a significant impact to the terms of this Local Services Agreement, it shall be deemed to be incorporated and the terms of this Local Services Agreement shall be amended accordingly; or

(b)
if the incorporation of the relevant term would, in the reasonable opinion of either party cause a significant impact on the terms of this Local Services Agreement, that party will notify the other and the parties will negotiate in good faith any necessary or desirable amendments to this Local Services Agreement.

2.4
If the parties cannot agree the relevant amendments within thirty (30) days of the date of notification by a party pursuant to paragraph 2.3(b) above, the HSBC Contracting Party may terminate this Local Services Agreement on immediately effective notice and without liability to the Supplier Contracting Party. If such termination of this Local Services Agreement would have a material impact on the provision of the overall Services being provided pursuant to the MSA, HSBC shall then be further entitled to terminate the MSA and each HSBC Contracting Party shall be entitled to terminate any Local Services Agreement to which it is a party.

2.5
If the Supplier and HSBC (as defined in the MSA and being the contracting parties to the MSA) are to amend the terms of the MSA then, unless the relevant Change Form or variation indicates to the contrary, the amendments shall apply to the terms of the MSA incorporated into this Local Services Agreement and, accordingly, this Local Services Agreement will be deemed to have been amended pursuant to that variation or Change Form.

3.	GENERAL

3.1	This Local Services Agreement incorporates the terms of the MSA. Any references to "the Supplier" in the MSA shall, for the purposes of this Local Services Agreement, be interpreted

INTERNAL

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as references to the Supplier Contracting Party that enters into this Local Services Agreement and, any references to "HSBC" in the MSA shall, for the purposes of this Local Services Agreement, be interpreted as references to the HSBC Contracting Party that enters into this Local Services Agreement, excluding, however, those provisions which by their context are intended to apply solely to the operation of the MSA and not an individual Local Services Agreement.

3.2
Unless expressly stated to the contrary in this Local Services Agreement, the provisions of the MSA (including the terms and conditions, the Charges, the Services, the Operational Measures and Super KPI, the Service Credits and so forth) shall apply to the relationship between the parties to this Local Services Agreement. Accordingly, for example, a reference to the Services in this Local Services Agreement shall mean a reference to the Services described in the MSA, as supplemented or amended by the terms of this Local Services Agreement.

3.3	The parties agree that all claims and liabilities arising in connection with the Services shall be dealt with subject to the terms of the MSA, as incorporated into this Local Services Agreement.

3.4
If and to the extent that there are any contractual provisions in addition to those set out in the MSA or which constitute a variation thereto, they shall be as set out in the schedules to this Local Services Agreement. In the case of any additions or variations to the MSA required to comply with local mandatory Law (as may be set out in Schedule 1 of this Local Services Agreement), it is expressly recognised that the parties intend the provisions of the MSA to apply without amendment (other than as set out in this Local Services Agreement) save as may be strictly necessary to comply with the requirements of local Laws).

3.5
The HSBC Contracting Party shall not by reason of this Local Services Agreement become liable for any taxes, levies or duties beyond those which it agreed to pay pursuant to the terms of the MSA. The Supplier Contracting Party shall be responsible for any such additional taxes, levies or duties as may arise by virtue of the execution of this Local Services Agreement and/or the provision of the Services hereunder.

3.6	This Local Services Agreement shall come into force on the date it is signed and, subject to earlier termination in accordance with the provisions of the MSA, shall continue for the Term of the MSA.

3.7
This Local Services Agreement and the MSA shall together represent the entire understanding between the parties to this Local Services Agreement in relation to the subject matter hereof and supersede, cancel and nullify any previous agreement between the parties relating to such matters. Each reference in the MSA to "this/the Agreement" shall be read as the context requires as if referring to this Local Services Agreement, excluding, however, those references which by their context are intended to apply solely to the operation of the MSA and not an individual Local Services Agreement.

3.8	The parties represent to each other that each has full power and authority to enter into this Local Services Agreement.

3.9
Any reference to terms with capitalised letters in this Local Services Agreement will have the meaning attributed to them in the MSA as varied or supplemented by any meaning given to them in this Local Services Agreement.

INTERNAL

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SCHEDULE 1
NON-DEROGABLE REQUIREMENTS OF LOCAL LAW
[Note: local lawyers will review the MSA and advise on any mandatory local law changes. If there are any such changes, these will be described here.]

SCHEDULE 2
LOCAL SERVICE REQUIREMENTS

1.	Transition
[Note: If there is to be a transition, detailed provisions will be required, including outline transition plan, key milestones and deliverables. Consequence of not hitting key milestones also to be set out here]

2.	Services [Note: please refer to Schedule 3 (Services) of the MSA.]

2.1	[Local Services Variations
The Supplier Contracting Party shall provide the Services to the HSBC Contracting Party in the Country[, subject to the following variations:

(a)
[Note: please insert any variations to Schedule 3 (Services) of the MSA. Any such variations should only be included to the extent that they are strictly necessary in the Country. Please draft the variations in the following format: "Paragraph [x] of Schedule 3 (Services) of the MSA shall be [deleted in its entirety/deleted in its entirety and replaced with the following wording]…"/"A new paragraph [x] shall be inserted following paragraph [x] of Schedule 3 (Services) of the MSA as follows: …] If there are no such variations, please delete this paragraph 2.1 entirely.]

2.2	Sites

(a)	The Supplier Contracting Party shall perform the Services from the following Sites:

(i)	Supplier sites:

(A)	[Note: Supplier to insert]

(ii)	HSBC Premises:

(A)	[Note: HSBC to insert]

(iii)	The Supplier Contracting Party shall not perform the Services from the Supplier sites listed above unless:

(A)	the HSBC Contracting Party has undertaken an ISR assessment; and

(B)	the Supplier Contracting Party has, to the HSBC Contracting Party's satisfaction, taken any action identified as part of the ISR assessment.

INTERNAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	Charges [Note: please refer to Schedule 5 (Charges) of the MSA.]
The Charges payable in consideration of the provision of the Services pursuant to this Local Services Agreement shall be calculated in accordance with Schedule 5 (Charges) of the MSA.

4.	Invoicing Instructions [Note: please refer to Schedule 5 (Charges) of the MSA.]

4.1	Invoices in relation to the performance of the Services pursuant to this Local Services Agreement shall be submitted to the following address:
[Note: insert recipient (by role title not individual) and postal address].

4.2
[Note: if applicable, insert any local invoicing requirements that apply in addition to or in replacement of the invoicing procedure described at Appendix 5‑G (HSBC Invoicing Process) of Schedule 5 (Charges) of the MSA. If the information is better suited to an Appendix, insert an appropriate Appendix to this Schedule 2 and use the following wording here: "The information set out in Appendix [x] (Local E-Invoicing Process), as may be updated by the HSBC Contracting Party from time to time and notified to the Supplier Contracting Party, shall apply [in addition to/in replacement of] that set out in Appendix 5‑G (HSBC Invoicing Processes) of Schedule 5 (Charges) of the MSA." If there are no additional local invoicing requirements, please delete this paragraph 4.2 in its entirety.]

5.	Human Resources [Note: please refer to Schedule 7 (Human Resources) of the MSA.]
[Note: this section will need to describe the affected employees, the roles/terms/benefits to be offered etc. For non-ARD countries, this will need to be discussed at and the relevant provisions drafted. For countries where the ARD applies, use the following wording:

5.1	"Redundancy indemnity
Subject to paragraph 5.2 below, in the event that:

(a)	the Supplier Contracting Party terminates the employment of any Transferring Employees by reason of redundancy; and

(b)	notice of such termination is served on the Transferring Employees no later than six (6) months after the Relevant Transfer Date; and

(c)	the employment of such Transferring Employees terminates before the first anniversary of the Relevant Transfer Date, the HSBC Contracting Party shall reimburse the Supplier Contracting Party in full in respect of:

(d)
any enhanced redundancy payment calculated by reference to the HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate); and

(e)	any payment calculated by reference to paragraph 5.4 below,
together the Redundancy Sum.

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5.2
Prior to confirming to any Transferring Employee the sums which they would receive on termination of their employment by reason of redundancy, the Supplier Contracting Party shall (acting reasonably and in good faith) verify its calculations with the HSBC Contracting Party in order that the HSBC Contracting Party may confirm that any payment calculated by reference to HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate) has been correctly calculated. Prior to paying the Redundancy Sum to such Transferring Employee, the Supplier Contracting Party shall require them to confirm in writing their understanding that, pursuant to the HSBC Holdings plc Redeployment and Redundancy policy and/or the HSBC Bank Security of Employment policy, in the event that they commence a new role with any HSBC Group Member within three (3) years of the termination of their employment with the Supplier Contracting Party, the HSBC Contracting Party reserves the right to require the Transferring Employee to reimburse some or all of the enhanced redundancy sum (referred to in paragraph 5.1(d) to the HSBC Contracting Party as a condition of the commencement of such new employment.

5.3
Pursuant to paragraph 5.2, the Supplier Contracting Party shall provide the HSBC Contracting Party with written evidence (addressed to the Senior Employee Relations Manager) confirming the amount paid to the Transferring Employee calculated by reference to HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate). The HSBC Contracting Party shall reimburse the Supplier Contracting Party for the Redundancy Sum within forty two (42) days of receipt of an invoice for payment accompanied by such written evidence.

5.4
Subject to 5.5 below, the HSBC Contracting Party shall indemnify and keep indemnified the Supplier Contracting Party against all liabilities, costs and expenses arising out of or in connection with any claim made by any Transferring Employee (or any beneficiary or any dependant of any Transferring Employee) who was employed by the HSBC Contracting Party in the Country immediately prior to the Relevant Transfer Date arising from any right under or in connection with a HSBC Holdings plc or HSBC Group Member occupational pension scheme which relates to any matter, right or claim which is not related to old age, invalidity, or survivor’s benefits under such a scheme on such Transferring Employee leaving employment by reason of redundancy, where notice of termination of employment by reason of redundancy is served on the Transferring Employee no later than six (6) months after the Relevant Transfer Date.

5.5
In calculating any sum payable by the HSBC Contracting Party under paragraph 5.4 above, the following amount shall be deducted: any benefits already in payment or payable under a HSBC Holdings plc or a HSBC Group Member occupational pension scheme to or in respect of a Transferring Employee in connection with the liability being claimed under paragraph 5.4."]

5.6	Key Personnel

(a)
The Key Personnel, for the term of this Local Services Agreement, are: [Note: please see Part 3 of Schedule 7 (Human Resources) of the MSA, which includes a number of provisions around Key Personnel. Please include here any Key Personnel relevant to the Country specifically. .]

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Key Personnel Name	Key Personnel Role	Duration
[Note: insert any Transition related Key Personnel relevant to the Country.]		[Transition]
[Note: insert any Transformation related Key Personnel relevant to the Country.]		[Transformation]
[Note: insert any other Key Personnel relevant to the Country.]		[Term of this Local Services Agreement]

(b)	Any changes to the list of Key Personnel set out above shall be promptly notified to the HSBC Contracting Party by the Supplier Contracting Party in writing.

6.	[Governance [Note: please refer to Schedule 9 (Governance) of the MSA.]
[Note: the main Governance regime is set out in Schedule 9 (Governance) of the MSA. The Local Board may not be applicable in all Countries. If this is the case, please include the following wording: "The parties acknowledge and agree that the Local Board (as described in Schedule 9 (Governance) to the MSA) shall not apply in respect of the Country. Any local issues usually dealt with by a Local Board shall instead be dealt with by the relevant Regional Board."]]

7.	[Approved Sub-Contractors [Note: please refer to Schedule 10 (Approved Sub-Contractors) of the MSA.]
The Supplier Contracting Party may use the following Sub-Contractors to provide the corresponding elements of the Services: [Note: delete if not relevant.]]

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Name of Sub-contractor	Registered number	Registered address	Element of Services to be provided	Duration of appointment	Date of ISR sign off
[Note: Supplier to insert additional proposed sub-contractors, if applicable, for HSBC's consideration]

8.	[In Progress Projects [Note: please refer to Schedule 11 (Sercice Orders).]
The In Progress Projects specific to the Country are as follows: [Note: please see Schedule 11 (Service Orders), which describes the global 'In Progress Projects' which the Supplier is being asked to take over. If there are any local In Progress Projects, please include them here otherwise please delete this paragraph in its entirety.]

Project	Type	Academy	Sub Academy
[Note: HSBC to insert if relevant.]

9.	[Policies [Note: please refer to Schedule 11 (Service Orders) of the MSA.]
In addition to the provisions of the MSA, the Supplier Contracting Party will comply with the following Policies in the performance of the Services:
[Note: Schedule 14 (HSBC Policies and Procedures) of the MSA sets out the global policies. If there are any additional local policies, please reference them here and ensure that copies are provided to the Supplier, otherwise please delete this paragraph in its entirety.]]

10.	Notices
All notices in relation to this Local Services Agreement shall be given in writing (including where agreed by email) and shall be sent to the following:

10.1	the HSBC Contracting Party:

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For the attention of: [Note: insert recipient (by role title not individual)]
[Note: insert postal address]

10.2	the Supplier Contracting Party:
For the attention of: [Note: Supplier to insert recipient (by role title not individual)]
[Note: Supplier to insert postal address]

11.	Exit Plan
As required by clause 24.5 of the MSA, the Supplier Contracting Party shall update the Exit Plan (agreed pursuant to clause 24.5 of the MSA) within twenty (20) Working Days of the signature date of this Local Services Agreement to reflect changes in the Services and to take account of any variations necessitated by the provision of Services in the Country.

12.	HSBC Marks
The HSBC Contracting Party hereby grants to the Supplier Contracting Party a licence to use the HSBC Marks pursuant to paragraph 3.1 of Schedule 24 (Licence Terms) of the MSA, in accordance with the terms of the MSA.

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APPENDIX 1: OUTLINE LOCAL TRANSITION PLAN
[Note: insert. The Outline Transition Plan is the high level plan for local transition in the Country in question. The Supplier must propose a further plan (that builds on this Outline Local Transition Plan) to HSBC within 10 Workings Days from signature of this LSA. See paragraph 4.2 of Schedule 2 (Transition) of the MSA for further information.]

INTERNAL	265

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APPENDIX 2: LOCAL TRANSITION MILESTONES

1.	Local Transition Key Milestones

No.	Key Milestone Activity	Key Milestone Date	Acceptance Criteria	Liquidated Damages (payable for each day of delay)	Liquidated Damages Period
[Note: insert]

2.	Local Transition Interim Key Milestones

No.	Interim Milestone Activity	Interim Milestone Date	Acceptance Criteria
[Note: insert]

3.	Other Local Transition Activities

No.	Activity	Date by which activity must have been Accepted by HSBC	Acceptance Criteria
[Note: insert]

4.	Local Transition Deliverables

No.	Deliverable	Date by which Deliverable must have been Accepted by HSBC	Acceptance Criteria
	Detailed Local Transition Plan	Within 10 Working Days following the signature date of this Local Services Agreement
[Note: insert further local Deliverables as applicable.]

INTERNAL	266

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VARIATION COUNTER-SIGNATURE
Subject to the provisions of clause 31 (Variation) of the MSA, the HSBC Contracting Party and the Supplier Contracting Party have, in relation to this Local Services Agreement and the Services to be delivered hereunder only chosen to vary the specified terms of the MSA as described above. As such, and in accordance with the provisions of clause 31 (Variation) of the MSA HSBC Global Services (UK) Limited and GP Strategies Limited have caused their authorised representatives to counter-sign this Local Services Agreement for the purposes of witnessing those changes. By attaching their counter-signatures to this Local Services Agreement neither HSBC Global Services (UK) Limited nor GP Strategies Limited shall become parties to this Local Services Agreement nor shall they take on any rights, obligations or liabilities under it.

SIGNED for and on behalf of
HSBC GLOBAL SERVICES (UK) LIMITED
Signature:
Full Name:
Position:
Date:
SIGNED for and on behalf of
GP STRATEGIES LIMITED
Signature:
Full Name:
Position:
Date:

INTERNAL	267

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ANNEX 2 TO SCHEDULE 23: ONE OFF LOCAL SERVICE AGREEMENT

ONE OFF LOCAL SERVICES AGREEMENT
DATED [Note: insert date]
[Note: insert HSBC Contracting Party] and [GP to insert name of the Supplier Contracting Party] relating to the provision of Learning Services in [Note: insert Country]

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INTERNAL	269

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[HSBC Contracting Party]/[GP to insert name of the Supplier Contracting Party]             28 Jan 2015
One Off Local Services Agreement – [Note: insert country]

ONE OFF LOCAL SERVICES AGREEMENT

THIS ONE OFF LOCAL SERVICES AGREEMENT is entered into this [Note: insert day of the month] day of [Note: insert month and year]
BETWEEN

(1)
[HSBC Contracting Party] a company incorporated in [Note: insert country] (registered number [Note: insert number]) whose registered office is at [Note: insert address] (the HSBC Contracting Party); and

(2)
[GP to insert name of the Supplier Contracting Party] a company incorporated in [Note: GP to insert country] (registered number [Note: GP to insert number]) whose registered office is at [Note: GP to insert address] (the Supplier Contracting Party).

BACKGROUND:

A.
HSBC Holdings plc and GP Strategies Managed Services Limited entered into a Global Outsourcing Services Agreement for the provision of global learning services, dated 2 July 2013, which was amended and restated by HSBC Global Services (UK) Limited and GP Strategies Limited, successors to the original contracting parties, and then further amended and restated as the Further Amended and Restated Global Outsourcing Agreement, dated [Note: insert Further Amended and Restated Global Outsourcing Agreement signature date] 2018 (the MSA).

B.	Certain of the Services to be provided pursuant to the MSA will be provided by the Supplier Contracting Party in or for [Note: insert the name of the country in question] (the Country).

C.
Pursuant to the MSA, the HSBC Contracting Party and the Supplier Contracting Party now wish to enter into this One Off Local Services Agreement to enable the HSBC Contracting Party to take the benefit of the MSA and receive the Services from the Supplier Contracting Party subject to its terms.

D.	The HSBC Contracting Party and the Supplier Contracting Party wish to facilitate direct contracting and invoicing, by way of this One Off Local Services Agreement.
IT IS NOW AGREED as follows:

1.	BENEFIT OF THE LOCAL SERVICES AGREEMENT
The Supplier Contracting Party and the HSBC Contracting Party agree as follows:

1.1
the Services to be provided by the Supplier Contracting Party to the HSBC Contracting Party in the Country shall be provided to the HSBC Contracting Party on the basis that the HSBC Contracting Party takes the benefit of the Services subject to the terms and conditions of the MSA and the Contracts (Rights of Third Parties) Act 1999 as the same may be amended or re-enacted from time to time;

1.2	save as may be explicitly stated to the contrary in this One Off Local Services Agreement:

(a)	any issues of liability of the Supplier Contracting Party to the HSBC Contracting Party shall be subject to the limitations and exclusions contained in the MSA;

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[HSBC Contracting Party]/[GP to insert name of the Supplier Contracting Party]             28 Jan 2015
One Off Local Services Agreement – [Note: insert country]

(b)
this One Off Local Services Agreement shall be exclusively governed by, and construed in accordance with the laws of England save as may be explicitly stated to the contrary in this One Off Local Services Agreement; and

(c)	the HSBC Contracting Party and the Supplier Contracting Party submit to the exclusive jurisdiction of the English courts to settle any dispute arising out of this One Off Local Services Agreement.

2.	PROVISION OF LOCAL SERVICES

2.1	This One Off Local Services Agreement is entered into so as to address:

(a)	specific requirements applicable to the Country; and/or

(b)	any mandatory legal requirements applicable to the Country.

2.2
If the Supplier and HSBC (as defined in the MSA and being the contracting parties to the MSA) are to amend the terms of the MSA then, unless the relevant Change Form or variation indicates to the contrary, the amendments shall apply to the terms of the MSA incorporated into this One Off Local Services Agreement and, accordingly, this One Off Local Services Agreement will be deemed to have been amended pursuant to that variation or Change Form.

3.	GENERAL

3.1
This One Off Local Services Agreement incorporates the terms of the MSA. Any references to "the Supplier" in the MSA shall, for the purposes of this One Off Local Services Agreement, be interpreted as references to the Supplier Contracting Party that enters into this One Off Local Services Agreement and, any references to "HSBC" in the MSA shall, for the purposes of this One Off Local Services Agreement, be interpreted as references to the HSBC Contracting Party that enters into this One Off Local Services Agreement, excluding, however, those provisions which by their context are intended to apply solely to the operation of the MSA and not an individual One Off Local Services Agreement.

3.2
Unless expressly stated to the contrary in this One Off Local Services Agreement, the provisions of the MSA (including the terms and conditions, the Charges, the Services and the Operational Measures, the Service Credits and so forth) shall apply to the relationship between the parties to this One Off Local Services Agreement. Accordingly, for example, a reference to the Services in this One Off Local Services Agreement shall mean a reference to the Services described in the MSA, as supplemented or amended by the terms of this One Off Local Services Agreement.

3.3
The parties agree that all claims and liabilities arising in connection with the Services shall be dealt with subject to the terms of the MSA, as incorporated into, supplemented or amended by this One Off Local Services Agreement.

3.4
The HSBC Contracting Party shall not by reason of this One Off Local Services Agreement become liable for any taxes, levies or duties beyond those which it agreed to pay pursuant to the terms of the MSA. The Supplier Contracting Party shall be responsible for any such additional taxes, levies or duties as may arise by virtue of the execution of this One Off Local Services Agreement and/or the provision of the Services hereunder unless otherwise agreed in this One Off Local Services Agreement. Notwithstanding the foregoing, where the Supplier Contracting Party considers that it may incur additional taxes, levies or duties as a direct result of the instruction provided to it by the HSBC Contracting Party, the Supplier Contracting Party may bring this to the attention of the HSBC Contracting Party (as applicable) and the parties shall at that time discuss and agree in writing which party shall bear the cost of any such additional taxes, levies or duties. For the avoidance of doubt, in the absence of such written agreement such additional taxes, levies or duties shall be borne by the

INTERNAL	271

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[HSBC Contracting Party]/[GP to insert name of the Supplier Contracting Party]             28 Jan 2015
One Off Local Services Agreement – [Note: insert country]

Supplier Contracting Party. The parties shall use Reasonable Endeavours to avoid unnecessary taxes, levies and duties in connection with the Services.

3.5
This One Off Local Services Agreement shall come into force on the date it is signed[ and, subject to earlier termination in accordance with the terms of the MSA shall continue in force until the date set out in paragraph 2 of Schedule 2 below].

3.6
This One Off Local Services Agreement and the MSA shall together represent the entire understanding between the parties to this One Off Local Services Agreement in relation to the subject matter hereof and supersede, cancel and nullify any previous agreement between the parties relating to such matters. Each reference in the MSA to "this/the Agreement" shall be read as the context requires as if referring to this One Off Local Services Agreement, excluding, however, those references which by their context are intended to apply solely to the operation of the MSA and not an individual One Off Local Services Agreement.

3.7	The parties represent to each other that each has full power and authority to enter into this One Off Local Services Agreement.

3.8
Any reference to terms with capitalised letters in this One Off Local Services Agreement will have the meaning attributed to them in the MSA as varied or supplemented by any meaning given to them in this One Off Local Services Agreement.

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[HSBC Contracting Party]/[GP to insert name of the Supplier Contracting Party]             28 Jan 2015
One Off Local Services Agreement – [Note: insert country]

SCHEDULE 1
NON-DEROGABLE REQUIREMENTS OF LOCAL LAW

1.
Notwithstanding any other term of this One Off Local Services Agreement, the parties acknowledge and agree that there may be Laws in [insert Country] which, notwithstanding paragraph 1.3(ii) above of this One Off Local Services Agreement, apply to this One Off Local Services Agreement and/or the parties to it and which conflict with the parties’ obligations in this One Off Local Services Agreement (Overriding Mandatory Law). If and only to the extent any Overriding Mandatory Law applies to this One Off Local Services Agreement:

1.1	the parties agree that this One Off Local Services Agreement will not be invalid or frustrated by reason of the non-inclusion of a relevant provision dealing with the issue;

1.2
the relevant party shall not be in breach of this One Off Local Services Agreement for failing to comply with the obligations in this One Off Local Services Agreement which conflict with such Overriding Mandatory Law;

1.3
the Supplier Contracting Party and the HSBC Contracting Party shall negotiate in good faith to amend the conflicting provision or insert a required provision such that, as amended, it is legal, valid and enforceable, and, to the greatest extent possible, achieves the parties’ original commercial intentions; and

1.4
If the parties cannot agree the relevant amendments in accordance with paragraph 1.3 above within thirty (30) days of the date of the issue coming to the attention of the parties, the HSBC Contracting Party may terminate this One Off Local Services Agreement immediately by giving the Supplier Contracting Party written notice to that effect and without liability to the Supplier Contracting Party.

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SCHEDULE 2
LOCAL SERVICE REQUIREMENTS

1.	SERVICES
The Supplier Contracting Party shall perform the following Services:
[Insert Scope of Services to be delivered to the Country]

2.	PERFORMANCE SCHEDULE
As per request from the Supplier Contracting Party during the period covered by this document:
[Note: insert dd mmm yyyy] To [insert dd mmm yyyy]

3.	COMMUNICATION PLAN AND REPORTS
Send attendance list signed to [Note: insert name ([insert email address]]

4.	ACCOUNT REPRESENTATIVE
[Note: insert name, role: email address]

5.	SUPPLIER PERSONNEL
[Note: insert name, role and responsibilities]

6.	DELIVERABLES
[NOTE: Insert deliverables to be provided]

7.	SPECIFICATIONS
The Services shall meet the following technical, functional, performance or other specifications:
[Insert the relevant information]

8.	ACCEPTANCE CRITERIA AND TESTING PROCEDURES
[Insert the relevant information if applicable

9.	CHARGES
Unless otherwise set forth herein, all amounts due under this One Off Local Services Agreement shall be payable in the applicable currency set out in Schedule 5 (Charges) in the Master Services Agreement.
[Note: insert a detailed cost quote, showing breakdown of costs, all aligned to charging model set out Schedule 5]

10.	INVOICING INSTRUCTIONS

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Invoices in relation to the performance of the Services pursuant to this One Off Local Services Agreement shall be submitted to the HSBC Contracting Party or Service Recipient which received the Services and shall be sent to the following address:
[Note: insert name, role and email address]; and
[Note: insert name, role and email address].

11.	GOVERNANCE
The parties acknowledge and agree that the Local Board (as described in Schedule 9 (Governance) to the MSA) shall not apply in respect of the Country. Any local issues usually dealt with by a Local Board shall instead be dealt with by the relevant Regional Board.

12.	POLICIES
In addition to the provisions of the MSA, the Supplier Contracting Party will comply with the following Policies in the performance of the Services:

12.1	Expenses Policy
The parties agree that the HSBC/GP Travel Policy in place at the date of signature of this One Off Local Services Agreement and as amended and updated from time to time shall be applicable to Supplier Personnel performing Services under this One Off Local Services Agreement.

12.2	[Insert any other policies]

13.	NOTICES
All notices in relation to this One Off Local Services Agreement shall be given in writing (including where agreed by email) and shall be sent to the following:

13.1	the HSBC Contracting Party:
[Insert name, role and email address]

13.2	the Supplier Contracting Party:
[Insert name, role and email address]

14.	HSBC MARKS
The HSBC Contracting Party hereby grants to the Supplier Contracting Party a licence to use the HSBC Marks pursuant to paragraph 3.1 of Schedule 24 (Licence Terms) of the MSA, in accordance with the terms of the MSA.

15.	APPROVED SUBCONTRACTORS
The following third parties are Approved Sub-Contractors for the purposes of this One Off Local Services Agreement:
[insert]

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SIGNATORIES
IN WITNESS of which this One Off Local Services Agreement has been duly executed by the parties.

SIGNED for and on behalf of
[HSBC CONTRACTING PARTY]
Signature:
Full Name:
Position:
Date:
SIGNED for and on behalf of
[GP to insert name of the SUPPLIER CONTRACTING PARTY]
Signature:
Full Name:
Position:
Date:

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

INTERNAL

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

Schedule 24

LICENCE TERMS

1.	Definitions and interpretation

1.1	The definitions used in this Schedule 24 (Licence Terms) are as set out in clause 1.2 of this Agreement.

1.2
In the event of any conflict between these Licence Terms and the Agreement, these Licence Terms shall prevail, however, for the avoidance of doubt, clause 20 (Liability) of the Agreement shall apply to these Licence Terms.

2.	Introduction

2.1	The Agreement and the applicable Local Services Agreement set out the rights and obligations of each party relating to the Services.

2.2
The HSBC Contracting Party has been given rights by HSBC Global Services (UK) Limited and/or the applicable HSBC Group Member(s) to sublicense the use of the HSBC Marks to the Supplier on the terms of the applicable Local Services Agreement and these Licence Terms.

2.3	HSBC Global Services (UK) Limited and/or the applicable HSBC Group Member(s) is/are the proprietors of the HSBC Marks.

3.	Grant and scope of licence

3.1
Where the HSBC Contracting Party has agreed in a Local Services Agreement to grant the Supplier Contracting Party a licence to use the HSBC Marks, such licence shall be a non-exclusive, non- transferable, royalty-free licence to use the HSBC Marks in the manner set out in the applicable Local Services Agreement for the sole purpose of providing its obligations under the Local Services Agreement in relation to the Services and subject to the terms and conditions set out in these Licence Terms.

3.2
The Supplier Contracting Party may not modify, change, alter, delete from or add to the HSBC Marks, including any change in text, graphics or colour. The Supplier Contracting Party agrees that it will not use any HSBC Mark other than the HSBC Marks provided to the Supplier Contracting Party by the HSBC Contracting Party in accordance with the Agreement. The Supplier Contracting Party undertakes to comply with HSBC’s and the HSBC Contracting Party’s published branding guidelines for use of the HSBC Marks as provided by the HSBC Contracting Party from time to time.

3.3
The Supplier Contracting Party shall not use the HSBC Marks together with any logos, trade marks or any other business signs of any competitor of HSBC or the HSBC Group Members or of any other companies involved in financial services or in association with any other marks to form a new mark.

4.	Ownership of HSBC Marks

4.1
The Supplier Contracting Party hereby acknowledges HSBC's and/or the HSBC Group Members’ (as applicable) legal ownership of the HSBC Marks. The Supplier Contracting Party’s entitlement to display the HSBC Marks is limited to the express terms of these Licence Terms and the Agreement. No other right to the HSBC Marks, express or implied, is granted to the Supplier Contracting Party by virtue of these Licence Terms and HSBC and the HSBC Group Members reserve the right to use the HSBC Marks in relation to all products and services.

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

4.2
The Supplier Contracting Party agrees that it shall not do anything inconsistent with the legal ownership by HSBC and/or the HSBC Group Members of the HSBC Marks and that all goodwill in the HSBC Marks generated by the use of the HSBC Marks by the Supplier Contracting Party shall to the benefit of HSBC and/or the HSBC Group Members (as applicable) and the Supplier Contracting Party will, on request, sign a confirmatory assignment to that effect.

4.3
If so required by the HSBC Contracting Party, any material displaying the HSBC Marks shall have a legend at the end of the document, page, screen or other medium on which the HSBC Marks appear, which will read as follows:

4.4	“â Registered Trademark of HSBC Holdings plc. [Insert name of Licensee] Licensee of the Trademark”.

4.5
The Supplier Contracting Party undertakes not to take any action which may prejudice the distinctiveness or validity of, or otherwise adversely affect, the HSBC Marks or HSBC’s and/or the HSBC Group Members’ title to the HSBC Marks.

5.	Quality control

5.1
HSBC and/or the HSBC Group Members may monitor the Supplier Contracting Party’s use of the HSBC Marks. The Supplier Contracting Party shall deliver copies of material on which the HSBC Marks are to appear to the HSBC Contracting Party for review prior to publication. The Supplier Contracting Party will not publish or otherwise disclose such material incorporating the HSBC Marks without the HSBC Contracting Party’s prior written consent in accordance with this paragraph, and where such material is not in conformity with the Supplier Contracting Party’s obligations under these Licence Terms or the Local Services Agreement, the Supplier Contracting Party shall make any changes as are requested by the HSBC Contracting Party immediately. The HSBC Contracting Party will respond to requests for approval of materials on which the HSBC Marks (or any reference to HSBC) will appear within five (5) Working Days after the HSBC Contracting Party has received such request. If any material is approved by the HSBC Contracting Party it shall not be modified, edited, added to, reformatted or otherwise changed in relation to the HSBC Marks except with the HSBC Contracting Party’s prior written consent.

5.2
Save as otherwise provided by the Agreement or any Local Services Agreement the Supplier Contracting Party shall not display on or include in web pages of the Supplier Contracting Party’s website bearing the HSBC Marks any content, products, services or information from, or trade names or trade marks of, any person, entity or organisation that the HSBC Contracting Party deems to be a competitor (unless otherwise approved by the HSBC Contracting Party in advance) or where the display or inclusion of such content, products, services, information, trade names or trade marks in such web pages is, in the opinion of the HSBC Contracting Party, unfavourable to the image of HSBC or any HSBC Group Members or otherwise undesirable.

5.3
The Supplier Contracting Party agrees not to adopt or apply for or use any other trade mark, trade name, corporate name or design which would be similar to or confused with the HSBC Marks and, further, that it shall not claim any rights or interest in the HSBC Marks by way of its licensed use of the same at any time and that the Supplier Contracting Party will not directly or indirectly at any time dispute or contest the validity or enforceability of the HSBC Marks nor encourage or assist anyone else to do the same.

5.4
The Supplier Contracting Party agrees that where permission to use the HSBC Marks has been granted in relation to any website, subject to any lawful and overriding security interest or legal duty of the

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

Supplier Contracting Party it will permit the HSBC Contracting Party to access all areas of such websites, including any password-protected areas, in order to inspect any use that is being made of the HSBC Marks.

5.5
The Supplier shall ensure that all of its and the Supplier Affiliates activities in connection with the HSBC Marks and any material where the HSBC Marks are used, including all marketing, advertising and promotion in any media, shall comply with all applicable Laws.

5.6
On request the Supplier Contracting Party shall, subject to any lawful and overriding security interest or legal duty of the Supplier Contracting Party provide the HSBC Contracting Party with relevant and applicable metatags used in connection with any websites on which the HSBC Marks are displayed and shall make any deletion to that list of metatags as the HSBC Contracting Party may request as necessary for the protection of the HSBC Marks.

6.	Warranties and indemnities

6.1	The HSBC Contracting Party warrants that it has the right to enter into these Licence Terms and to grant the Supplier Contracting Party the rights set out in these Licence Terms.

6.2	Neither the HSBC Contracting Party, HSBC or any HSBC Group Member gives any warranty as to the validity of the HSBC Marks.

6.3
The Supplier will indemnify and keep indemnified HSBC, the HSBC Contracting Party and any and all HSBC Group Members against any liability incurred or suffered by HSBC, the HSBC Contracting Party and/or by any HSBC Group Member, which arise in connection with use of the HSBC Marks by the Supplier and/or the Supplier Affiliates which is not in accordance with these Licence Terms or the applicable Local Services Agreement, including as a result of any claim or infringement of any Intellectual Property Rights of a third party, resulting from such improper use of the HSBC Marks.

6.4
The Supplier Contracting Party shall immediately give notice to the HSBC Contracting Party of any relevant claims or proceedings brought against the Supplier Contracting Party or of any infringement or suspected infringement of the HSBC Marks as they arise. HSBC, the HSBC Contracting Party and/or any HSBC Group Member shall be entitled, but shall not be obliged, to take whatever legal action it decides upon in its sole discretion to prevent or deal with such infringements or in relation to such proceedings (unless it notified the Supplier Contracting Party in writing otherwise) and the Supplier Contracting Party shall provide, at no expense to HSBC, the HSBC Contracting Party and the HSBC Group Members, all such co-operation and assistance as they may reasonably request.

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

Schedule 25 LOCAL SERVICES AGREEMENT REFERENCES

1.	Local Services Agreement References

1.1	HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that references in a Local Services Agreement to:

(a)	The “Master Services Agreement dated 2 July 2013” or the “MSA” are deemed to be references to this Agreement;

(b)	“HSBC Holdings plc” are deemed to be references to HSBC, pursuant to the novation agreement effective as of 1 November 2016;

(c)	“Clause 6.7 (Charges)”, “Clause 6.9 (Charges)” and “Clause 6.12 (Charges)” are deemed to be references to clauses 3.7, 3.8 and 3.11 respectively of Schedule 5 (Charges) to this Agreement;

(d)	“Clause 13.5 (Supplier’s Security Obligations)” and “clause 13.7 (Supplier’s Security Obligations)” are deemed to be references to clause 13.6 and 13.8 respectively of this Agreement;

(e)	“Clause 20.11” are deemed to be references to clause 20.10 of this Agreement;

(f)	“Clause 23.1(c)” and “Clause 23.1(e)” are both deemed to be references to clause 23.1(d) of this Agreement;

(g)	“Clause 24.6(c)(ii) (Provision of Termination Services during Termination Period” shall be deemed to be a reference to the relevant section in Schedule 13;

(h)	“Clause 26 (Disputes)” is deemed to be references to paragraph 10 of Schedule 9 (Governance) to this Agreement;

(i)	“Clause 29 (Assignment and sub-contracting)” are deemed to be references to clause 30 of this Agreement;

(j)	“Clause 31 (Notices)” are deemed to be references to clause 32 of this Agreement;

(k)	“Clause 32 (Set-Off)” are deemed to be references to clause 33 of this Agreement;

(l)	“Clause 36.1 (Insurance)” are deemed to be references to clause 37.1 of this Agreement;

(m)	“Clause 37.3 (Audit and Regulatory Requirements)” are deemed to be references to clause 38.3 of this Agreement;

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

(n)	“Clause 37.4 (Audit and Regulatory Requirements)” are deemed to be references to clause 38.3 of this Agreement;

(o)	“Clause 38.1 (Relationship of the Parties)” and “Clause 38.3 (Relationship of the Parties)” are deemed to be references to clause 39.1 and 39.3 respectively of this Agreement; and

(p)	“Clause 39.8 (Governing Law)” are deemed to be references to clause 41.7 of this Agreement;

1.2	HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that:

(a)	subject to clause 1.2(b) below, references in a Local Services Agreement to “Schedule 3 (Services)” are deemed to be references to Schedule 3 (Services) to this Agreement;

(b)
subject to paragraph (c) below, where a Local Services Agreement purports to amend the terms of Appendix 3-D, 3-E or 3-F (including by way of inclusion of additional service descriptions in schedule 2 to those Local Services Agreements) then:

(i)	subject to (ii) below, those provisions of the Local Services Agreement shall have no force and effect;

(ii)
notwithstanding clause (i) above and subject always to paragraph 1.4 below, the HSBC Contracting Party and Supplier Contracting Party who are parties to the relevant Local Services Agreement may agree via the Change Procedure that the terms relating to the provision of services in that Local Services Agreement remain in force and effect and are to be read in conjunction with Schedule 3 (Services), but which such Change shall have to be approved in writing by the HSBC Global Third Party Engagement Manager;

1.3
where a Local Services Agreement purports to amend the terms of Appendix 3-C or otherwise provide for LAO Services different to those set out in Appendix 3-C, then those provisions of the Local Services Agreement shall have no effect, save as follows. Where the relevant HSBC Contracting Party identifies any unique local requirements set out in that Local Services Agreement (Local Variations) and expressly requires that the Supplier continue to provide such Local Variations following the Restatement Date, the Supplier shall:

(a)
escalate the requirement for a Local Variation immediately to the Global Head of Learning Services, together with a quote for the reasonable additional Charges (if any), based on the "Professional Services Project Admin" rate set out in Appendix 5-F to Schedule 5 (Charges);

(b)
if the HSBC Contracting Party so requires continue to perform the LAO Services applicable to the Local Variation for a period of not more than 3 months, pending confirmation from the Global Head of Learning Services that such Local Variation is acceptable;

(c)
thereafter cease the provision of the relevant LAO Services unless specifically authorised by the Global Head of Learning Services and, if so authorised, the parties shall enter into a Service Order for such Local Variations or, as applicable an appropriate Change to the relevant Local Services Agreement; and

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HSBC Global Services (UK) Limited/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

(d)
the parties agree that notwithstanding anything else set out in the Service Order referred to above or in the Local Services Agreement, the rates applicable to Local Variations shall not exceed the "Professional Services Project Admin" rate set out in Appendix 5-F to Schedule 5 (Charges).

1.4	HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that:

(a)	subject to clause 1.4(b)1.2(b) below, references in a Local Services Agreement to “Schedule 5 (Charges)” are deemed to be references to Schedule 5 (Charges) to this Agreement;

(b)
where a Local Services Agreement purports to amend the terms of Schedule 5 (Charges) (including by way of inclusion of additional or alternative rate cards, Charges, or particular exchange rates) then:

(i)	those provisions of the Local Services Agreement shall have no force and effect; and

(ii)	all Charges for Services under all Local Services Agreements shall be calculated in accordance with Schedule 5 (Charges).

1.5
HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that provisions in a Local Services Agreement that purport to amend clause 39.6 of the Original Agreement (Bribery and Corrupt Practices) shall have no force and effect.

1.6
HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that where a Local Services Agreement provides for an additional clause or sub-clause to be added to this Agreement which would, by virtue of the Restated Agreement and Further Amended and Restated Agreement, conflict with the numbering of this Agreement then that additional clause is deemed to be added at the end of the relevant section. For example, where a Local Services Agreement provides for a new clause 3.17 to be added to section 3 of this Agreement then the new clause will be deemed to be numbered clause 3.20 so as not to conflict with the existing numbering of this Agreement which currently runs from clauses 3.1 to 3.19.

1.7
HSBC, the Supplier, the HSBC Contracting Party and the Supplier Contracting Party each agree that the order of precedence of documents set out in clause 1.1(h) of the Agreement applies here, save that the Parties further agree to discuss in good faith any conflicts between the provisions of Local Services Agreements and this Agreement.

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